PIMCO ETF Trust
Statement of Additional Information
October 30, 2023 (as supplemented May 10, 2024)
This Statement of Additional Information is not a prospectus, and should be read in conjunction with the prospectuses of PIMCO ETF Trust (the “Trust”), as described below and as supplemented from time to time. The Trust is an open-end management investment company currently consisting of 19 separate portfolios (each such portfolio discussed in this Statement of Additional Information is referred to herein as a “Fund” and collectively as the “Funds”), including:
Index Funds and Ticker Symbols
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	HYS
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	STPZ
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	LTPZ
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	ZROZ
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	TIPZ
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	CORP
Actively Managed Funds and Ticker Symbols
PIMCO Active Bond Exchange-Traded Fund	BOND
PIMCO Commodity Strategy Active Exchange-Traded Fund	CMDT
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	LDUR
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	MINT
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	EMNT
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	MUNI
PIMCO Multisector Bond Active Exchange-Traded Fund	PYLD
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	MINO
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	PRFD
PIMCO Prime Limited Maturity Active Exchange-Traded Fund	PPRM
PIMCO Senior Loan Active Exchange-Traded Fund	LONZ
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	SMMU
PIMCO Ultra Short Government Active Exchange-Traded Fund	BILZ
Shares of the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund are offered through a prospectus dated October 30, 2023, and shares of the PIMCO Active Bond Exchange-Traded Fund, PIMCO Commodity Strategy Active Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Municipal Income Opportunities Active Exchange-Traded Fund, PIMCO Multisector Bond Active Exchange-Traded Fund, PIMCO Preferred and Capital Securities Active Exchange-Traded Fund, PIMCO Prime Limited Maturity Active Exchange-Traded Fund, PIMCO Senior Loan Active Exchange-Traded Fund, PIMCO Short Term Municipal Bond Active Exchange-Traded Fund and PIMCO Ultra Short Government Active Exchange-Traded Fund are offered through a separate prospectus dated October 30, 2023, each as supplemented from time to time (collectively, the “Prospectuses”). Copies of the Prospectuses may be obtained free of charge at the address and telephone number listed below.
Each Fund operates as an exchange-traded fund (“ETF”). As identified and described in more detail within the Prospectuses and this Statement of Additional Information, certain Funds are ETFs that seek to replicate the performance of a specified index (collectively, the “Index Funds”). Other Funds are actively managed ETFs that do not seek to replicate the performance of a specified index (collectively, the “Active Funds”). Once a Fund commences operations, the shares described in the Prospectuses and in this Statement of Additional Information, except for the PIMCO Active Bond Exchange-Traded Fund, are listed and trade on NYSE Arca, Inc. (“NYSE Arca”) and the shares described in the Prospectus and Statement of Additional Information for PIMCO Active Bond Exchange-Traded Fund is listed and traded on New York Stock Exchange (“NYSE”), each a national securities exchange (collectively, the “Listing Exchange”) and other secondary markets.
Pacific Investment Management Company LLC (“PIMCO” or the “Manager”), 650 Newport Center Drive, Newport Beach, California 92660, is the investment manager of the Funds.
Audited financial statements for the Trust as of June 30, 2023, including the notes thereto, and the report of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s June 30, 2023 Annual Report.
A copy of the Prospectus, Annual Report or Semi-Annual Report (when available) for each Fund may be obtained free of charge at the telephone number and address listed below:
PIMCO ETF Trust
Regulatory Document Request
650 Newport Center Drive
Newport Beach, California 92660
Telephone: 1.888.87.PIMCO

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The Trust
The Trust is a Delaware statutory trust established under a Declaration of Trust dated November 14, 2008, as amended and restated November 4, 2014. Each Fund operates as an ETF and is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”).
Each Fund offers and issues shares at their net asset value per share (“NAV”) only in aggregations of a specified number of shares (“Creation Units”), generally in exchange for a basket of securities (the “Deposit Securities”) together with a deposit of a specified cash payment (the “Cash Component”). Alternatively, each Fund may issue and redeem Creation Units in exchange for a specified all-cash payment (“Cash Deposit”). Shares are redeemable by the applicable Fund only in Creation Units, and, generally, in exchange for securities and/or cash. Shares trade in the secondary market and elsewhere at market prices that may be at, above or below NAV. Creation Units typically are a specified number of shares, generally 20,000, 25,000, 40,000, 50,000, 70,000, 90,000 or 100,000 and multiples thereof.
The Trust may issue and redeem shares in-kind and/or for cash. A Fund may charge creation/redemption transaction fees for each creation and redemption. In all cases, redemption transaction fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities. See the “Creations and Redemptions” section below.
The investment objective of each Index Fund is to provide total return that closely corresponds, before fees and expenses, to the total return of the Fund’s underlying index (each an “Underlying Index” and collectively the “Underlying Indexes”) representing a segment of the U.S. fixed income securities market as described in more detail below. The Index Funds issue and redeem shares in exchange for in-kind securities or instruments and/or for cash. Unlike conventional ETFs, the Active ETFs are not index funds. The Active Funds are actively managed ETFs that do not seek to replicate the performance of a specified index. The Active Funds issue and redeem shares in exchange for cash and/or in-kind securities or instruments.
The PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Multisector Bond Active Exchange-Traded Fund, PIMCO Municipal Income Opportunities Active Exchange-Traded Fund, PIMCO Preferred and Capital Securities Active Exchange-Traded Fund, PIMCO Prime Limited Maturity Active Exchange-Traded Fund, PIMCO Senior Loan Active Exchange-Traded Fund, PIMCO Short Term Municipal Bond Active Exchange-Traded Fund and PIMCO Ultra Short Government Active Exchange-Traded Fund are diversified. The PIMCO Commodity Strategy Active Exchange-Traded Fund is non-diversified.
Exchange listing and trading
Shares of each Fund are listed for trading and trade throughout the day on the Listing Exchange and other secondary markets. Shares of a Fund may also be listed on certain foreign (non-U.S.) exchanges. There can be no assurance that the requirements of the Listing Exchange necessary to maintain the listing of shares of the Funds will continue to be met. The Listing Exchange may, but is not required to, remove the shares of a Fund from listing if: (i) the Listing Exchange becomes aware that the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act to the extent such Fund’s listing is conditioned upon reliance on Rule 6c-11; (ii) the Fund no longer complies with the applicable rules for continued listing on the Listing Exchange; (iii) following the initial 12-month period beginning upon the commencement of trading of Fund shares, there are fewer than 50 beneficial owners of shares of the Fund; or (iv) any other event shall occur or condition shall exist that, in the opinion of the Listing Exchange, makes further dealings on the Listing Exchange inadvisable. The Listing Exchange will remove the shares of a Fund from listing and trading upon termination of the Fund. In the event a Fund ceases to be listed on an exchange, the Fund may cease operating as an “exchange-traded” fund and operate as a mutual fund, provided that shareholders are given advance notice.

As in the case of other publicly-traded securities, when you buy or sell shares through a financial intermediary you may incur a brokerage commission determined by that financial intermediary.
In order to provide additional information regarding the intraday value of shares of each Fund, the Listing Exchange or a market data vendor may disseminate every 15 seconds through the facilities of the Consolidated Tape Association or other widely disseminated means an updated intraday indicative value (“IIV”) for each Fund as calculated by an information provider or market data vendor. The Trust is not involved in or responsible for any aspect of the calculation or dissemination of the IIV and makes no representation or warranty as to the accuracy of the IIV.
With regard to the Index Funds, an IIV is based on a securities component and a cash component (or an all cash amount) which comprises that day’s Fund Deposit (as defined below), as disseminated prior to that Business Day’s commencement of trading (the “Index Funds IIV Basket”). With regard to the Active Funds, an IIV is based on the current market value of the Fund’s portfolio holdings that will form the basis for the Fund’s calculation of NAV at the end of the Business Day (as defined below), as disclosed on the Fund’s website prior to that Business Day’s commencement of trading (the “Active Funds IIV Basket”). Unlike a Fund’s NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses.
The Trust reserves the right to adjust the share prices of a Fund in the future to maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of the Fund.
Investment ObjectiveS And Policies
The investment objectives and general investment policies of each Fund are described in the Prospectuses. Consistent with each Fund’s investment policies, each Fund may invest in “Fixed Income Instruments,” which are defined in the Prospectuses. Additional information concerning the characteristics of certain of the Funds’ investments, strategies and risks is set forth below. The PIMCO Active Bond Exchange-Traded Fund and PIMCO Multisector Bond Active Exchange-Traded Fund (each, an “Investing Fund”) also anticipates that they may invest in other series of the Trust, series of PIMCO Funds, and series of PIMCO Equity Series (each series, an “Underlying PIMCO Fund,” and collectively, the “Underlying PIMCO Funds”), as specified in each Investing Fund’s Prospectus.
The PIMCO Commodity Strategy Active Exchange-Traded Fund may pursue its investment objective by investing in the PIMCO Cayman Commodity Fund CMDT, Ltd., a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by PIMCO, and has the same investment objective and will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund; however, the Subsidiary (unlike the Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked derivative instruments. The Fund and Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that, with respect to its investments in certain securities that may involve leverage, the Subsidiary will comply with requirements of Rule 18f-4 on an aggregate basis with the Fund. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. See below “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiary” for a more detailed discussion of the Fund’s Subsidiary.
U.S. Government Securities
U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. The U.S. Government does not guarantee the net asset value of a Fund’s shares. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”), are supported by the full faith and credit of the United States; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; and still others, such as securities issued by members of the Farm Credit System, are supported only by the credit of the agency, instrumentality or corporation. U.S. Government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.

Securities issued by U.S. Government agencies or government-sponsored enterprises may not be guaranteed by the U.S. Treasury. GNMA, a wholly owned U.S. Government corporation, is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA and backed by pools of mortgages insured by the Federal Housing Administration or guaranteed by the Department of Veterans Affairs. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include the FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but its participation certificates are not backed by the full faith and credit of the U.S. Government. Instead, they are supported only by the discretionary authority of the U.S. Government to purchase the agency’s obligations.
Because certain Underlying Indexes of the Index Funds are comprised solely of U.S. Treasury obligations (including the Underlying Indexes for the PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded and PIMCO Broad U.S. TIPS Index Exchange-Traded Funds), such Index Funds do not currently invest in: (i) the securities of any issuer determined by PIMCO to be engaged principally in the provision of healthcare services, the manufacture of alcoholic beverages, tobacco products, pharmaceuticals, military equipment, the operation of gambling casinos or in the production or trade of pornographic materials; or (ii) tobacco settlement revenue bonds, which are Municipal Bonds (defined below) secured by a state or local government’s proportionate share in the 1998 Master Settlement Agreement between various U.S. states and territories and various tobacco manufacturers.
Municipal Bonds
Certain Funds may invest in securities issued by states, territories, possessions, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states, territories, possessions and multi-state agencies or authorities. It is a policy of each of the PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Municipal Income Opportunities Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (each a “Municipal Fund,” and collectively, the “Municipal Funds”) to have at least 80% of its net assets plus borrowings for investment purposes invested in investments, the income of which is exempt from federal income tax (“Municipal Bonds”). The ability of a Municipal Fund to invest in securities other than Municipal Bonds is limited by a requirement of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), that at least 50% of the applicable Municipal Fund’s total assets be invested in Municipal Bonds at the end of each quarter of a Municipal Fund’s tax year.
Municipal Bonds share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The Municipal Bonds which the Funds may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer’s general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source or annual revenues. Tax-exempt private activity bonds and industrial development bonds generally are also revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor).
Each Fund that may invest in Municipal Bonds, and in particular the Municipal Funds, may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. A Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects or industrial development bonds.
Each Fund that may invest in Municipal Bonds may invest in pre-refunded Municipal Bonds. Pre-refunded Municipal Bonds are tax-exempt bonds that have been refunded to a call date prior to the final maturity of principal, or, in the case of pre-refunded Municipal Bonds commonly referred to as “escrowed-to-maturity bonds,” to the final maturity of principal, and remain outstanding in the municipal market. The payment of principal and interest of the pre-refunded Municipal Bonds held by a Fund is funded from securities in a designated escrow account that holds U.S. Treasury securities or other obligations of the U.S. Government (including its agencies and instrumentalities (“Agency Securities”)). As the payment of principal and interest is generated from securities held in an escrow account established by the municipality and an independent escrow agent, the pledge of the municipality has been fulfilled and the original pledge of revenue by the municipality is no longer in place. Pre-refunded and/or escrowed to maturity Municipal Bonds may bear an AAA/Aaa rating (for example, if re-rated by a rating service or, if not re-rated, determined by PIMCO to be of comparable quality) because they are backed by U.S. Treasury securities, Agency Securities or other investment grade securities. For the avoidance of any doubt, PIMCO’s determination of an issue’s credit rating will generally be used for compliance with a Fund’s investment parameters when an issue either loses its rating or is not re-rated upon pre-refunding. The escrow account securities pledged to pay the principal and interest of the pre-refunded Municipal Bond do not guarantee the price movement of the bond before maturity. Issuers of Municipal Bonds refund in advance of maturity the outstanding higher cost debt and issue new, lower cost debt, placing the proceeds of the lower cost issuance into an escrow account to pre-refund the older, higher cost debt. Investments in pre-refunded Municipal Bonds held by a Fund may subject the Fund to interest rate risk, market risk and credit risk. In addition, while a secondary market exists for pre-refunded Municipal Bonds, if a Fund sells pre-refunded Municipal Bonds prior to maturity, the price received may be more or less than the original cost, depending on market conditions at the time of sale. To the extent permitted by the SEC and the Internal Revenue Service (“IRS”), a Fund’s investment in pre-refunded Municipal Bonds backed by U.S. Treasury and Agency securities in the manner described above, will, for purposes of diversification tests applicable to certain Funds, be considered an investment in the respective U.S. Treasury and Agency securities. Tax legislation in 2017 eliminated the tax exemption for advance refunding of municipal bonds on a go-forward basis.
Under the Internal Revenue Code, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. The PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund and PIMCO Short Term Municipal Bond Active Exchange-Traded Fund do not intend to invest in securities whose interest is subject to the federal alternative minimum tax.
Certain Funds may invest in Build America Bonds. Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009, which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. A Fund’s investments in Build America Bonds will result in taxable income and the Fund may elect to pass through to shareholders the corresponding tax credits. The tax credits can generally be used to offset federal income taxes and the alternative minimum tax, but such credits are generally not refundable. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including Funds other than the Municipal Funds, may choose to invest in Build America Bonds. Although Build America Bonds were only authorized for issuance during 2009 and 2010, the program may have resulted in reduced issuance of tax exempt Municipal Bonds during the same period. As a result, Funds that invest in tax-exempt Municipal Bonds, such as the Municipal Funds, may have increased their holdings of Build America Bonds and other investments permitted by the Funds’ respective investment objectives and policies during 2009 and 2010. The Build America Bond program expired on December 31, 2010, at which point no further issuance of new Build America Bonds was permitted. As of the date of this Statement of Additional Information, there is no indication that Congress will renew the program to permit issuance of new Build America Bonds.
The Funds may invest in municipal lease obligations. Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities (“municipal lease obligations”). Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation may be backed by the municipality’s covenant to budget for, appropriate funds for and make the payments due under the lease obligation. However, certain municipal lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. In deciding whether to purchase a lease obligation, the Funds will assess the financial condition of the borrower or obligor, the merits of the project, the level of public support for the project, other credit characteristics of the obligor, and the legislative history of lease financing in the state. Municipal lease obligations may be less readily marketable than other municipal securities.
Projects financed with certificates of participation generally are not subject to state constitutional debt limitations or other statutory requirements that may apply to other municipal securities. Payments by the public entity on the obligation underlying the certificates are derived from available revenue sources. That revenue might be diverted to the funding of other municipal service projects. Payments of interest and/or principal with respect to the certificates are not guaranteed and do not constitute an obligation of a state or any of its political subdivisions.
Municipal leases may also be subject to “abatement risk.” The leases underlying certain municipal lease obligations may state that lease payments are subject to partial or full abatement. That abatement might occur, for example, if material damage to or destruction of the leased property interferes with the lessee’s use of the property. However, in some cases that risk might be reduced by insurance covering the leased property, or by the use of credit enhancements such as letters of credit to back lease payments, or perhaps by the lessee’s maintenance of reserve monies for lease payments. While the obligation might be secured by the lease, it might be difficult to dispose of that property in case of a default.
The Funds may purchase unrated municipal lease obligations if determined by PIMCO to be of comparable quality to rated securities in which the Fund is permitted to invest. A Fund may also acquire illiquid municipal lease obligations, subject to regulatory limitations on investments in illiquid investments generally. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
The Funds may seek to enhance their yield through the purchase of private placements. These securities are sold through private negotiations, usually to institutions or mutual funds, and may have resale restrictions. Their yields are usually higher than comparable public securities to compensate the investor for their limited marketability. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request - usually one to seven days. This demand feature enhances a security’s liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a Fund would hold the longer-term security, which could experience substantially more volatility.
The Funds that may invest in Municipal Bonds may invest in municipal warrants, which are essentially call options on Municipal Bonds. In exchange for a premium, municipal warrants give the purchaser the right, but not the obligation, to purchase a Municipal Bond in the future. A Fund may purchase a warrant to lock in forward supply in an environment where the current issuance of bonds is sharply reduced. Like options, warrants may expire worthless and they may have reduced liquidity. A Fund will not invest more than 5% of its net assets in municipal warrants.
The Funds that may invest in Municipal Bonds may invest in Municipal Bonds with credit enhancements such as letters of credit, municipal bond insurance and Standby Bond Purchase Agreements (“SBPAs”). Letters of credit are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been low to date and municipal bond insurers have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. A significant portion of insured Municipal Bonds that have been issued and are outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies, such as a credit rating downgrade, could have a significant adverse effect on the value of the Municipal Bonds insured by that insurance company and on the Municipal Bond markets as a whole. Downgrades of certain insurance companies have negatively impacted the price of certain insured

Municipal Bonds. Given the large number of potential claims against the insurers of Municipal Bonds, there is a risk that they will not be able to meet all future claims. An SBPA is a liquidity facility provided to pay the purchase price of bonds that cannot be re-marketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower.
Certain Funds may invest in trust certificates issued in tender option bond programs. In a tender option bond transaction (“TOB”), a tender option bond trust (“TOB Trust”) issues floating rate certificates (“TOB Floater”) and residual interest certificates (“TOB Residual”) and utilizes the proceeds of such issuance to purchase a fixed-rate municipal bond (“Fixed Rate Bond”) that either is owned or identified by a Fund. The TOB Floater is generally issued to third party investors (typically a money market fund) and the TOB Residual is generally issued to the Fund that sold or identified the Fixed Rate Bond. The TOB Trust divides the income stream provided by the Fixed Rate Bond to create two securities, the TOB Floater, which is a short-term security, and the TOB Residual, which is a longer-term security. The interest rates payable on the TOB Residual issued to a Fund bear an inverse relationship to the interest rate on the TOB Floater. The interest rate on the TOB Floater is reset by a remarketing process typically every 7 to 35 days. After income is paid on the TOB Floater at current rates, the residual income from the Fixed Rate Bond goes to the TOB Residual. Therefore, rising short-term rates result in lower income for the TOB Residual, and vice versa. In the case of a TOB Trust that utilizes the cash received (less transaction expenses) from the issuance of the TOB Floater and TOB Residual to purchase the Fixed Rate Bond from a Fund, the Fund may then invest the cash received in additional securities, generating leverage for the Fund. Other PIMCO-managed accounts may also contribute municipal bonds to a TOB Trust into which a Fund has contributed Fixed Rate Bonds. If multiple PIMCO-managed accounts participate in the same TOB Trust, the economic rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation in the TOB Trust.
The TOB Residual may be more volatile and less liquid than other municipal bonds of comparable maturity. In most circumstances the TOB Residual holder bears substantially all of the underlying Fixed Rate Bond’s downside investment risk and also benefits from any appreciation in the value of the underlying Fixed Rate Bond. Investments in a TOB Residual typically will involve greater risk than investments in Fixed Rate Bonds.
The TOB Residual held by a Fund provides the Fund with the right to: (1) cause the holders of the TOB Floater to tender their notes at par, and (2) cause the sale of the Fixed-Rate Bond held by the TOB Trust, thereby collapsing the TOB Trust. TOB Trusts are generally supported by a liquidity facility provided by a third party bank or other financial institution (the “Liquidity Provider”) that provides for the purchase of TOB Floaters that cannot be remarketed. The holders of the TOB Floaters have the right to tender their certificates in exchange for payment of par plus accrued interest on a periodic basis (typically weekly) or on the occurrence of certain mandatory tender events. The tendered TOB Floaters are remarketed by a remarketing agent, which is typically an affiliated entity of the Liquidity Provider. If the TOB Floaters cannot be remarketed, the TOB Floaters are purchased by the TOB Trust either from the proceeds of a loan from the Liquidity Provider or from a liquidation of the Fixed Rate Bond.
The TOB Trust may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain “tender option termination events” (or “TOTEs”) as defined in the TOB Trust agreements. Such termination events typically include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, or a judgment or ruling that interest on the Fixed Rate Bond is subject to federal income taxation. Upon the occurrence of a termination event, the TOB Trust would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Floater up to par plus accrued interest owed on the TOB Floater and a portion of gain share, if any, with the balance paid out to the TOB Residual holder. In the case of a mandatory termination event (“MTE”), after the payment of fees, the TOB Floater holders would be paid before the TOB Residual holders (i.e., the Fund). In contrast, in the case of a TOTE, after payment of fees, the TOB Floater holders and the TOB Residual holders would be paid pro rata in proportion to the respective face values of their certificates. If there are insufficient proceeds from the liquidation of the TOB Trust, the party that would bear the losses would depend upon whether a Fund holds a non-recourse TOBs Residual or a recourse TOBs Residual. If a Fund holds a non-recourse TOBs Residual, the Liquidity Provider or holders of the TOBs Floaters would bear the losses on those securities and there would be no recourse to the Fund’s assets. If a Fund holds a recourse TOBs Residual, the Fund (and, indirectly, holders of the Fund’s shares) would typically bear the losses. In particular, if the Fund holds a recourse TOBs Residual, it will typically have entered into an agreement pursuant to which the Fund would be required to pay to the Liquidity

Provider the difference between the purchase price of any TOBs Floaters put to the Liquidity Provider by holders of the TOBs Floaters and the proceeds realized from the remarketing of those TOBs Floaters or the sale of the assets in the TOBs Issuer. A Fund may invest in both nonrecourse and recourse TOBs Residuals to leverage its portfolio.
In December 2013, regulators finalized rules implementing Section 619 (the “Volcker Rule”) and Section 941 (the “Risk Retention Rules”) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”). Both the Volcker Rule and the Risk Retention Rules apply to tender option bond programs and place restrictions on the way certain sponsors may participate in tender option bond programs. Specifically, the Volcker Rule generally prohibits banking entities from engaging in proprietary trading or from acquiring or retaining an ownership interest in, or sponsoring, a hedge fund or private equity fund (“covered fund”), subject to certain exemptions and limitations. Tender option bond programs generally are considered to be covered funds under the Volcker Rule, and, thus, may not be sponsored by a banking entity absent an applicable exemption. The Volcker Rule does not provide for any exemption that would allow banking entities to sponsor tender option bonds in the same manner as they did prior to the Volcker Rule’s compliance date, which was July 21, 2017.
The Risk Retention Rules took effect in December 2016 and require the sponsor to a TOB Trust to retain at least five percent of the credit risk of the underlying assets supporting the TOB Trust’s Municipal Bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.
The Funds have restructured their TOB Trusts in conformity with regulatory guidelines. Under the new TOB Trust structure, the Liquidity Provider or remarketing agent will no longer purchase the tendered TOB Floaters, even in the event of failed remarketing. This may increase the likelihood that a TOB Trust will need to be collapsed and liquidated in order to purchase the tendered TOB Floaters. The TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Floaters. Any loans made by the Liquidity Provider will be secured by the purchased TOB Floaters held by the TOB Trust and will be subject to an increased interest rate based on the number of days the loan is outstanding.
The Funds that may invest in Municipal Bonds also may invest in participation interests. Participation interests are various types of securities created by converting fixed rate bonds into short-term, variable rate certificates. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities. The Funds will invest only in such securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest will be exempt because the IRS has not issued a definitive ruling on the matter.
Municipal Bonds are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.
The recent economic downturn and budgetary constraints have made Municipal Bonds more susceptible to downgrade, default and bankruptcy. In addition, difficulties in the Municipal Bond markets could result in increased illiquidity, volatility and credit risk, and a decrease in the number of Municipal Bond investment opportunities. The value of Municipal Bonds may also be affected by uncertainties involving the taxation of Municipal Bonds or the rights of Municipal Bond holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on Municipal Bonds are introduced before Congress from time to time. These legal uncertainties could affect the Municipal Bond market generally, certain specific segments of the market, or the relative credit quality of particular securities.
The Funds may purchase and sell portfolio investments to take advantage of changes or anticipated changes in yield relationships, markets or economic conditions. The Funds also may sell Municipal Bonds due to changes in PIMCO’s evaluation of the issuer or cash needs resulting from redemption requests for Fund shares. The secondary market for Municipal Bonds typically has been less liquid than that for taxable debt/fixed income securities, and this may affect a Fund’s ability to sell particular Municipal Bonds at then-current market prices, especially in periods when other investors are attempting to sell the same securities. Additionally, Municipal Bonds rated below investment grade (i.e., high yield Municipal Bonds) may not be as liquid as higher-rated Municipal Bonds. Reduced liquidity in the secondary market may have an adverse impact on the market price of a Municipal Bond and on a Fund’s ability to sell a Municipal Bond in response to changes or anticipated changes in economic conditions or to meet the Fund’s cash needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing a Fund’s portfolio. For more information on high yield securities please see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below.
Prices and yields on Municipal Bonds are dependent on a variety of factors, including general money-market conditions, the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded.
Each Fund that may invest in Municipal Bonds may purchase custodial receipts representing the right to receive either the principal amount or the periodic interest payments or both with respect to specific underlying Municipal Bonds. In a typical custodial receipt arrangement, an issuer or third party owner of Municipal Bonds deposits the bonds with a custodian in exchange for two classes of custodial receipts. The two classes have different characteristics, but, in each case, payments on the two classes are based on payments received on the underlying Municipal Bonds. In no event will the aggregate interest paid with respect to the two classes exceed the interest paid by the underlying Municipal Bond. Custodial receipts are sold in private placements. The value of a custodial receipt may fluctuate more than the value of a Municipal Bond of comparable quality and maturity.
The perceived increased likelihood of default among issuers of Municipal Bonds has resulted in constrained illiquidity, increased price volatility and credit downgrades of issuers of Municipal Bonds. Local and national market forces—such as declines in real estate prices and general business activity—may result in decreasing tax bases, fluctuations in interest rates, and increasing construction costs, all of which could reduce the ability of certain issuers of Municipal Bonds to repay their obligations. Certain issuers of Municipal Bonds have also been unable to obtain additional financing through, or must pay higher interest rates on, new issues, which may reduce revenues available for issuers of Municipal Bonds to pay existing obligations. In addition, events have demonstrated that the lack of disclosure rules in this area can make it difficult for investors to obtain reliable information on the obligations underlying Municipal Bonds. Adverse developments in the Municipal Bond market may negatively affect the value of all or a substantial portion of a fund’s holdings in Municipal Bonds.
Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. There is also the possibility that as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of a Fund’s Municipal Bonds in the same manner.
From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on certain types of Municipal Bonds. Additionally, certain other proposals have been introduced that would have the effect of taxing a portion of exempt interest and/or reducing the tax benefits of receiving exempt interest. It can be expected that similar proposals may be introduced in the future. As a result of any such future legislation, the availability of such Municipal Bonds for investment by the Funds and the value of such Municipal Bonds held by the Funds may be affected. In addition, it is possible that events occurring after the date of a Municipal Bond’s issuance, or after a Fund’s acquisition of such obligation, may result in a determination that the interest paid on that obligation is taxable, in certain cases retroactively.
Puerto Rico. Each Fund investing in municipal securities issued by Puerto Rico may be particularly affected by political, economic, environmental, social, regulatory or restructuring developments affecting the ability of Puerto Rican municipal issuers to pay interest or repay principal. As a result of the ongoing financial challenges faced by Puerto Rico, the Commonwealth’s economic circumstances may change negatively and more rapidly than usual, and the Commonwealth may be less able to maintain up-to-date information for the public.
Beginning in 2006, the Commonwealth began to face significant budget shortfalls and endured continuous economic decline through 2018. On June 30, 2016, the Puerto Rico Oversight, Management, and Economic Stability

Act (“PROMESA”) was signed into law by President Obama. PROMESA established a federally-appointed oversight board (the “Oversight Board”) to oversee the Commonwealth’s financial operations and allows the Commonwealth and its instrumentalities, with approval of the Oversight Board, to file cases to restructure debt and other obligations in a “Title III” proceeding. Title III incorporates many provisions of the federal Bankruptcy Code and incorporates legal mechanisms for a litigation stay and restructuring of pension and debt obligations, among other provisions. Title III petitions were filed for, among others, the Commonwealth, the Puerto Rico Sales Tax Financing Corporation, and the Puerto Rico Electric Power Authority, three of the largest issuers of Commonwealth debt. The Oversight Board is required by law to remain in place until, based on audited financials, four consecutive fiscal years have ended with balanced operations and Puerto Rico has demonstrated affordable market access to short-term and long-term credit markets at reasonable interest rates.
The Commonwealth has been in bankruptcy proceedings for approximately five years. However, in the first quarter of 2022, the central government of Puerto Rico executed a debt exchange and exited bankruptcy, which impacted a majority of Puerto Rico’s outstanding debt. A debt adjustment plan (the “Plan”) was approved by Puerto Rico’s bankruptcy court in January 2022, and the debt exchange became effective in March 2022. Puerto Rico’s direct debt obligations were reduced from $34.3 billion to $7.4 billion, and its annual debt service was reduced from $4.2 billion to $1.15 billion.
The Plan requires that Puerto Rico adopt debt management policies in order to ensure that debt service does not become unmanageable. The policies dictate, among other things, that debt proceeds may only be used to fund capital projects and that debt to cover deficits will no longer be acceptable. Future debt refundings are required to result in cash flow savings each fiscal year and may not raise principal. Additionally, new debt is required to begin amortizing within two years and may not have a maturity greater than 30 years.
The Plan has substantially reduced the outstanding debt obligations of Puerto Rico and certain of its instrumentalities, but there can be no assurances that Puerto Rico will be able to negotiate settlements with respect to its remaining outstanding debt and Title III proceedings. In addition, the composition of the Oversight Board has changed significantly in recent years, and there can be no guarantee that the members of the Oversight Board will approve future restructuring agreements with other creditors.
The budget process will continue to require the Oversight Board, the governor of Puerto Rico, and Puerto Rico’s Legislative Assembly to develop a budget that complies with the fiscal plan developed by the Oversight Board and the governor of Puerto Rico. The 2023 fiscal plan was certified by the Oversight Board on April 3, 2023 (“2023 Fiscal Plan”). The 2023 Fiscal Plan projections reflect $14.0 billion of revenues (post-measures and structural reforms) for fiscal year 2023, which include estimated personal income tax receipts of $3.0 billion, sales and use receipts of $2.7 billion, and corporation tax receipts of $4.8 billion. Against these revenues, the 2023 Fiscal Plan projections reflect $12.4 billion of expenditures for fiscal year 2023. The 2023 Fiscal Plan notes that through successive federal stimulus and recovery packages, Puerto Rico has received approximately $120 billion in federal funds, and the 2023 Fiscal Plan assumes full deployment of these funds by 2035.
On June 30, 2023 the budget for fiscal year 2024 was certified and certain budgetary reprogramming requests were approved on July 31, 2023. The fiscal year 2024 budget provides for General Fund expenditures of approximately $12.7 billion. General Fund allocations in the fiscal year 2024 budget to education, health care, and economic development were approximately $2.6 billion, $1.5 billion, and $64.1 million, respectively.
The Commonwealth’s budget is impacted by extensive unfunded pension obligations related to its retirement systems, which include the Employees Retirement System, the Teachers Retirement System, and the Judiciary Retirement System. The Commonwealth’s pension systems operate on a “pay-as-you-go” basis, and the General Fund has assumed any payments that the pension systems could not make. As a result, the Commonwealth may have fewer resources for other priorities, including payments on its outstanding debt obligations. Alternatively, the Commonwealth may be forced to raise revenue or issue additional debt. Either outcome could increase pressure on the Commonwealth’s budget, which could have an adverse impact on a Fund’s investments in Puerto Rico.
Investors should be aware that Puerto Rico relies heavily on transfers from the federal government related to specific programs and activities in the Commonwealth. These transfers include, among others, entitlements for previously performed services, or those resulting from contributions to programs such as Social Security, Veterans’ Benefits, Medicare and U.S. Civil Service retirement pensions, as well as grants such as Nutritional Assistance

Program grants and Pell Grant scholarships for higher education. There is considerable uncertainty about which federal policy changes may be enacted in the coming years and the economic impact of those changes. Due to the Commonwealth’s dependence on federal transfers, any actions that reduce or alter these transfers may cause increased fiscal stress in Puerto Rico, which may have a negative impact on the value of the Commonwealth’s municipal securities.
There can be no assurances that the Commonwealth will not continue to face severe fiscal stress or that such circumstances will not become even more difficult in the future. Furthermore, there can be no guarantee that future developments will not have a materially adverse impact on the Commonwealth’s finances. Any further deterioration in the Commonwealth’s financial condition may have a negative effect on the payment of principal and interest, the marketability, liquidity or value of the securities issued by the Commonwealth, which could reduce the performance of a Fund.
Since PROMESA was enacted, there have been various legal proceedings initiated by creditors of Puerto Rico and other constituencies. These groups asserted a number of complex legal claims that questioned the efficacy and validity of PROMESA, calling into question the validity of Oversight Board appointments. The U.S. Supreme Court ultimately decided that the appointment of the members to the Oversight Board was valid. In addition, certain Title III proceedings remain ongoing and certain Plans of Adjustment remain subject to judicial attack. The Commonwealth, its officials and employees are named as defendants in legal proceedings that occur in the normal course of governmental operations. Some of these proceedings involve claims for substantial amounts, which if decided against the Commonwealth might require the Commonwealth to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the ultimate outcome of such proceedings, estimate the potential impact on the ability of the Commonwealth to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on a Fund’s investments.
In September 2017, two successive hurricanes – Irma and Maria – caused severe damage to Puerto Rico. The Commonwealth’s infrastructure was severely damaged by high winds and substantial flooding, including damage to the Commonwealth’s water, power, and telecommunications infrastructure and resulted in more than 1 million people losing power. In late December 2019 and January 2020, a series of earthquakes, including a magnitude 6.4 earthquake—the strongest to hit the island in more than a century—caused an estimated $200 million in damage. The aftershocks from these earthquakes may continue for years, and it is not currently possible to predict the extent of the damage that could arise from any aftershocks. The full extent of the natural disasters’ impact on Puerto Rico’s economy and foreign investment in Puerto Rico is difficult to estimate, but is expected to have substantially adverse effects on Puerto Rico’s economy. In addition to diverting funds to relief and recovery efforts, Puerto Rico is expected to lose substantial revenue as a result of decreased tourism and general business operations. There can be no assurances that Puerto Rico will receive the necessary aid to rebuild from the damage caused by the hurricanes or earthquakes or that future catastrophic weather events or natural disasters will not cause similar damage.
In addition, the Commonwealth was significantly impacted by COVID-19. Efforts to respond to and mitigate the spread of COVID-19 had a negative impact on the Commonwealth and national economies. In March 2020, the Oversight Board authorized the Commonwealth to implement a $787 million relief package to fight the pandemic and its economic impacts, of which $500 million was incremental new spending made available through a special appropriation. Any reduction in the Commonwealth’s revenues as a result of the pandemic could have a negative impact on the Commonwealth’s ability to meet its debt service obligations, including with respect to debt held by a Fund. Further, Congress passed the Coronavirus Aid, Relief, and Economic Security Act (“CARES Act”) in March 2020, which provided for approximately $2.2 trillion in disaster relief. Among other things, the CARES Act established the Coronavirus Relief Fund (“CRF”), from which Puerto Rico has received $2.2 billion. In March 2021, the American Rescue Plan was signed into law, which provided an additional $350 billion in emergency funding for state, local, territorial, and Tribal governments, including $4.5 billion specifically for relief to U.S. territories. The rate and level at which the federal government and the Commonwealth took on new debt could have a negative impact on their fiscal health, which could lead to prolonged challenges. A failure by Puerto Rico to meet its debt obligations could lead to a significant decline in the value, liquidity, and marketability of Fund investments.
As of the date of this SAI, S&P, Moody’s and Fitch each have withdrawn their unenhanced ratings of Puerto Rico’s general obligation debt. The withdrawals reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that the withdrawals will continue for any given period of time or that they will not be reversed by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of a general obligation bond rating may have an adverse effect on the market prices of the securities issued by the Commonwealth and its political subdivisions, instrumentalities, and authorities.As of March 30, 2022, Puerto Rico’s general obligation debt was assigned a credit rating of D by Fitch Ratings (“Fitch”). Standard & Poor’s Ratings Services (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”) discontinued their unenhanced ratings of Puerto Rico’s general obligation debt in 2018 and 2021, respectively. As a result, general obligation bonds issued by Puerto Rico are currently considered below-investment-grade securities. These ratings reflect only the views of the respective rating agency, an explanation of which may be obtained from each such rating agency. There is no assurance that these ratings will continue for any given period of time or that they will not be revised or withdrawn entirely by the rating agency if, in the judgment of such rating agency, circumstances so warrant. A downward revision or withdrawal of a general obligation bond rating may have an adverse effect on the market prices of the securities issued by the Commonwealth and its political subdivisions, instrumentalities, and authorities.
Mortgage-Related Securities and Asset-Backed Securities
Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Such mortgage loans may include non-performing loans, which are loans considered in default or close to default, and reperforming loans (“RPLs”), which are loans that have previously been delinquent but are current at the time securitized. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations. See “Mortgage Pass-Through Securities” below. Certain of the Funds also may invest in debt securities which are secured with collateral consisting of mortgage-related securities (see “Collateralized Mortgage Obligations”).
The financial downturn of the late 2000s adversely affected the market for mortgage-related securities. The downturn saw dramatic declines in the housing market, with falling home prices and increasing foreclosures and unemployment, and significant asset write-downs by financial institutions. Between 2008 and 2009, the market for mortgage-related securities (and other asset-backed securities) was particularly adversely impacted by, among other factors, the failure of certain large financial institutions and the events leading to the conservatorship and the control by the U.S. Government of FNMA and FHLMC, as described below. These events, coupled with the general economic downturn, resulted in a substantial level of uncertainty in the financial markets, particularly with respect to mortgage-related investments. There is no assurance that the U.S. Government would take similar or further action to support the mortgage-related securities industry, as it has in the past, should the economy experience another downturn. Further, any future government actions may significantly alter the manner in which the mortgage-related securities market functions. Each of these factors could ultimately increase the risk that a Fund could realize losses on mortgage-related securities.
Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by GNMA) are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.
The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. The residential mortgage market in the United States has experienced in the past, and could experience in the future, difficulties that may adversely affect the performance and market value of certain of the Funds’ mortgage-related investments. Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods. A decline in or flattening of housing values may exacerbate such delinquencies and losses on residential mortgages. Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates. As a result of the 2008 financial crisis, a number of residential mortgage loan originators experienced serious financial difficulties or bankruptcy. Owing largely to the foregoing, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements caused limited liquidity in the secondary market for certain mortgage-related securities, which adversely affected the market value of mortgage-related securities. It is possible that such limited liquidity in such secondary markets could recur or worsen in the future.
Agency Mortgage-Related Securities. The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”).
Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the United States Government. FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation that issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.
FNMA and FHLMC also securitize RPLs. For example, in FNMA’s case, the RPLs are single-family, fixed rate reperforming loans that generally were previously placed in a mortgage-backed securities trust guaranteed by FNMA, purchased from the trust by FNMA and held as a distressed asset after four or more months of delinquency, and subsequently became current (i.e., performing) again. Such RPLs may have exited delinquency through efforts at reducing defaults (e.g., loan modification). In selecting RPLs for securitization, FNMA follows certain criteria related to length of time the loan has been performing, the type of loan (single-family, fixed rate), and the status of the loan as first lien, among other things. FNMA may include different loan structures and modification programs in the future.
Since September 6, 2008, FNMA and FHLMC have operated under a conservatorship administered by the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges of FNMA and FHLMC and of any stockholder, officer or director of FNMA and FHLMC with respect to FNMA and FHLMC and the assets of FNMA and FHLMC. In connection with the conservatorship, the U.S. Treasury entered into a Senior Preferred Stock Purchase Agreement to provide additional financing to FNMA and FHLMC.
FNMA and FHLMC continue to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities. The Senior Preferred Stock Purchase Agreement is intended to enhance each of FNMA’s and FHLMC’s ability to meet its obligations. The FHFA has indicated that the conservatorship of each enterprise will end when the director of FHFA determines that FHFA’s plan to restore the enterprise to a safe and solvent condition has been completed.
Under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), which was included as part of the Housing and Economic Recovery Act of 2008, FHFA, as conservator or receiver, has the power to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment as conservator or receiver, as applicable, if FHFA determines, in its sole discretion, that performance of the contract is burdensome and that repudiation of the contract promotes the orderly administration of FNMA’s or FHLMC’s affairs. The Reform Act requires FHFA to exercise its right to repudiate any contract within a reasonable period of time after its appointment as conservator or receiver.

FHFA, in its capacity as conservator, has indicated that it has no intention to repudiate the guaranty obligations of FNMA or FHLMC because FHFA views repudiation as incompatible with the goals of the conservatorship. However, in the event that FHFA, as conservator or if it is later appointed as receiver for FNMA or FHLMC, were to repudiate any such guaranty obligation, the conservatorship or receivership estate, as applicable, would be liable for actual direct compensatory damages in accordance with the provisions of the Reform Act. Any such liability could be satisfied only to the extent of FNMA’s or FHLMC’s assets available therefor.
In the event of repudiation, the payments of interest to holders of FNMA or FHLMC mortgage-backed securities would be reduced if payments on the mortgage loans represented in the mortgage loan groups related to such mortgage-backed securities are not made by the borrowers or advanced by the servicer. Any actual direct compensatory damages for repudiating these guaranty obligations may not be sufficient to offset any shortfalls experienced by such mortgage-backed security holders.
Further, in its capacity as conservator or receiver, FHFA has the right to transfer or sell any asset or liability of FNMA or FHLMC without any approval, assignment or consent. Although FHFA has stated that it has no present intention to do so, if FHFA, as conservator or receiver, were to transfer any such guaranty obligation to another party, holders of FNMA or FHLMC mortgage-backed securities would have to rely on that party for satisfaction of the guaranty obligation and would be exposed to the credit risk of that party.
In addition, certain rights provided to holders of mortgage-backed securities issued by FNMA and FHLMC under the operative documents related to such securities may not be enforced against FHFA, or enforcement of such rights may be delayed, during the conservatorship or any future receivership. The operative documents for FNMA and FHLMC mortgage-backed securities may provide (or with respect to securities issued prior to the date of the appointment of the conservator may have provided) that upon the occurrence of an event of default on the part of FNMA or FHLMC, in its capacity as guarantor, which includes the appointment of a conservator or receiver, holders of such mortgage-backed securities have the right to replace FNMA or FHLMC as trustee if the requisite percentage of mortgage-backed securities holders consent. The Reform Act prevents mortgage-backed security holders from enforcing such rights if the event of default arises solely because a conservator or receiver has been appointed. The Reform Act also provides that no person may exercise any right or power to terminate, accelerate or declare an event of default under certain contracts to which FNMA or FHLMC is a party, or obtain possession of or exercise control over any property of FNMA or FHLMC, or affect any contractual rights of FNMA or FHLMC, without the approval of FHFA, as conservator or receiver, for a period of 45 or 90 days following the appointment of FHFA as conservator or receiver, respectively.
FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of FNMA and FHLMC. In the event that FNMA and FHLMC are taken out of conservatorship, it is unclear how the capital structure of FNMA and FHLMC would be constructed and what effects, if any, there may be on FNMA’s and FHLMC’s creditworthiness and guarantees of certain mortgage-backed securities. It is also unclear whether the U.S. Treasury would continue to enforce its rights or perform its obligations under the Senior Preferred Stock Programs. Should FNMA’s and FHLMC’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to a Fund.
FNMA and FHLMC have entered into a joint initiative to develop and operate a common securitization platform for the issuance of a uniform mortgage-backed security (“UMBS”) (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing UMBS in place of their current offerings of to-be-announced (“TBA”)-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The long-term effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.
Government-Sponsored Enterprise (“GSE”) Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE credit risk transfer securities are notes issued directly by a GSE, such as FNMA or FHLMC, and GSE credit-linked notes are notes issued by a special purpose vehicle (“SPV”) sponsored by a GSE. Investors in these notes provide credit protection for the applicable GSE’s mortgage-related securities guarantee obligations. In this regard, a noteholder receives compensation for providing credit protection to the GSE and, when a specified level of losses on the relevant mortgage loans occurs, the principal balance and certain payments owed to the noteholder may be reduced. In addition, noteholders may receive a return of principal prior to the stated maturity date reflecting prepayment on the underlying mortgage loans and in any other circumstances that may be set forth in the applicable loan agreement. The notes may be issued in different tranches representing the issuance of different levels of credit risk protection to the GSE on the underlying mortgage loans and the notes are not secured by the reference mortgage loans.
GSE Credit Risk Transfer Securities Structure. In this structure, the GSE receives the note sale proceeds. The GSE pays noteholders monthly interest payments and a return of principal on the stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans.
GSE Credit-Linked Notes Structure. In this structure, the SPV receives the note sale proceeds and the SPV’s obligations to the noteholder are collateralized by the note sale proceeds. The SPV invests the proceeds in cash or other short-term assets. The SPV also enters into a credit protection agreement with the GSE pursuant to which the GSE pays the SPV monthly premium payments and the SPV compensates the GSE for covered losses on the reference mortgage loans. The SPV pays noteholders monthly interest payments based on the premium payments paid by the GSE and the performance on the invested note sale proceeds. The noteholders also receive a return of principal on a stated maturity date based on the initial investment amount, as reduced by any covered losses on the reference mortgage loans paid by the SPV or the GSE.
Risks Related to GSE Credit Risk Transfer Securities and GSE Credit-Linked Notes. GSE credit risk transfer securities are general obligations issued by a GSE and are unguaranteed and unsecured. GSE credit-linked notes are similar, except that the notes are issued by an SPV, rather than by a GSE, and the obligations of the SPV are collateralized by the note proceeds as invested by the SPV, which are invested in cash or short-term securities. Although both GSE credit risk transfer securities and GSE credit-linked notes are unguaranteed, obligations of an SPV are also not backstopped by the Department of Treasury or an obligation of a GSE.
The risks associated with these investments are different than the risks associated with an investment in mortgage-backed securities issued by GSEs or a private issuer. If a GSE fails to pay principal or interest on its credit risk transfers or goes through a bankruptcy, insolvency or similar proceeding, holders of such credit risk transfers will have no direct recourse to the underlying mortgage loans. In addition, some or all of the mortgage default risk associated with the underlying mortgage loans is transferred to noteholders. As a result, there can be no assurance that losses will not occur on an investment in GSE credit risk transfer securities or GSE credit-linked notes and Funds investing in these instruments may be exposed to the risk of loss on their investment. In addition, these investments are subject to prepayment risk.
In the case of GSE credit-linked notes, if a GSE fails to make a premium or other required payment to the SPV, the SPV may be unable to pay a noteholder the entire amount of interest or principal payable to the noteholder. In the event of a default on the obligations to noteholders, the SPV’s principal and interest payment obligations to noteholders will be subordinated to the SPV’s credit protection payment obligations to the GSE. Payment of such amounts to noteholders depends on the cash available in the trust from the loan proceeds and the GSE’s premium payments.
Any income earned by the SPV on investments of loan proceeds is expected to be less than the interest payments amounts to be paid to noteholders of the GSE credit-linked notes and interest payments to noteholders will be reduced if the GSE fails to make premium payments to the SPV. An SPV’s investment of loan proceeds may also be concentrated in the securities of a few number of issuers. A noteholder bears any investment losses on the allocable portion of the loan proceeds.
An SPV that issues GSE credit-linked notes may fall within the definition of a “commodity pool” under the Commodity Exchange Act. Certain GSEs are not registered as commodity pool operators in reliance on CFTC no-action relief, subject to certain conditions similar to those under CFTC Rule 4.13(a)(3), with respect to the operation of the SPV. If the GSE or SPV fails to comply with such conditions, noteholders that are investment vehicles, such as the Funds (as applicable), may become ineligible to claim an exclusion from CFTC regulation, to the extent they are currently eligible to claim the exclusion. These Funds may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation, which could cause such a Fund to incur increased costs.

Privately Issued Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities or private insurers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Trust’s investment quality standards. There can be no assurance that insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originators/servicers and poolers, PIMCO determines that the securities meet the Trust’s quality standards. Securities issued by certain private organizations may not be readily marketable. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Mortgage pools underlying privately issued mortgage-related securities more frequently include second mortgages, high loan-to-value ratio mortgages and manufactured housing loans, in addition to commercial mortgages and other types of mortgages where a government or government-sponsored entity guarantee is not available. The coupon rates and maturities of the underlying mortgage loans in a privately-issued mortgage-related securities pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans. Subprime loans are loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. For these reasons, the loans underlying these securities have had in many cases higher default rates than those loans that meet government underwriting requirements.
The risk of non-payment is greater for mortgage-related securities that are backed by loans that were originated under weak underwriting standards, including loans made to borrowers with limited means to make repayment. A level of risk exists for all loans, although, historically, the poorest performing loans have been those classified as subprime. Other types of privately issued mortgage-related securities, such as those classified as pay-option adjustable rate or Alt-A have also performed poorly. Even loans classified as prime have experienced higher levels of delinquencies and defaults. The substantial decline in real property values across the U.S. has exacerbated the level of losses that investors in privately issued mortgage-related securities have experienced. It is not certain when these trends may reverse. Market factors that may adversely affect mortgage loan repayment include adverse economic conditions, unemployment, a decline in the value of real property, or an increase in interest rates.
Privately issued mortgage-related securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-related securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.
The Funds may purchase privately issued mortgage-related securities that are originated, packaged and serviced by third party entities. It is possible these third parties could have interests that are in conflict with the holders of mortgage-related securities, and such holders (such as a Fund) could have rights against the third parties or their affiliates. For example, if a loan originator, servicer or its affiliates engaged in negligence or willful misconduct in carrying out its duties, then a holder of the mortgage-related security could seek recourse against the originator/servicer or its affiliates, as applicable. Also, as a loan originator/servicer, the originator/servicer or its affiliates may make certain representations and warranties regarding the quality of the mortgages and properties underlying a mortgage-related security. If one or more of those representations or warranties is false, then the holders of the mortgage-related securities (such as a Fund) could trigger an obligation of the originator/servicer or its affiliates, as applicable, to repurchase the mortgages from the issuing trust.

Notwithstanding the foregoing, many of the third parties that are legally bound by trust and other documents have failed to perform their respective duties, as stipulated in such trust and other documents, and investors have had limited success in enforcing terms. To the extent third party entities involved with privately issued mortgage-related securities are involved in litigation relating to the securities, actions may be taken that are adverse to the interests of holders of the mortgage-related securities, including the Funds. For example, third parties may seek to withhold proceeds due to holders of the mortgage-related securities, including the Funds, to cover legal or related costs. Any such action could result in losses to the Funds.
Mortgage-related securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds’ industry concentration restrictions, set forth below under “Investment Restrictions” by virtue of the exclusion from that test available to all U.S. Government securities. The assets underlying privately issued mortgage-related securities may be represented by a portfolio of residential or commercial mortgages (including both whole mortgage loans and mortgage participation interests that may be senior or junior in terms of priority of repayment) or portfolios of mortgage passthrough securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the FHA or the VA. In the case of privately issued mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.
PIMCO seeks to manage the portion of any Fund’s assets committed to privately issued mortgage-related securities in a manner consistent with the Fund’s investment objective, policies and overall portfolio risk profile. In determining whether and how much to invest in privately issued mortgage-related securities, and how to allocate those assets, PIMCO will consider a number of factors. These include, but are not limited to: (1) the nature of the borrowers (e.g., residential vs. commercial); (2) the collateral loan type (e.g., for residential: First Lien – Jumbo/Prime, First Lien – Alt-A, First Lien – Subprime, First Lien – Pay-Option or Second Lien; for commercial: Conduit, Large Loan or Single Asset / Single Borrower); and (3) in the case of residential loans, whether they are fixed rate or adjustable mortgages. Each of these criteria can cause privately issued mortgage-related securities to have differing primary economic characteristics and distinguishable risk factors and performance characteristics.
Collateralized Mortgage Obligations (“CMOs”). A CMO is a debt obligation of a legal entity that is collateralized by mortgages and divided into classes. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.
CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Actual maturity and average life will depend upon the pre-payment experience of the collateral. In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
As CMOs have evolved, some classes of CMO bonds have become more common. For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates.

Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. Consistent with a Fund’s investment objectives and policies, PIMCO may invest in various tranches of CMO bonds, including support bonds.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including mortgage dollar rolls, CMO residuals or stripped mortgage-backed securities (“SMBS”). Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.
Mortgage-related securities include, among other things, securities that reflect an interest in reverse mortgages. In a reverse mortgage, a lender makes a loan to a homeowner based on the homeowner’s equity in his or her home. While a homeowner must be age 62 or older to qualify for a reverse mortgage, reverse mortgages may have no income restrictions. Repayment of the interest or principal for the loan is generally not required until the homeowner dies, sells the home, or ceases to use the home as his or her primary residence.
There are three general types of reverse mortgages: (1) single-purpose reverse mortgages, which are offered by certain state and local government agencies and nonprofit organizations; (2) federally-insured reverse mortgages, which are backed by the U. S. Department of Housing and Urban Development; and (3) proprietary reverse mortgages, which are privately offered loans. A mortgage-related security may be backed by a single type of reverse mortgage. Reverse mortgage-related securities include agency and privately issued mortgage-related securities. The principal government guarantor of reverse mortgage-related securities is GNMA.
Reverse mortgage-related securities may be subject to risks different than other types of mortgage-related securities due to the unique nature of the underlying loans. The date of repayment for such loans is uncertain and may occur sooner or later than anticipated. The timing of payments for the corresponding mortgage-related security may be uncertain. Because reverse mortgages are offered only to persons 62 and older and there may be no income restrictions, the loans may react differently than traditional home loans to market events. Additionally, there can be no assurance that service providers to reverse mortgage trusts (“RMTs”) will diligently and appropriately execute their duties with respect to servicing such trusts. As a result, investors (which may include the Funds) in notes issued by RMTs may be deprived of payments to which they are entitled. This could result in losses to the Funds. Investors, including the Funds, may determine to pursue negotiations or legal claims or otherwise seek compensation from RMT service providers in certain instances. This may involve the Funds incurring costs and expenses associated with such actions.

CMO Residuals. CMO residuals are mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses and any management fee of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the pre-payment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to pre-payments on the related underlying mortgage assets, in the same manner as an interest only (“IO”) class of stripped mortgage-backed securities. See “Stripped Mortgage-Backed Securities” below. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.
CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may, or pursuant to an exemption therefrom, may not have been registered under the 1933 Act. CMO residuals, whether or not registered under the 1933 Act, may be subject to certain restrictions on transferability. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Adjustable Rate Mortgage-Backed Securities. Adjustable rate mortgage-backed securities (“ARMBSs”) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a Fund, when holding an ARMBS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
Stripped Mortgage-Backed Securities. SMBS are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.
SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including pre-payments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Collateralized Bond Obligations, Collateralized Loan Obligations and Other Collateralized Debt Obligations. Certain Funds may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.
For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the first loss from any defaults from the bonds or loans in the trust, although more senior tranches may also bear losses. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.
The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) risks related to the capability of the servicer of the securitized assets; (iv) the risk that a Fund may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (v) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Asset-Backed Securities. Asset-backed securities (“ABS”) are bonds backed by pools of loans or other receivables. The credit quality of an ABS transaction depends on the performance of the underlying assets. ABS are created from many types of assets, including, but not limited to, auto loans, accounts receivable such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases, syndicated bank loans, peer-to-peer loans and litigation finance loans. These loans or other receivables are subject to risks of prepayment, delinquency and default similar to those present in mortgage loans. Consumer loans may be backed by collateral (as in automobile loans) or they may be unsecured. Moreover, Congress, regulators such as the Consumer Financial Protection Bureau and the individual states may further regulate the consumer credit industry in ways that make it more difficult for servicers of such loans to collect payments on such loans, resulting in reduced collections. Changes to federal or state bankruptcy or debtor relief laws may also impede collection efforts or alter timing and amount of collections. ABS are issued through special purpose vehicles that are bankruptcy remote from the issuer of the collateral. To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.
Some ABS, particularly home equity loan transactions, are subject to interest-rate risk and prepayment risk. A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities. ABS also carry credit or default risk. If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction. Additionally, the value of ABS is subject to risks associated with the servicers’ performance. In some circumstances, a servicer’s or originator’s mishandling of documentation related to the underlying collateral (e.g., failure to properly document a security interest in the underlying collateral) may affect the rights of the security holders in and to the underlying collateral. Finally,

ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk. Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses. These triggers are unique to each transaction and can include: a big rise in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator. Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.
Consistent with a Fund’s investment objectives and policies, PIMCO also may invest in other types of asset-backed securities.
Real Estate Assets and Related Derivatives
Certain Funds may generally gain exposure to the real estate sector by investing in real estate-linked derivatives (Index Funds and Active Funds, excluding the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Prime Limited Maturity Active Exchange-Traded Fund and PIMCO Ultra Short Government Active Exchange-Traded Fund), real estate investment trusts (“REITs”), and common, preferred and convertible securities of issuers in real estate-related industries. These Funds may also invest in loans or other investments secured by real estate and may, as a result of default, foreclosure or otherwise, take possession of and hold real estate as a direct owner (see “Loans and Other Indebtedness, Loan Participations and Assignments” below). Each of these types of investments are subject, directly or indirectly, to risks associated with ownership of real estate, including changes in the general economic climate or local conditions (such as an oversupply of space or a reduction in demand for space), including reduced demand for commercial and office space as well as increased maintenance or tenant improvement costs to convert properties for other uses, default risk of tenants and borrowers, the financial condition of tenants, buyers and sellers, and the inability to re-lease space on attractive terms or to obtain mortgage financing on a timely basis or at all, loss to casualty or condemnation, increases in property taxes and operating expenses, zoning law amendments, changes in interest rates, overbuilding and increased competition, including competition based on rental rates, variations in market value, changes in the financial condition of tenants, changes in operating costs, attractiveness and location of the properties, adverse changes in the real estate markets generally or in specific sectors of the real estate industry and possible environmental liabilities. Real estate-related investments may entail leverage and may be highly volatile.
REITs are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is generally not taxed on the income distributed to shareholders. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income. REITs may not provide complete tax information to a Fund until after the calendar year-end. Consequently, because of the delay, it may be necessary for a Fund to request permission from the IRS to extend the deadline for issuance of Form 1099-DIV.
There are three general categories of REITs: Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs invest primarily in direct fee ownership or leasehold ownership of real property; they derive most of their income from rents. Mortgage REITs invest mostly in mortgages on real estate, which may secure construction, development or long-term loans, and the main source of their income is mortgage interest payments. Hybrid REITs hold both ownership and mortgage interests in real estate.
Along with the risks common to different types of real estate-related securities, REITs, no matter the type, involve additional risk factors. These include poor performance by the REIT’s manager, changes to the tax laws, and failure by the REIT to qualify for tax-free distribution of income or exemption under the 1940 Act. Furthermore, REITs are not diversified and are heavily dependent on cash flow. Investments in REIT equity securities could require a Fund to accrue and distribute income not yet received by the Fund. On the other hand, investments in REIT equity securities can also result in a Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes.
A Fund or some of the REITs in which a Fund may invest may be permitted to hold senior or residual interests in real estate mortgage investment conduits (“REMICs”) or debt or equity interests in taxable mortgage pools (“TMPs”). A Fund may also hold interests in “Re-REMICs,” which are interests in securitizations formed by the contribution of asset backed or other similar securities into a trust which then issues securities in various tranches. The Funds may participate in the creation of a Re-REMIC by contributing assets to the trust and receiving junior and/or senior securities in return. An interest in a Re-REMIC security may be riskier than the securities originally held by and contributed to the trust, and the holders of the Re-REMIC securities will bear the costs associated with the securitization.
Bank Obligations
Bank obligations in which the Funds may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Fund may limit investments in fixed time deposits which: (1) are not subject to prepayment; or (2) provide for withdrawal penalties upon prepayment (other than overnight deposits). Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
The activities of U.S. banks and most foreign banks are subject to comprehensive regulations which, in the case of U.S. regulations, have undergone substantial changes in the past decade and are currently subject to legislative and regulatory scrutiny. The enactment of new legislation or regulations, as well as changes in interpretation and enforcement of current laws, may affect the manner of operations and profitability of U.S. and foreign banks. Significant developments in the U.S. banking industry have included increased competition from other types of financial institutions, increased acquisition activity and geographic expansion. Banks may be particularly susceptible to certain economic factors, such as interest rate changes and adverse developments in the market for real estate. Fiscal and monetary policy and general economic cycles can affect the availability and cost of funds, loan demand and asset quality and thereby impact the earnings and financial conditions of banks.
Subject to the Trust’s limitation on concentration as described in the “Investment Restrictions” section below, there is no additional limitation on the amount of a Fund’s assets which may be invested in obligations of foreign banks which meet the conditions set forth herein.
U.S. and global markets recently have experienced increased volatility, including as a result of the recent failures of certain U.S. and non-U.S. banks, which could be harmful to the Funds and issuers in which they invest. For example, if a bank at which a Fund or issuer has an account fails, any cash or other assets in bank or custody accounts, which may be substantial in size, could be temporarily inaccessible or permanently lost by the Fund or issuer. If a bank that provides a subscription line credit facility, asset-based facility, other credit facility and/or other services to an issuer or to a fund fails, the issuer or fund could be unable to draw funds under its credit facilities or obtain replacement credit facilities or other services from other lending institutions with similar terms.
Issuers in which a Fund may invest can be affected by volatility in the banking sector. Even if banks used by issuers in which a Fund invests remain solvent, continued volatility in the banking sector could contribute to, cause or intensify an economic recession, increase the costs of capital and banking services or result in the issuers being unable to obtain or refinance indebtedness at all or on as favorable terms as could otherwise have been obtained. Conditions in the banking sector are evolving, and the scope of any potential impacts to the Funds and issuers, both from market conditions and also potential legislative or regulatory responses, are uncertain. Such conditions and responses, as well as a changing interest rate environment, can contribute to decreased market liquidity and erode the value of certain holdings, including those of U.S. and non-U.S. banks. Continued market volatility and uncertainty and/or a downturn in market and economic and financial conditions, as a result of developments in the banking industry or otherwise (including as a result of delayed access to cash or credit facilities), could have an adverse impact on a Fund and issuers in which it invests.
Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including the possibilities that their liquidity could be impaired because of future political and economic developments, that their obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions such as exchange controls may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.
Loans and Other Indebtedness, Loan Participations and Assignments
Each Fund may purchase indebtedness and participations in commercial loans, as well as interests and/or servicing or similar rights in such loans. Such instruments may be secured or unsecured and may be newly-originated (and may be specifically designed for a Fund). Indebtedness is different from traditional debt securities in that debt securities are part of a large issue of securities to the public whereas indebtedness may not be a security and may represent a specific commercial loan to a borrower. Loan participations typically represent direct participation, together with other parties, in a loan to a corporate borrower, and generally are offered by banks or other financial institutions or lending syndicates. The Funds may participate in such syndications, or can buy part or all of a loan. When purchasing indebtedness and loan participations, a Fund assumes the credit risk associated with the corporate borrower and may assume the credit risk associated with an interposed bank or other financial intermediary. The indebtedness and loan participations that a Fund may acquire may not be rated by any nationally recognized rating service.
A loan is often administered by an agent bank acting as agent for all holders. The agent bank administers the terms of the loan, as specified in the loan agreement. In addition, the agent bank is normally responsible for the collection of principal and interest payments from the corporate borrower and the apportionment of these payments to the credit of all institutions which are parties to the loan agreement. Unless, under the terms of the loan or other indebtedness, a Fund has direct recourse against the corporate borrower, the Fund may have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies against a corporate borrower. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or interposed bank or other financial intermediary who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender's interest in the corporate loan, or in any collateral securing the corporate loan. If the Fund has purchased the whole loan, the Fund would generally assume all of the rights of the lender in a commercial loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower.
A financial institution’s employment as agent bank might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent bank would generally be appointed to replace the terminated agent bank, and assets held by the agent bank under the loan agreement should remain available to holders of such indebtedness. However, if assets held by the agent bank for the benefit of a Fund were determined to be subject to the claims of the agent bank’s general creditors, the Fund might incur certain costs and delays in realizing payment on a loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or governmental agency) similar risks may arise.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the corporate borrower for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, the Fund’s share price and yield could be adversely affected. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. In the event of the bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.
The Funds may acquire loan participations with credit quality comparable to that of issuers of its securities investments. Indebtedness of companies whose creditworthiness is poor involves substantially greater risks, and may be highly speculative. Some companies may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Consequently, when acquiring indebtedness of companies with poor credit, a Fund bears a substantial risk of losing the entire amount of the instrument acquired. The Funds may make purchases of indebtedness and loan participations to achieve income and/or capital appreciation. Because the Fund establishes a direct contractual relationship with the lender or participant, the Fund is subject to the credit risk of the lender or participant in addition to the usual credit risk of the corporate borrower and any agent bank. Under normal market conditions, loan participations that sell at a discount to the secondary loan price may indicate the borrower has credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are not resolved, loan participations may not appreciate in value.
Certain Funds that are diversified limit the amount of their total assets that they will invest in any one issuer and all Funds (except the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund, which concentrates its investments in a group of industries related to banks) limit the amount of their total assets that they will invest in issuers within the same industry (see “Investment Restrictions”). For purposes of these limits, a Fund generally will treat the corporate borrower as the “issuer” of indebtedness held by the Fund. In the case of loan participations where a bank or other lending institution serves as a financial intermediary between a Fund and the corporate borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the corporate borrower, the Fund will treat both the lending bank or other lending institution and the corporate borrower as “issuers” for purposes of a Fund’s policy with respect to diversification under Fundamental Investment Restriction 2 below in accordance with written guidance from the staff of the SEC. Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary even if the underlying borrowers represent many different companies.
Loans and other types of direct indebtedness (which a Fund may originate, acquire or otherwise gain exposure to) may not be readily marketable and may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to accurately value existing and prospective investments and to realize in a timely fashion the full value on sale of a corporate loan. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what PIMCO believes to be a fair price. In addition, valuation of illiquid indebtedness involves a greater degree of judgment in determining a Fund’s net asset value than if that value were based on available market quotations, and could result in significant variations in the Fund’s daily share price. At the same time, some loan interests are traded among certain financial institutions and accordingly may be deemed liquid. As the market for different types of indebtedness develops, the liquidity of these instruments is expected to improve. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Acquisitions of loan participations are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.
Acquisition of loans through a purchase of a loan or a direct assignment of a financial institution’s interests with respect to the loan may involve additional risks to the Funds. The purchaser of an assignment typically succeeds to all the rights and obligations under the loan agreement with the same rights and obligations as the assigning lender. Assignments may, however, be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. For example, if a loan is foreclosed, a Fund could become owner, in whole or in part, of any collateral, which could include, among other assets, real estate or other real or personal property, and would bear the costs and liabilities associated with owning and holding or disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Funds rely on PIMCO’s research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Funds.
Certain Funds may make, participate in or acquire debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered security (i.e., security not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing.

Certain Funds may act as the originator for direct loans to a borrower. Direct loans between a Fund and a borrower may not be administered by an underwriter or agent bank. The Funds may provide financing to commercial borrowers directly or through companies acquired (or created) and owned by or otherwise affiliated with one or more Funds. The terms of the direct loans are negotiated with borrowers in private transactions. A direct loan may be secured or unsecured.
In determining whether to make a direct loan, a Fund will rely primarily upon the creditworthiness of the borrower and/or any collateral for payment of interest and repayment of principal. In making a direct loan, a Fund is exposed to the risk that the borrower may default or become insolvent and, consequently, that the Fund will lose money on the loan. Furthermore, direct loans may subject a Fund to liquidity and interest rate risk and certain direct loans may be deemed illiquid. Direct loans are not publicly traded and may not have a secondary market. The lack of a secondary market for direct loans may have an adverse impact on the ability of a Fund to dispose of a direct loan and/or to value the direct loan.
When engaging in direct lending, a Fund’s performance may depend, in part, on the ability of the Fund to originate loans on advantageous terms. In originating and purchasing loans, a Fund will often compete with a broad spectrum of lenders. Increased competition for, or a diminishment in the available supply of, qualifying loans could result in lower yields on and/or less advantageous terms of such loans, which could reduce Fund performance.
As part of its lending activities, a Fund may originate loans to companies that are experiencing significant financial or business difficulties, including companies involved in bankruptcy or other reorganization and liquidation proceedings. Although the terms of such financing may result in significant financial returns to the Fund, they involve a substantial degree of risk. The level of analytical sophistication, both financial and legal, necessary for successful financing to companies experiencing significant business and financial difficulties is unusually high. Different types of assets may be used as collateral for a Fund’s loans and, accordingly, the valuation of and risks associated with such collateral will vary by loan. There is no assurance that a Fund will correctly evaluate the value of the assets collateralizing the Fund’s loans or the prospects for a successful reorganization or similar action. In any reorganization or liquidation proceeding relating to a company that the Fund funds, the Fund may lose all or part of the amounts advanced to the borrower or may be required to accept collateral with a value less than the amount of the loan advanced by the Fund or its affiliates to the borrower. Furthermore, in the event of a default by a borrower, a Fund may have difficulty disposing of the assets used as collateral for a loan.
Various state licensing requirements could apply to a Fund with respect to the origination, acquisition, holding, servicing, foreclosure and/or disposition of loans and similar assets. The licensing requirements could apply depending on the location of the borrower, the location of the collateral securing the loan, or the location where the Fund or PIMCO operates or has offices. In states in which it is licensed, a Fund or PIMCO will be required to comply with applicable laws and regulations, including consumer protection and anti-fraud laws, which could impose restrictions on the Fund’s or PIMCO’s ability to take certain actions to protect the value of its holdings in such assets and impose compliance costs. Failure to comply with such laws and regulations could lead to, among other penalties, a loss of a Fund’s or PIMCO’s license, which in turn could require the Fund to divest assets located in or secured by real property located in that state. These risks will also apply to issuers and entities in which a Fund invests that hold similar assets, as well as any origination company or servicer in which the Fund owns an interest.
Loan origination and servicing companies are routinely involved in legal proceedings concerning matters that arise in the ordinary course of their business. These legal proceedings range from actions involving a single plaintiff to class action lawsuits with potentially tens of thousands of class members. In addition, a number of participants in the loan origination and servicing industry (including control persons of industry participants) have been the subject of regulatory actions by state regulators, including state Attorneys General, and by the federal government. Governmental investigations, examinations or regulatory actions, or private lawsuits, including purported class action lawsuits, may adversely affect such companies’ financial results. To the extent a Fund seeks to engage in origination and/or servicing directly, or has a financial interest in, or is otherwise affiliated with, an origination or servicing company, the Fund will be subject to enhanced risks of litigation, regulatory actions and other proceedings. As a result, a Fund may be required to pay legal fees, settlement costs, damages, penalties or other charges, any or all of which could materially adversely affect the Fund and its holdings.

Senior Loans
To the extent the Funds invest in senior loans, including bank loans, the Funds may be subject to greater levels of credit risk, call risk, settlement risk and liquidity risk, than funds that do not invest in such investments. Senior loans are often issued by heavily indebted companies, and therefore can be particularly susceptible to a wide variety of risks. Senior loans may not be backed by adequate collateral and can be subject to faster payment schedules than other types of obligations. These instruments are considered predominantly speculative with respect to an issuer’s continuing ability to make principal and interest payments, and may be more volatile and more difficult to value than other types of investments (including other debt securities). An economic downturn or individual corporate developments could adversely affect the market for these instruments and reduce the Fund’s ability to sell these instruments at an advantageous time or price. An economic downturn would generally lead to a higher non-payment rate and, a senior loan may lose significant market value before a default occurs. In addition, the senior loans in which the Funds invest may not be listed on any exchange and a secondary market for such loans may be less liquid than markets for other instruments. Consequently, transactions in senior loans may involve greater costs than transactions in more actively traded instruments. Restrictions on transfers in loan agreements, a lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make senior loans difficult to value accurately or sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for the senior loans and/or may result in a Fund not receiving the proceeds from a sale of a senior loan for an extended period after such sale, each of which could result in losses to a Fund. Senior loans may have extended trade settlement periods, which may result in sale proceeds not being immediately available to a Fund. As discussed in more detail below, loan purchasers have no entitlement to receive from loan sellers delayed compensation payments that are intended to incentivize shorter settlement periods. Consequently, there is no certainty that PIMCO will be able to obtain delayed compensation payments in connection with loan transactions. As a result, transactions in senior loans that settle on a delayed basis may limit a Fund’s ability to make additional investments or satisfy the Fund’s redemption obligations. A Fund may seek to satisfy any short-term liquidity needs resulting from an extended trade settlement process by, among other things, selling portfolio assets, holding additional cash or entering into temporary borrowing arrangements with banks and other potential funding sources. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in instruments that pay lower interest rates. Senior loans may not be considered securities under the federal securities laws. In such circumstances, fewer legal protections may be available with respect to a Fund’s investment in senior loans. In particular, if a senior loan is not considered a security under the federal securities laws, certain legal protections normally available to securities investors under the federal securities laws, such as those against fraud and misrepresentation, may not be available. Senior loans in which a Fund invests may be collateralized, although the loans may not be fully collateralized and the collateral may be unavailable or insufficient to meet the obligations of the borrower. A Fund may have limited rights to exercise remedies against such collateral or a borrower and loan agreements may impose certain procedures that delay receipt of the proceeds of collateral or require a Fund to act collectively with other creditors to exercise its rights with respect to a senior loan. Because of the risks involved in investing in senior loans, an investment in a Fund that invests in such instruments should be considered speculative.
Senior loans that are covenant-lite obligations contain fewer maintenance covenants than other types of loans, or no maintenance covenants, and may not include terms that allow the lender to monitor the performance of the borrower and declare a default if certain criteria are breached. Covenant-lite obligations may carry more risk than traditional loans as they allow borrowers to engage in activities that would otherwise be difficult or impossible under a covenant-heavy loan agreement. In the event of default, covenant-lite obligations may exhibit diminished recovery values as the lender may not have the opportunity to negotiate with the borrower prior to default. A Fund may have a greater risk of loss on investments in covenant-lite obligations as compared to investments in traditional loans.
Secondary trades of senior loans may have extended settlement periods. Any settlement of a secondary market purchase of senior loans in the ordinary course, on a settlement date beyond the period expected by loan market participants (i.e., T+7 for par/near par loans and T+20 for distressed loans, in other words more than seven or twenty business days beyond the trade date, respectively) is subject to the “delayed compensation” rules prescribed by the Loan Syndications and Trading Association (“LSTA”) and addressed in the LSTA’s standard loan documentation for par/near par trades and for distressed trades. “Delayed compensation” is a pricing adjustment comprised of certain interest and fees, which is payable between the parties to a secondary loan trade. The LSTA introduced a requirements-based rules program in order to incentivize shorter settlement times for secondary transactions and discourage certain delay tactics that create friction in the loan syndications market by, among other things, mandating that the buyer of a senior loan satisfy certain “basic requirements” as prescribed by the LSTA no later than T+5 in order for the buyer to receive the benefit of interest and other fees accruing on the purchased loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date, subject to certain specific exceptions. These “basic requirements” generally require a buyer to execute the required trade documentation and to be, and remain, financially able to settle the trade no later than T+7 for par/near par loans (and T+20 for distressed trades). In addition, buyers are required to fund the purchase price for a secondary trade upon receiving notice from the agent of the effectiveness of the trade in the agent’s loan register. A Fund, as a buyer of a senior loan in the secondary market, would need to meet these “basic requirements” or risk forfeiting all or some portion of the interest and other fees accruing on the loan from and after T+7 for par/near par loans (for distressed trades, T+20) until the settlement date. The “delayed compensation” mechanism does not mitigate the other risks of delayed settlement or other risks associated with investments in senior loans.
Investors should be aware that a Fund’s investment in a senior loan may result in a Fund or PIMCO receiving information about the issuer that may be deemed material, non-public information. Under such circumstances, the Funds’ investment opportunities may be limited, as trading in securities of such issuer may be restricted. Additionally, PIMCO may seek to avoid receiving material, non-public information about issuers of senior loans. As a result, PIMCO may forgo certain investment opportunities or be disadvantaged as compared to other investors that do not restrict information that they receive from senior loan issuers. Please see “Portfolio Managers—Conflicts of Interest—Investment Opportunities” below for more information.
Trade Claims
The Fund may purchase trade claims and similar obligations or claims against companies in bankruptcy proceedings. Trade claims are non-securitized rights of payment arising from obligations that typically arise when vendors and suppliers extend credit to a company by offering payment terms for products and services. If the company files for bankruptcy, payments on these trade claims stop and the claims are subject to compromise along with the other debts of the company. Trade claims may be purchased directly from the creditor or through brokers. There is no guarantee that a debtor will ever be able to satisfy its trade claim obligations. Trade claims are subject to the risks associated with low-quality obligations.
Corporate Debt Securities
A Fund’s investments in U.S. dollar or foreign currency-denominated corporate debt securities of domestic or foreign issuers are limited to corporate debt securities (corporate bonds, debentures, notes and other similar corporate debt instruments, including convertible securities) which meet the minimum ratings criteria set forth for the Fund, or, if unrated, are in PIMCO’s opinion comparable in quality to corporate debt securities in which the Fund may invest.
The rate of interest on a corporate debt security may be fixed, floating or variable, and may vary inversely with respect to a reference rate. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies. Debt securities may be acquired with warrants attached. In addition, corporate debt securities may be highly customized and as a result may be subject to, among others, liquidity risk and pricing transparency risks.
Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities. Company defaults can impact the level of returns generated by corporate debt securities. An unexpected default can reduce income and the capital value of a corporate debt security. Furthermore, market expectations regarding economic conditions and the likely number of corporate defaults may impact the value of corporate debt securities.
Securities rated Baa and BBB are the lowest which are considered “investment grade” obligations. Moody’s describes securities rated Baa as judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics. S&P describes securities rated BBB as exhibiting adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation. Fitch describes securities rated BBB as having good credit quality with current low expectations of default. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity. For a discussion of securities rated below investment grade, see “High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies” below. The Funds may invest in debt securities that are rated in any category established by one or more independent rating organizations or that are unrated.
High Yield Securities (“Junk Bonds”) and Securities of Distressed Companies
Investments in securities rated below investment grade that are eligible for purchase by certain Funds are described as “speculative” by Moody’s, S&P and Fitch. Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. Securities of distressed companies include both debt and equity securities. High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Issuers of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful. Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.
High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities, and a high yield security may lose significant market value before a default occurs. If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds by investing in such securities may incur additional expenses to seek recovery of their respective investments. In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash. PIMCO seeks to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.
High yield and distressed company securities may not be listed on any exchange and a secondary market for such securities may be comparatively illiquid relative to markets for other more liquid fixed income securities. Consequently, transactions in high yield and distressed company securities may involve greater costs than transactions in more actively traded securities, which could adversely affect the price at which the Funds could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares. A lack of publicly-available information, irregular trading activity and wide bid/ask spreads among other factors, may, in certain circumstances, make high yield debt more difficult to sell at an advantageous time or price than other types of securities or instruments. These factors may result in a Fund being unable to realize full value for these securities and/or may result in a Fund not receiving the proceeds from a sale of a high yield or distressed company security for an extended period after such sale, each of which could result in losses to the Fund. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market. When secondary markets for high yield and distressed company securities are less liquid than the market for other types of securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available. PIMCO seeks to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.
The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. PIMCO does not rely solely on credit ratings when selecting debt securities for the Funds, and develops its own independent analysis of issuer credit quality. If a credit rating agency changes the rating of a debt security held by a Fund, the Fund may retain the security if PIMCO deems it in the best interest of shareholders.

Creditor Liability and Participation on Creditors’ Committees
Generally, when a Fund holds bonds or other similar fixed income securities of an issuer, the Fund becomes a creditor of the issuer. If a Fund is a creditor of an issuer it may be subject to challenges related to the securities that it holds, either in connection with the bankruptcy of the issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself. Although under no obligation to do so, PIMCO, as investment adviser to the Fund, may from time to time have an opportunity to consider, on behalf of the Fund and other similarly situated clients, negotiating or otherwise participating in the restructuring of the Fund’s portfolio investment or the issuer of such investment. PIMCO, in its judgment and discretion and based on the considerations deemed by PIMCO to be relevant, may believe that it is in the best interests of the Fund to negotiate or otherwise participate in such restructuring. Accordingly, and subject to applicable procedures approved by the Board of Trustees, the Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict such Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. Similarly, subject to the above-mentioned procedures, PIMCO may actively participate in bankruptcy court and related proceedings on behalf of the Fund in order to protect the Fund’s interests in connection with a restructuring transaction, and PIMCO may cause the Fund to enter into an agreement reasonably indemnifying third parties or advancing from the Fund’s assets any legal fees or other costs to third parties, including parties involved in or assisting the Fund with a restructuring transaction, such as trustees, servicers and other third parties. Further, PIMCO has the authority, subject to the above-mentioned procedures, to represent the Trust, or any Fund(s) thereof, on creditors’ committees (or similar committees) or otherwise in connection with the restructuring of an issuer’s debt and generally with respect to challenges related to the securities held by the Funds relating to the bankruptcy of an issuer or in connection with another action brought by other creditors of the issuer, shareholders of the issuer or the issuer itself.
Variable and Floating Rate Securities
Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The PIMCO Prime Limited Maturity Active Exchange-Traded Fund may invest in a variable rate security having a stated maturity in excess of 18 months if the interest rate will be adjusted, and such Fund may demand payment of principal from the issuer within that period.
Certain Funds may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or Treasury bill rate. The interest rate on a floater resets periodically, typically every six months. While, because of the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, a Fund will participate in any declines in interest rates as well. A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by movements in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.
Certain Funds also may invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Certain Funds may invest up to 5% of its total assets in any combination of mortgage-related and or other asset-backed IO, PO, or inverse floater securities. See “Mortgage-Related and Other Asset-Backed Securities” for a discussion of IOs and POs. To the extent permitted by each Fund’s investment objectives and general investment policies, a Fund may invest in residual interest bonds. The term “residual interest bonds” generally includes tender option bond trust residual interest certificates and instruments designed to receive residual interest payments or other excess cash flows from collateral pools once other interest holders and expenses have been paid.

Inflation-Indexed Bonds
Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds also may invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.
The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.
While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.
The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.
Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
Event-Linked Exposure
Certain Funds may obtain event-linked exposure by investing in “event-linked bonds” or “event-linked swaps” (with respect to the Index Funds and Active Funds, excluding the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Prime Limited Maturity Active Exchange-Traded Fund and PIMCO Ultra Short Government Active Exchange-Traded Fund), or by implementing “event-linked strategies.” Event-linked exposure results in gains that typically are contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as “catastrophe bonds.” They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on companywide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds also may expose a Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.
Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
Convertible Securities
A Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.
A convertible security is a bond, debenture, note, preferred security, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.
If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.
A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.
A third party or PIMCO also may create a “synthetic” convertible security by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security

(“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred securities and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.
More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when PIMCO believes that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.
A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.
The Funds also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.
Contingent Convertible Instruments. Contingent convertible securities (“CoCos”) are a form of hybrid debt security that are intended to either convert into equity or have their principal written down (including potentially to zero) upon the occurrence of certain “triggers.” The triggers are generally linked to regulatory capital thresholds or regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. CoCos’ unique equity conversion or principal write-down features are tailored to the issuing banking institution and its regulatory requirements. Some additional risks associated with CoCos include, but are not limited to:
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Loss absorption risk. CoCos have fully discretionary coupons. This means coupons can potentially be cancelled at the banking institution’s discretion or at the request of the relevant regulatory authority in order to help the bank absorb losses.
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Subordinated instruments. CoCos will, in the majority of circumstances, be issued in the form of subordinated debt instruments in order to provide the appropriate regulatory capital treatment prior to a conversion. Accordingly, in the event of liquidation, dissolution or winding-up of an issuer prior to a conversion having occurred, the rights and claims of the holders of the CoCos, such as the Funds, against the issuer in respect of or arising under the terms of the CoCos shall generally rank junior to the claims of all holders of unsubordinated obligations of the issuer and may also become junior to other obligations of the issuer. In addition, if the CoCos are converted into the issuer’s underlying equity securities following a conversion event (i.e., a “trigger”), each holder will be subordinated due to their conversion from being the holder of a debt instrument to being the holder of an equity instrument.
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Market value will fluctuate based on unpredictable factors. The value of CoCos is unpredictable and will be influenced by many factors including, without limitation: (i) the creditworthiness of the issuer and/or fluctuations in such issuer’s applicable capital ratios; (ii) supply and demand for the CoCos; (iii) general market conditions and available liquidity; and (iv) economic, financial and political events that affect the issuer, its particular market or the financial markets in general.
Equity Securities
While the PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Senior Loan Active Exchange-Traded Fund and PIMCO Multisector Bond Active Exchange-Traded Fund primarily intend to invest in fixed income securities, these Funds may invest in equity securities. Equity securities represent an ownership interest, or the right to acquire an ownership interest, in an issuer. The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Preferred and Capital Securities Active Exchange-Traded Fund and PIMCO Senior Loan Active Exchange Traded Fund may not purchase common stock of operating companies, but this limitation does not prevent these Funds from holding common stock obtained through the conversion of convertible securities or common stock that is received as part of a corporate reorganization or debt restructuring (for example, as may occur during bankruptcies or distressed situations).
Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred securities. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred securities to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. The Funds generally consider a small-cap company to be a company with a market capitalization of up to $1.5 billion, a mid-cap company to be a company with a market capitalization of between $1.5 billion and $10 billion, and a large-cap company to be a company with a market capitalization of greater than $10 billion.
Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer. In addition to common stock, equity securities may include preferred securities, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information. Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees. The risks of equity securities are generally magnified in the case of equity investments in distressed companies.
Preferred Securities
Certain Funds may invest in preferred securities. Preferred securities represent an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.

Depositary Receipts
Certain Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities that represent interests in a company’s securities that have been deposited with a bank or trust and that trade on an exchange or over-the-counter (“OTC”). For example, ADRs represent interests in a non-U.S. company but trade on a U.S. exchange or OTC and are denominated in U.S. dollars. These securities represent the right to receive securities of the foreign issuer deposited with the bank or trust. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, there are generally no fees imposed on the purchase or sale of these securities, other than transaction fees ordinarily involved with trading stock. Such securities may be relatively less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, receipt of corporate information about the underlying issuer and proxy disclosure may be untimely.
Warrants to Purchase Securities
The Funds may invest in or acquire warrants to purchase equity or fixed income securities. Warrants are instruments that give the holder the right, but not the obligation, to buy a security directly from an issuer at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security, do not represent any rights in the assets of the issuing company and are subject to the risk that the issuer-counterparty may fail to honor its obligations. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.
The Funds may from time to time use non-standard warrants, including low exercise price warrants or low exercise price options (“LEPOs”), to gain exposure to issuers in certain countries. LEPOs are different from standard warrants in that they do not give their holders the right to receive a security of the issuer upon exercise. Rather, LEPOs pay the holder the difference in price of the underlying security between the date the LEPO was purchased and the date it is sold. Additionally, LEPOs entail the same risks as other OTC derivatives, including the risks that the counterparty or issuer of the LEPO may not be able to fulfill its obligations, that the holder and counterparty or issuer may disagree as to the meaning or application of contractual terms, or that the instrument may not perform as expected. Furthermore, while LEPOs may be listed on an exchange, there is no guarantee that a liquid market will exist or that the counterparty or issuer of a LEPO will be willing to repurchase such instrument when a Fund wishes to sell it.
Foreign Securities
Certain Funds may invest in corporate debt securities of foreign issuers, preferred or preference stock of foreign issuers, certain foreign bank obligations (see “Bank Obligations”) and U.S. dollar- or foreign currency-denominated obligations of foreign governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities.
PIMCO generally considers an instrument to be economically tied to a non-U.S. country if the issuer is a foreign government (or any political subdivision, agency, authority or instrumentality of such government), or if the issuer is organized under the laws of a non-U.S. country. In the case of money market instruments other than commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the issuer of such money market instrument is organized under the laws of a non-U.S. country. In the case of commercial paper and certificates of deposit, such instruments will be considered economically tied to a non-U.S. country if the “country of exposure” of such instrument is a non-U.S. country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to non-U.S. countries if the underlying assets are foreign currencies (or baskets or indexes of such currencies), or instruments or securities that are issued by foreign governments or issuers organized under the laws of a non-U.S. country (or if the underlying assets are money market instruments other than commercial paper and certificates of deposit, the issuer of such money market instrument is organized under the laws of a non-U.S. country or, in the case of underlying assets that are commercial paper or certificates of deposit, if the “country of exposure” of such money market instrument is a non-U.S. country). A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. Further, where a derivative instrument is exposed to an index, PIMCO generally considers the derivative to be economically tied to each country represented by the components of the underlying index pursuant to the criteria set forth in the sentence above.
To the extent that a Fund invests in instruments economically tied to non-U.S. countries, it may invest in a range of countries and, as such, the value of the Fund’s assets may be affected by uncertainties such as international political developments, including the imposition of sanctions and other similar measures, changes in government policies, changes in taxation, restrictions on foreign investment and currency repatriation, currency fluctuations, changes or uncertainty in exchange rates (and related risks, such as uncertainty regarding the reliability of issuers’ financial reporting) and other developments in the laws and regulations of countries in which investment may be made. Certain foreign exchanges impose requirements on the transaction settlement process with respect to certain securities, such as requirements to pre-deliver securities (for a sale) or pre-fund cash (for a buy) to a broker’s account. Such requirements may limit a Fund’s ability to transact in such securities in a timely manner and will subject the Fund to the risk of loss that could result if the broker is unable or unwilling to meet its obligations with respect to pre-delivered securities or pre-funded cash.
PIMCO generally considers an instrument to be economically tied to an emerging market country if: the issuer is organized under the laws of an emerging market country; the currency of settlement of the security is a currency of an emerging market country; the security is guaranteed by the government of an emerging market country (or any political subdivision, agency, authority or instrumentality of such government); for an asset-backed or other collateralized security, the country in which the collateral backing the security is located is an emerging market country; or the security’s “country of exposure” is an emerging market country, as determined by the criteria set forth below. With respect to derivative instruments, PIMCO generally considers such instruments to be economically tied to emerging market countries if the underlying assets are currencies of emerging market countries (or baskets or indexes of such currencies), or instruments or securities that are issued or guaranteed by governments of emerging market countries or by entities organized under the laws of emerging market countries or if an instrument’s “country of exposure” is an emerging market country. A security’s “country of exposure” is determined by PIMCO using certain factors provided by a third-party analytical service provider. The factors are applied in order such that the first factor to result in the assignment of a country determines the “country of exposure.” Both the factors and the order in which they are applied may change in the discretion of PIMCO. The current factors, listed in the order in which they are applied, are: (i) if an asset-backed or other collateralized security, the country in which the collateral backing the security is located; (ii) the “country of risk” of the issuer; (iii) if the security is guaranteed by the government of a country (or any political subdivision, agency, authority or instrumentality of such government), the country of the government or instrumentality providing the guarantee; (iv) the “country of risk” of the issuer’s ultimate parent; or (v) the country where the issuer is organized or incorporated under the laws thereof. “Country of risk” is a separate four-part test determined by the following factors, listed in order of importance: (i) management location; (ii) country of primary listing; (iii) sales or revenue attributable to the country; and (iv) reporting currency of the issuer. PIMCO has broad discretion to identify countries that it considers to qualify as emerging markets. In exercising such discretion, PIMCO identifies countries as emerging markets consistent with the strategic objectives of the particular Fund. For example, a Fund may consider a country to be an emerging market country based on a number of factors including, but not limited to, if the country is classified as an emerging or developing economy by any supranational organization such as the World Bank or the United Nations, or related entities, or if the country is considered an emerging market country for purposes of constructing emerging markets indices. In some cases, this approach may result in PIMCO identifying a particular country as an emerging market with respect to certain Funds but not others.
The PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund and PIMCO Preferred and Capital Securities Active Exchange-Traded Fund may invest, without limit, in U.S. dollar-denominated securities and instruments that are economically tied to emerging market countries but the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund will normally limit its emerging markets exposure to 10% of its total assets. The PIMCO Active Bond Exchange-Traded Fund may invest up to 15% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Enhanced Low Duration Active Exchange-Traded Fund may invest up to 10% of its total assets in securities and instruments that are economically tied to emerging market countries. Each of the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund and PIMCO Senior Loan Active Exchange-Traded Fund may invest up to 5% of its total assets in securities and instruments that are economically tied to emerging market countries. The PIMCO Multisector Bond Active Exchange-Traded Fund may invest, without limitation, in fixed income securities and instruments that are economically tied to emerging market countries.
Investment risk may be particularly high to the extent that a Fund invests in instruments economically tied to emerging market countries. These securities may present market, credit, currency, liquidity, legal, political and other risks different from, or greater than, the risks of investing in developed countries. Certain Funds may invest in emerging markets that may be in the process of opening to trans-national investment, which may increase these risks. Risks particular to emerging market countries include, but are not limited to, the following risks.
General Emerging Market Risk. The securities markets of countries in which certain Funds may invest may be relatively small, with a limited number of companies representing a small number of industries. Additionally, issuers in countries in which the Funds may invest may not be subject to a high degree of regulation and the financial institutions with which the Funds may trade may not possess the same degree of financial sophistication, creditworthiness or resources as those in developed markets. Furthermore, the legal infrastructure and accounting, auditing and reporting standards in certain countries in which the Funds may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. Emerging market countries typically have less established legal, accounting, recordkeeping and financial reporting systems than those in more developed markets, which may reduce the scope or quality of financial information available to investors. Governments in emerging market countries are often less stable and more likely to take extra-legal action with respect to companies, industries, assets, or foreign ownership than those in more developed markets. Moreover, it can be more difficult for investors to bring litigation or enforce judgments against issuers in emerging markets or for U.S. regulators to bring enforcement actions against such issuers.
Nationalization, expropriation or confiscatory taxation, currency blockage, political changes or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Funds’ investments in a foreign country. In the event of nationalization, expropriation or other confiscation, the Funds could lose their entire investment in that country. Adverse conditions in a certain region can adversely affect securities of other countries whose economies appear to be unrelated. To the extent that a Fund invests in emerging market securities that are economically tied to a particular region, country or group of countries, the Fund may be more sensitive to adverse political or social events affecting that region, country or group of countries. Economic, business, political, or social instability may affect emerging market securities differently, and often more severely, than developed market securities.
Restrictions on Foreign Investment. A number of emerging securities markets restrict foreign investment to varying degrees. Furthermore, repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some countries. While the Funds that may invest in securities and instruments that are economically tied to emerging market countries will only invest in markets where these restrictions are considered acceptable, new or additional repatriation or other restrictions might be imposed subsequent to the Funds’ investment. If such restrictions were to be imposed subsequent to the Funds’ investment in the securities markets of a particular country, the Funds’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Funds’ liquidity needs and all other acceptable positive and negative factors. Some emerging markets limit foreign investment, which may decrease returns relative to domestic investors. The Funds may seek exceptions to those restrictions. If those restrictions are present and cannot be avoided by the Funds, the Funds’ returns may be lower.
Settlement Risks. Settlement systems in emerging markets may be less well organized and less transparent than in developed markets and transactions may take longer to settle as a result. Supervisory authorities may also be unable to apply standards which are comparable with those in developed markets. Thus there may be risks that settlement may be delayed and that cash or securities belonging to the Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment shall be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “Counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by the Funds. A Fund may not know the identity of a Counterparty, which may increase the possibility of the Fund not receiving payment or delivery of securities in a transaction. The Funds will seek, where possible, to use Counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Funds will be successful in eliminating or reducing this risk, particularly as Counterparties operating in emerging market countries frequently lack the substance, capitalization and/or financial resources of those in developed countries.
There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise in respect of securities held by or to be transferred to the Funds. Furthermore, compensation schemes may be non-existent, limited or inadequate to meet the Funds’ claims in any of these events.
Counterparty Risk. Trading in the securities of developing markets presents additional credit and financial risks. The Funds may have limited access to, or there may be a limited number of, potential Counterparties that trade in the securities of emerging market issuers. Governmental regulations may restrict potential Counterparties to certain financial institutions located or operating in the particular emerging market. Potential Counterparties may not possess, adopt or implement creditworthiness standards, financial reporting standards or legal and contractual protections similar to those in developed markets. Currency hedging techniques may not be available or may be limited. The Funds may not be able to reduce or mitigate risks related to trading with emerging market Counterparties. The Funds will seek, where possible, to use Counterparties whose financial status is such that the risk of default is reduced, but the risk of losses resulting from default is still possible.
Government in the Private Sector. Government involvement in the private sector varies in degree among the emerging markets in which the Funds invest. Such involvement may, in some cases, include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any emerging market country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies, to the possible detriment of the Funds’ investment in that country.
Litigation. The Funds may encounter substantial difficulties in obtaining and enforcing judgments against individuals and companies located in certain emerging market countries. It may be difficult or impossible to obtain or enforce legislation or remedies against governments, their agencies and sponsored entities.
Fraudulent Securities. It is possible, particularly in markets in emerging market countries, that purported securities in which the Funds invest may subsequently be found to be fraudulent and as a consequence the Funds could suffer losses.
Taxation. Non-U.S. laws governing the taxation of income and capital gains accruing to non-residents varies among emerging market countries and, in some cases, is comparatively high. In addition, certain emerging market countries may not have well-defined tax laws and procedures, and such laws or procedures may permit retroactive taxation so that the Funds could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets. The Funds will seek to reduce these risks by careful management of their assets. However, there can be no assurance that these efforts will be successful.
Political Risks/Risks of Conflicts. Recently, various countries have seen significant internal conflicts and in some cases, civil wars may have had an adverse impact on the securities markets of the countries concerned. In addition, the occurrence of new disturbances due to acts of war or terrorism or other political developments cannot be excluded. Apparently stable systems may experience periods of disruption or improbable reversals of policy. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political, regulatory or social instability or uncertainty or diplomatic developments, including the imposition of sanctions or other similar measures, could adversely affect the Funds’ investments. The transformation from a centrally planned, socialist economy to a more market oriented economy has also resulted in many economic and social disruptions and distortions. Moreover, there can be no assurance that the economic, regulatory and political initiatives necessary to achieve and sustain such a transformation will continue or, if such initiatives continue and are sustained, that they will be successful or that such initiatives will continue to benefit foreign (or non-national) investors. Certain instruments, such as inflation index instruments, may depend upon measures compiled by governments (or entities under their influence) which are also the obligors.
Recent examples of the above include conflict, loss of life and disaster connected to ongoing armed conflict between Russia and Ukraine in Europe and Hamas and Israel in the Middle East, and an example of a country undergoing transformation is Venezuela. The extent, duration and impact of these conflicts, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional or global economies and the markets for certain securities and commodities. These impacts could negatively affect a Fund’s investments in securities and instruments that are economically tied to the applicable region, and include (but are not limited to) declines in value and reductions in liquidity. In addition, to the extent new sanctions are imposed or previously relaxed sanctions are reimposed (including with respect to countries undergoing transformation), complying with such restrictions may prevent a Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments or divestments, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact a Fund’s ability to achieve its investment objective, prevent a Fund from receiving payments otherwise due it, increase diligence and other similar costs to a Fund, render valuation of affected investments challenging, or require a Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect a Fund’s performance with respect to such investments, and thus a Fund’s performance as a whole.
Each Fund that may invest in foreign (non-U.S.) securities may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings were implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela. Beginning in the early 2000s, certain countries began retiring their Brady Bonds, including Brazil, Colombia, Mexico, the Philippines and Venezuela.
Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the OTC secondary market. Brady Bonds are not considered to be U.S. Government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).
Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which a Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.
Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of the debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy toward the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities also may depend on expected disbursements from foreign governments, multilateral agencies and others to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including the Funds) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.
A Fund’s investments in foreign currency denominated debt obligations, if any, and hedging activities would likely produce a difference between its book income and its taxable income. This difference may cause a portion of a Fund’s income distributions to constitute returns of capital for tax purposes or require the Fund to make distributions exceeding book income to qualify as a regulated investment company for federal tax purposes.
Euro- and EU-related risks. In the past, economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland experienced severe economic and financial difficulties between 2009 and 2012, an event that is commonly referred to as the “European sovereign debt crisis.” As was the case during the European sovereign debt crisis, large public deficits could cause some European countries to become dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn. Responses to economic or financial difficulties by European governments, central banks and others, including austerity measures and reforms, may be ineffective, may limit future economic growth or recovery, and/or may result in social unrest or other unintended consequences. Any of the forgoing events could significantly affect the value of a Fund’s European investments.
The national politics of European countries can be unpredictable and subject to influence by disruptive political groups or ideologies. The occurrence of conflicts, war or terrorist activities in Europe could have an adverse impact on financial markets. For example, Russia launched a large-scale invasion of Ukraine in February 2022. The extent, duration and impact of Russia’s military action in Ukraine, related sanctions and retaliatory actions are difficult to ascertain, but could be significant and have severe adverse effects on the region, including significant adverse effects on the regional, European, and global economies and the markets for certain securities and commodities, such as oil and natural gas, as well as other sectors, and on a Fund’s investments in securities and instruments that are economically tied to the region, including declines in value and reductions in liquidity.
The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union (“EU”) members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary policies implemented by the EMU and European Central Bank. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally.
It is possible that one or more EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In addition, in the event of one or more countries’ exit from the euro, it may be difficult to value investments denominated in euros or in a replacement currency.

On January 31, 2020, the United Kingdom officially withdrew from the EU (commonly known as “Brexit”). Upon the United Kingdom’s withdrawal, the EU and the United Kingdom entered into a transition phase, which concluded on December 31, 2020. Negotiators representing the United Kingdom and EU came to a preliminary trade agreement that took effect on January 1, 2021, but many aspects of the United Kingdom-EU trade relationship remain subject to further negotiation. Uncertainties remain relating to certain aspects of the United Kingdom’s future economic, trading and legal relationships with the European Union and with other countries. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU. The UK, EU and broader global economy may experience substantial volatility in foreign exchange markets and a sustained weakness in the British pound’s exchange rate against the United States dollar, the euro and other currencies, which may impact Fund returns. Brexit may also destabilize some or all of the other EU member countries and/or the Eurozone. These developments could result in losses to the Funds, as there may be negative effects on the value of a Funds’ investments and/or on a Funds’ ability to enter into certain transactions or value certain investments, and these developments may make it more difficult for a Fund to exit certain investments at an advantageous time or price. Such events could result from, among other things, increased uncertainty and volatility in the United Kingdom, the EU and other financial markets; fluctuations in asset values; fluctuations in exchange rates; decreased liquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of financial and other counterparties to enter into transactions or the price and terms on which other counterparties are willing to transact; and/or changes in legal and regulatory regimes to which Fund investments are or become subject. Any of these events, as well as an exit or expulsion of an EU member state other than the United Kingdom from the EU, could negatively impact Fund returns.
Investments in Russia. Certain Funds may have investments in securities and instruments that are economically tied to Russia. In determining whether an instrument is economically tied to Russia, PIMCO uses the criteria for determining whether an instrument is economically tied to an emerging market country as set forth above under “Foreign Securities.” In addition to the risks listed above under “Foreign Securities,” investing in Russia presents additional risks. In particular, investments in Russia are subject to the risk that the United States and/or other countries may impose economic sanctions, export or import controls or other similar measures. Other similar measures may include, but are not limited to, banning or expanding bans on Russia or certain persons or entities associated with Russia from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing Russian assets or those of particular countries, entities or persons with ties to Russia (e.g., Belarus). Such sanctions or other similar measures – which may impact companies in many sectors, including energy, financial services, technology, accounting, quantum computing, shipping, aviation, metals and mining, defense, architecture, engineering, construction, manufacturing, and transportation, among others – and Russia’s countermeasures may negatively impact the Fund’s performance and/or ability to achieve its investment objective. For example, certain investments in Russian companies or instruments tied to Russian companies may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited, securities markets close, or market participants cease transacting in certain investments in light of geopolitical events, sanctions or related considerations), which could render any such securities held by a Fund unmarketable for an indefinite period of time and/or cause the Fund to sell portfolio holdings at a disadvantageous time or price or to continue to hold investments that the Fund no longer seeks to hold. It is also possible that such sanctions, export or import controls, or similar measures may prevent U.S.-based entities that provide services to the Funds from transacting with Russian or Belarusian entities. Under such circumstances, the Funds may not receive payments due with respect to certain investments, such as the payments due in connection with a Fund’s holding of a fixed income security. In addition, such sanctions and other similar measures, and the Russian government’s response, could result in a downgrade of Russia’s credit rating or of securities of issuers located in or economically tied to Russia, devaluation of Russia’s currency and/or increased volatility with respect to Russian securities and the ruble. More generally, investments in Russian securities are highly speculative and involve significant risks and special considerations not typically associated with investments in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors, a risk that has been at least partially realized in connection with Russia's countersanctions. Further changes could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.
Russia has attempted, and may attempt in the future, to assert its influence in the region surrounding it through economic or military measures. In February 2022, Russia launched a large-scale invasion of Ukraine. As a result, Russia, and other countries, persons and entities that have provided material aid to Russia’s aggression against Ukraine, have been the subject of economic sanctions and import and export controls imposed by countries throughout the world, including the United States. Such measures may have an adverse effect on the Russian economy, Belarusian and other securities and economies, which may, in turn, negatively impact a Fund. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks, espionage or other asymmetric measures) or resulting actual or threatened responses to such activity may impact Russia's economy and Russian and other issuers of securities in which a Fund is invested. Such resulting actual or threatened responses may include, but are not limited to, purchasing and financing restrictions, withdrawal of financial intermediaries, boycotts or changes in consumer or purchaser preferences, sanctions, export or import controls, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians. Any actions by Russia made in response to such sanctions or retaliatory measures could further impair the value and liquidity of Fund investments. Sanctions and other similar measures have resulted in defaults on debt obligations by certain corporate issuers and the Russian Federation that could lead to cross-defaults or cross-accelerations on other obligations of these issuers.
Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Regional armed conflict and its collateral economic and market effects may also pose risks for investments in Russia.
Compared to most national securities markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards than apply to U.S. companies, there may be little reliable corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Securities of Russian companies also may experience greater price volatility than securities of U.S. companies. These issues can be magnified as a result of sanctions and other similar measures that may be imposed and the Russian government’s response.
Because of the recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to the implementation of the National Settlement Depository (“NSD”), a recognized central securities depository, there was no central registration system for equity share registration in Russia and registration was carried out by either the issuers themselves or by registrars located throughout Russia. Title to Russian equities held through the NSD is now based on the records of the NSD and not the registrars. Although the implementation of the NSD has enhanced the efficiency and transparency of the Russian securities market, issues resulting in loss still can occur. In addition, sanctions by the European Union against the NSD, as well as the potential for sanctions by other governments, could make it more difficult to conduct or confirm transactions involving Russian securities. Ownership of securities issued by Russian companies that are not held through depositories such as the NSD may be defined according to entries in the company’s share register and normally evidenced by extracts from the register or by formal share certificates. These services may be carried out by the companies themselves or by registrars located throughout Russia. In such cases, the risk is increased that a Fund could lose ownership rights through fraud, negligence, or even mere oversight. While a Fund will endeavor to ensure that its interest continues to be appropriately recorded either itself or through a custodian or other agent by inspecting the share register and by obtaining extracts of share registers through regular confirmations, these extracts have no legal enforceability and it is possible that subsequent illegal amendment or other fraudulent act may deprive the Fund of its ownership rights or improperly dilute its interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Furthermore, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty’s failure to pay for securities the Fund has delivered or the Fund’s inability to complete its contractual obligations because of theft or other reasons.
In addition, issuers and registrars are still prominent in the validation and approval of documentation requirements for corporate action processing in Russia. Because the documentation requirements and approval criteria vary between registrars and issuers, there remain unclear and inconsistent market standards in the Russian market with respect to the completion and submission of corporate action elections. In addition, sanctions or Russian countermeasures may prohibit or limit a Fund’s ability to participate in corporate actions, and therefore require the Fund to forego voting on or receiving funds that would otherwise be beneficial to the Fund.
To the extent that a Fund suffers a loss relating to title or corporate actions relating to its portfolio securities, it may be difficult for the Fund to enforce its rights or otherwise remedy the loss. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. A Fund may also experience difficulty in obtaining and/or enforcing judgments in Russia.
The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products, and to sanctions or other actions that may be directed at the Russian economy as a whole or at Russian oil, natural gas, metals or timber industries.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In addition, Russia has implemented certain capital controls on foreign portfolio investments and there is the risk that the Russian government will impose additional capital controls on foreign portfolio investments. Such capital controls may prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
Investments in the People’s Republic of China. Certain Funds that may invest in emerging market countries may invest in securities and instruments that are economically tied to the People’s Republic of China (excluding Hong Kong, Macau and Taiwan for the purpose of this disclosure, unless otherwise specified herein) (“PRC”). Such investment may be made through various available market access programs including but not limited to PRC qualified foreign institutional investor program (“FII” program, including the qualified foreign institutional investor (“QFII”) program and the RMB qualified foreign institutional investor (“RQFII”) program, which have merged into one program based on recent PRC regulatory developments). In addition to the risks listed above with respect to investing in non-U.S. securities and in emerging markets, including those associated with investing in emerging markets, investing in the PRC presents additional risks. These additional risks include (without limitation): (a) inefficiencies resulting from erratic growth; (b) the unavailability of consistently-reliable economic data; (c) potentially high rates of inflation; (d) dependence on exports and international trade; (e) relatively high levels of asset price volatility; (f) potential shortage of liquidity and limited accessibility by foreign investors; (g) greater competition from regional economies; (h) fluctuations in currency exchange rates or currency devaluation by the PRC government or central bank, particularly in light of the relative lack of currency hedging instruments and controls on the ability to exchange local currency for U.S. dollars; (i) the relatively small size and absence of operating history of many PRC companies; (j) the developing nature of the legal and regulatory framework for securities markets, custody arrangements and commerce; (k) uncertainty and potential changes with respect to the rules and regulations of the FII program and other market access programs through which such investments are made; (l) the commitment of the PRC government to continue with its economic reforms; (m) Chinese regulators may suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and that such suspensions may be widespread; (n) different regulatory and audit requirements related to the quality of financial statements of Chinese issuers; (o) limitations on the ability to inspect the quality of audits performed in China, particularly the Public Company Accounting Oversight Board’s (“PCAOB’s”) lack of access to inspect PCAOB-registered accounting firms in China; (p) limitations on the ability of U.S. authorities to enforce actions against non-U.S. companies and non-U.S. persons; and (q) limitations on the rights and remedies of investors as a matter of law.

In addition, there also exists control on foreign investment in the PRC and limitations on repatriation of invested capital. Under the FII program, there are certain regulatory restrictions particularly on aspects including (without limitation to) investment scope, repatriation of funds, foreign shareholding limit and account structure. Although the relevant FII regulations have recently been revised to relax certain regulatory restrictions on the onshore investment and capital management by FIIs (including but not limited to removing investment quota limits and simplifying routine repatriation of investment proceeds), it is a relatively new development and therefore subject to uncertainties as to how well it will be implemented in practice, especially at the early stage. On the other hand, the recently amended FII regulations are also enhancing ongoing supervision on FIIs in terms of information disclosure among other aspects. In particular, FIIs are required to procure their underlying clients (such as any Fund investing in PRC securities via the FII program) to comply with PRC disclosure of interest rules (e.g., the 5% substantial shareholder reporting obligation and the applicable aggregation with concerted parties and across holdings under various access channels including FII program and Stock Connect (as defined below)) and make the required disclosure on behalf of such underlying investors.
Where a Fund invests in fixed income securities and/or eligible securities through the FII program, such securities will be maintained by a local custodian pursuant to PRC regulations through appropriate securities accounts and such other relevant depositories in such name as may be permitted or required in accordance with PRC law. Any securities acquired by a Fund held by the FII will be maintained by the PRC custodian and should be registered in the joint names of the FII and the relevant Fund and for the sole benefit and use of such Fund. Although the Fund should be the party entitled to the securities, the related security may still be vulnerable to a claim by a liquidator of the Fund and may not be as well protected as if they were registered solely in the name of the respective Fund.
In addition, investors should note that cash deposited in the cash account of the relevant Fund with the relevant PRC custodian will not be segregated but will be a debt owing from the PRC custodian to the relevant Fund as a depositor. Such cash will be co-mingled with cash belonging to other clients of that local custodian. In the event of bankruptcy or liquidation of the local custodian, the relevant Fund will not have any proprietary rights to the cash deposited in such cash account, and the relevant Fund will become an unsecured creditor, ranking equal with all other unsecured creditors, of the PRC custodian. The relevant Fund may face difficulty and/or encounter delays in recovering such debt, or may not be able to recover it in full or at all, in which case the relevant Fund will suffer losses. As a result of PRC regulatory requirements, the Fund may be limited in its ability to invest in securities or instruments tied to the PRC and/or may be required to liquidate its holdings in securities or instruments tied to the PRC. Under certain instances such as when the price of the securities is at a low level, the involuntary liquidations may result in losses for the Fund. In addition, securities exchanges in the PRC typically have the right to suspend or limit trading in any security traded on the relevant exchange. The PRC government or relevant PRC regulators may also implement policies that may adversely affect the PRC financial markets. Such suspensions, limitations or policies may have a negative impact on the performance of a Fund’s investments.
Although the PRC has experienced a relatively stable political environment in recent years, there is no guarantee that such stability will be maintained in the future.
The PRC is ruled by the Communist Party. Investments in the PRC are subject to risks associated with greater governmental control over and involvement in the economy. Unlike in the United States, the PRC’s currency is not entirely determined by the market, but is instead managed at artificial levels relative to the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. The PRC also may restrict the free conversion of its currency into foreign currencies, including the U.S. dollar. Currency repatriation restrictions may have the effect of making securities and instruments tied to the PRC relatively illiquid, particularly in connection with redemption requests. In addition, the government of the PRC exercises significant control over economic growth through direct and heavy involvement in resource allocation and monetary policy, control over payment of foreign currency denominated obligations and provision of preferential treatment to particular industries and/or companies. Economic reform programs in the PRC have contributed to growth, but there is no guarantee that such reforms will continue.
The PRC has historically been prone to natural disasters such as droughts, floods, earthquakes and tsunamis, and the region’s economy may be affected by such environmental events in the future. A Fund’s investment in the PRC is, therefore, subject to the risk of such events. In addition, the relationship between the PRC and Taiwan is particularly sensitive, and hostilities between the PRC and Taiwan may present a risk to a Fund’s investments in the PRC.

The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect a Fund’s investment in the PRC. Because the rules governing taxation of investments in securities and instruments economically tied to the PRC are not always clear, PIMCO may provide for capital gains taxes on Funds investing in such securities and instruments by reserving both realized and unrealized gains from disposing or holding securities and instruments economically tied to the PRC. This approach is based on current market practice and PIMCO’s understanding of the applicable tax rules. Changes in market practice or understanding of the applicable tax rules may result in the amounts reserved being too great or too small relative to actual tax burdens.
Investing Through Stock Connect. Certain Funds may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai Stock Exchange (“SSE”) or the Shenzhen Stock Exchange (“SZSE”) through the Shanghai - Hong Kong Stock Connect program and the Shenzhen - Hong Kong Stock Connect program (collectively, “Stock Connect”). Stock Connect allows non-Chinese investors (such as the Funds) to purchase certain PRC-listed equities via brokers in Hong Kong. Purchases of securities through Stock Connect are subject to market-wide daily quota limitations, which may prevent a Fund from purchasing Stock Connect securities when it is otherwise advantageous to do so. Once such daily quota on SSE or SZSE is used up, acceptance of the corresponding buy orders on SSE or SZSE (as applicable) will be immediately suspended and no further buy orders will be accepted for the remainder of the trading day. Buy orders which have been accepted will not be affected by the using up of the daily quota, while sell orders will continue to be accepted. An investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through Stock Connect and to enter into or exit trades where it is advantageous to do so on the same trading day. Because Stock Connect trades are routed through Hong Kong brokers and the Hong Kong Stock Exchange, Stock Connect is affected by trading holidays in either the PRC or Hong Kong, and there are trading days in the PRC when Stock Connect investors will not be able to trade. As a result, prices of Stock Connect securities may fluctuate at times when the Fund is unable to add to or exit its position. Only certain China A-shares and ETFs are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Stock Connect. In addition, the applicable rules as well as trading, settlement and information technology (“IT”) systems required to operate Stock Connect are continuing to evolve. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulations by both Hong Kong and the PRC. Regulators in both jurisdictions are allowed to suspend Stock Connect trading; Chinese regulators may also suspend trading in Chinese issuers (or permit such issuers to suspend trading) during market disruptions, and such suspensions may be widespread. There can be no assurance that further regulations will not affect the availability of securities under Stock Connect, operational arrangements or other limitations. Stock Connect transactions are not covered by investor protection programs of either the Hong Kong Stock Exchanges, SSE or SZSE, although for defaults by Hong Kong brokers occurring on or after January 1, 2020, the Hong Kong Investor Compensation Fund will cover losses incurred by investors with a cap at HK$500,000 per investor with respect to securities traded on a stock market operated by the SSE and/or SZSE and in respect of which an order for sale or purchase is permitted to be routed through the northbound link of the Stock Connect. In the PRC, Stock Connect securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. While Chinese regulators have affirmed that the ultimate investors hold a beneficial interest in Stock Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested. In addition, courts in China have limited experience in applying the concept of beneficial ownership and the law surrounding beneficial ownership will continue to evolve. To the extent HKSCC is deemed to be performing safekeeping functions with respect to assets held through it, a Fund has no legal relationship with HKSCC and no direct legal recourse against HKSCC in the event that the Fund suffers losses resulting from the performance or insolvency of HKSCC. In this event, a Fund may not fully recover its losses and the process could be delayed. A Fund may not be able to participate in corporate actions affecting Stock Connect securities due to time constraints or for other operational reasons. Similarly, a Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings. HKSCC as nominee holder shall have no obligation to take any legal action or court proceeding to enforce any rights on behalf of the investors in respect of the Stock Connect securities in the PRC or elsewhere. Therefore, even though a Fund’s ownership may be ultimately recognized, the Fund may suffer difficulties or delays in enforcing their rights in A-shares. Stock Connect trades are settled in Renminbi (RMB), the Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.

Stock Connect trades are either subject to certain pre-trade requirements or must be placed in special segregated accounts that allow brokers to comply with these pre-trade requirements by confirming that the selling shareholder has sufficient Stock Connect securities to complete the sale. If a Fund does not utilize a special segregated account, a Fund will not be able to sell the shares on any trading day where it fails to comply with the pre-trade checks. In addition, these pre-trade requirements may, as a practical matter, limit the number of brokers that a Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of the pre-trade check, relevant market practice with respect to special segregated accounts is continuing to evolve.
Investing through CIBM Direct. To the extent permissible by the relevant PRC regulations or authorities, the Funds may also directly invest in permissible products (which include cash bonds) traded on China inter-bank bond market (“CIBM”) in compliance with the relevant rules issued by the People’s Bank of China (“PBOC”, including its Shanghai Head Office) in 2016 including the Announcement No.3 and its implementing rules (“CIBM Direct Rules”). An onshore trading and settlement agent shall be engaged by PIMCO as the manager of the Fund to make the filing on behalf of the relevant Fund and conduct trading and settlement agency services for the Fund. PBOC will exercise on-going supervision on the onshore settlement agent and the Fund’s trading under the CIBM Direct Rules and may take relevant administrative actions such as suspension of trading and mandatory exit against the Fund and/or PIMCO in the event of any incompliance with the CIBM Direct Rules. Although there is no quota limitation regarding investment via the CIBM Direct, a Fund is required to make further filings with the PBOC if it wishes to increase its anticipated investment size. There is no guarantee the PBOC will accept such further filings. In the event any further filings for an increase in the anticipated investment size are not accepted by the PBOC, a Fund’s ability to invest via the CIBM Direct will be limited and the performance of the relevant Fund may be unfavorably affected as a result. Since the relevant filings, registration with PBOC, and account opening for investment in the CIBM via the CIBM Direct have to be carried out via an onshore settlement agent, registration agent or other third parties (as the case may be), the relevant Fund is subject to the risks of default or errors on the part of such third parties. The relevant Fund may also incur losses due to the acts or omissions of the onshore settlement agent in the process of settling any transactions. As a result, the net asset value of the relevant Fund may be adversely affected. In addition, investors should note that cash deposited in the cash account of the relevant Fund with the relevant onshore settlement agent will not be segregated. In the event of the bankruptcy or liquidation of the onshore settlement agent, the relevant Fund will not have any proprietary rights to the cash deposited in such cash account and may face difficulty and/or encounter delays in recovering such assets, or may not be able to recover it in full or at all, in which case the Fund will suffer losses.
The CIBM Direct Rules are relatively new and are still subject to continuous evolvement, which may adversely affect the Fund’s capability to invest in the CIBM. A Fund will be tested for compliance with investment limitations for instruments traded on CIBM (including instruments traded through both CIBM Direct and the Bond Connect Program) prior to the trade. Therefore, a Fund will not be in violation of an investment limitation if the Fund submits a trade for an instrument traded on CIBM and the trade is not completed until the following day if the Fund was in compliance with the applicable limitation at the time of the initial compliance test. Similarly, a Fund will not be in violation of an investment limitation if the Fund submits a trade for two complementary instruments (such as a foreign currency transaction and a bond) traded on CIBM and one of the trades is not completed until the following day if the Fund was in compliance with the applicable percentage limitation for both instruments at the time of the initial compliance test. Investing in the CIBM via CIBM Direct is also subject to certain restrictions imposed by the PRC authorities on fund remittance and repatriation which may potentially affect a Fund’s performance and liquidity. Any non-compliance with or failure to meet the fund remittance and repatriation requirements may result in regulatory sanctions which in turn may have an adverse impact on the portion of a Fund’s investment via the CIBM Direct. Further, there is no assurance that the fund remittance and repatriation requirements in relation to investment in CIBM will not be changed as a result of change in government policies or foreign exchange control policies. A Fund may incur loss in the event such change in the fund remittance and repatriation requirements in relation to investment in CIBM occurs.
CIBM Direct RFQ Trading. In September 2020, CIBM direct RFQ trading service was launched by the National Interbank Funding Center (“CFETS”). Under such service, foreign investors under CIBM Direct may solicit cash bond trading with domestic market makers by requesting for quotation (“RFQ”) and confirm the trades in CFETS system. As a novel arrangement under CIBM Direct, CIBM direct RFQ trading may be subject to further adjustments and uncertainties in implementation, which may have an adverse impact on the Fund’s investment to the extent the Fund transacts via CIBM direct RFQ trading mechanism.

Investing through Bond Connect. In addition to the risks described under “Foreign Securities” and “Investments in the People’s Republic of China,” there are risks associated with a Fund’s investment in Chinese government bonds and other PRC-based debt instruments traded on the CIBM through the Bond Connect program. The Bond Connect refers to the arrangement between Hong Kong and PRC that enables the PRC and overseas investors to trade various types of debt securities in each other’s bond markets through connection between the relevant respective financial infrastructure institutions. Trading through Bond Connect is subject to a number of restrictions that may affect a Fund’s investments and returns. Investments made through Bond Connect are subject to order, clearance and settlement procedures that are relatively untested in the PRC, which could pose risks to a Fund. Furthermore, securities purchased via Bond Connect will be held on behalf of ultimate investors (such as a Fund) via a book entry omnibus account in the name of the Hong Kong Monetary Authority Central Money Markets Unit maintained with a PRC-based custodian (either the China Central Depository & Clearing Co. (“CDCC”) or the Shanghai Clearing House (“SCH”)). A Fund’s ownership interest in Bond Connect securities will not be reflected directly in book entry with CDCC or SCH and will instead only be reflected on the books of its Hong Kong sub-custodian. This recordkeeping system also subjects a Fund to various risks, including the risk that the Fund may have a limited ability to enforce rights as a bondholder as well as the risks of settlement delays and counterparty default of the Hong Kong sub-custodian. While the ultimate investors hold a beneficial interest in Bond Connect securities, the mechanisms that beneficial owners may use to enforce their rights are untested and courts in the PRC have limited experience in applying the concept of beneficial ownership. As such, a Fund may not be able to participate in corporate actions affecting its rights as a bondholder, such as timely payment of distributions, due to time constraints or for other operational reasons. Investors who wish to participate in Bond Connect do so through an offshore custody agent, registration agent or other third parties (as the case may be), who would be responsible for making the relevant filings and account opening with the relevant authorities. A Fund is therefore subject to the risk of default or errors on the part of such agents. Bond Connect trades are settled in RMB and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed. Moreover, securities purchased through Bond Connect generally may not be sold, purchased or otherwise transferred other than through Bond Connect in accordance with applicable rules.
A primary feature of Bond Connect is the application of the home market’s laws and rules applicable to investors in Chinese fixed-income instruments. Therefore, a Fund’s investments in securities via Bond Connect are generally subject to Chinese securities regulations and listing rules, among other restrictions. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through Bond Connect. A Fund will not benefit from access to Hong Kong investor compensation funds, which are set up to protect against defaults of trades, when investing through Bond Connect. Bond Connect is only available on days when markets in both the PRC and Hong Kong are open. As a result, prices of securities purchased through Bond Connect may fluctuate at times when a Fund is unable to add to or exit its position and, therefore, may limit the Fund’s ability to trade when it would be otherwise attractive to do so. Finally, uncertainties in the PRC tax rules governing taxation of income and gains from investments via Bond Connect could result in unexpected tax liabilities for a Fund. The withholding tax treatment of dividends and capital gains payable to overseas investors currently is unsettled.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. In addition, the trading, settlement and IT systems required for non-Chinese investors in Bond Connect are relatively new and continuing to evolve. In the event that the relevant systems do not function properly, trading through Bond Connect could be disrupted. There can be no assurance that further regulations will not affect the availability of securities in the program, the frequency of redemptions or other limitations. In addition, the application and interpretation of the laws and regulations of Hong Kong and the PRC, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.
There are still some uncertainties in the PRC tax rules governing taxation of income and gains from investments in the PRC due to the lack of formal guidance from the PRC tax authorities that could result in unexpected tax liabilities for a Fund. If a Fund is considered a tax resident enterprise of the PRC, it will be subject to PRC corporate income tax (“CIT”) at 25% on its worldwide taxable income. If a Fund is considered a non-tax resident enterprise with a permanent establishment or place or establishment of business (“PE”) in the PRC, the profits attributable to that PE would be subject to CIT at 25%. Under the PRC CIT Law effective from December 29, 2018 and its implementation rules, a non-PRC tax resident enterprise without a PE in the PRC will generally be subject to withholding income tax (“WIT”) of 10% on its PRC sourced income, including but not limited to passive income (e.g. dividends, interest, gains arising from transfer of assets, etc.).Unless a specific exemption is applicable, non-PRC tax resident enterprises are subject to WIT on the payment of interests on debt instruments issued by PRC tax resident enterprises, including bonds issued by enterprises established within the PRC. The general WIT rate applicable is 10%, subject to reduction under an applicable double tax treaty and agreement by the PRC tax authorities.
Interest derived from government bonds issued by the in-charge Finance Bureau of the State Council and/or local government bonds approved by the State Council is exempt from CIT under the PRC Law. According to a tax circular jointly issued by the Ministry of Finance of the PRC (“MoF”) and the State Administration of Taxation of the PRC (“SAT”) on November 7, 2018, i.e. Circular on the Enterprise Income Tax and Value-Added Tax Policies for Foreign Institutions investing in Onshore Bond Markets (“Circular 108”), the foreign institutional investors were temporarily exempt from PRC CIT with respect to bond interest income derived in the PRC bond market for the period from November 7, 2018 to November 6, 2021. On November 26, 2021, the PRC Ministry of Finance and PRC State Taxation Administration jointly issued Caishui [2021] No. 34 (“Circular 34”) to formally extend the tax exemption period provided in Circular 108 to December 31, 2025. The scope of such PRC CIT exemption has excluded bond interest gained by foreign investors’ onshore entities/establishment that are directly connected with such onshore entities/establishment. However, there is no guarantee that such temporary tax exemption will continue to apply, will not be repealed and re-imposed retrospective, or that no new tax regulations and practice in China specifically relating to the PRC bond market will not be promulgated in the future.
Variable Interest Entities. Certain Funds may obtain exposure to companies based or operated in the PRC by investing through legal structures known as variable interest entities (“VIEs”). Because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in the PRC, certain Chinese companies have used VIEs to facilitate foreign investment without distributing direct ownership of companies based or operated in the PRC. In such cases, the Chinese operating company establishes an offshore company, and the offshore company enters into contractual arrangements (such as powers of attorney, equity pledge agreements and other services or business cooperation agreements) with the operating company. These contractual arrangements are intended to give the offshore company the ability to exercise power over and obtain economic rights from the operating company. Shares of the offshore company, in turn, are listed and traded on exchanges outside of the PRC and are available to non-Chinese investors such as a Fund. This arrangement allows non-Chinese investors in the offshore company to obtain economic exposure to the Chinese company without direct equity ownership in the Chinese company. Although VIEs are a longstanding industry practice and well known to officials and regulators in the PRC, VIEs are not formally recognized under Chinese law. There is a risk that the PRC may cease to tolerate VIEs at any time or impose new restrictions on the structure, in each case either generally or with respect to specific industries, sectors or companies. Investments involving a VIE may also pose additional risks because such investments are made through a company whose interests in the underlying operating company are established through contract rather than through equity ownership. For example, in the event of a dispute, the offshore company’s contractual claims with respect to the operating company may be deemed unenforceable in the PRC, thus limiting (or eliminating) the remedies and rights available to the offshore company and its investors. Such legal uncertainty may also be exploited against the interests of the offshore company and its investors. Further, the interests of the equity owners of the operating company may conflict with the interests of the investors of the offshore company, and the fiduciary duties of the officers and directors of the operating company may differ from, or conflict with, the fiduciary duties of the officers and directors of the offshore company. Foreign companies listed on U.S. exchanges, including offshore companies that utilize a VIE structure, also could face delisting or other ramifications for failure to meet the requirements of the SEC, the PCAOB or other United States regulators. Any of the foregoing risks and events could negatively impact a Fund’s performance.
Sanctions, Trade and Investment Restrictions Relating to PRC. In recent years, various governmental bodies have considered and, in some cases, imposed sanctions, trade and investment restrictions and/or notification requirements targeting the PRC (inclusive of Hong Kong and Macau), and it is possible that additional restrictions may be imposed in the future. Given the complex and evolving relationship between the PRC and certain other countries, it is difficult to predict the impact of such restrictions on market conditions. Further, complying with such restrictions may prevent a Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments, require notification of such investments to government authorities, require divestment or freezing of investments on unfavorable terms, render divestment of underperforming investments impracticable, negatively impact a Fund’s ability to achieve its investment objective, prevent the Fund from receiving payments otherwise due it, require a Fund to obtain information about underlying investors, increase diligence and other similar costs to the Fund, render valuation of China-related investments challenging, or require a Fund to consummate an investment on terms that are less advantageous than would be the case absent such restrictions. Any of these outcomes could adversely affect the Fund’s performance with respect to such investments, and thus a Fund’s performance as a whole. New and contemplated sanctions, trade, and other investment restrictions and obligations could also have adverse impacts to a Fund in various and unpredictable ways. In addition, the Funds reserve the right to restrict an Authorized Participant’s ability to purchase Fund shares and, to the extent permitted by applicable law, to redeem existing Authorized Participant record owners as necessary or appropriate to facilitate compliance with such sanctions and other restrictions. Disruptions caused by such sanctions and other restrictions may also impact the PRC’s economy, as well as the PRC and other issuers of securities in which a Fund is invested, and may result in the PRC imposing countermeasures which may also have adverse impacts on the Fund and its investments.
U.S. PRC Relations. International relations, such as the China-U.S. relationship regarding trade, currency exchange, intellectual property protection, among other things, could also have implications with respect to capital flow and business operations. U.S. social, political, regulatory and economic conditions prompting changes in laws and policies governing foreign trade, manufacturing, developments and investments in the PRC could adversely affect the performance of a Fund’s investments. For example, in recent years, the U.S. federal government implemented an aggressive trade policy with respect to the PRC, including imposing tariffs on certain imports of the PRC, criticizing the PRC government for its trade policies, taking actions against individual PRC companies, imposing sanctions on certain officials of the Hong Kong government and the PRC central government and issuing executive orders that prohibit certain transactions with certain China-based companies and their respective subsidiaries. Recent events have added to uncertainty in such relations, including restrictions imposed by the U.S. government limiting the ability of U.S. persons to invest in certain Chinese companies and the ability of Chinese companies to engage in activities or transactions inside the U.S. In addition, the PRC government has implemented, and may further implement, measures in response to new trade policies, treaties and tariffs initiated by the U.S. government, for example, the passing of the Hong Kong national security law by the National People’s Congress of China (the “National Security Law”) which criminalizes certain offenses including subversion of the Chinese government and collusion with foreign entities. The National Security Law subsequently prompted the promulgation in the U.S. of the Hong Kong Autonomy Act and executive orders setting forth additional sanctions. The U.S. has also imposed sanctions on senior Chinese officials and certain employees of Chinese technology companies, adding a number of new Chinese companies to the Department of Commerce’s Entity List. The United Kingdom also suspended its extradition treaty with Hong Kong and extended its arms embargo on China to Hong Kong. It is possible that additional sanctions, export controls and/or investment restrictions will be announced. Escalation of China-U.S. tensions resulting from these events and the retaliatory countermeasures that the national and state governments have taken and may take (including U.S. sanctions and anti-sanction laws in China), as well as other economic, social or political unrest in the future, could have a material adverse effect on or could limit the activities of PIMCO, a Fund or the companies in which a Fund has invested.
State Law Restrictions on Ownership of Real Property. Certain U.S. states have proposed, recently enacted, or are in the process of adopting new legislation that restricts the ability of a wide range of governmental bodies and persons or entities from or domiciled in foreign countries of concern, as defined in the applicable U.S. state’s laws (e.g., the People’s Republic of China) (any such direct or indirect investor, a “Covered Investor”) to directly or indirectly own or acquire interests in “real property” (e.g., land, buildings, fixtures, and all other improvements to land) located in the relevant states, subject to certain limited exceptions (such laws as in effect from time to time, the “State Real Estate Laws”). Certain investments made by a Fund may constitute investments in “real property” for purposes of these laws (such investments, “Restricted Investments”). The State Real Estate Laws may impose different thresholds on the ownership of Restricted Investments by Covered Investors.
The impact of the State Real Estate Laws on a Fund and its investors may vary on a state-by-state basis, particularly to the extent that a state adopts an exemption from the ownership restrictions for commingled funds. Given the developing nature of the State Real Estate Laws, it is difficult to predict the full scope of their impact on a Fund’s investments and investor base. Complying with such restrictions may prevent a Fund from pursuing certain investments, cause delays or other impediments with respect to consummating such investments, require notification of such investments to government authorities, require divestment or freezing of investments on unfavorable terms, negatively impact a Fund’s ability to achieve its investment objective, prevent a Fund from receiving payments otherwise due it, require a Fund to obtain information about underlying investors or increase diligence and other similar costs to a Fund. Any of these outcomes could make it difficult for a Fund to act successfully on investment opportunities and may adversely affect a Fund’s performance as a whole. The Funds reserve the right to restrict an Authorized Participant’s ability to purchase Fund shares and, to the extent permitted by applicable law, to redeem existing Authorized Participant record owners as necessary or appropriate to facilitate compliance with State Real Estate Laws.

The Funds intend to comply with the State Real Estate Laws to the extent applicable to their shareholder base, and may, to comply with such laws, request and report confidential information about a shareholder if required by the State Real Estate Laws and, if applicable, any underlying beneficial ownership, to applicable authorities if PIMCO determines that it is in the best interests of the Fund in light of the relevant laws or regulations or upon the request of regulators. Shareholders may be required to cooperate with PIMCO to facilitate compliance with the State Real Estate Laws.
Foreign Currency Transactions
The PIMCO Active Bond Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Preferred and Capital Securities Active Exchange-Traded Fund, PIMCO Senior Loan Active Exchange-Traded Fund and PIMCO Multisector Bond Active Exchange-Traded Fund may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts (“forwards”). A Fund may engage in these transactions in order to attempt to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities or to lower currency deviations relative to the Fund’s benchmark index(es).
A forward involves an obligation to purchase or sell a certain amount of a specific currency at a future date, which may be three business days or more from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to increase exposure to a particular foreign currency. Although, when used for hedging, forwards are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. Forwards are subject to the risks discussed under “Derivative Instruments” below. Forwards are used primarily to adjust the foreign exchange exposure of a Fund with a view to protecting the outlook, and the Funds might be expected to enter into such contracts under the following circumstances:
Lock In.  When PIMCO desires to lock in the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency.
Cross Hedge.  If a particular currency is expected to decrease against another currency, a Fund may sell the currency expected to decrease and purchase a currency which is expected to increase against the currency sold in an amount approximately equal to some or all of the Fund’s portfolio holdings denominated in the currency sold.
Direct Hedge.  If PIMCO wants to eliminate substantially all of the risk of owning a particular currency, and/or if PIMCO thinks that a Fund can benefit from price appreciation in a given country’s bonds but does not want to hold the currency, it may employ a direct hedge back into the U.S. dollar. In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract. The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase (if any) in value of the bond.
Proxy Hedge.  PIMCO might choose to use a proxy hedge, which may be less costly than a direct hedge. In this case, a Fund, having purchased a security, will sell a currency whose value is believed to be closely linked to the currency in which the security is denominated. Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the United States and lower than those of securities denominated in the currency of the original holding. This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.
Costs of Hedging.  When a Fund purchases a foreign bond with a higher interest rate than is available on U.S. bonds of a similar maturity, the additional yield on the foreign bond could be substantially reduced or lost if the Fund were to enter into a direct hedge by selling the foreign currency and purchasing the U.S. dollar. This is what is known as the “cost” of hedging. Proxy hedging attempts to reduce this cost through an indirect hedge back to the U.S. dollar.

It is important to note that hedging costs are treated as capital transactions and are not, therefore, deducted from a Fund’s dividend distribution and are not reflected in its yield. Instead such costs will, over time, be reflected in a Fund’s net asset value per share.
A Fund may enter into foreign currency transactions as a substitute for cash investments and for other investment purposes not involving hedging, including, without limitation, to exchange payments received in a foreign currency into U.S. dollars or in anticipation of settling a transaction that requires the Fund to deliver a foreign currency.
The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if PIMCO’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Also, foreign currency transactions, like currency exchange rates, can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments. Such events may prevent or restrict a Fund’s ability to enter into foreign currency transactions, force the Fund to exit a foreign currency transaction at a disadvantageous time or price or result in penalties for the Fund, any of which may result in a loss to the Fund. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have the flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.
Under definitions adopted by the Commodity Futures Trading Commission (“CFTC”) and SEC, many non-deliverable foreign currency forwards are considered swaps for certain purposes, including the determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.” These changes are expected to reduce counterparty risk as compared to bi-laterally negotiated contracts.
Certain Funds may hold a portion of their assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as to protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.
Tax Consequences of Hedging.  Under applicable tax law, the Funds may be required to limit their gains from hedging in foreign currency forwards, futures, and options. Although the Funds are expected to comply with such limits, the extent to which these limits apply is subject to tax regulations as yet unissued. Hedging also may result in the application of the mark-to-market and straddle provisions of the Internal Revenue Code. Those provisions could result in an increase (or decrease) in the amount of taxable dividends paid by the Funds and could affect whether dividends paid by the Funds are classified as capital gains or ordinary income.
Foreign Currency Exchange-Related Securities
Foreign currency warrants.  Foreign currency warrants such as Currency Exchange WarrantsTM (“CEWsTM”) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.
Principal exchange rate linked securities.  Principal exchange rate linked securities (“PERLsTM”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLsTM is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLsTM are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLsTM may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.
Performance indexed paper.  Performance indexed paper (“PIPsTM”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPsTM is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.
Borrowing
Except as described below, each Fund may borrow money to the extent permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time. This means that, in general, a Fund may borrow money from banks for any purpose in an amount up to 1/3 of the Fund’s total assets. A Fund also may borrow money for temporary purposes in an amount not to exceed 5% of the Fund’s total assets.
Specifically, provisions of the 1940 Act require a Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.
As noted below, a Fund also may enter into certain transactions, including reverse repurchase agreements, mortgage dollar rolls and sale-buybacks, that can be viewed as constituting a form of borrowing or financing transaction by the Fund. Such transactions also can be subject to the risks discussed under “Derivative Instruments” below, in addition to the risks discussed in this section.
Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.
A Fund may enter into reverse repurchase agreements, mortgage dollar rolls and economically similar transactions. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund to another party, such as a bank or broker-dealer, coupled with its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase. With respect to reverse repurchase agreements in which banks are counterparties, the Fund may treat such transactions as bank borrowings, which would be subject to the Fund’s limitations on borrowings. Such treatment would, among other things, restrict the aggregate of such transactions (plus any other borrowings) to one-third of a Fund’s total assets. The Investment Company Act of 1940 and related rules no longer require asset segregation for derivatives transactions, however asset segregation and posting of collateral may still be utilized for risk management or other purposes. A Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out a position and changes in the value of a derivative may also create margin delivery or settlement payment obligations for a Fund.
A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects. In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by GNMA, to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a specified percentage of the initial amount delivered.
A Fund also may effect simultaneous purchase and sale transactions that are known as “sale-buybacks.” A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.
It is possible that changing government regulation may affect a Fund’s use of these strategies. Changes in regulatory requirements concerning margin for certain types of financing transactions, such as repurchase agreements, reverse repurchase agreements, and securities lending and borrowing, could impact a Fund’s ability to utilize these investment strategies and techniques.
Commodities
Certain Funds may purchase or sell derivatives, securities or other instruments that provide exposure to commodities. A Fund’s investments in commodities-related instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-related instruments may be affected by changes in overall market movements, foreign currency exchange rates, commodity index volatility, changes in interest rates, or supply and demand factors affecting a particular industry or commodity market, such as drought, floods, weather, livestock disease, pandemics and public health emergencies, embargoes, taxation, war, terrorism, cyber hacking, economic and political developments, environmental proceedings, tariffs, changes in storage costs, availability of transportation systems, and international economic, political and regulatory developments. An unexpected surplus of a commodity caused by one of the aforementioned factors, for example, may cause a significant decrease in the value of the commodity (and a decrease in the value of any investments directly correlated to the commodity). Conversely, an unexpected shortage of a commodity caused by one of the aforementioned factors may cause a significant increase in the value of the commodity (and a decrease in the value of any investments inversely correlated to that commodity). The commodity markets are subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.
Each Fund may focus its commodity-related investments in a particular sector of the commodities market (such as gold, oil, metal, carbon or agricultural products). As a result, to the extent a Fund focuses its investments in a particular sector of the commodities market, the Fund may be more susceptible to risks associated with those sectors, including the risk of loss due to adverse economic, business or political developments affecting a particular sector. See “Derivative Instruments” below for a more detailed discussion of risks related to commodities, including additional discussion of commodity-related derivative instruments.
Derivative Instruments
For purposes of the “Derivative Instruments” section, references to a “Fund” and the “Funds” include the Index Funds and Active Funds, excluding the PIMCO Prime Limited Maturity Active Exchange-Traded Fund and PIMCO Ultra Short Government Active Exchange-Traded Fund.
In pursuing their individual objectives, the Funds may, to the extent permitted by their investment objectives and policies, purchase and sell (write) both put options and call options on securities, swap agreements, recovery locks, securities indexes, commodity indexes and foreign currencies, and enter into interest rate, foreign currency, index and commodity futures contracts and purchase and sell options on such futures contracts (“futures options”) for hedging purposes, to seek to replicate the composition and performance (or inverse performance) of a particular index, or as part of their overall investment strategies, except that those Funds that may not invest in foreign currency-denominated securities may not enter into transactions involving currency forwards, swaps, futures or options. Each Fund also may purchase and sell foreign currency options for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one currency to another. Such Funds also may enter into swap agreements with respect to interest rates, commodities, and indexes of securities or commodities, and to the extent it may invest in foreign currency-denominated securities, may enter into swap agreements with respect to foreign currencies. The Funds may invest in structured notes and enter into transactions involving other similar instruments as discussed herein. All of these transactions are referred to collectively herein as “derivatives.” If other types of financial instruments, including other types of options, futures contracts, or futures options are traded in the future, a Fund also may use those instruments, provided that their use is consistent with the Fund’s investment objective.
The value of some derivative instruments in which the Funds invest may be particularly sensitive to changes in prevailing interest rates, and, like the other investments of the Funds, the ability of a Fund to successfully utilize these instruments may depend in part upon the ability of PIMCO to forecast interest rates and other economic factors correctly. If PIMCO incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, the Funds could be exposed to additional, unforeseen risks, including the risk of loss.
The Funds might not employ any of the strategies described herein, and no assurance can be given that any strategy used will succeed. Like most other investments, derivatives are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If PIMCO incorrectly forecasts interest rates, market values or other economic factors in using a derivatives strategy for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. Also, suitable derivatives transactions may not be available in all circumstances. The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index could result in a loss substantially greater than the amount invested in the derivative itself. The use of certain derivatives involves the risk that a loss may be sustained as a result of the failure of another party (usually referred to as a “counterparty”) to make required payments or otherwise comply with the contract's terms. Counterparty risk also includes the risks of having concentrated exposure to a counterparty. Using derivatives is also subject to operational and legal risks. Operational risk generally refers to risk related to potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls, and human error. Legal risk generally refers to insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise. This is due, in part, to liquidity risk which refers to the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time and the possible inability of the Fund to close out or to liquidate its derivatives positions. A Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives to meet the liquidity demands that derivatives can create to make payments of margin, collateral or settlement payments to counterparties. A Fund may have to sell a security at a disadvantageous time or price to meet such obligations. Liquidity risk also refers to the risk that a Fund may be required to hold additional cash or sell other investments in order to obtain cash to close out derivatives or meet the liquidity demands that derivatives can create to make payments of margin, collateral, or settlement payments to counterparties. A Fund may have to sell a security at a disadvantageous time or price to meet such obligations. In addition, a Fund’s use of such instruments may cause the Fund to realize higher amounts of short-term capital gains (generally taxed upon distribution at ordinary income tax rates) than if it had not used such instruments. For Funds that gain exposure to an asset class using derivative instruments backed by a collateral portfolio of Fixed Income Instruments, changes in the value of the Fixed Income Instruments may result in greater or lesser exposure to that asset class than would have resulted from a direct investment in securities comprising that asset class. The Funds may invest in derivatives to the extent permitted by the 1940 Act and rules and interpretations thereunder and other federal securities laws.
Participation in the markets for derivative instruments involves investment risks and transaction costs to which a Fund may not be subject absent the use of these strategies. The skills needed to successfully execute derivative strategies may be different from those needed for other types of transactions. If the Fund incorrectly forecasts the value and/or creditworthiness of securities, currencies, interest rates, counterparties or other economic factors involved in a derivative transaction, the Fund might have been in a better position if the Fund had not entered into such derivative transaction. In evaluating the risks and contractual obligations associated with particular derivative instruments, it is important to consider that certain derivative transactions may be modified or terminated only by mutual consent of the Fund and its counterparty and certain derivative transactions may be terminated by the counterparty or the Fund, as the case may be, upon the occurrence of certain Fund-related or counterparty-related events, which may result in losses or gains to the Fund based on the market value of the derivative transactions entered into between the Fund and the counterparty. In addition, such early terminations may result in taxable events and accelerate gain or loss recognition for tax purposes. It may not be possible for a Fund to modify, terminate, or offset the Fund’s obligations or the Fund’s exposure to the risks associated with a derivative transaction prior to its termination or maturity date, which may create a possibility of increased volatility and/or decreased liquidity to the Fund. Upon the expiration or termination of a particular contract, a Fund may wish to retain its position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling or unable to enter into the new contract and no other appropriate counterparty can be found, which could cause the Fund not to be able to maintain certain desired investment exposures or not to be able to hedge other investment positions or risks, which could cause losses to the Fund. Furthermore, after such an expiration or termination of a particular contract, a Fund may have fewer counterparties with which to engage in additional derivative transactions, which could lead to potentially greater counterparty risk exposure to one or more counterparties and which could increase the cost of entering into certain derivatives. In such cases, the Fund may lose money.
A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income, even if such strategies could potentially result in declines in the Fund’s net asset value. A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support distributions, even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. securities markets or the Fund’s portfolio of investments, or arising from its use of derivatives. Consequently, Fund shareholders may receive distributions subject to tax at ordinary income rates at a time when their investment in the Fund has declined in value, which may be economically similar to a taxable return of capital.

The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or characterization of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.
Options on Securities and Indexes. A Fund may, to the extent specified herein or in the Prospectuses, purchase and sell both put and call options on equity, fixed income or other securities (including securities to be purchased in when-issued, delayed delivery and forward commitment transactions) or indexes in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.
An option on a security (or index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option (or the cash value of an option that is on an index or cash-settled) at a specified exercise price often at any time during the term of the option for American options or only at expiration for European options. The writer of an option on a security that requires physical delivery has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price (in the case of a call) or to pay the exercise price upon delivery of the underlying security (in the case of a put). Certain put options written by a Fund, which counterparties may use as a source of liquidity, may be structured to have an exercise price that is less than the market value of the underlying securities that would be received by the Fund. Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index or security or cash-settled option on a security and the exercise price multiplied by the specified multiplier for the option. (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)
If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires.
A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security or index in relation to the exercise price of the option, the volatility of the underlying security or index, and the time remaining until the expiration date.
The premium paid for a put or call option purchased by a Fund is an asset of the Fund. The premium received for an option written by a Fund is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and ask prices.
The Funds may write straddles consisting of a combination of a call and a put written on the same underlying security.
Risks Associated with Options on Securities and Indexes. There are several risks associated with transactions in options on securities and on indexes. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

The writer of an American option often has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. To the extent a Fund writes a put option, the Fund has assumed the obligation during the option period to purchase the underlying investment from the put buyer at the option’s exercise price if the put buyer exercises its option, regardless of whether the value of the underlying investment falls below the exercise price. This means that a Fund that writes a put option may be required to take delivery of the underlying investment and make payment for such investment at the exercise price. This may result in losses to the Fund and may result in the Fund holding the underlying investment for some period of time when it is disadvantageous to do so.
If a put or call option purchased by a Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put), or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.
There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless.
If trading were suspended in an option purchased by a Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it has purchased. Movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund’s securities during the period the option was outstanding.
To the extent that a Fund writes a call option on a security it holds in its portfolio, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline.
Foreign Currency Options. Funds that invest in foreign currency-denominated securities may buy or sell put and call options on foreign currencies. These Funds may buy or sell put and call options on foreign currencies either on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of a Fund to reduce foreign currency risk using such options. OTC options differ from exchange-traded options in that they are bilateral contracts with price and other terms negotiated between buyer and seller, and generally do not have as much market liquidity as exchange-traded options. Under definitions adopted by the CFTC and SEC, many foreign currency options are considered swaps for certain purposes, including determination of whether such instruments need to be exchange-traded and centrally cleared as discussed further in “Risks of Potential Government Regulation of Derivatives.”
Futures Contracts and Options on Futures Contracts. A futures contract is an agreement to buy or sell a security or other asset for a set price on a future date. These contracts are traded on exchanges, so that, in most cases, a party can close out its position on the exchange for cash, without delivering the underlying security or other underlying asset. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price and on or before a specified expiration date.
Each Fund may invest in futures contracts and futures options with respect to, but not limited to, interest rates, commodities, and security or commodity indexes. A Fund may also invest in futures contracts on carbon offset credits. A carbon offset credit represents the reduction or removal of a specific amount of carbon dioxide or other greenhouse gas (“GHG”) from the atmosphere. Carbon offset credits are designed to provide a mechanism for people and businesses to mitigate the adverse environmental impact of their GHG-generating activities. To the extent that a Fund may invest in foreign currency-denominated securities, it also may invest in foreign currency futures contracts and options thereon.

An interest rate, commodity, foreign currency or index futures contract provides for the future sale or purchase of a specified quantity of a financial instrument, commodity, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which a party agrees to pay or receive an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering a number of indexes as well as financial instruments and foreign currencies, including, but not limited to: the S&P 500; the S&P Midcap 400; the Nikkei 225; the Markit CDX credit index; the iTraxx credit index; U.S. Treasury bonds; U.S. Treasury notes; U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the Japanese yen; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the euro. It is expected that other futures contracts will be developed and traded in the future. Certain futures contracts on indexes, financial instruments or foreign currencies may represent new investment products that lack performance track records. Certain of the Funds also may invest in commodity futures contracts and options thereon. A commodity futures contract is an agreement to buy or sell a commodity, such as an energy, agricultural, metal or carbon commodity at a later date at a price and quantity agreed-upon when the contract is bought or sold.
A Fund may purchase and write call and put futures options, as specified for that Fund in the Prospectuses. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option.
Limitations on Use of Futures and Futures Options. A Fund that may use futures and futures options will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.
When a purchase or sale of a futures contract is made by a Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of assets determined to be liquid by PIMCO (“initial margin”). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges may be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to a Fund upon termination of the contract, assuming all contractual obligations have been satisfied. A Fund expects to earn interest income on its initial margin deposits. A futures contract held by a Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day a Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking-to-market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, a Fund will mark-to-market its open futures positions.
A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by a Fund. Customer account agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the CFTC. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining.
Although some futures contracts call for making or taking delivery of the underlying securities or commodities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing an offsetting futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If an offsetting purchase price is less than the original sale price, a Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, a Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.
Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.
Futures contracts on U.S. Government securities historically have reacted to an increase or decrease in interest rates in a manner similar to that in which the underlying U.S. Government securities reacted. To the extent, however, that a Fund enters into such futures contracts, the value of such futures will not vary in direct proportion to the value of such Fund’s holdings of U.S. Government securities. Thus, the anticipated spread between the price of the futures contract and the hedged security may be distorted due to differences in the nature of the markets. The spread also may be distorted by differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.
Additionally, the price of index futures may not correlate perfectly with movement in the relevant index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the deposit requirements in the futures market are less onerous than margin requirements in the securities market, and as a result, the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. In addition, trading hours for foreign stock index futures may not correspond perfectly to hours of trading on the foreign exchange to which a particular foreign stock index futures contract relates. This may result in a disparity between the price of index futures and the value of the relevant index due to the lack of continuous arbitrage between the index futures price and the value of the underlying index.
Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.
There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and that Fund would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.
Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts, including but not limited to:
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Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while a Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.
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Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at delivery tomorrow. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price, which can have significant implications for a Fund. If the nature of hedgers and speculators in futures markets has shifted when it is time for a Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.
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Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials. These additional variables may create additional investment risks which subject a Fund’s investments to greater volatility than investments in traditional securities.
Additional Risks of Options on Securities, Futures Contracts, Options on Futures Contracts, Forward Currency Exchange Contracts and Options Thereon. Options on securities, futures contracts, futures options, forward currency exchange contracts and options on forward currency exchange contracts may be traded on foreign (non-U.S.) exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign (non-U.S.) securities. The value of such positions also could be adversely affected by: (i) other complex foreign (non-U.S.) political, legal and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign (non-U.S.) markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.
Swap Agreements and Options on Swap Agreements. Each Fund may engage in swap transactions, including, but not limited to, swap agreements on interest rates or security indexes and specific securities and commodities. The Funds also may enter into options on swap agreements (“swaptions”).
A Fund may enter into swap transactions for any legal purpose consistent with its investment objectives and policies, such as attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in a more cost efficient manner.
OTC swap agreements are bilateral contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard OTC swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index. A “quanto” or “differential” swap combines both an interest rate and a currency transaction. Certain swap agreements, such as interest rate swaps, are traded on exchanges and cleared through central clearing counterparties. Other forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A total return swap agreement is a contract in which one party agrees to make periodic payments to another party based on the change in market value of underlying assets, which may include a single stock, a basket of stocks, or a stock index during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. Consistent with a Fund’s investment objectives and general investment policies, certain of the Funds may invest in commodity swap agreements. For example, an investment in a commodity swap agreement may involve the exchange of floating-rate interest payments for the total return on a commodity index. In a total return commodity swap, a Fund will receive the price appreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying an agreed-upon fee. If the commodity swap is for one period, a Fund may pay a fixed fee, established at the outset of the swap. However, if the term of the commodity swap is more than one period, with interim swap payments, a Fund may pay an adjustable or floating fee. With a “floating” rate, the fee may be pegged to a base rate and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, a Fund may be required to pay a higher fee at each swap reset date.
A Fund also may enter into combinations of swap agreements in order to achieve certain economic results. For example, a Fund may enter into two swap transactions, one of which offsets the other for a period of time. After the offsetting swap transaction expires, the Fund would be left with the economic exposure provided by the remaining swap transaction. The intent of such an arrangement would be to lock in certain terms of the remaining swap transaction that a Fund may wish to gain exposure to in the future without having that exposure during the period the offsetting swap is in place.
A Fund also may enter into swaptions. A swaption is a contract that gives a counterparty the right (but not the obligation) in return for payment of a premium, to enter into a new swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, at some designated future time on specified terms. Each Fund may write (sell) and purchase put and call swaptions.
Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.
A Fund also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying reference instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying reference instrument. For example, a Fund may enter into a volatility swap in order to take the position that the reference instrument’s volatility will increase over a particular period of time. If the reference instrument’s volatility does increase over the specified time, the Fund will receive a payment from its counterparty based upon the amount by which the reference instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the reference instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the reference instrument’s realized volatility level falls below the volatility level agreed upon by the parties. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of a volatility swap is frequently referred to as a variance swap. Certain of the Funds may engage in variance swaps.
Most types of swap agreements entered into by a Fund will calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund).

A Fund also may enter into OTC and cleared credit default swap agreements. A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by a Fund. The protection “buyer” in an OTC credit default swap contract is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the contract until a credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer may receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.
The spread of a credit default swap is the annual amount the protection buyer must pay the protection seller over the length of the contract, expressed as a percentage of the notional amount. When spreads rise, market-perceived credit risk rises and when spreads fall, market-perceived credit risk falls. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the credit soundness of the issuer of the reference obligation and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.
Credit default swap agreements sold by a Fund may involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk (with respect to OTC credit default swaps) and credit risk. A Fund will enter into uncleared credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, there may be disputes between the buyer and seller of a credit default swap agreement or within the swaps market as a whole as to whether a credit event has occurred or what the payment should be. Such disputes could result in litigation or other delays, and the outcome could be adverse for the buyer or seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund).
The Dodd-Frank Act and related regulatory developments require the clearing and exchange-trading of certain standardized OTC derivative instruments that the CFTC and SEC have defined as “swaps.” The CFTC has implemented mandatory exchange-trading and clearing requirements under the Dodd-Frank Act and the CFTC continues to approve contracts for central clearing. Uncleared swaps are subject to certain margin requirements that mandate the posting and collection of minimum margin amounts on certain uncleared swaps transactions, which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps than would otherwise be the case. These amounts beyond coverage of daily exposure, if any, may (or if required by law, will) be segregated with a third-party custodian. To the extent a Fund is required by regulation to post additional collateral beyond coverage of daily exposure, it could potentially incur costs, including in procuring eligible assets to meet collateral requirements, associated with such posting. PIMCO will continue to monitor developments in this area, particularly to the extent regulatory changes affect the Funds’ ability to enter into swap agreements.
Whether a Fund’s use of swap agreements or swaptions will be successful in furthering its investment objective will depend on PIMCO’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Funds will enter into OTC swap agreements only with counterparties that meet certain standards of creditworthiness. Certain restrictions imposed on the Funds by the Internal Revenue Code may limit the Funds’ ability to use swap agreements. The swaps market is subject to increasing regulations, in both U.S. and non-U.S. markets. It is possible that developments in the swaps market, including additional government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the reference asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because OTC swap agreements are bilateral contracts that may be subject to contractual restrictions on transferability and termination and because they may have remaining terms of greater than seven days, swap agreements may be considered to be illiquid and subject to regulatory limitations on investments in illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that PIMCO will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If PIMCO attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for a Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
A Fund also may enter into recovery locks. A recovery lock is an agreement between two parties that provides for a fixed payment by one party and the delivery of a reference obligation, typically a bond, by the other party upon the occurrence of a credit event, such as a default, by the issuer of the reference obligation. Recovery locks are used to “lock in” a recovery amount on the reference obligation at the time the parties enter into the agreement. In contrast to a credit default swap where the final settlement amount may be dependent on the market price for the reference obligation upon the credit event, a recovery lock fixes the settlement amount in advance and is not dependent on the market price of the reference obligation at the time of the credit event. Unlike certain other types of derivatives, recovery locks generally do not involve upfront or periodic cash payments by either of the parties. Instead, payment and settlement occurs after there has been a credit event. If a credit event does not occur prior to the termination date of a recovery lock, the agreement terminates and no payments are made by either party. A Fund may enter into a recovery lock to purchase or sell a reference obligation upon the occurrence of a credit event.
Recovery locks are subject to the risk that PIMCO will not accurately forecast the value of a reference obligation upon the occurrence of a credit event. For example, if a Fund enters into a recovery lock and agrees to deliver a reference obligation in exchange for a fixed payment upon the occurrence of a credit event, the value of the reference obligation or eventual recovery on the reference obligation following the credit event may be greater than the fixed payment made by the counterparty to the Fund. If this occurs, the Fund will incur a loss on the transaction. In addition to general market risks, recovery locks are subject to illiquidity risk, counterparty risk and credit risk. The market for recovery locks is relatively new and is smaller and less liquid than the market for credit default swaps and other derivatives. Elements of judgment may play a role in determining the value of a recovery lock. It may not be possible to enter into a recovery lock at an advantageous time or price. A Fund will only enter into recovery locks with counterparties that meet certain standards of creditworthiness.
A Fund’s obligations under a recovery lock will be determined daily.
Greenhouse Gas “Cap-and-Trade” Programs. Certain funds may trade derivative instruments on carbon credits, including, but not limited to, carbon equivalent emissions allowances eligible for trading under the European Union Emissions Trading Scheme (“EUAs”), California Cap-and-Trade Program, and Regional Greenhouse Gas Initiatives (“RGGI”). The derivative instruments on carbon credits will be subject to the risks associated with trading such instruments directly. The trading markets for carbon credits are still developing and therefore do not possess the attributes of a fully developed market. Therefore, there may be illiquidity, high price volatility and a diminished demand for carbon credits. Price movements of such credits are influenced by, among other things, their current and perceived future market value, the price of natural gas and coal, weather patterns and the level of world economic activity. In addition, international and national regulation of the carbon credit market is still developing and may change in the future due to new legislation, treaties or other governmental regulation. It is impossible to predict the direction and extent of such regulation and this may have an adverse impact on the Fund. The infrastructure in connection with issuance and transfer of certain carbon credits is still developing. Therefore, the timing and volume of delivery of such credits can be uncertain and may be subject to transfer disruptions.
Correlation Risk for the Funds. In certain cases, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are a number of factors which may prevent a fund, or derivatives or other strategies used by a fund, from achieving desired correlation with an index. These may include, but are not limited to: (i) the impact of fund fees, expenses and transaction costs, including borrowing and brokerage costs/bid-ask spreads, which are not reflected in index returns; (ii) differences in the timing of daily calculations of the value of an index and the timing of the valuation of derivatives, securities and other assets held by a fund and the determination of the net asset value of fund shares; (iii) disruptions or illiquidity in the markets for derivative instruments or securities in which a fund invests; (iv) a fund having exposure to or holding less than all of the securities in the underlying index and/or having exposure to or holding securities not included in the underlying index; (v) large or unexpected movements of assets into and out of a fund (due to share purchases or redemptions, for example), potentially resulting in the fund being over- or under-exposed to the index; (vi) the impact of accounting standards or changes thereto; (vii) changes to the applicable index that are not disseminated in advance; (viii) a possible need to conform a fund’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; and (ix) fluctuations in currency exchange rates.
Risks of Potential Government Regulation of Derivatives. It is possible that additional government regulation of various types of derivative instruments, including futures, options and swap agreements, and regulation of certain market participants’ use of the same, may limit or prevent a Fund from using such instruments as a part of its investment strategy, and could ultimately prevent a Fund from being able to achieve its investment objective. It is impossible to fully predict the effects of past, present or future legislation and regulation by multiple regulators in this area, but the effects could be substantial and adverse. It is possible that legislative and regulatory activity could limit or restrict the ability of a Fund to use certain instruments as a part of its investment strategy. These risks may be particularly acute for those Funds, such as the PIMCO Commodity Strategy Active Exchange-Traded Fund, that make extensive use of commodity-related derivative instruments in seeking to achieve its investment objective, but would not necessarily be limited to those Funds pursuing a commodity-related investment strategy.
There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Funds or the ability of the Funds to continue to implement their investment strategies. The futures, options and swaps markets are subject to comprehensive statutes, regulations, and margin requirements. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading. The regulation of futures, options and swaps transactions in the United States is a changing area of law and is subject to modification by government and judicial action. The CFTC and various exchanges have rules limiting the maximum net long or short positions which any person or group may own, hold or control in any given futures contract or option on such futures contract. PIMCO will need to consider whether the exposure created under these contracts might exceed the applicable limits in managing the Funds, and the limits may constrain the ability of the Fund to use such contracts. In addition, the CFTC in October 2020 adopted amendments to its position limits rules that establish certain new and amended position limits for 25 specified physical commodity futures and related options contracts traded on exchanges, other futures contracts and related options directly or indirectly linked to such 25 specified contracts, and any OTC transactions that are economically equivalent to the 25 specified contracts. PIMCO will need to consider whether the exposure created under these contracts might exceed the new and amended limits in anticipation of the applicable compliance dates, and the limits may constrain the ability of a Fund to use such contracts. The amendments also modify the bona fide hedging exemption for which certain swap dealers are currently eligible, which could limit the amount of speculative OTC transaction capacity each such swap dealer would have available for the Funds prior to the applicable compliance date.
The Dodd-Frank Act sets forth a legislative framework for OTC derivatives, including financial instruments, such as swaps, in which the Funds may invest. Title VII of the Dodd-Frank Act makes broad changes to the OTC derivatives market, grants significant authority to the SEC and the CFTC to regulate OTC derivatives and market participants, and requires clearing and exchange trading of many OTC derivatives transactions.

Provisions in the Dodd-Frank Act include capital and margin requirements and the mandatory use of clearinghouse mechanisms for many OTC derivative transactions. The CFTC, SEC and other federal regulators have adopted the rules and regulations enacting the provisions of the Dodd-Frank Act. However, swap dealers, major market participants and swap counterparties are experiencing, and will continue to experience, new and additional regulations, requirements, compliance burdens and associated costs. The Dodd-Frank Act and the rules promulgated thereunder may negatively impact a Fund’s ability to meet its investment objective either through limits or requirements imposed on it or upon its counterparties. In particular, new position limits imposed on a Fund or its counterparties may impact that Fund’s ability to invest in futures, options and swaps in a manner that efficiently meets its investment objective. In addition, and as described below, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. New requirements, even if not directly applicable to the Funds, including margin requirements, changes to the CFTC speculative position limits regime and mandatory clearing, may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors.
Additionally, the U.S. government and the EU have adopted mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by the Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.
Also, in the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that the Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under new special resolution regimes adopted in the United States, the EU and various other jurisdictions. Such regimes provide government authorities broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, in the EU, governmental authorities could reduce, eliminate, or convert to equity the liabilities to the Fund of a counterparty experiencing financial difficulties (sometimes referred to as a “bail in”).
Structured Products
For purposes of the “Structured Products” section, references to a “Fund” and the “Funds” include the Index Funds and Active Funds, excluding the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund, PIMCO Prime Limited Maturity Active Exchange-Traded Fund and PIMCO Ultra Short Government Active Exchange-Traded Fund.
Each Fund may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and other products, structured notes, indexed securities, equity-linked securities and equity-linked notes, which are potentially high-risk investments. A structured product generally is a privately-negotiated debt or equity investment the terms of which may combine the features of a traditional stock, bond, or commodity with the features of a derivative such as an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, and/or interest rate of a structured product is tied (positively or negatively) to the price of a commodity, currency, securities index, interest rate, or some other economic factor (each a “benchmark”). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark. An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level.
Such a structured product would represent a combination of the features of a bond and a purchased call option on oil. Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. A Fund may invest in structured products as a cash management tool in order to gain exposure to the relevant markets and/or to remain fully invested when more traditional securities are not available.
Structured products may not bear interest or pay dividends. The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the investor in a structured product. The assets underlying a structured product may decline in value or default and, under certain conditions, the return on a structured product could be zero. Thus, an investment in a structured product may entail significant market risks that are not associated with an investment in a traditional bond that has a fixed principal amount and pays a fixed rate or floating rate of interest or equity security. Structured products expose a Fund to the risks of the underlying asset or benchmark in addition to the credit risk of the issuer of the structured product and its counterparties or the issuers of its underlying investments. Investors in structured products may not have direct rights against the underlying counterparties or issuers. To the extent the security is tied to derivative instruments, a Fund’s investments in structured products are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that structured products generally will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Structured products also may be more volatile and more difficult to accurately price than less complex securities and instruments or more traditional debt securities. These risks may cause significant fluctuations in the net asset value of the Fund. To the extent a Fund invests in structured products issued by foreign issuers, it will be subject to the risks associated with the securities of foreign issuers and with securities denominated in foreign currencies. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Each Fund (except PIMCO Commodity Strategy Active Exchange-Traded Fund) will not invest more than 5% of its total assets in a combination of credit-linked securities or commodity-linked notes.
Credit-Linked Securities. Credit-linked securities generally are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. The credit-linked securities discussed herein do not include credit risk transfer securities and credit-linked notes (see “Mortgage-Related Securities and Asset-Backed Securities—Government Sponsored Enterprise Credit Risk Transfer Securities and GSE Credit-Linked Notes”). Like an investment in a bond, investments in credit-linked securities generally represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the issuer.
Commodity-Linked Notes and Products. Commodity-linked structured products provide exposure to the commodities markets. These are securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the CEA.
Structured Notes and Indexed Securities. Structured notes are debt instruments, the interest rate or principal of which is determined by an unrelated indicator (for example, a currency, security, commodity or index thereof). Indexed securities may include structured notes as well as structured securities other than debt securities, the interest rate or principal of which is determined by a benchmark. Indexed securities may include a multiplier that multiplies the benchmark by a specified factor and, therefore, the value of such securities may be volatile. The terms of structured notes and indexed securities may be “structured” by the purchaser and the issuer and may provide that in certain circumstances no principal is due at maturity, which may result in a loss of invested capital. Structured notes and indexed securities may be positively or negatively tied to the benchmark, so that appreciation of the benchmark may produce an increase or a decrease in the interest rate paid on the structured note or indexed security or the value of the structured note or indexed security at maturity may be calculated as a specified multiple of the change in the value of the benchmark. Therefore, the value of such notes and securities may be very volatile. To the extent a Fund invests in these notes and securities, however, PIMCO analyzes these notes and securities in its overall assessment of the effective duration of the Fund’s holdings in an effort to monitor the Fund’s interest rate risk. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds’ investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
Equity-Linked Securities and Equity-Linked Notes. A Fund may invest a portion of its assets in equity-linked securities. Equity-linked securities are privately issued securities that have a return component based on the performance of a benchmark that is a single stock, a basket of stocks, or a stock index. Equity-linked securities are often used for many of the same purposes as, and share many of the same risks with, certain derivative instruments. An equity-linked note is a note, typically issued by a company or financial institution, whose performance is tied to a benchmark that is a single stock, a basket of stocks, or a stock index. Generally, upon the maturity of the note, the holder receives a return of principal based on the capital appreciation of the benchmark. The terms of an equity-linked note may also provide for the periodic interest payments to holders at either a fixed or floating rate. Because the notes are equity-linked, they may return a lower amount at maturity due to a decline in value of the benchmark.
Bank Capital Securities
The Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are two common types of bank capital: Tier I and Tier II. Bank capital is generally, but not always, of investment grade quality. Tier I securities often take the form of common and non-cumulative preferred securities. Tier II securities are commonly thought of as hybrids of debt and preferred securities, are often perpetual (with no maturity date), callable and, under certain conditions, allow for the issuer bank to withhold payment of interest until a later date. Subject to certain regulatory requirements, both Tier I and Tier II securities may include trust preferred securities. As a general matter, trust preferred securities are being phased out as Tier I and Tier II capital of banking organizations unless they qualify for grandfather treatment.
Perpetual Bonds
The Funds may invest in perpetual bonds. Perpetual bonds are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.
Trust Preferred Securities
The Funds may invest in trust preferred securities. Trust preferred securities have the characteristics of both subordinated debt and preferred securities. Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company. The financial institution creates the trust and owns the trust’s common securities. The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution. The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt. The trust uses the funds received to make dividend payments to the holders of the trust preferred securities. The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.
Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer. Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value. Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution. The market value of trust preferred securities may be more volatile than those of conventional debt securities. Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale. There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings. In identifying the risks of the trust preferred securities, PIMCO will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities. If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.
As a result of trust preferred securities being phased out of Tier I and Tier II capital of banking organizations, a Fund’s ability to invest in trust preferred securities may be limited. This may impact a Fund’s ability to achieve its investment objective.
Exchange-Traded Notes
Exchange-traded notes (“ETNs”) are senior, unsecured, unsubordinated debt securities whose returns are linked to the performance of a particular market benchmark or strategy minus applicable fees. ETNs are traded on an exchange (e.g., the New York Stock Exchange (“NYSE”)) during normal trading hours. However, investors can also hold the ETN until maturity. At maturity, the issuer pays to the investor a cash amount equal to the principal amount, subject to the day’s market benchmark or strategy factor.
ETNs do not make periodic coupon payments or provide principal protection. ETNs are subject to credit risk and the value of the ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When a Fund invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.
ETNs are also subject to tax risk. No assurance can be given that the IRS will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes. The timing and character of income and gains derived by a Fund from investments in ETNs may be affected by future legislation.
An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.
The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.
Delayed Funding Loans and Revolving Credit Facilities
Certain Active Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).

Certain Active Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. For a further discussion of the risks involved in investing in loan participations and other forms of direct indebtedness see “Loans and Other Indebtedness, Loan Participations and Assignments.” Participation interests in revolving credit facilities will be subject to the limitations discussed in “Loans and Other Indebtedness, Loan Participations and Assignments.” Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust’s investment restriction relating to the lending of funds or assets by a Fund.
When-Issued, Delayed Delivery and Forward Commitment Transactions
Each of the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. These transactions may be known as TBA transactions.
When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. Because a Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the other party to a transaction fails to deliver the securities, a Fund could miss a favorable price or yield opportunity. If a Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.
When a Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery, or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed upon price on the settlement date.
A Fund may dispose of or renegotiate a transaction after it is entered into, and may purchase or sell when-issued, delayed delivery or forward commitment securities before the settlement date, which may result in a gain or loss. There is no percentage limitation on the extent to which the Funds may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis. Such transactions also can be subject to the risks discussed under “Derivative Instruments” above.
Short Sales
The PIMCO Active Bond Exchange-Traded Fund, PIMCO Commodity Strategy Active Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Preferred and Capital Securities Active Exchange-Trade Fund, PIMCO Senior Loan Active Exchange-Traded Fund and PIMCO Multisector Bond Active Exchange-Traded Fund may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of the Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.
When a Fund makes a short sale, it will often borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. In connection with short sales of securities, a Fund may pay a fee to borrow securities or maintain an arrangement with a broker to borrow securities, and is often obligated to pay over any accrued interest and dividends on such borrowed securities.
If the price of the security sold short increases between the time of the short sale and the time that a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. If a Fund engages in short sales as part of a hedging strategy, the successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
A Fund may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the values of two securities. Frequently, a risk arbitrage strategy involves the short sale of a security.
The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction. Such transactions also can be subject to the risks discussed under “Derivative Instruments” above.
144A Securities
In addition to a Fund’s investments in privately placed and unregistered securities, a Fund may also invest in securities sold pursuant to Rule 144A under the 1933 Act. Such securities are commonly known as “144A securities” and may only be resold under certain circumstances to other institutional buyers. 144A securities frequently trade in an active secondary market. As a result of the resale restrictions on 144A securities, there is a greater risk that they will become illiquid than securities registered with the SEC. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity.
Regulation S Securities
A Fund may invest in the securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the 1933 Act (“Regulation S Securities”). Offerings of Regulation S Securities may be conducted outside of the United States. Because Regulation S Securities are subject to legal or contractual restrictions on resale, Regulation S Securities may be considered illiquid. Please refer to “Illiquid Investments” below for further discussion of regulatory considerations and constraints relating to investment liquidity. Furthermore, because Regulation S Securities are generally less liquid than registered securities, a Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although Regulation S Securities may be resold in privately negotiated transactions, the price realized from these sales could be less than those originally paid by a Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.
Illiquid Investments
In accordance with Rule 22e-4 (the “Liquidity Rule”) under the 1940 Act, each Fund may invest up to 15% of its net assets in “illiquid investments” that are assets. For these purposes, “illiquid investments” are investments that cannot reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.
For each Fund, each portfolio investment must be classified at least monthly into one of four liquidity categories (highly liquid, moderately liquid, less liquid and illiquid), which are defined pursuant to the Liquidity Rule. Such classification is to be made using information obtained after reasonable inquiry and taking into account relevant market, trading and investment-specific considerations. Moreover, in making such classification determinations, a Fund determines whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund takes this determination into account when classifying the liquidity of that investment. The Funds may be assisted in classification determinations by one or more third-party service providers. Assets classified according to this process as “illiquid investments” are those subject to the 15% limit on illiquid investments.
Repurchase Agreements
Each Fund may enter into repurchase agreements, which involve an agreement to purchase a security and to sell that security back to the original seller. If the party agreeing to repurchase should default, the Fund may seek to sell the securities which it holds. This could involve procedural costs or delays in addition to a loss on the securities if their value should fall below their repurchase price. Please refer to “Illiquid Investments” above for further discussion of regulatory considerations and constraints relating to investment liquidity.
Loans of Portfolio Securities
For the purpose of achieving income, each Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided: (i) the loan is fully collateralized; (ii) the Fund may at any time call the loan and obtain the return of the securities loaned; (iii) the Fund will receive any interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 33 1∕3% of the total assets of the Fund (including the collateral received with respect to such loans). Each Fund’s performance will continue to reflect the receipt of either interest through investment of cash collateral by the Fund in permissible investments, or a fee, if the collateral is U.S. Government securities. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral should the borrower fail to return the securities loaned or become insolvent. The Funds may pay lending fees to the party arranging the loan. Cash collateral received by a Fund in securities lending transactions may be invested in short-term liquid fixed income instruments or in money market or short-term funds, or similar investment vehicles, including affiliated money market or short-term funds. As a shareholder of an investment company or other pooled vehicle, a Fund may indirectly bear investment advisory fees, supervisory and administrative fees, service fees and other fees which are in addition to the fees the Fund pays its service providers. To the extent such cash collateral is invested in an affiliated money market or short-term mutual fund, such fees generally will not be waived, and PIMCO expects to select such an investment without considering or canvassing the universe of available unaffiliated investment companies. A Fund bears the risk of such investments.
Investments in Business Development Companies (“BDCs”)
Certain of the Funds may invest in BDCs, which typically operate to invest in, or lend capital to, early stage-to-mature private companies as well as small public companies. BDCs are regulated under the 1940 Act and are generally taxed as regulated investment companies under the Internal Revenue Code. BDCs realize operating income when their investments are sold off or as income is received in connection with lending, and therefore maintain complex organizational, operational, tax and compliance requirements. For tax purposes, BDCs generally intend to qualify for taxation as regulated investment companies. To so qualify, BDCs must satisfy certain asset diversification and source of income tests and must generally distribute at least 90% of their taxable earnings as dividends. Under the 1940 Act, BDCs are also required to invest at least 70% of their total assets primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies in which a BDC may invest, and therefore there is a risk that investors may not be able to make a fully informed decision. In addition, investments made by BDCs are typically illiquid and may be difficult to value. A BDC may only incur indebtedness in amounts such that the BDC’s asset coverage, subject to certain conditions, equals at least 150% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital.
Environment, Social Responsibility and Governance Policies
The PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund will not, as a matter of non-fundamental operating policy, invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. The Fund may also invest in labeled green, sustainable, social and sustainability-linked bonds from issuers involved in fossil fuel-related sectors. Labeled bonds are those issues with proceeds specifically earmarked to be used for climate, environmental sustainability and/or social projects and, in the case of sustainability-linked bonds, bonds that include sustainability-linked covenants, as explained by the issuer through use of a framework and/or legal documentation. Labeled bonds are often verified by a third party, which certifies that the bond will or has been used to fund projects that include eligible benefits or, in the case of a sustainability-linked bond, that the bond includes sustainability-linked covenants. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be engaged principally in an activity if it derives more than 10% of its gross revenues from such activities

(“Socially-Restricted Issuers”). In analyzing whether an issuer meets any of the criteria described above, PIMCO may rely upon, among other things, information provided by an independent third party.
Evaluation of any particular issuer’s business practices with respect to the environment, social responsibility, and governance (“ESG practices”) will involve the exercise of qualitative and subjective judgment by PIMCO. There is no guarantee that the criteria utilized, or judgment exercised by PIMCO will reflect the beliefs or values of any one particular investor and the factors utilized by PIMCO may differ from the factors that any particular investor considers relevant in evaluating an issuer’s ESG practices. Information regarding responsible practices is obtained through voluntary or third-party reporting, which may not be accurate or complete, and PIMCO is dependent on such information to evaluate a company’s commitment to, or implementation of, responsible practices. PIMCO’s assessment of an issuer’s ESG practices at any given time will, however, be based upon its good faith interpretation of available information and its continuing and reasonable best efforts to obtain and evaluate the most current information available, and to utilize such information, as it becomes available, promptly and expeditiously in portfolio management for the Funds. Socially responsible norms differ by region, and in determining the efficacy of an issuer’s ESG practices, PIMCO will use its own proprietary assessments of ESG factors and will, when appropriate, reference standards as set forth by recognized global organizations such as the United Nations, among others, and augment its assessments based on engagements with issuers regarding their ESG practices that have the potential to enhance risk-adjusted returns. PIMCO’s activities in this respect may include, but are not limited to, direct dialogue with company management, such as through in-person meetings, phone calls, electronic communications, and letters. The PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund may invest in securities of issuers whose ESG practices are currently weaker relative to certain peers or industry benchmarks with the expectation that these practices may improve over time. It may also exclude those issuers that are not receptive to PIMCO’s engagement efforts, as determined in PIMCO’s sole discretion.
Because the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund adheres to the social investment policies described above, the Fund may be required to forego certain investment opportunities and their associated returns. In addition, there is no assurance that the socially responsible investing strategy and techniques employed will be successful. Past performance is not a guarantee or reliable indicator of future results.
Investment Companies
The Funds may invest in the securities of other investment companies (including money market funds) to the extent allowed by law. Under Section 12(d)(1)(A) of the 1940 Act, each Fund’s investment in other investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company; (ii) 5% of the Fund’s total assets with respect to any one investment company; and (iii) 10% of the Fund’s total assets with respect to investment companies in the aggregate. Notwithstanding the foregoing, a Fund’s investment in units or shares of investment companies and other open-ended collective investment vehicles will be limited to 10% of the Fund’s net assets. To the extent allowed by law or regulation, each Fund may invest its assets in securities of investment companies that are money market funds, including those advised by PIMCO or otherwise affiliated with PIMCO, in excess of the limits discussed above. Other investment companies in which a Fund invests can be expected to incur fees and expenses for operations, such as advisory fees and supervisory and administrative fees, that would be in addition to those fees and expenses incurred by the Fund.
As certain affiliated funds of funds may invest in a Fund beyond the limits discussed above, the Funds may not acquire securities of other registered open-end investment companies in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act, thus limiting the Fund’s investment flexibility. In addition, as discussed in more detail in the “Regulatory Matters” section below, certain regulatory changes adopted by the SEC may further limit the Funds’ investment flexibility.
Because certain affiliated funds of funds, including series of PIMCO Funds and PIMCO Variable Insurance Trust, as well as the Investing Funds, may invest a significant portion of their assets in the Funds, the affiliated funds of funds and the Investing Funds may be the predominant or sole shareholders of a particular Fund. In such circumstances investment decisions made with respect to the affiliated funds of funds and the Investing Funds could, under certain circumstances, negatively impact the Funds.
For instance, the affiliated funds of funds or the Investing Funds may purchase and redeem shares of a Fund as part of a reallocation or rebalancing strategy, which may result in the Fund having to sell securities or invest cash when it otherwise would not do so. Such transactions could increase a Fund’s transaction costs and accelerate the realization of taxable income if sales of securities resulted in gains. Investments in exchange-traded shares of a Fund by affiliated funds of funds, as well as the Investing Funds, can generally contribute positively to such exchange-traded shares' trading volume and market liquidity, which in turn may contribute to decreased bid-ask spreads. On the other hand, sales of exchange-traded shares of a Fund by the affiliated funds of funds, as well as the Investing Funds, can adversely impact such exchange-traded shares' trading volume and market liquidity, which may contribute to increased bid-ask spreads. Adverse impacts to a Fund, such as these examples, may be exacerbated when the Fund is invested in by another fund, such as the Investing Funds, that itself is invested in by other funds. Such structures could make asset flows, performance and other factors more volatile at the Fund level.
Investments in the Wholly-Owned Subsidiary
Investments in the Subsidiary are expected to provide the PIMCO Commodity Strategy Active Exchange-Traded Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code and IRS revenue rulings, as discussed below under “Taxation.” The Subsidiary is a company organized under the laws of the Cayman Islands, and is overseen by its own board of directors. The PIMCO Commodity Strategy Active Exchange-Traded Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.
It is expected that the Subsidiary will invest primarily in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options, backed by an actively managed and diversified portfolio of Fixed Income Instruments of varying maturities, and may also invest directly in commodities. Although the PIMCO Commodity Strategy Active Exchange-Traded Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. To the extent that PIMCO believes that these commodity-linked derivative instruments are better suited to provide exposure to the commodities market then commodity index-linked notes, the Fund’s investment in the Subsidiary will likely increase. The Subsidiary will also invest in inflation-indexed securities and other Fixed Income Instruments, which are intended to serve as margin or collateral for the Subsidiary’s derivatives position. To the extent that the PIMCO Commodity Strategy Active Exchange-Traded Fund invests in the Subsidiary, the Fund may be subject to the risks associated with those derivative instruments and other securities, which are discussed elsewhere in the applicable Prospectuses and this Statement of Additional Information.
While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the applicable Prospectuses and this Statement of Additional Information, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the PIMCO Commodity Strategy Active Exchange-Traded Fund and/or the Subsidiary to operate as described in the applicable Prospectuses and this Statement of Additional Information and could negatively affect the Fund and its shareholders.
In May 2014, the Board of Trustees granted PIMCO the authority to establish and terminate wholly-owned subsidiaries of the Funds to implement certain trading strategies, hold certain investments or for other reasons.
Quantitative Investing Risk
PIMCO employs and/or relies on algorithms, models or other systems in connection with many of its investment activities, including research, forecasting, selection, optimization, order routing, execution, and allocation processes (together, “Systems”). These Systems, which may be employed together and operate without human intervention, rely heavily on the use of proprietary and nonproprietary data, software, hardware, and intellectual property, including data, software and hardware that may be licensed or otherwise obtained from third parties. The use of such Systems has inherent limitations and risks. Although PIMCO seeks to develop and use Systems appropriately and effectively, there can be no assurance that it will successfully do so. The Systems are extremely complex and may involve the use of financial, economic, econometric and statistical theories, research and modeling and related translation into computer code. Errors may occur in the design, writing, testing, monitoring, and/or implementation of Systems, including in the manner in which Systems function together. The effectiveness of Systems may diminish over time, including as a result of market changes and changes in the behavior of market participants. The quality of the resulting analysis, investment selections, portfolio construction, asset allocations, proposed trades, risk management, allocations of investment opportunities and trading strategies depends on a number of factors including the accuracy and quality of data inputs into the Systems, including through automated and manual integration of completed transactions, the mathematical and analytical assumptions and underpinnings of the Systems’ coding, the accuracy in translating those analytics into program code or interpreting the output of a System by another System in order to facilitate a transaction, change in market conditions, the successful integration of the various Systems into the portfolio selection and trading process and whether actual market events correspond to one or more assumptions underlying the Systems. Accordingly, Systems are subject to errors and/or mistakes (“System Incidents”) that may adversely impact a Fund. For example, System Incidents may result in Systems performing in a manner other than as intended, including, but not limited to, failure to achieve desired performance or investment objectives, execution of unanticipated trades or failure or delays in executing intended trades, failure to properly allocate trades, failure to properly gather and organize available data, or failure to identify hedging or other risk management opportunities or targets, all of which may adversely impact Funds.
PIMCO relies on quantitative models, data, and trading algorithms supplied by third parties for certain Funds. Such models, data and algorithms are used to construct sets of transactions and investments, to implement investment decisions, and to provide risk management insights. When the third-party models, data or algorithms prove to be incorrect or incomplete, any decisions or investments made in reliance thereon expose applicable Funds to additional risks. For example, PIMCO does not have the same insight or access into the construction, coding or testing of the algorithms, and PIMCO and applicable Funds will be exposed to systems, cyber security and other risks associated with the third party models, data or algorithms. For these reasons, and subject to PIMCO satisfying its standard of care, PIMCO generally will not compensate applicable Funds for any losses associated with third-party models, data, or algorithms, and applicable Funds will bear all such losses. PIMCO, subject to satisfying its standard of care, generally does not expect to disclose certain such events to applicable Funds.
The Systems rely heavily on appropriate data inputs and it is impossible and impracticable to factor all relevant, available data into the Systems. PIMCO will use its discretion to determine what data to gather and what subset of data the Systems utilize. In addition, due to the automated nature of gathering data, the volume and depth of data available, the complexity and often manual nature of data cleaning, and the fact that the data may come from third-party sources, it is inevitable that not all desired and/or relevant data will be available to, or processed by, PIMCO at all times. Where incorrect or incomplete data is available, PIMCO may, and often will, continue to generate forecasts and make investment decisions based on the data available. Additionally, PIMCO may determine that certain available data, while potentially useful in generating forecasts and/or making investment decisions, is not cost effective to gather due to, among other factors, the technology costs or third-party vendor costs and, in such cases, PIMCO will not utilize such data. PIMCO has full discretion to select the data it utilizes, and may elect to use or may refrain from using any specific data or type of data in the Systems. The data used in the development of use of Systems may not be the most accurate data available or free of errors.
Further, if incorrect market or other data are entered into an otherwise properly functioning System, the System’s resulting output, including proposed trades or investment recommendations, may be inconsistent with the underlying investment strategy. Even if data is input correctly, prices anticipated by the data through the Systems may differ substantially from market prices, especially for financial instruments with complex characteristics, such as derivatives, in which certain Funds may invest. Most Systems require continual monitoring and enhancements, and there is no guarantee that such monitoring and enhancements will be successful or that Systems will operate as intended. The successful deployment of the investment strategy, the portfolio construction process and/or the trading process could be severely compromised by software or hardware malfunctions, viruses, glitches, connectivity loss, system crashes or various other System Incidents, including, in particular, where multiple Systems contribute to the process, in particular where there is no human intervention (e.g., where one System develops a potential recommended signal or possible trade and another System interprets or optimizes that recommended signal or possible trade to facilitate a trade order, another System routes and executes that trade order, and another System allocates the completed trade, and where this process runs again in reliance on the preceding automated transaction). System Incidents may be difficult to detect and PIMCO may not immediately or ever detect certain System Incidents, which may have an increasing impact on a Fund over time. PIMCO has adopted policies and procedures that it believes are reasonably designed to prevent, detect, escalate and remediate System Incidents. PIMCO will address System Incidents in accordance with this policy but there is no guarantee that measures taken to address a System Incident will be successful.
PIMCO has policies and procedures that address identification and correction of errors that may occur in connection with PIMCO’s management of the Funds and other client accounts (“Trade Errors”). PIMCO generally does not classify System Incidents to be Trade Errors and applicable Funds generally will bear all losses associated with System Incidents, subject to PIMCO satisfying its standard of care. Further, PIMCO generally does not expect to disclose System Incidents to the Funds.
Government Intervention Risk
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies and financial markets, economic relief packages and changes to interest rates. There can be no guarantee that any such measures taken in the past or in connection with future events (within the United States or other affected countries throughout the world) will be sufficient or have their intended effect. In addition, an unexpected or quick reversal of such measures could cause market downturns, disruptions, volatility and inflation, which could adversely affect a Fund’s investments.
In addition, federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Also, while such legislation or regulations are intended to strengthen markets, systems, and public finances, they could affect fund expenses and the value of fund investments in unpredictable ways.
The current direction of governments and regulators may have the effect of reducing market liquidity, market resiliency and money supply, whether through higher rates or tighter financial regulations that may prevent mutual funds from participating in certain markets. During periods when interest rates are low (or negative), a Fund’s yield (or total return) may also be low and fall below zero. Very low or negative interest rates may heighten interest rate risk. A Fund may be subject to heightened levels of interest rate risk because the U.S. Federal Reserve (the “Federal Reserve”) has raised interest rates from historically low levels and has signaled an intention to continue to do so. To the extent the Federal Reserve continues to raise interest rates, there is a risk that rates across the financial system may rise. Changing interest rates may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates and/or volatility.
Governments or their agencies may also acquire distressed assets from financial or other institutions and acquire ownership interests in those institutions. Such a program may have positive or negative effects on the liquidity, valuation and performance of the portfolio holdings. Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds. The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available. PIMCO will monitor developments and seek to manage the Funds in a manner consistent with achieving each Fund’s investment objective, but there can be no assurance that it will be successful in doing so.
The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In the event of such a disturbance, issuers of securities held by a Fund may experience significant declines in the value of their assets and even cease operations, or may receive government assistance accompanied by increased restrictions on their business operations or other government intervention. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.
In July 2023, the SEC adopted amendments to Rule 2a-7 and other rules that govern money market funds under the 1940 Act. Among other things, the amendments: (1) remove the redemption gate framework from Rule 2a-7, which currently enables a fund to temporarily restrict redemptions from the fund; (2) modify the current liquidity fee framework under Rule 2a-7 to require institutional” prime and “institutional” tax-exempt money market funds to impose a mandatory liquidity fee when the fund experiences net redemptions that exceed 5% of net assets, while also allowing any non-“government” money market fund to impose a discretionary liquidity fee if the board (or its delegate) determines a fee is in the best interest of the fund (irrespective of liquidity or redemption levels); (3) increase the required minimum levels of daily and weekly liquid assets for all money market funds; and (4) permit “retail” and

“government” money market funds to use a reverse distribution mechanism, or reduce the number of shares outstanding, if negative interest rates occur in the future to maintain a stable $1.00 price per share.
Temporary Investment
If PIMCO believes that economic or market conditions are unfavorable to investors, PIMCO may temporarily invest up to 100% of an Active Fund’s assets in certain defensive strategies for temporary or indefinite periods. These defensive strategies include holding a substantial portion of the Active Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. Government or other relevant governments, its agencies or instrumentalities. As discussed in this Statement of Additional Information, each Fund may also invest in affiliated money market and/or short-term bond funds for cash management purposes.
Increasing Government and Other Public Debt
Government and other public debt, including municipal securities, can be adversely affected by large and sudden changes in local and global economic conditions that result in increased debt levels. For example, the total public debt of the United States and other countries around the globe as a percentage of gross domestic product has grown rapidly since the beginning of the 2008-2009 financial downturn and has accelerated in connection with the U.S. Government’s response to the COVID-19 pandemic. Governmental agencies project that the United States will continue to maintain high debt levels for the foreseeable future. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented.
A high debt level may increase market pressures to meet government funding needs, which can increase debt costs and cause a government or public or municipal entity to issue additional debt, thereby increasing refinancing risk. A high debt level also raises concerns that the issuer may be unable or unwilling to make principal or interest payments when they are due, which may adversely impact the value of certain instruments held by a Fund. Unsustainable debt levels can cause declines in the valuation of currencies, and can prevent a government from implementing effective counter-cyclical fiscal policy in economic downturns or can generate or contribute to an economic downturn. In addition, the high and rising level of U.S. national debt may adversely impact the U.S. economy and securities in which a Fund may invest. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could: increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
The U.S. sovereign credit rating has experienced downgrades and there can be no guarantee that it will not experience further downgrades in the future by rating agencies. The rating market, prices and yields of securities supported by the full faith and credit of the U.S. Government may be adversely affected by a rating agency’s decision to downgrade the U.S. sovereign credit rating. The foregoing risks could adversely affect the value of the Funds’ investments.
Inflation and Deflation
The Funds are subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income of a Fund will be worth less in the future as inflation decreases the present value of money. A Fund’s dividend rates or borrowing costs, where applicable, may also increase during periods of inflation. This may further reduce Fund performance. The rate of inflation in many countries worldwide has increased in recent years due to supply chain disruptions, fiscal or monetary stimulus, energy price increases, wage inflation and the Russian invasion of Ukraine, among other factors. The Federal Reserve has begun to raise the federal funds rate and has signaled the possibility of further increases. There is no guarantee that actions taken by the Federal Reserve and other governmental bodies to reduce inflation will be effective. Deflation risk is the risk that prices throughout the economy decline over time creating an economic recession, which could make issuer default more likely and may result in a decline in the value of a Fund’s assets. Generally, securities issued in emerging markets are subject to a greater risk of inflationary or deflationary forces, and more developed markets are better able to use monetary policy to normalize markets.

Regulatory Matters
Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. Many of the changes required by the Dodd-Frank Act could materially impact the profitability of the Funds and the value of assets they hold, expose the Funds to additional costs, require changes to investment practices, and adversely affect the Funds’ ability to pay dividends. For example, the Volcker Rule’s restrictions on proprietary trading have negatively impacted fixed income market making capacity, which resulted in reduced liquidity in certain fixed income markets. Other regulations, such as the Risk Retention Rules, have increased costs for certain securitization transactions. Additional legislative or regulatory actions to address perceived liquidity or other issues in fixed income markets generally, or in particular markets such as the municipal securities market, may alter or impair the Funds’ ability to pursue their investment objectives or utilize certain investment strategies and techniques. While there continues to be uncertainty about the full impact of these and other regulatory changes, it is the case that the Funds will be subject to a more complex regulatory framework, and may incur additional costs to comply with new requirements as well as to monitor for compliance in the future.
Actions by governmental entities may also impact certain instruments in which a Fund invests. For example, certain instruments in which a Fund may invest have relied on or will continue to rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR was traditionally an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. On March 5, 2021, the Financial Conduct Authority (“FCA”), the United Kingdom’s financial regulatory body and regulator of LIBOR, publicly announced that all U.S. Dollar LIBOR settings will either cease to be provided by any administrator or will no longer be representative (i) immediately after December 31, 2021 for one-week and two-month U.S. Dollar LIBOR settings and (ii) immediately after June 30, 2023 for the remaining U.S. Dollar LIBOR settings. As of January 1, 2022, as a result of supervisory guidance from U.S. regulators, U.S. regulated entities have generally ceased entering into new LIBOR contracts with limited exceptions. Publication of all Japanese yen and the one- and six-month sterling LIBOR settings have ceased, and while publication of the three-month Sterling LIBOR setting will continue through at least the end of March 2024 on the basis of a changed methodology (known as “synthetic LIBOR”), this rate has been designated by the FCA as unrepresentative of the underlying market that it seeks to measure and is solely available for use in legacy transactions. Certain bank-sponsored committees in other jurisdictions, including Europe, the United Kingdom, Japan and Switzerland, have selected alternative reference rates denominated in other currencies. Although the transition process away from LIBOR for many instruments has been completed, some LIBOR use is continuing and there are potential effects related to the transition away from LIBOR or continued use of LIBOR on a Fund, or on certain instruments in which a Fund invests, which can be difficult to ascertain, and may vary depending on factors that include, but are not limited to: (i) existing fallback or termination provisions in individual contracts and (ii) whether, how, and when industry participants adopt new reference rates for affected instruments. So-called “tough legacy” contracts have LIBOR interest rate provisions with no fallback provisions contemplating a permanent discontinuation of LIBOR, inadequate fallback provisions or fallback provisions which may not effectively result in a transition away from LIBOR prior to LIBOR’s planned replacement date. On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System based on the Secured Overnight Financing Rate (“SOFR”) for tough legacy contracts. On February 27, 2023, the Federal Reserve System’s rule in connection with this law became effective, establishing benchmark replacements based on SOFR and Term SOFR (a forward-looking measurement of market expectations of SOFR implied from certain derivatives markets) for applicable tough legacy contracts governed by U.S. law. In addition, the FCA has announced that it will require the publication of synthetic LIBOR for the one-month, three-month and six-month U.S. Dollar LIBOR settings after June 30, 2023 through at least September 30, 2024. Certain of a Fund’s investments may involve individual tough legacy contracts which may be subject to the Adjustable Interest Rate (LIBOR) Act or synthetic LIBOR and no assurances can be given that these measures will have had the intended effects. Moreover, certain aspects of the transition from LIBOR have relied on or will continue to rely on the actions of third-party market participants, such as clearing houses, trustees, administrative agents, asset servicers and certain service providers; PIMCO cannot guarantee the performance of such market participants and any failure on the part of such market participants to manage their part of the LIBOR transition could impact the Funds. The transition of investments from LIBOR to a replacement rate as a result of amendment, application of existing fallbacks, statutory requirements or otherwise may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. In addition, an instrument’s transition to a replacement rate could result in variations in the reported yields of a Fund that holds such instrument. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.
Additionally, alteration of the terms of a debt instrument or a modification of the terms of other types of contracts to replace LIBOR or another interbank offered rate (“IBOR”) with a new reference rate could result in a taxable exchange and the realization of income and gain/loss for U.S. federal income tax purposes. The IRS has issued final regulations regarding the tax consequences of the transition from IBOR to a new reference rate in debt instruments and non-debt contracts. Under the final regulations, alteration or modification of the terms of a debt instrument to replace an operative rate that uses a discontinued IBOR with a qualified rate (as defined in the final regulations) including true up payments equalizing the fair market value of contracts before and after such IBOR transition, to add a qualified rate as a fallback rate to a contract whose operative rate uses a discontinued IBOR or to replace a fallback rate that uses a discontinued IBOR with a qualified rate would not be taxable. These federal income tax consequences would apply only to the shareholders of a Fund (the insurance companies offering the variable products and other variable insurance funds), but there would not be federal income tax consequences to the owners of the Variable Contracts. The IRS may provide additional guidance, with potential retroactive effect.
In October 2020, the SEC adopted a final rule related to the use of derivatives, reverse repurchase agreements and certain other transactions by registered investment companies. A Fund’s trading of derivatives and other transactions that create future payment or delivery obligations is subject to value-at-risk (“VaR”) leverage limits and derivatives risk management program and reporting requirements. Generally, these requirements apply unless a Fund satisfies a “limited derivatives users” exception that is included in the final rule. Under the rule, when a Fund trades reverse repurchase agreements or similar financing transactions, including certain tender option bonds, it needs to aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions. Reverse repurchase agreements or similar financing transactions aggregated with other indebtedness do not need to be included in the calculation of whether a Fund satisfies the limited derivatives users exception, but for funds subject to the VaR testing requirement, reverse repurchase agreements and similar financing transactions must be included for purposes of such testing whether treated as derivatives transactions or not. The SEC also provided guidance in connection with the rule regarding the use of securities lending collateral that may limit a Fund’s securities lending activities. In addition, under the rule, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a senior security (as defined under Section 18(g) of the 1940 Act), provided that, (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date (the “Delayed-Settlement Securities Provision”). A Fund may otherwise engage in when-issued, forward-settling and non-standard settlement cycle securities transactions that do not meet the conditions of the Delayed-Settlement Securities Provision so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with the rule. Furthermore, under the rule, the Fund is permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the asset coverage requirements under the 1940 Act, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. These requirements may limit the ability of a Fund to use derivatives, reverse repurchase agreements and similar financing transactions, when-issued, delayed delivery and forward commitment transactions, and unfunded commitment agreements as part of its investment strategies. These requirements may increase the cost of a Fund’s investments and cost of doing business, which could adversely affect investors. PIMCO cannot predict the effects of these requirements on the Funds. PIMCO intends to monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment objectives, but there can be no assurance that it will be successful in doing so.
In October 2020, the SEC adopted certain regulatory changes and took other actions related to the ability of registered investment companies to invest in other registered investment companies. These changes, which are now in effect, include, among other things, the adoption of Rule 12d1-4 under the 1940 Act (the “Fund of Funds Rule”), the rescission of Rule 12d1-2 under the 1940 Act, and the withdrawal of certain related exemptive relief and no-action assurances. Such changes could adversely impact the investment strategies and operations of the PIMCO Funds of Funds, the Investing Funds and Underlying PIMCO Funds, as well as Funds serving as underlying funds of Affiliated Funds of Funds or third-party funds of funds.

In May 2022, the SEC proposed amendments to a current rule governing fund naming conventions. In general, the current rule requires funds with certain types of names to adopt a policy to invest at least 80% of their assets in the type of investment suggested by the name. The proposed amendments would expand the scope of the current rule in a number of ways that would result in an expansion of the types of fund names that would require the fund to adopt an 80% investment policy under the rule. Additionally, the proposed amendments would modify the circumstances under which a fund may deviate from its 80% investment policy and address the use and valuation of derivatives instruments for purposes of the rule. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.
In May 2022, the SEC proposed a framework that would require certain registered funds (such as the Funds) to disclose their environmental, social, and governance (“ESG”) investing practices. Among other things, the proposed requirements would mandate that funds meeting three pre-defined classifications (i.e., integrated, ESG focused and/or impact funds) provide prospectus and shareholder report disclosure related to the ESG factors, criteria and processes used in managing the fund. The proposal’s impact on the Funds will not be known unless and until any final rulemaking is adopted.
In October 2022, the SEC adopted changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which will change the disclosures provided to shareholders.
In November 2022, the SEC proposed rule amendments which, among other things, would require funds to adopt swing pricing in order to mitigate dilution of shareholders’ interests in a fund by requiring the adjustment of fund net asset value per share to pass on costs stemming from shareholder purchase or redemption activity. In addition the proposed rule would amend the liquidity rule framework. The proposal’s impact on the Fund will not be known unless and until any final rulemaking is adopted.
In addition, regulatory actions or actions taken by law enforcement entities in the United States or outside of the United States may also adversely affect the fund’s portfolio investments. For example, assets that become subject to sanctions or that are involved in illegal activities such as money laundering or kleptocracy, may be seized, subject to forfeiture, frozen or otherwise become unmarketable, will lose value or become worthless and consequently adversely affect the Fund’s value. Actions such as geographical targeting orders for, or new rulemaking related to, real estate investments issued by FinCEN may also lengthen the settlement process, make a real estate asset less liquid and harder to sell, and/or increase costs associated with these portfolio investments.
Commodity Pool Operators and Commodity Trading Advisors. PIMCO is registered with the CFTC as a commodity pool operator (“CPO”). However, PIMCO, with respect to certain Funds, has filed a notice of eligibility with the National Futures Association to claim an exclusion from the definition of the term CPO under the Commodity Exchange Act, as amended (“CEA”), and, therefore, PIMCO is not subject to registration or regulation as a CPO under the CEA and the rules thereunder. To remain eligible for the exclusion, each of the Funds will have to adhere to the CFTC’s regulations that subject registered investment companies and their investment advisers to regulation by the CFTC if the registered investment company invests more than a prescribed level of its liquidation value in futures, options on futures, most swaps, or other financial instruments regulated under the CEA, and the rules thereunder (“commodity interests”), or if the Fund markets itself as providing investment exposure to such instruments. These limitations may restrict a Fund’s ability to pursue its investment strategy, increase the costs of implementing its strategy, increase expenses of the Fund, and/or adversely affect the Fund’s total return. In the event that a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, PIMCO may be required to register as a CPO and/or “commodity trading advisor” with the CFTC with respect to that Fund. In this case, such Fund’s expenses may increase, adversely affecting that Fund’s total return. Additionally, under CFTC rules, certain mandated disclosure, reporting and recordkeeping obligations will apply to the Adviser with respect to the Funds.
To the extent any Funds are, or become, ineligible to claim an exclusion from CFTC regulation, these Funds may consider steps in order to continue to qualify for exemption from CFTC regulation, or may determine to operate subject to CFTC regulation. The table below identifies which Funds and Subsidiaries are subject to CFTC regulation as of August 31, 2023, unless otherwise noted:
Fund and Subsidiary Subject to CFTC Regulation

PIMCO Commodity Strategy Active Exchange-Traded Fund and its Subsidiary
CSDR Related Risk
The European Union has adopted a settlement discipline regime under Regulation (EU) No 909/2014 and the Settlement Discipline Regulatory Technical Standard (RTS) as they may be modified from time to time (“CSDR” and the settlement discipline regime the “CSDR SDR”). It aims to reduce the number of settlement fails that occur in EEA central securities depositories (“CSDs”) and address settlement fails where they occur. The key elements of the regime are: (i) mandatory buy-ins (so called “MBI”) – if a settlement fail continues for a specified period of time after the intended settlement date, a buy-in process must be initiated to effect the settlement; (ii) cash penalties - EEA CSDs are required to impose cash penalties on participants that cause settlement fails and distribute these to receiving participants; and (iii) allocations and confirmations – EEA investment firms are required to take measures to prevent settlement fails, including putting in place arrangements with their professional clients to communicate securities allocations and transaction confirmations.
The CSDR SDR will impact all firms no matter where they are in the world that trade in relevant securities and instruments that will ultimately settle at an EU domiciled CSD.
Originally the CSDR SDR was due to take effect in its entirety on February 1, 2022. Whilst certain requirements of the CSDR SDR did take effect on that date, principally the application of cash penalties and settlement fails reporting requirements, the MBI was delayed and will not apply until November 2, 2025.
In March 2022, the European Commission published a legislative proposal to amend CSDR, including proposals to amend the MBI regime. The most significant proposal for MBI is the introduction of a “two-step” approach pursuant to which MBIs would apply if the cash penalties regime alone does not improve settlement fails in the EU.
The proposals to amend CSDR continue to progress through the European legislative process. The form the MBI will take when it does take effect remains unknown.
The implementation of the CSDR SDR settlement discipline regime for Funds that enter into in-scope transactions may result in increased operational and compliance costs being borne directly or indirectly by the Funds. CSDR may also affect liquidity and increase trading costs associated with relevant securities. If in-scope transactions are subject to additional expenses and penalties as a consequence of the CSDR SDR settlement discipline regime, such expenses and penalties may be charged to the relevant Fund.
Liquidation of the Funds
The Board of Trustees of the Trust may determine to close and/or liquidate a Fund at any time. In the event of the liquidation of a Fund, shareholders may receive a liquidating distribution in cash or in-kind equal to their proportionate interest in the Fund or substitution of their investment in the Fund for investment in a comparable investment company. The value of an investment in a Fund, and any subsequent distribution in the event of a termination, will be subject to market conditions at that time. A shareholder of a liquidating Fund will not be entitled to any refund or reimbursement of expenses borne, directly or indirectly, by the shareholder (such as shareholder account fees (if any), or Fund operating expenses), and a shareholder may receive an amount in liquidation less than the shareholder’s original investment.
It is the intention of any Fund expecting to close or liquidate to retain its qualification as a regulated investment company under the Internal Revenue Code during the liquidation period and, therefore, not to be taxed on any of its net capital gains realized from the sale of its assets or ordinary income earned that it timely distributes to shareholders. In the unlikely event that a Fund should lose its status as a regulated investment company during the liquidation process, the Fund would be subject to taxes which would reduce any or all of the types of liquidating distributions.
Participation in Litigation or Arbitration Proceedings
PIMCO, in its judgment and discretion and based on the considerations deemed by PIMCO to be relevant, may believe that it is in the best interests of a Fund to initiate or settle a claim or join a class of plaintiffs pursuing a claim as lead plaintiff (or opt out of a class and pursue a claim directly). Similarly, PIMCO may determine not to take or not to recommend any such action. To the extent that a Fund has liquidated, PIMCO will generally not take or recommend any such action. Subject to procedures approved by the Board of Trustees, PIMCO may, on behalf of a Fund, directly initiate or participate in litigation or an arbitration proceeding as a named plaintiff or claimant. Pursuant to such procedures, PIMCO may, without limitation, (i) engage legal counsel for a Fund and/or cause a Fund to pay fair and reasonable legal fees and expenses incurred in connection with investigating the validity of a potential claim (or performing other due diligence relating to a potential claim) or taking any actions considered by PIMCO to be necessary or appropriate (a) to protect or preserve a Fund’s rights or interests in connection with (1) defending a claim made against a Fund and (2) initiating or otherwise engaging in preliminary measures intended to facilitate possible future litigation or arbitration or otherwise support a judicial decision favorable to the Fund and (b) to preserve the Fund’s ability to bring a claim and to prevent the expiration of an applicable statute of limitations; and (ii) on behalf of a Fund that is not acting or seeking to act as a named plaintiff or claimant, (a) give direction to a third party (such as trustees or service providers), (b) cause the Fund to advance fair and reasonable legal fees and expenses to such third party, and/or (c) indemnify, on behalf of the Fund, such third party for its fair and reasonable fees and expenses, in each such case in connection with litigation or a claim concerning the Fund’s investment and pursuant to the terms of the investment (including, without limitation, as a result of the Fund’s holding of a certificate issued by a trust where the trustee or other service provider to the trust is commencing litigation or pursuing a claim on behalf of the trust). PIMCO may also vote for or authorize a settlement relating to litigation or a claim described in subparagraph (ii) above. Pursuant to the Board approved procedures, a Fund may directly bear a portion or all of the fees associated with the actions described above.
Fund Operations
Operational Risk.  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While the Funds seek to minimize such events through controls and oversight, there may still be failures that could cause losses to a Fund.
Market Disruptions Risk.  The Funds are subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which the Funds' service providers, including PIMCO as the Funds' investment adviser, rely, and could otherwise disrupt the Funds' service providers’ ability to fulfill their obligations to the Funds.
A widespread health crisis, such as a global pandemic, could cause substantial market volatility, exchange trading suspensions or restrictions and closures of securities exchanges and businesses. Such a health care crisis could impact the ability to complete redemptions, and adversely impact investments held by a Fund. For example, the outbreak of COVID-19, a respiratory disease caused by a novel coronavirus, caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds. The transmission of COVID-19 and efforts to contain its spread have resulted in travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general economic concern and uncertainty. These disruptions led to instability in the market place, including equity and debt market losses and overall volatility, and the jobs market. The impact of COVID-19, and other infectious illness outbreaks, epidemics or pandemics that may arise in the future, could adversely affect the economies of many nations or the entire global economy, the financial well-being and performance of individual issuers, borrowers and sectors and the health of the markets generally in potentially significant and unforeseen ways. In addition, the impact of infectious illnesses, such as COVID-19, in emerging market countries may be greater due to generally less established healthcare systems. Public health crises may exacerbate other pre-existing political, social and economic risks in certain countries or globally.
The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Funds. In certain cases, an exchange or market may close or issue trading halts on specific securities or even the entire market, which may result in the Funds being, among other things, unable to buy or sell certain securities or financial instruments or to accurately price their investments. These and other developments may adversely affect the liquidity of the Funds' holdings (see “Liquidity Risk” in the applicable Prospectuses for further details).
Cyber Security Risk.  As the use of technology, including cloud-based technology, has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events from outside threat actors or internal resources that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding) and may come from multiple sources, including outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users) or cyber extortion, including exfiltration of data held for ransom and/or “ransomware” attacks that renders systems inoperable until ransom is paid, or insider actions (e.g., intentionally or unintentionally harmful acts of PIMCO personnel). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, vendors, suppliers, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches or extortion of company data. PIMCO's use of cloud-based service providers could heighten or change these risks.
Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. For example, cyber security failures or breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; third party claims in litigation; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.
Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. Such entities have experienced cyber attacks and other attempts to gain unauthorized access to systems from time to time, and there is no guarantee that efforts to prevent or mitigate the effects of such attacks or other attempts to gain unauthorized access will be successful. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders may suffer losses as a result of a cyber security breach related to the Funds, their service providers, trading counterparties or the issuers in which a Fund invests.
INVESTMENT RESTRICTIONS
Fundamental Investment Restrictions
The investment restrictions set forth below are fundamental policies of each Fund and may not be changed with respect to a Fund without shareholder approval by vote of a majority of the outstanding shares of that Fund.
(1)
A Fund (except the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund) may not concentrate its investments in a particular industry, as that term is used in the 1940 Act, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction from time to time, except that an Index Fund will concentrate to approximately the same extent that its Underlying Index concentrates in the securities of such particular industry or group of industries. The PIMCO Preferred and Capital Securities Active

Exchange-Traded Fund may not concentrate its investments in a particular industry, except that it will concentrate its investments in a group of industries related to banks.
(2)
A Fund may not, with respect to 75% of the Fund’s total assets, purchase the securities of any issuer, except securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, if, as a result (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer (this investment restriction is not applicable to the PIMCO Commodity Strategy Active Exchange-Traded Fund). For the purpose of this restriction, each state and each separate political subdivision, agency, authority or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issuers of Municipal Bonds.
(3)
A Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein.
(4)
A Fund may not purchase or sell commodities or commodities contracts or oil, gas or mineral programs (this investment restriction is not applicable to the PIMCO Commodity Strategy Active Exchange-Traded Fund, which may purchase and sell commodities, commodities contracts and oil, gas and mineral programs). This restriction shall not prohibit a Fund, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options on futures contracts, foreign currency forward contracts, foreign currency options, hybrid instruments, or any interest rate or securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws.
(5)
A Fund may borrow money or issue any senior security, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(6)
A Fund may make loans, only as permitted under the 1940 Act, as amended, and as interpreted, modified, or otherwise permitted by regulatory authority having jurisdiction, from time to time.
(7)
A Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.
(8)
Notwithstanding any other fundamental investment policy or limitation, it is a fundamental policy of each Fund that it may pursue its investment objective by investing in one or more underlying investment companies or vehicles that have substantially similar investment objectives, policies and limitations as the Fund.
(9)
The PIMCO Intermediate Municipal Bond Active Exchange-Traded, PIMCO Municipal Income Opportunities Active Exchange-Traded and PIMCO Short Term Municipal Bond Active Exchange-Traded Funds will invest, under normal circumstances, at least 80% of their assets in investments the income of which is exempt from federal income tax.
The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments and to permit the PIMCO Commodity Strategy Active Exchange-Traded Fund to make direct investments in commodities.
Non-Fundamental Investment Restrictions
Each Fund’s investment objective, as set forth in the Prospectuses under the heading “Investment Objective,” is non-fundamental and may be changed by the Trust’s Board of Trustees without shareholder approval. Each Fund is also subject to the following non-fundamental restrictions and policies (which may be changed by the Trust’s Board of Trustees without shareholder approval) relating to the investment of its assets and activities.
(A)
A Fund may not invest more than 15% of its net assets in illiquid investments that are assets, as determined pursuant to Rule 22e-4 under the 1940 Act and the Fund’s procedures adopted thereunder.
(B)
A Fund may not purchase securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities, but it may make margin deposits in connection with covered transactions in options, futures, options on futures and short positions. For purposes of this restriction, the posting of margin deposits or other forms of collateral in connection with swap agreements is not considered purchasing securities on margin.
(C)
A Fund may not maintain a short position, or purchase, write or sell puts, calls, straddles, spreads or combinations thereof, except on such conditions as may be set forth in the Prospectuses and in this Statement of Additional Information.
(D)
In addition, the Trust has adopted the following non-fundamental investment policies that may be changed provided shareholders are given advance notice:
(1)
Each Index Fund will invest, under normal circumstances, at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities of that Fund’s Underlying Index.
(2)
The PIMCO Ultra Short Government Active Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in U.S. government securities.
(3)
The PIMCO Active Bond Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.
(4)
The PIMCO Senior Loan Active Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in senior loans.
(5)
The PIMCO Preferred and Capital Securities Active Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in a combination of preferred securities and “Capital Securities”, which include (1) securities issued by financial institutions that can be used to satisfy the financial institution’s regulatory capital requirements and (2) securities, including hybrid securities, that would be subordinated (i.e., fall lower in the capital structure) to at least one type of debt.
(6)
The PIMCO Multisector Bond Active Exchange-Traded Fund will invest, under normal circumstances, at least 80% of its assets in Fixed Income Instrument investments.
For purposes of Non-Fundamental Investment Restriction (D)(2)-(6), the term “assets,” as defined in Rule 35d-1 under the 1940 Act, means net assets plus the amount of any borrowings for investment purposes. In addition, for purposes of Non-Fundamental Investment Restriction (D)(2)-(6), investments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Further, for purposes of Non-Fundamental Investment Restriction (D)(2)-(6), a Fund may “look through” a repurchase agreement to the collateral underlying the agreement (typically, government securities), and apply the repurchase agreement toward the 80% investment requirement based on the type of securities comprising its collateral. For purposes of Non-Fundamental Investment Restriction (D)(2)-(6), the term “convertible investments” includes synthetic convertible securities created by PIMCO and those created by other parties such as investment banks. In addition to Non-Fundamental Investment Restriction (D)(1), each Index Fund may invest the remainder of its assets in instruments that are not component securities of that Fund’s Underlying Index, but which PIMCO believes will help the Fund meet its investment objective.
In addition, for purposes of a Fund’s investment policy adopted pursuant to Rule 35d-1 under the 1940 Act, the Fund will count derivative instruments at market value.
For purposes of other investment policies and restrictions, the Funds may value derivative instruments at market value, notional value or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), or any combination of the foregoing (e.g., notional value for purposes of calculating the numerator and market value for purposes of calculating the denominator for compliance with a particular policy or restriction). For example, a Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or less than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.
Currency Hedging. The Trust has adopted a non-fundamental policy pursuant to which each Fund that may invest in securities denominated in foreign currencies, except for the PIMCO Active Bond Exchange-Traded Fund and PIMCO Commodity Strategy Active Exchange-Traded Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 10% of its total assets. The PIMCO Enhanced Low Duration Active Exchange-Traded Fund will normally limit its foreign currency exposure (such as from non-U.S. dollar-denominated currencies) to 5% of its total assets. The PIMCO Senior Loan Active Exchange-Traded Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. The PIMCO Multisector Bond Active Exchange-Traded Fund may obtain foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) without limitation.

There can be no assurance that currency hedging techniques will be successful. All percentage limitations described in this paragraph are considered Elective Investment Restrictions (as defined below) for purposes of a Fund’s acquisition through a Voluntary Action (as defined below).
Under the 1940 Act, a “senior security” does not include any promissory note or evidence of indebtedness where such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. To the extent that borrowings for temporary purposes exceed 5% of the total assets of a Fund, such excess shall be subject to the 300% asset coverage requirement.
As noted above, a Fund may enter into certain transactions that can be viewed as constituting a form of borrowing or financing transaction by the Fund subject to compliance with applicable 1940 Act and regulatory requirements.
Pursuant to policies adopted by the Funds’ Board of Trustees, purchased OTC options and the assets used as cover for OTC options written by a Fund may be treated as liquid. Please refer to “Illiquid Investments” above for further discussion of regulatory considerations and constraints relating to investment liquidity. It is noted that, while regulatory guidance indicates that assets used for cover may be considered “encumbered,” the liquidity classification of assets used for cover is not affected by their status as being used for cover.
The Funds interpret their policy with respect to concentration in a particular industry under Fundamental Investment Restriction 1, above, to apply to direct investments in the securities of issuers in a particular industry, and to any other investments, such as certain derivatives, that may properly be assigned to a particular industry, as defined by the Trust. For purposes of this restriction, a foreign government is considered to be an industry. Currency positions are not considered to be an investment in a foreign government for industry concentration purposes. Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities are not subject to the Funds’ industry concentration restrictions, by virtue of the exclusion from that test available to all U.S. Government securities. Similarly, Municipal Bonds issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies and authorities are not subject to the Funds’ industry concentration restrictions.
Each Index Fund or Active Fund (excluding the PIMCO Prime Limited Maturity Active Exchange-Traded Fund and PIMCO Ultra Short Government Active Exchange-Traded Fund) may invest in certain derivative instruments which, while representing a relatively small amount of the Fund’s net assets, provide a greater amount of economic exposure to a particular industry. To the extent that an Index Fund or Active Fund (excluding the PIMCO Prime Limited Maturity Active Exchange-Traded Fund and PIMCO Ultra Short Government Active Exchange-Traded Fund) obtains economic exposure to a particular industry in this manner, it may be subject to similar risks of concentration in that industry as if it had invested in the securities of issuers in that industry directly.
For purposes of applying the Funds’ policy with respect to diversification under Fundamental Investment Restriction 2, above, traditional bond insurance on a security will not be treated as a separate security, and the insurer will not be treated as a separate issuer of the security. Therefore, the Funds’ policy with respect to diversification does not limit the percentage of a Fund’s assets that may be invested in securities insured by a single bond insurer.
Under the Funds’ policy under Fundamental Investment Restriction 3, above, where a Fund purchases a loan or other security secured by real estate or interests therein, in the event of a subsequent default, foreclosure, or similar event, the Fund may take possession of and hold the underlying real estate in accordance with its rights under the initial security and subsequently sell or otherwise dispose of such real estate.
The Funds interpret their policy with respect to the purchase and sale of commodities or commodities contracts under Fundamental Investment Restriction 4 above to permit the Funds, subject to each Fund’s investment objectives and general investment policies (as stated in the Prospectuses and elsewhere in this Statement of Additional Information), to invest in commodity futures contracts and options thereon, commodity-related swap agreements, hybrid instruments, and other commodity-related derivative instruments and to permit the PIMCO Commodity Strategy Active Exchange-Traded Fund to invest directly in commodities.
The Funds interpret their policies with respect to borrowing and lending to permit such activities as may be lawful for the Funds, to the full extent permitted by the 1940 Act or by exemption from the provisions therefrom pursuant to exemptive order of the SEC. To the extent permitted by the 1940 Act and the rules thereunder, the Funds may enter into transactions with respect to the investment of daily cash balances of the Funds in shares of PIMCO-sponsored money market and/or short-term bond funds. Pursuant to an exemptive order issued by the SEC, the Funds, along with other registered investment companies in the PIMCO Funds family may engage in interfund lending transactions, to the extent such participation is consistent with each Fund’s investment objective and investment policies. As part of the interfund lending program, the Funds whose policies so permit may directly lend to and borrow money from each other, as detailed in the exemptive relief (the “Interfund Lending Program”).
A loan made through the Interfund Lending Program may be preferable to borrowing from a bank from the perspective of a borrowing fund and more beneficial than an alternative short-term investment from the perspective of a lending fund. The term of an interfund loan is limited to the lesser of: time required to receive payment for securities sold; seven business days; or the maximum term on any outstanding bank loan (but in no event more than seven business days). In addition, an interfund loan is callable with one business day’s notice. All loans are for temporary purposes and the interest rates to be charged will be the average of the overnight repurchase agreement rate and the bank loan rate.
The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending fund and the borrowing fund. No fund may borrow more than the amount permitted by its investment limitations and all loans are subject to numerous conditions designed to ensure fair and equitable treatment of all participating funds. The interfund lending facility is subject to the oversight and periodic review of the Board, each as defined in the exemptive order and the Funds' associated policies and procedures.
No borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the interfund loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at higher rates if an interfund loan is not available. If a borrowing fund is unable to repay the loan when due, a delay in repayment to the lending fund could result in a lost investment opportunity for the lending fund.
Unless otherwise indicated, all limitations applicable to Fund investments (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses) apply only at the time of investment. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. For all Funds except the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, in the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. For the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, PIMCO will use the lowest rating as the credit rating for that security.
From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) including, but not limited to, where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.
Unless otherwise indicated, all percentage limitations on Fund investments (as stated throughout this Statement of Additional Information or in the Prospectuses) that are not: (i) specifically included in this “Investment Restrictions” section; or (ii) imposed by the 1940 Act, rules thereunder, the Internal Revenue Code or related regulations (the “Elective Investment Restrictions”), will apply only at the time of investment unless the acquisition is a Voluntary Action. In addition, and notwithstanding the foregoing, for purposes of this policy, certain Non-Fundamental Investment Restrictions, as noted above, are also considered Elective Investment Restrictions. The percentage limitations and absolute prohibitions with respect to Elective Investment Restrictions are not applicable to a Fund’s acquisition of securities or instruments through a Voluntary Action. Certain percentage limitations or absolute prohibitions stated in certain Elective Investment Restrictions by their terms apply only with respect to specific securities or instruments as opposed to asset classes or economic exposures represented by such securities or instruments; for purposes of applying such limitations or prohibitions, the Funds may not count investments in derivatives or other instruments that are not the specific securities or instruments limited or prohibited by the express terms of the Elective Investment Restriction. In such cases, a Fund may obtain greater economic exposure to asset classes represented by such specific securities or instruments because such exposure is not restricted by the express terms of the Elective Investment Restriction.
A Fund may engage in roll-timing strategies where the Fund seeks to extend the expiration or maturity of a position, such as a forward contract, futures contract or TBA transaction, on an underlying asset by closing out the position before expiration and contemporaneously opening a new position with respect to the same underlying asset that has substantially similar terms except for a later expiration date. Such “rolls” enable the Fund to maintain continuous investment exposure to an underlying asset beyond the expiration of the initial position without delivery of the underlying asset. Similarly, as certain standardized swap agreements transition from OTC trading to mandatory exchange-trading and clearing due to the implementation of Dodd-Frank Act regulatory requirements, a Fund may “roll” an existing OTC swap agreement by closing out the position before expiration and contemporaneously entering into a new exchange-traded and cleared swap agreement on the same underlying asset with substantially similar terms except for a later expiration date. These types of new positions opened contemporaneous with the closing of an existing position on the same underlying asset with substantially similar terms are collectively referred to as “Roll Transactions.” Elective Investment Restrictions (defined in the preceding paragraph), which normally apply at the time of investment, do not apply to Roll Transactions (although Elective Investment Restrictions will apply to the Fund’s entry into the initial position). In addition and notwithstanding the foregoing, for purposes of this policy, those Non-Fundamental Investment Restrictions that are considered Elective Investment Restrictions for purposes of the policy on Voluntary Actions (described in the preceding paragraph) are also Elective Investment Restrictions for purposes of this policy on Roll Transactions. The Funds will test for compliance with Elective Investment Restrictions at the time of a Fund’s initial entry into a position, but the percentage limitations and absolute prohibitions set forth in the Elective Investment Restrictions are not applicable to a Fund’s subsequent acquisition of securities or instruments through a Roll Transaction.
Recently finalized Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market that require a Fund to post collateral in connection with their TBA transactions. There is no similar requirement applicable to a Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to a Fund and impose added operational complexity.
The Funds have investment policies, limitations, or practices that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectuses). Pursuant to the discretion of PIMCO, and a Fund’s sub-adviser, if any, these investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. During such periods, a Fund may not invest according to its principal investment strategies or in the manner in which its name may suggest, and may be subject to different and/or heightened risks. It is possible that such unusual or adverse conditions may continue for extended periods of time.
UNDERLYING INDEXES FOR INDEX FUNDS
Each Index Fund tracks a particular bond market index compiled by Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ICE BofA”), which is not affiliated with the Trust, PIMCO, PIMCO Investments LLC, or their affiliates. PIMCO has entered into a license agreement with ICE BofA to use the Underlying Indexes. The license agreement allows the Trust to use the Underlying Indexes at no charge to the Trust. See the Prospectuses for additional disclaimers relating to the Underlying Indexes.
ICE BofA 0-5 Year US High Yield Constrained Index
ICE BofA 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have a below investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one month but less than five years remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. In addition, qualifying securities must have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. The FX-G10 includes all Euro members, the U.S., Japan, the U.K., Canada, Australia, New Zealand, Switzerland, Norway and Sweden. Original issue zero coupon bonds, 144a securities (with and without registration rights), and pay-in-kind securities (including toggle notes) are included in the index. Callable perpetual securities are included provided they are at least one month from the first call date. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least one month from the last call prior to the date the bond transitions from a fixed to a floating rate security. CoCos are excluded, but capital securities where conversion can be mandated by a regulatory authority, but which have no specified trigger, are included. Other hybrid capital securities, such as those issues that potentially convert into preference shares, those with both cumulative and non-cumulative coupon deferral provisions, and those with alternative coupon satisfaction mechanisms, are also included in the index. Securities issued or marketed primarily to retail investors, equity-linked securities, securities in legal default, hybrid securitized corporates, eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities and $1000 par preferred and DRD-eligible securities are excluded from the index.
Index constituents are market capitalization weighted, provided the total allocation to an individual issuer does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face values of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. In the event there are fewer than 50 issuers in the index, each is equally weighted and the face values of their respective bonds are increased or decreased on a pro-rata basis.
Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. New issues must settle on or before the calendar month end rebalancing date in order to qualify for the coming month. No changes are made to constituent holdings other than on month end rebalancing dates.
ICE BofA 1-5 Year US Inflation-Linked Treasury Index
ICE BofA 1-5 Year US Inflation-Linked Treasury Index is a subset of ICE BofA US Inflation-Linked Treasury Index including all securities with a remaining term to final maturity less than 5 years. ICE BofA US Inflation-Linked Treasury Index tracks the performance of U.S. dollar denominated inflation-linked sovereign debt publicly issued by the U.S. government in its domestic market. Qualifying securities must have at least 18 months to maturity at point of issuance, at least one year remaining term to final maturity, interest and principal payments tied to inflation and a minimum amount outstanding of $1 billion. Strips are excluded from the index; however, original issue zero coupon bonds are included in the index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Securities issued or marketed primarily to retail investors do not qualify for inclusion in the index.
Index constituents are market capitalization weighted. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. New issues must settle on or before the calendar month end rebalancing date in order to qualify for the coming month. No changes are made to constituent holdings other than on month end rebalancing dates.
ICE BofA 15+ Year US Inflation-Linked Treasury Index
ICE BofA 15+ Year US Inflation-Linked Treasury Index is a subset of ICE BofA US Inflation-Linked Treasury Index including all securities with a remaining term to final maturity greater than or equal to 15 years. ICE BofA US Inflation-Linked Treasury Index tracks the performance of U.S. dollar denominated inflation-linked sovereign debt publicly issued by the U.S. government in its domestic market. Qualifying securities must have at least 18 months to maturity at point of issuance, at least one year remaining term to final maturity, interest and principal payments tied to inflation and a minimum amount outstanding of $1 billion. Strips are excluded from the index; however, original issue zero coupon bonds are included in the index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Securities issued or marketed primarily to retail investors do not qualify for inclusion in the index.
Index constituents are market capitalization weighted. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. New issues must settle on or before the calendar month end rebalancing date in order to qualify for the coming month. No changes are made to constituent holdings other than on month end rebalancing dates.
ICE BofA Long US Treasury Principal STRIPS Index
ICE BofA Long US Treasury Principal STRIPS Index tracks the performance of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds. Qualifying principal STRIPS must have at least 25 years remaining term to final maturity and must be stripped from U.S. Treasury bonds having at least $1 billion in outstanding face value.
Index constituents are capitalization-weighted based on the security prices times an assumed face value of $1 billion per constituent security. The index is rebalanced quarterly, on March 31, June 30, September 30 and December 31, based on information available up to and including the third business day before the last business day of the rebalancing month. Issues that meet the qualifying criteria are included in the index for the following quarter. Issues that no longer meet the criteria during the course of the quarter remain in the index until the next rebalancing at which point they are removed from the index.
ICE BofA US Corporate Index
ICE BofA US Corporate Index tracks the performance of U.S. dollar denominated investment grade corporate debt publicly issued in the U.S. domestic market. Qualifying securities must have an investment grade rating (based on an average of Moody’s, S&P and Fitch), at least 18 months to final maturity at the time of issuance, at least one year remaining term to final maturity as of the rebalancing date, a fixed coupon schedule and a minimum amount outstanding of $250 million. Original issue zero coupon bonds, 144a securities (with and without registration rights), and pay-in-kind securities (including toggle notes) are included in the index. Callable perpetual securities are included provided they are at least one year from the first call date. Fixed-to-floating rate securities are included provided they are callable within the fixed rate period and are at least one year from the last call prior to the date the bond transitions from a fixed to a floating rate security. CoCos are excluded, but capital securities where conversion can be mandated by a regulatory authority, but which have no specified trigger, are included. Other hybrid capital securities, such as those issues that potentially convert into preference shares, those with both cumulative and non-cumulative coupon deferral provisions, and those with alternative coupon satisfaction mechanisms, are also included in the index. Equity-linked securities, securities in legal default, hybrid securitized corporates, eurodollar bonds (U.S. dollar-denominated securities not issued in the U.S. domestic market), taxable and tax-exempt U.S. municipal securities and $1000 par preferred and DRD-eligible securities are excluded from the index.
Index constituents are market capitalization weighted. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. New issues must settle on or before the calendar month end rebalancing date in order to qualify for the coming month. No changes are made to constituent holdings other than on month end rebalancing dates.

ICE BofA US Inflation-Linked Treasury Index
ICE BofA US Inflation-Linked Treasury Index tracks the performance of U.S. dollar denominated inflation-linked sovereign debt publicly issued by the U.S. government in its domestic market. Qualifying securities must have at least 18 months to maturity at point of issuance, at least one year remaining term to final maturity, interest and principal payments tied to inflation and a minimum amount outstanding of $1 billion. Strips are excluded from the index; however, original issue zero coupon bonds are included in the index and the amounts outstanding of qualifying coupon securities are not reduced by any portions that have been stripped. Securities issued or marketed primarily to retail investors do not qualify for inclusion in the index.
Index constituents are market capitalization weighted. Accrued interest is calculated assuming next-day settlement. Cash flows from bond payments that are received during the month are retained in the index until the end of the month and then are removed as part of the rebalancing. Cash does not earn any reinvestment income while it is held in the index. The index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. New issues must settle on or before the calendar month end rebalancing date in order to qualify for the coming month. No changes are made to constituent holdings other than on month end rebalancing dates.
“ICE BofA” and “ICE BofA Long US Treasury Principal STRIPS Index,” “ICE BofA US Inflation-Linked Treasury Index,” “ICE BofA 1-5 Year US Inflation-Linked Treasury Index,” “ICE BofA 15+ Year US Inflation-Linked Treasury Index” “ICE BofA 0-5 Year US High Yield Constrained Index” and “ICE BofA US Corporate Index” (collectively, the “ICE BofA Indexes”) are reprinted with permission. © Copyright 2017 Merrill Lynch, Pierce, Fenner & Smith Incorporated (“ICE BofA”). All rights reserved. “ICE BofA” and the ICE BofA Indexes are service marks of ICE BofA and/or its affiliates and have been licensed for use for certain purposes by PIMCO on behalf of the Funds that are based on the ICE BofA Indexes, and are not issued, sponsored, endorsed or promoted by ICE BofA and/or ICE BofA’s affiliates nor is ICE BofA and/or ICE BofA’s affiliates an adviser to the Funds. ICE BofA and ICE BofA’s affiliates make no representation, express or implied, regarding the advisability of investing in the Funds or the ICE BofA Indexes and do not guarantee the quality, accuracy, timeliness or completeness of the ICE BofA Indexes, index values or any index related data included herein, provided herewith or derived therefrom and assume no liability in connection with their use. As the index provider, ICE BofA is licensing certain trademarks, the ICE BofA Indexes and trade names which are composed by ICE BofA without regard to PIMCO, the Funds or any investor. ICE BofA and ICE BofA’s affiliates do not provide investment advice to PIMCO or the Funds and are not responsible for the performance of the Funds. ICE BofA compiles and publishes the ICE BofA Indexes. PIMCO has entered into a license agreement with ICE BofA to use each Underlying Index.
Management Of The Trust
Trustees and Officers
The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust Instrument, its By-Laws and Delaware law, the Board of Trustees (the “Board”) has all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.
Leadership Structure and Risk Oversight Function
The Board is currently composed of eight Trustees, six of whom are not “interested persons” of the Trust (as that term is defined by Section 2(a)(19) of the 1940 Act) (“Independent Trustees”). The Trustees meet periodically throughout the year to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including its investment performance, compliance program and risks associated with its activities.
Peter G. Strelow, a Managing Director and Co-Chief Operating Officer of PIMCO, and therefore an “interested person” of the Trust, serves as Chairman of the Board. The Board has established four standing committees to facilitate the Trustees’ oversight of the management of the Trust: an Audit Committee, a Valuation Oversight Committee, an Investment Performance Committee and a Governance and Nominating Committee. The scope of each Committee’s responsibilities is discussed in greater detail below. Ronald C. Parker is the Lead Independent Trustee of the Trust. The Lead Independent Trustee’s duties and responsibilities include serving as chair of, and leading and facilitating discussions at, executive sessions of the Independent Trustees and acting as chair at Board or Committee meetings in the absence of the Chairman of the Board or other currently-appointed chair; coordinating with the Independent Trustees and the Trust’s management to discuss recommendations for Board meeting agendas; reviewing, and providing input to the Trust’s management as appropriate regarding, whether agenda objectives are being met; and acting generally as spokesperson for the Independent Trustees on external matters, provided that if another Independent Trustee is deemed to be more qualified or better able to address a particular matter, such other Independent Trustee shall serve as spokesperson in connection with such matter. In addition, the Chairs of the Audit Committee, Investment Performance Committee, Governance and Nominating Committee and Valuation Oversight Committee, each of whom is an Independent Trustee, act as liaisons between the Independent Trustees and the Trust’s management between Board meetings and, with management, are involved in the preparation of agendas for Board and Committee meetings, as applicable.
The Board believes that, as Chairman, Mr. Strelow provides skilled executive leadership to the Trust. Further, the Board believes that an interested Chairman performs an essential liaison function between the Trust and PIMCO, its investment manager. The Board believes that its governance structure allows all of the Independent Trustees to participate in the full range of the Board’s oversight responsibilities. The Board reviews its structure regularly as part of its annual self-evaluation. The Board has determined that its leadership structure is appropriate in light of the characteristics and circumstances of the Trust because it allocates areas of responsibility among the Committees and the Board in a manner that enhances effective oversight. The Board considered, among other things, the role of PIMCO in the day-to-day management of the Trust’s affairs; the extent to which the work of the Board is conducted through the Committees; the number of portfolios that comprise the Trust and other trusts in the fund complex overseen by members of the Board; the variety of asset classes those portfolios include; the net assets of each Fund, the Trust and the fund complex; and the management, distribution and other service arrangements of each Fund, the Trust and the fund complex.
In its oversight role, the Board has adopted, and periodically reviews, policies and procedures designed to address risks associated with the Trust’s activities. In addition, PIMCO and the Trust’s other service providers have adopted policies, processes and procedures to identify, assess and manage risks associated with the Trust’s activities. The Trust’s senior officers, including, but not limited to, the Chief Compliance Officer (“CCO”) and Treasurer, PIMCO portfolio management personnel and other senior personnel of PIMCO, the Trust’s independent registered public accounting firm (the “independent auditors”) and personnel from the Trust’s third-party service providers make periodic reports to the Board and its Committees with respect to a variety of matters, including matters relating to risk management.
Qualifications of the Trustees
The charts below identify the Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 650 Newport Center Drive, Newport Beach, CA 92660.
Trustees of the Trust
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Interested Trustees[1]

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Peter G. Strelow (1970) Chairman of the Board and Trustee	05/2017 to present Chairman 02/2019 to present	Managing Director and Co-Chief Operating Officer, PIMCO. Senior Vice President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds. Formerly, Chief Administrative Officer, PIMCO.	161	Chairman and Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.
Kimberley G. Stafford (1978) Trustee	02/2021 to present	Managing Director, Global Head of Product Strategy, PIMCO; and Member of Executive Committee, PIMCO. Formerly, Head of Asia-Pacific, Global Head of Consultant Relations and Head of US Institutional and Alternatives Sales, PIMCO.	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.
Independent Trustees
George E. Borst (1948) Trustee	04/2015 to present	Executive Advisor, McKinsey & Company (since 10/14). Formerly, Executive Advisor, Toyota Financial Services (10/13-12/14); and CEO, Toyota Financial Services (01/01-09/13).	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, MarineMax Inc.

Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served†	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Public Company and Investment Company Directorships Held by Trustee During the Past 5 Years
Jennifer Holden Dunbar (1963) Trustee	04/2015 to present	Formerly, Managing Director, Dunbar Partners, LLC (business consulting and investments) (05/05-05/21); and Partner, Leonard Green & Partners, L.P.	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, PS Business Parks; Director, Big 5 Sporting Goods Corporation.
Kym M. Hubbard (1957) Trustee	02/2017 to present	Formerly, Global Head of Investments, Chief Investment Officer and Treasurer, Ernst & Young.	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT; Director, State Auto Financial Corporation.
Gary F. Kennedy (1955) Trustee	04/2015 to present	Formerly, Senior Vice President, General Counsel and Chief Compliance Officer, American Airlines and AMR Corporation (now American Airlines Group) (01/03-01/14).	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.
Peter B. McCarthy (1950) Trustee	04/2015 to present	Formerly, Assistant Secretary and Chief Financial Officer, United States Department of Treasury; Deputy Managing Director, Institute of International Finance.	161	Trustee, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.
Ronald C. Parker (1951) Lead Independent Trustee	07/2009 to present Lead Independent Trustee 02/2017 to present	Director of Roseburg Forest Products Company. Formerly, Chairman of the Board, The Ford Family Foundation; and President, Chief Executive Officer, Hampton Affiliates (forestry products).	161	Lead Independent Trustee, PIMCO Funds and PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT.
(*)
Unless otherwise noted, the information for the individuals listed is as of September 30, 2023.
(1)
Ms. Stafford and Mr. Strelow are “interested persons” of the Trust (as that term is defined in the 1940 Act) because of their affiliations with PIMCO.
(†)
Trustees serve until their successors are duly elected and qualified.

The Board has determined that each of the Trustees is qualified to serve as a Trustee of the Trust, based on a review of the experience, qualifications, attributes and skills of each Trustee, including those listed in the table above. The Board has taken into account each Trustee’s commitment to the Board and participation in Board and committee meetings throughout his or her tenure on the Board. The following is a summary of qualifications, experiences and skills of each Trustee (in addition to the principal occupation(s) during the past five years noted in the table above) that support the conclusion that each individual is qualified to serve as a Trustee.
Mr. Strelow’s position as a Managing Director and Co-Chief Operating Officer of PIMCO, his former positions as Chief Administrative Officer of PIMCO, and as President of the Trust, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, PIMCO-Sponsored Interval Funds and PIMCO-Sponsored Closed-End Funds, give him valuable experience with the day-to-day management of the Trust as well as other funds within the fund complex, enabling him to provide essential management input to the Board.
Ms. Stafford’s position as a Managing Director of PIMCO and as a Member of its Executive Committee give her valuable experience with the day-to-day management of the operation of the Trust as well as other funds within the fund complex, enabling her to provide essential management input to the Board.
Mr. Borst served in multiple executive positions at a large automotive corporation. Mr. Borst has prior financial experience from his oversight of the chief financial officer, treasury, accounting and audit functions of that automotive corporation. He also served as the Chief Executive Officer of a credit company. Additionally, Mr. Borst has prior experience as a board member of a corporation. He also has valuable experience as a Trustee of PIMCO Variable Insurance Trust and PIMCO Funds since 2015, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2019.
Ms. Dunbar has financial experience investing and managing private equity fund assets. Additionally, Ms. Dunbar has previously served on the boards of directors of a variety of public and private companies. She currently serves on the boards of directors of two public companies. She also has gained relevant experience as a Trustee of PIMCO Funds and PIMCO Variable Insurance Trust since 2015, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2016.
Ms. Hubbard has prior financial, operations and management experience as the Global Head of Investments, Chief Investment Officer and Treasurer of a large accounting firm. She currently serves on the board of directors of a public company. Additionally, Ms. Hubbard has valuable experience from her service on the board of trustees of PIMCO Variable Insurance Trust and PIMCO Funds since 2017, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2019.
Mr. Kennedy served as general counsel, senior vice president and chief compliance officer for a large airline company. He also has experience in management of the airline company’s corporate real estate and legal departments. Mr. Kennedy has also gained relevant experience as a Trustee of PIMCO Variable Insurance Trust and PIMCO Funds since 2015, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2019.
Mr. McCarthy has experience in the areas of financial reporting and accounting, including prior experience as Assistant Secretary and Chief Financial Officer of the United States Department of the Treasury. He also served as Deputy Managing Director of the Institute of International Finance, a global trade association of financial institutions. Mr. McCarthy also has significant prior experience in corporate banking. Additionally, Mr. McCarthy has gained valuable experience as a Trustee of PIMCO Variable Insurance Trust and PIMCO Funds since 2015 and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2011.
Mr. Parker has prior financial, operations and management experience as the President and Chief Executive Officer of a privately held company. He also has investment experience as the Chairman of a family foundation. He also has valuable experience as a Trustee of PIMCO Funds and PIMCO Variable Insurance Trust since 2009, and as a Trustee of PIMCO Equity Series and PIMCO Equity Series VIT since 2016.

Executive Officers
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Eric D. Johnson (1970) President	06/2019 to present
Executive Vice President and Head of Funds Business
Group Americas, PIMCO. President, PIMCO Funds,
PIMCO Variable Insurance Trust, PIMCO Equity Series,
PIMCO Equity Series VIT, PIMCO Managed Accounts
Trust, PIMCO-Sponsored Interval Funds, PIMCO Flexible
Real Estate Income Fund and PIMCO-Sponsored
Closed-End Funds.

Ryan G. Leshaw (1980) Chief Legal Officer and Secretary	08/2021 to present
Executive Vice President and Senior Counsel, PIMCO.
Vice President, Senior Counsel and Secretary, PIMCO
Funds, PIMCO Variable Insurance Trust, PIMCO Equity
Series and PIMCO Equity Series VIT. Chief Legal Officer,
PIMCO Managed Accounts Trust, PIMCO-Sponsored
Interval Funds, PIMCO-Sponsored Closed-End Funds,
PIMCO Flexible Real Estate Income Fund and PIMCO
Capital Solutions BDC Corp. Formerly, Associate, Willkie
Farr & Gallagher LLP.

Keisha Audain-Pressley (1975)** Chief Compliance Officer	01/2020 to present
Executive Vice President and Deputy Chief Compliance
Officer, PIMCO. Chief Compliance Officer, PIMCO
Funds, PIMCO Variable Insurance Trust, PIMCO Equity
Series, PIMCO Equity Series VIT, PIMCO Managed
Accounts Trust, PIMCO-Sponsored Interval Funds,
PIMCO-Sponsored Closed-End Funds, PIMCO Flexible
Real Estate Income Fund and PIMCO Capital Solutions
BDC Corp.

Joshua D. Ratner (1976)** Senior Vice President	05/2019 to present
Executive Vice President and Head of Americas
Operations, PIMCO. Senior Vice President, PIMCO Funds,
PIMCO Variable Insurance Trust, PIMCO Equity Series,
PIMCO Equity Series VIT, PIMCO Managed Accounts
Trust, PIMCO-Sponsored Interval Funds and
PIMCO-Sponsored Closed-End Funds.

Peter G. Strelow (1970) Senior Vice President	06/2019 to present
Managing Director and Co-Chief Operating Officer,
PIMCO. Senior Vice President, PIMCO Funds, PIMCO
Variable Insurance Trust, PIMCO Equity Series, PIMCO
Equity Series VIT, PIMCO Managed Accounts Trust,
PIMCO-Sponsored Interval Funds and PIMCO-Sponsored
Closed-End Funds. Formerly, Chief Administrative Officer,
PIMCO.

Wu-Kwan Kit (1981) Assistant Secretary	08/2017 to present
Senior Vice President and Senior Counsel, PIMCO.
Assistant Secretary, PIMCO Funds, PIMCO Variable
Insurance Trust, PIMCO Equity Series and PIMCO Equity
Series VIT. Vice President, Senior Counsel and Secretary,
PIMCO Managed Accounts Trust, PIMCO-Sponsored
Interval Funds, PIMCO-Sponsored Closed-End Funds,
PIMCO Flexible Real Estate Income Fund and PIMCO
Capital Solutions BDC Corp. Formerly, Assistant General
Counsel, VanEck Associates Corp.

Executive Officers
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Douglas B. Burrill (1980)** Vice President	08/2022 to present
Senior Vice President, PIMCO. Vice President, PIMCO
Funds, PIMCO Variable Insurance Trust, PIMCO Equity
Series, PIMCO Equity Series VIT, PIMCO Managed
Accounts Trust, PIMCO-Sponsored Interval Funds,
PIMCO-Sponsored Closed-End Funds, PIMCO Flexible
Real Estate Income Fund and PIMCO Capital Solutions
BDC Corp.

Elizabeth A. Duggan (1964) Vice President	02/2021 to present
Executive Vice President, PIMCO. Vice President, PIMCO
Funds, PIMCO Variable Insurance Trust, PIMCO Equity
Series, PIMCO Equity Series VIT, PIMCO Managed
Accounts Trust, PIMCO-Sponsored Interval Funds,
PIMCO-Sponsored Closed-End Funds, PIMCO Flexible
Real Estate Income Fund and PIMCO Capital Solutions
BDC Corp.

Jason R. Duran (1977) Vice President	02/2023 to present	Vice President, PIMCO. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO Equity Series and PIMCO Equity Series VIT.
Mark A. Jelic (1981) Vice President	08/2021 to present
Senior Vice President, PIMCO. Vice President, PIMCO
Funds, PIMCO Variable Insurance Trust, PIMCO Equity
Series, PIMCO Equity Series VIT, PIMCO Managed
Accounts Trust, PIMCO-Sponsored Interval Funds,
PIMCO-Sponsored Closed-End Funds, PIMCO Flexible
Real Estate Income Fund and PIMCO Capital Solutions
BDC Corp.

Kenneth W. Lee (1972) Vice President	08/2022 to present
Senior Vice President, PIMCO. Vice President, PIMCO
Funds, PIMCO Variable Insurance Trust, PIMCO Equity
Series, PIMCO Equity Series VIT, PIMCO Managed
Accounts Trust, PIMCO-Sponsored Interval Funds,
PIMCO-Sponsored Closed-End Funds, PIMCO Flexible
Real Estate Income Fund and PIMCO Capital Solutions
BDC Corp.

Greg J. Mason (1980)*** Vice President	03/2023 to present
Senior Vice President, PIMCO. Vice President, PIMCO
Funds, PIMCO Variable Insurance Trust, PIMCO Equity
Series, PIMCO Equity Series VIT, PIMCO Managed
Accounts Trust, PIMCO-Sponsored Interval Funds,
PIMCO Flexible Real Estate Income Fund and
PIMCO-Sponsored Closed-End Funds.

Brian J. Pittluck (1977) Vice President	01/2020 to present
Senior Vice President, PIMCO. Vice President, PIMCO
Funds, PIMCO Variable Insurance Trust, PIMCO Equity
Series, PIMCO Equity Series VIT, PIMCO Managed
Accounts Trust, PIMCO-Sponsored Interval Funds,
PIMCO-Sponsored Closed-End Funds, PIMCO Flexible
Real Estate Income Fund and PIMCO Capital Solutions
BDC Corp.

Executive Officers
Name, Year of Birth and Position Held with Trust*	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years†
Keith A. Werber (1973) Vice President	05/2022 to present
Executive Vice President, PIMCO. Vice President, PIMCO
Funds, PIMCO Variable Insurance Trust, PIMCO Equity
Series, PIMCO Equity Series VIT, PIMCO Managed
Accounts Trust, PIMCO-Sponsored Interval Funds,
PIMCO-Sponsored Closed-End Funds, PIMCO Flexible
Real Estate Income Fund and PIMCO Capital Solutions
BDC Corp.

Bijal Y. Parikh (1978) Treasurer	01/2021 to present
Executive Vice President, PIMCO. Treasurer, PIMCO
Funds, PIMCO Variable Insurance Trust, PIMCO Equity
Series, PIMCO Equity Series VIT, PIMCO Managed
Accounts Trust, PIMCO-Sponsored Interval Funds,
PIMCO Flexible Real Estate Income Fund and
PIMCO-Sponsored Closed-End Funds.

Erik C. Brown (1967)*** Assistant Treasurer	02/2009 to present
Executive Vice President, PIMCO. Assistant Treasurer,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
Equity Series, PIMCO Equity Series VIT, PIMCO
Managed Accounts Trust, PIMCO-Sponsored Interval
Funds, PIMCO-Sponsored Closed-End Funds, PIMCO
Flexible Real Estate Income Fund and PIMCO Capital
Solutions BDC Corp.

Brandon T. Evans (1982) Assistant Treasurer	05/2019 to present
Senior Vice President, PIMCO. Assistant Treasurer,
PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO
Equity Series and PIMCO Equity Series VIT. Deputy
Treasurer, PIMCO Managed Accounts Trust,
PIMCO-Sponsored Interval Funds, PIMCO Flexible Real
Estate Income Fund and PIMCO-Sponsored Closed-End
Funds.

Maria M. Golota (1983)** Assistant Treasurer	02/2023 to present
Vice President, PIMCO. Assistant Treasurer, PIMCO
Funds, PIMCO Variable Insurance Trust, PIMCO Equity
Series, PIMCO Equity Series VIT, PIMCO Managed
Accounts Trust, PIMCO-Sponsored Interval Funds,
PIMCO Flexible Real Estate Income Fund and
PIMCO-Sponsored Closed-End Funds.

(*)
Unless otherwise noted, the information for the individuals listed is as of September 30, 2023.
(†)
The term “PIMCO-Sponsored Closed-End Funds” as used herein includes: PIMCO Access Income Fund, PIMCO California Municipal Income Fund, PIMCO California Municipal Income Fund II, PIMCO California Municipal Income Fund III, PIMCO Municipal Income Fund, PIMCO Municipal Income Fund II, PIMCO Municipal Income Fund III, PIMCO New York Municipal Income Fund, PIMCO New York Municipal Income Fund II, PIMCO New York Municipal Income Fund III, PCM Fund Inc., PIMCO Corporate & Income Opportunity Fund, PIMCO Corporate & Income Strategy Fund, PIMCO Dynamic Income Fund, PIMCO Dynamic Income Opportunities Fund, PIMCO Energy and Tactical Credit Opportunities Fund, PIMCO Global StocksPLUS® & Income Fund, PIMCO High Income Fund, PIMCO Income Strategy Fund, PIMCO Income Strategy Fund II and PIMCO Strategic Income Fund, Inc.; the term “PIMCO-Sponsored Interval Funds” as used herein includes: PIMCO Flexible Credit Income Fund, PIMCO Flexible Municipal Income Fund, PIMCO California Flexible Municipal Income Fund and PIMCO Flexible Emerging Markets Income Fund.
(**)
The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.
(***)
The address of these officers is Pacific Investment Management Company LLC, 401 Congress Ave., Austin, Texas 78701.

Securities Ownership
Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by the Trustee that are in the same family of investment companies as the Trust as of December 31, 2022.
Name of Trustee	Name of Fund	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Funds Overseen by Trustee in Family of Investment Companies
Kimberley G. Stafford*	None	None	Over $100,000
Peter G. Strelow	None	None	Over $100,000
Independent Trustees
George E. Borst	None	None	Over $100,000
Jennifer Holden Dunbar	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	$10,001 - $50,000	Over $100,000
Kym M. Hubbard	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	$1 - $10,000	Over $100,000
Gary F. Kennedy	None	None	Over $100,000
Peter B. McCarthy	None	None	Over $100,000
Ronald C. Parker	None	None	Over $100,000
To the best of the Trust’s knowledge, as of September 30, 2023, the Trustees and Officers of the Trust, as a group, owned less than 1% of the shares of each Fund of the Trust.
Trustee Ownership of the Investment Manager and Principal Underwriter, and Their Control Persons
No Independent Trustee (or his or her immediate family members) had any direct or indirect interest, the value of which exceeds $120,000, in the investment adviser, the principal underwriter of the Trust, or any entity controlling, controlled by or under common control with the investment adviser or the principal underwriter of the Trust (not including registered investment companies). Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the investment adviser of the Trust, the principal underwriter of the Trust, and any entity controlling, controlled by or under common control with the investment adviser or principal underwriter of the Trust (not including registered investment companies), as of December 31, 2022.
Name of Independent Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class
George E. Borst	None	None	None	None	None
Jennifer Holden Dunbar	None	None	None	None	None
Kym M. Hubbard	None	None	None	None	None
Gary F. Kennedy	None	None	None	None	None
Peter B. McCarthy	None	None	None	None	None
Ronald C. Parker	None	None	None	None	None
No Independent Trustee or immediate family member has during the two most recently completed calendar years had any securities interest in the principal underwriter of the Trust or the investment adviser or their affiliates (other than the Trust). No Independent Trustee or immediate family member has during the two most recently completed calendar years had any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000, with:
●
the Funds;
●
an officer of the Funds;
●
an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;
●
an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Funds or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the investment adviser or principal underwriter of the Funds;
●
the investment adviser or principal underwriter of the Funds;
●
an officer of the investment adviser or principal underwriter of the Funds;
●
a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds; or
●
an officer of a person directly or indirectly controlling, controlled by, or under common control with the investment adviser or principal underwriter of the Funds.
With respect to the persons listed in the bullet points above, no Independent Trustee or immediate family member has during the two most recently completed calendar years had any direct or indirect relationship, the value of which exceeds $120,000, wherein the relationship included:
(i)
Payments for property or services to or from any such person;
(ii)
Provision of legal services to any such person;
(iii)
Provision of investment banking services to any such person; and
(iv)
Any consulting or other relationship that is substantially similar in nature and scope to the relationships listed in (i) through (iii) above.
Standing Committees
The Committee membership for each Committee and other information below is listed as of June 30, 2023. However, the members of any Committee may be changed by the Board of Trustees from time to time.
The Trust has a standing Audit Committee that consists of all of the Independent Trustees (Mses. Dunbar and Hubbard and Messrs. Borst, Kennedy, McCarthy (Chair) and Parker). The Audit Committee’s responsibilities include, but are not limited to, (i) assisting the Board’s oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, the qualifications and independence of the Trust’s independent auditors, and the performance of such firm; (ii) overseeing the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) overseeing the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and (iv) acting a liaison between the Trust’s independent auditors and the full Board. The Audit Committee also reviews both the audit and non-audit work of the Trust’s independent auditors, submits a recommendation to the Board of Trustees as to the selection of an independent auditor, and reviews generally the maintenance of the Trust’s records and the safekeeping arrangement of the Trust’s custodian. During the fiscal year ended June 30, 2023, there were four meetings of the Audit Committee.
The Board of Trustees has formed a Valuation Oversight Committee who has been delegated responsibility by the Board for overseeing determination of the fair value of each Fund’s portfolio securities and other assets on behalf of the Board in accordance with the Fund’s valuation procedures. The Valuation Oversight Committee reviews and approves procedures for the fair valuation of each Fund’s portfolio securities and periodically reviews information from PIMCO regarding fair value determinations made pursuant to Board-approved procedures, and makes related recommendations to the full Board and assists the full Board in resolving particular fair valuation and other valuation matters. In certain circumstances as specified in the Trust’s valuation policies, the Valuation Oversight Committee may also determine the fair value of portfolio holdings after consideration of all relevant factors, which determinations shall be reported to the full Board of Trustees. The Valuation Oversight Committee consists of Mses. Dunbar, Hubbard (Chair) and Stafford and Messrs. Borst, Kennedy, McCarthy, Parker and Strelow. During the fiscal year ended June 30, 2023, there were four meetings of the Valuation Oversight Committee.
The Trust has also formed an Investment Performance Committee, which meets periodically to review and assess the investment performance of the Fund. The Investment Performance Committee meets with and receives periodic reports from representatives of the investment adviser or investment manager regarding the Funds’ investment objectives, strategies, performance and outlook. The Investment Performance Committee consists of Msses. Dunbar (Chair), Hubbard and Stafford and Messrs. Borst, Kennedy, McCarthy, Parker and Strelow. During the fiscal year ended June 30, 2023, there were three meetings of the Investment Performance Committee.
The Trust also has a Governance and Nominating Committee, which is responsible, among other things, for the promotion of sound governance practices and for the selection and nomination of candidates to serve as Trustees of the Trust. Only Independent Trustees may serve as members of the Governance and Nominating Committee, and the Governance and Nominating Committee currently consists of Messrs. Borst, Kennedy (Chair), McCarthy and Parker and Mses. Dunbar and Hubbard. Prior to November 6, 2018, the Governance and Nominating Committee comprised all of the Trustees, but only members of the Committee who were Independent Trustees voted on the nomination of Independent Trustee candidates.
The Governance and Nominating Committee has established a policy, effective February 13, 2019, whereby the Chairman of the Board will serve for a term that is not longer than five years from the date of appointment. Upon a vote of the majority of the Trustees, such Chairman may serve up to two additional consecutive five-year terms.
The Governance and Nominating Committee has a policy in place for considering trustee candidates recommended by shareholders. The Governance and Nominating Committee may consider potential trustee candidates recommended by shareholders provided that the proposed candidates: (i) satisfy any minimum qualifications of the Trust for its Trustees and (ii) are not “interested persons” of the Trust or the investment adviser within the meaning of the 1940 Act. The Governance and Nominating Committee will not consider submissions in which the Nominating Shareholder is the trustee candidate.
Any shareholder (a “Nominating Shareholder”) submitting a proposed trustee candidate must continuously own as of record, or beneficially through a financial intermediary, shares of the Trust having a net asset value of not less than $25,000 during the two-year period prior to submitting the proposed trustee candidate. Each of the securities used for purposes of calculating this ownership must have been held continuously for at least two years as of the date of the nomination. In addition, such securities must continue to be held through the date of the special meeting of shareholders to elect trustees. All trustee candidate submissions by Nominating Shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund’s proxy statement for the next special meeting of shareholders of the Fund.
Nominating Shareholders must substantiate compliance with these requirements at the time of submitting their proposed trustee nominee to the attention of the Trust’s Secretary. Notice to the Trust’s Secretary should be provided in accordance with the deadline specified above and include, (i) the Nominating Shareholder’s contact information; (ii) the number of Fund shares which are owned of record and beneficially by the Nominating Shareholder and the length of time which such shares have been so owned by the Nominating Shareholder; (iii) a description of all arrangements and understandings between the Nominating Shareholder and any other person or persons (naming such person or persons) pursuant to which the submission is being made and a description of the relationship, if any, between the Nominating Shareholder and the trustee candidate; (iv) the trustee candidate’s contact information, age, date of birth and the number of Fund shares owned by the trustee candidate; (v) all information regarding the trustee candidate’s qualifications for service on the Board of Trustees as well as any information regarding the trustee candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Exchange Act of 1934, as amended (the “1934 Act”), had the trustee candidate been nominated by the Board; (vi) whether the Nominating Shareholder believes the trustee candidate would or would not be an “interested person” of the Fund, as defined in the 1940 Act and a description of the basis for such belief; and (vii) a notarized letter executed by the trustee candidate, stating his or her intention to serve as a nominee and be named in the Fund’s proxy statement, if nominated by the Board of Trustees, and to be named as a trustee if so elected.
During the fiscal year ended June 30, 2023, there were two meetings of the Governance and Nominating Committee.
Trustee Retirement Policy
The Board has in place a retirement policy for all Trustees who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the 1940 Act, that seeks to balance the benefits of the experience and institutional memory of existing Trustees against the need for fresh perspectives, and to enhance the overall effectiveness of the Board. No Independent Trustee shall continue service as a Trustee beyond the first Board meeting occurring after his or her 76th birthday, provided that this policy may be waived or modified from time to time at the discretion of the Governance and Nominating Committee. The continued appropriateness of the retirement policy is reviewed from time to time by the Governance and Nominating Committee.
Compensation Table
The following table sets forth information regarding compensation received by the Trustees for the fiscal year ended June 30, 2023:
Name and Position	Aggregate Compensation from Trust[1]	Pension or Retirement Benefits Accrued As Part of Funds Expenses	Total Compensation from Trust and Fund Complex Paid to Trustees
George E. Borst, Trustee	$39,300	N/A	$423,000
Jennifer Holden Dunbar, Trustee	$40,900	N/A	$443,000
Kym M. Hubbard, Trustee	$40,900	N/A	$443,000
Gary F. Kennedy, Trustee	$40,900	N/A	$443,000
Peter B. McCarthy, Trustee	$42,550	N/A	$468,000
Ronald C. Parker, Trustee	$42,550	N/A	$463,000
Investment Manager
PIMCO, a Delaware limited liability company, serves as investment manager to the Funds pursuant to an investment management agreement (“Investment Management Agreement”) between PIMCO and the Trust. PIMCO is located at 650 Newport Center Drive, Newport Beach, California 92660. As of September 30, 2023, PIMCO had approximately $1.74 trillion of assets under management and $1.37 trillion of third-party assets under management.
PIMCO is a majority owned subsidiary of Allianz Asset Management of America LLC (“Allianz Asset Management”) with a minority interest held by Allianz Asset Management U.S. Holding II LLC, each, a Delaware limited liability company, and by certain current and former officers of PIMCO. Allianz Asset Management was organized as a limited liability company under Delaware law in 2000. Allianz Asset Management of America LP merged with Allianz Asset Management, with the latter being the surviving entity, effective January 1, 2023. Following the merger, Allianz Asset Management is PIMCO LLC’s managing member and direct parent entity. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE. Allianz SE is a European based, multinational insurance and financial services holding company and a publicly traded German company.
The management and operational oversight of Allianz Asset Management is carried out by its Management Board, the sole member of which is currently Tucker J. Fitzpatrick.
As of the date of this Statement of Additional Information, there are currently no significant institutional shareholders of Allianz SE. Absent an SEC exemption or other regulatory relief, the Funds generally are precluded from effecting principal transactions with brokers that are deemed to be affiliated persons of the Funds or the Manager, and the Funds’ ability to purchase securities being underwritten by an affiliated broker or a syndicate including an affiliated broker is subject to restrictions. Similarly, the Funds’ ability to utilize the affiliated brokers for agency transactions is subject to the restrictions of Rule 17e-1 under the 1940 Act. PIMCO does not believe that the restrictions on transactions with the affiliated brokers described above will materially adversely affect its ability to provide services to the Funds, the Funds’ ability to take advantage of market opportunities, or the Funds’ overall performance.
Investment Management Agreement
Each Fund pays for the advisory, supervisory and administrative services it requires under what is essentially an all-in fee structure.
PIMCO is responsible for making investment decisions and placing orders for the purchase and sale of the Trust’s investments directly with the issuers or with brokers or dealers selected by it in its discretion. See “Portfolio Transactions and Brokerage,” below. PIMCO also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Trust, periodic reports on the investment performance of each Fund.
Under the terms of the Investment Management Agreement, PIMCO is obligated to manage the Funds in accordance with applicable laws and regulations. The investment advisory services of PIMCO to the Trust are not exclusive under the terms of the Investment Management Agreement. PIMCO is free to, and does, render investment advisory services to others.
Following the expiration of the two year period commencing with the effectiveness of the Investment Management Agreement, it will continue in effect on a yearly basis provided such continuance is approved annually: (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board of Trustees; and (ii) by a majority of the independent Trustees. The Investment Management Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by PIMCO, on 60 days’ written notice by either party to the contract and will terminate automatically if assigned.
The Investing Funds indirectly pay a proportionate share of the management fees, or advisory, supervisory and administrative fees, as applicable, paid to PIMCO by the Underlying PIMCO Funds in which it invests.
As discussed in “Investment Objectives and Policies” above, the PIMCO Commodity Strategy Active Exchange-Traded Fund may pursue its investment objective by investing in the Subsidiary. The Subsidiary has entered into a separate contract with PIMCO whereby PIMCO provides investment advisory and other services to the Subsidiary (the “Subsidiary Advisory Contract”). In consideration of these services, the Subsidiary pays PIMCO a management fee at the annual rate of 0.69%. PIMCO has contractually agreed to waive the management fee it receives from the PIMCO Commodity Strategy Active Exchange-Traded Fund in an amount equal to the management fee paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO, and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The Subsidiary Advisory Contract will continue in effect until terminated. The Subsidiary Advisory Contract is terminable by either party thereto, without penalty, on 60 days’ prior written notice, and shall terminate automatically in the event: (i) it is “assigned” by PIMCO (as defined in the Investment Advisers Act of 1940, as amended (the “Advisers Act”)); or (ii) the Investment Management Agreement between the Trust, acting for and on behalf of the PIMCO Commodity Strategy Active Exchange-Traded Fund and PIMCO is terminated.
Pursuant to the Investment Management Agreement, PIMCO also provides the Funds with certain supervisory, administrative and shareholder services necessary for Fund operations and is responsible for the supervision of other Fund service providers (“Supervisory and Administrative Services”). PIMCO may in turn use the facilities or assistance of its affiliates to provide certain Supervisory and Administrative Services on terms agreed between PIMCO and such affiliates. The Supervisory and Administrative Services provided by PIMCO include but are not limited to: (1) shareholder servicing functions, including preparation of shareholder reports and communications; (2) regulatory compliance, such as reports and filings with the SEC and state securities commissions; and (3) general supervision of the operations of the Funds, including coordination of the services performed by the Funds’ transfer agent, custodian, legal counsel, independent registered public accounting firm, and others. PIMCO (or an affiliate of PIMCO) also furnishes the Funds with office space facilities required for conducting the business of the Funds, and pays the compensation of those officers, employees and Trustees of the Trust affiliated with PIMCO. In addition, PIMCO, at its own expense, arranges for the provision of legal, audit, custody, transfer agency and other services for the Funds, and is responsible for the costs of registration of the Trust’s shares, the printing of the Prospectuses and shareholder reports for current shareholders, the Listing Exchange fees and the Underlying Index licensing fees.

Management Fee Rates
PIMCO has contractually agreed to provide the foregoing services, and to bear these expenses, at the following rates (each expressed as a percentage of the Fund’s average daily net assets on an annual basis):
Fund(*)
Index Funds	Management Fee Rate
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%
Active Funds
PIMCO Active Bond Exchange-Traded Fund	0.55%
PIMCO Commodity Strategy Active Exchange-Traded Fund	0.79%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	0.46%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	0.36%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Multisector Bond Active Exchange-Traded Fund	0.65%
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	0.49%
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	0.84%
PIMCO Prime Limited Maturity Active Exchange-Traded Fund	0.25%
PIMCO Senior Loan Active Exchange-Traded Fund	0.70%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Ultra Short Government Active Exchange-Traded Fund	0.14%
(*)
As disclosed in the Funds’ prospectuses, the Funds may invest in certain PIMCO-advised money market funds and/or short-term bond funds (“Central Funds”), to the extent permitted by the 1940 Act, the rules thereunder or exemptive relief therefrom. The Central Funds are registered investment companies created for use solely by other series of registered investment companies advised by PIMCO, in connection with their cash management activities. The Central Funds do not pay an investment advisory fee to PIMCO in return for providing investment advisory services. However, when investing in a Central Fund, each such Fund has agreed that 0.005% of the advisory fee that such Fund is currently obligated to pay to PIMCO under its investment management agreement will be designated as compensation for the investment advisory services PIMCO provides to the applicable Central Fund. While the full impact of the Fund of Funds Rule and related regulatory changes is not yet known, these developments could affect the Funds’ ability to utilize the Central Funds. This could adversely impact the Funds’ investment strategies and operations. The Fund of Funds Rule and related regulatory changes are discussed in more detail above in the “Investment Objectives and Policies – Regulatory Matters” section.
Except for the expenses paid by PIMCO, the Trust bears all costs of its operations. The Funds are responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) securities lending fees and expenses; (vi) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; and (viii) organizational and offering expenses of the Trust and the Funds, and any other expenses, which are capitalized in accordance with generally accepted accounting principles.
The Investment Management Agreement may be terminated by the Trustees, or by a vote of a majority of the outstanding voting securities of the Trust or, with respect to a Fund, a Fund, at any time on 60 days’ written notice.

Following the expiration of the two-year period commencing with the effectiveness of the Investment Management Agreement, it may be terminated by PIMCO, also on 60 days’ written notice.
Management Fee Payments
The management fees paid by the Funds that were operational during the fiscal years ended June 30, 2023, 2022 and 2021 were as follows:
Fund	Year Ended 6/30/2023	Year Ended 6/30/2022	Year Ended 6/30/2021
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$7,001,264	$9,881,345	$9,126,133
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	2,360,956	2,605,225	1,468,742
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,336,781	1,539,666	1,269,399
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,068,405	600,748	573,751
PIMCO Active Bond Exchange-Traded Fund	17,892,463	22,453,592	21,833,960
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	378,766	430,106	251,911
PIMCO Commodity Strategy Active Exchange-Traded Fund	48,792	N/A	N/A
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	6,242,275	5,592,136	3,740,771
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	598,626	622,202	503,714
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	33,790,357	47,285,431	50,263,908
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	3,195,367	2,493,589	1,990,313
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,444,191	1,510,057	1,582,112
PIMCO Multisector Bond Active Exchange-Traded Fund	10,854	N/A	N/A
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	269,350	161,767	N/A
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	220,191	N/A	N/A
PIMCO Senior Loan Active Exchange-Traded Fund	835,811	27,126	N/A
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,945,605	1,856,541	1,057,851
PIMCO Ultra Short Government Active Exchange-Traded Fund	311	N/A	N/A
Management Fees Waived
PIMCO has contractually agreed, through October 31, 2024 (October 31, 2025 for the PIMCO Multisector Bond Active Exchange-Traded Fund), to waive its management fee, or reimburse each Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee fees exceed 0.0049% (the “Expense Limit”) (calculated as a percentage of the Fund’s average daily net assets). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the management fee waived or reimbursed as set forth above (the “Reimbursement Amount”) within thirty-six months of the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
In addition, PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its management fee by 0.12% of the average daily net assets of the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund. This waiver will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above (the “EMNT Fee Waiver Reimbursement Amount”) within thirty-six months of the date of the waiver, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total EMNT Fee Waiver Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
In addition, PIMCO has contractually agreed, through October 31, 2024, to waive or reduce its management fee by 0.10% of the average daily net assets of the PIMCO Municipal Income Opportunities Active Exchange-Traded Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above (the “MINO Fee Waiver Reimbursement Amount”) within thirty-six months of the date of the waiver, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total MINO Fee Waiver Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
In addition, PIMCO has contractually agreed, through October 31, 2025, to waive or reduce its management fee by 0.10% of the average daily net assets of the PIMCO Senior Loan Active Exchange-Traded Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above (the “LONZ Fee Waiver Reimbursement Amount”) within thirty-six months of the date of the waiver, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total LONZ Fee Waiver Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
In addition, PIMCO has contractually agreed, through October 31, 2024, to reduce its management fee by 0.15% of the average daily net assets of the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above (the “PRFD Fee Waiver Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit (calculated as a percentage of average daily net assets) (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total PRFD Fee Waiver Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
In addition, PIMCO has contractually agreed, through October 31, 2024, to reduce its management fee by 0.15% of the average daily net assets of the PIMCO Commodity Strategy Active Exchange-Traded Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above (the “CMDT Fee Waiver Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit (calculated as a percentage of average daily net assets) (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total CMDT Fee Waiver Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
PIMCO has contractually agreed to waive the management fee it receives from the PIMCO Commodity Strategy Active Exchange-Traded Fund in an amount equal to the management fee paid to PIMCO by the Subsidiary, which cannot be recouped. This waiver may not be terminated by PIMCO and will remain in effect for as long PIMCO manages the Fund.
In addition, PIMCO has contractually agreed, through October 31, 2025, to reduce its management fee by 0.10% of the average daily net assets of the PIMCO Multisector Bond Active Exchange-Traded Fund. In any month in which the investment management agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the management fee waived as set forth above (the “PYLD Fee Waiver Reimbursement Amount”) during the previous thirty-six months from the time of the waiver, provided that such amount paid to PIMCO will not: 1) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees pursuant to the Expense Limitation Agreement, exceed the Expense Limit (calculated as a percentage of average daily net assets) (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); 2) exceed the total PYLD Fee Waiver Reimbursement Amount; or 3) include any amounts previously reimbursed to PIMCO.
Management fees waived during the fiscal years ended June 30, 2023, 2022 and 2021 were as follows:
Fund	Year Ended 6/30/2023	Year Ended 6/30/2022	Year Ended 6/30/2021
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Active Bond Exchange-Traded Fund	$7,937	N/A	N/A
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Commodity Strategy Active Exchange-Traded Fund	117,940	N/A	N/A
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	20,814	$14,426	$149,444
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	202,142	209,609	169,688
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Multisector Bond Active Exchange-Traded Fund	93,225	N/A	N/A
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	55,695	112,408	N/A
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	131,763	N/A	N/A
PIMCO Senior Loan Active Exchange-Traded Fund	238,219	167,026	N/A
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Ultra Short Government Active Exchange-Traded Fund	38,336	N/A	N/A
Management fees, which had been waived, that were recouped during the fiscal years ended June 30, 2023, 2022 and 2021 were as follows:
Fund	Year Ended 6/30/2023	Year Ended 6/30/2022	Year Ended 6/30/2021
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Active Bond Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Commodity Strategy Active Exchange-Traded Fund	$79	N/A	N/A
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	66,494	$59,568	$39,847
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	8,148	8,469	6,856
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Multisector Bond Active Exchange-Traded Fund	25	N/A	N/A
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	2,693	1,618	N/A
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	1,284	N/A	N/A
PIMCO Senior Loan Active Exchange-Traded Fund	5,895	190	N/A
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	N/A	N/A	N/A
PIMCO Ultra Short Government Active Exchange-Traded Fund	5	N/A	N/A

PIMCO Proxy Voting Policies and Procedures
PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. The Trust has adopted the Proxy Policy of PIMCO when voting proxies on behalf of the Funds.
Policy Statement: The proxy voting policy is intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law; the policy applies to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority. The Policy is designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients.
Overview: PIMCO has adopted a written proxy voting policy (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. Proxies generally describe corporate action-consent rights (relative to fixed income securities) and proxy voting ballots (relative to fixed income or equity securities) as determined by the issuer or custodian. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to take appropriate action on client proxies that come to its attention. Each proxy is voted on a case-by-case basis, taking into account relevant facts and circumstances. When considering client proxies, PIMCO may determine not to vote a proxy in limited circumstances.
Equity Securities. The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities. PIMCO has retained an Industry Service Provider (“ISP”) to provide research and voting recommendations for proxies relating to equity securities in accordance with the ISP’s guidelines. By following the guidelines of an independent third party, PIMCO seeks to mitigate potential conflicts of interest PIMCO may have with respect to proxies covered by the ISP. PIMCO will follow the recommendations of the ISP unless: (i) the ISP does not provide a voting recommendation; or (ii) a portfolio manager or analyst decides to override the ISP’s voting recommendation. In either such case as described above, the Legal and Compliance department will review the proxy to determine whether an actual or potential conflict of interest exists. When the ISP does not provide a voting recommendation, the relevant portfolio manager or analyst will make a determination regarding how, or if, the proxy will be voted by completing required documentation.
Fixed Income Securities. Fixed income securities can be processed as proxy ballots or corporate action-consents at the discretion of the issuer/ custodian. Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions. When processed as proxy ballots, the ISP generally does not provide a voting recommendation and its role is limited to election processing and recordkeeping. In such instances, any elections would follow the standard process discussed above for equity securities. When processed as corporate action-consents, the Legal and Compliance department will review all election forms to determine whether an actual or potential conflict of interest exists with respect to the portfolio manager’s or analyst’s consent election. PIMCO’s Credit Research and Portfolio Management Groups are responsible for issuing recommendations on how to vote proxy ballots and corporation action-consents with respect to fixed income securities.
Resolution of Potential and Identified Conflicts of Interest. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a working group to assess and resolve the conflict (the “Proxy Working Group”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Working Group and/or other relevant procedures approved by PIMCO’s Legal and Compliance department or PIMCO’s Conflict Committee with respect to specific types of conflicts.
PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.
ISP Oversight. Consistent with its fiduciary obligations, PIMCO will perform periodic due diligence and oversight of ISPs engaged to provide PIMCO with proxy voting research and recommendations. PIMCO’s due diligence and oversight process includes, but is not limited to, the evaluation of: the ISP’s capacity and competency to provide proxy voting research and recommendations, including the adequacy and quality of the ISP’s operational infrastructure as it relates to its process for seeking timely input from issuers and its voting methodologies, and the ISP’s compliance program.
Sub-Adviser Engagement. As an investment manager, PIMCO may exercise its discretion to engage a Sub-Adviser to provide portfolio management services to certain Funds. Consistent with its management responsibilities, the Sub-Adviser will assume the authority for voting proxies on behalf of PIMCO for these Funds. Sub-Advisers may utilize third parties to perform certain services related to their portfolio management responsibilities. As a fiduciary, PIMCO will maintain oversight of the investment management responsibilities (which may include proxy voting) performed by the Sub-Adviser and contracted third parties.
Information about how PIMCO voted a Fund’s proxies for the most recent twelve-month period ended June 30th (Form N-PX) will be available no later than the following August 31st, without charge, upon request, by calling the Funds at 1-888-400-4ETF (1-888-400-4383), on the Funds’ website at www.pimcoetfs.com and on the SEC’s website at http://www.sec.gov.
Other PIMCO Information
PIMCO may from time to time develop methodologies for compiling and calculating a benchmark index. PIMCO may license or sell its intellectual property rights in such methodologies to third parties who may use such methodologies to develop a benchmark index. Such third parties may pay to PIMCO a portion of the subscription or licensing fees the third party receives in connection with such indices. PIMCO may pay out of its own resources a fee to such third parties for certain data related to such indices. A Fund may use such an index as the Fund’s primary or secondary benchmark index but would not bear any fees for such use.
Portfolio MANAGERS
Other Accounts Managed
The portfolio managers who are primarily responsible for the day-to-day management of the Funds also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated in the table below. The following table identifies, as of June 30, 2023 (unless otherwise indicated): (i) each portfolio manager of the Funds; (ii) the number of other registered investment companies, pooled investment vehicles and other accounts managed by the portfolio manager (exclusive of the Funds); and (iii) the total assets of such other companies, vehicles and accounts, and the number and total assets of such other companies, vehicles and accounts with respect to which the advisory fee is based on performance. The Fund(s) managed by each portfolio manager, including each Fund’s total assets, are listed in the footnotes following the table.
	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Agrawal[1]
Registered Investment Companies	0	$0.00	0	$0.00
Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00
Arora[2]
Registered Investment Companies	5	$14,926.78	0	$0.00
Pooled Investment Vehicles	13	$8,024.09	0	$0.00
Other Accounts	152	$24,850.24	0	$0.00
Bodereau[3]
Registered Investment Companies	2	$1,279.28	0	$0.00
Pooled Investment Vehicles	4	$5,478.46	0	$0.00
Other Accounts	1	$0.00	0	$0.00
Braun[4]

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Registered Investment Companies	4	$12,981.11	0	$0.00
Pooled Investment Vehicles	7	$2,863.55	0	$0.00
Other Accounts	143	$123,802.82	3	$1,419.49
Brons[5]
Registered Investment Companies	7	$3,241.40	0	$0.00
Pooled Investment Vehicles	25	$7,492.22	3	$1,097.74
Other Accounts	64	$104,915.19	10	$1,283.13
Bui[6]
Registered Investment Companies	0	$0.00	0	$0.00
Pooled Investment Vehicles	2	$6,566.85	2	$6,566.85
Other Accounts	1	$435.03	0	$0.00
Chiaverin[7]
Registered Investment Companies	3	$14,620.07	0	$0.00
Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	12	$2,037.95	0	$0.00
Christine[8]
Registered Investment Companies	21	$10,352.14	0	$0.00
Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	4	$57,471.30	0	$0.00
Crowley[9]
Registered Investment Companies	0	$0.00	0	$0.00
Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00
Devarajan[10]
Registered Investment Companies	0	$0.00	0	$0.00
Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00
DeWitt[11]
Registered Investment Companies	4	$13,561.85	0	$0.00
Pooled Investment Vehicles	3	$3,221.93	2	$3,042.98
Other Accounts	12	$2,418.80	2	$230.97
Dora[12]
Registered Investment Companies	0	$0.00	0	$0.00
Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00
Dorsten[13]
Registered Investment Companies	1	$181.66	0	$0.00
Pooled Investment Vehicles	11	$13,375.44	4	$7,047.39
Other Accounts	2	$2,948.60	1	$1,620.25
Duko[14]
Registered Investment Companies	4	$8,858.52	0	$0.00
Pooled Investment Vehicles	11	$2,234.04	0	$0.00
Other Accounts	2	$986.48	0	$0.00
Forgash[15]
Registered Investment Companies	5	$9,032.25	0	$0.00

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Pooled Investment Vehicles	26	$16,815.86	2	$7,098.36
Other Accounts	12	$2,896.56	2	$1,151.03
Hagedorn[16]
Registered Investment Companies	1	$4,570.05	0	$0.00
Pooled Investment Vehicles	2	$3,042.98	2	$3,042.98
Other Accounts	0	$0.00	0	$0.00
Hammer[17]
Registered Investment Companies	27	$11,913.99	0	$0.00
Pooled Investment Vehicles	8	$30,803.76	1	$192.48
Other Accounts	173	$14,110.68	0	$0.00
He18
Registered Investment Companies	15	$22,577.49	0	$0.00
Pooled Investment Vehicles	3	$717.55	1	$483.93
Other Accounts	7	$2,439.28	0	$0.00
Hyman[19]
Registered Investment Companies	7	$11,340.43	0	$0.00
Pooled Investment Vehicles	9	$2,326.05	2	$0.57
Other Accounts	29	$81,017.97	3	$5,883.31
Ivascyn[20]
Registered Investment Companies	20	$165,803.28	0	$0.00
Pooled Investment Vehicles	23	$92,053.82	10	$18,133.06
Other Accounts	29	$37,573.50	1	$314.95
Loriferne[21]
Registered Investment Companies	0	$0.00	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00
Martinez[22]
Registered Investment Companies	1	$1,908.31	0	$0.00
Other Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00
Miles[23]
Registered Investment Companies	1	$540.33	1	$540.33
Other Pooled Investment Vehicles	1	$540.33	0	$0.00
Other Accounts	1	$540.33	0	$0.00
Murata[24]
Registered Investment Companies	21	$169,632.16	0	$0.00
Other Pooled Investment Vehicles	22	$45,379.20	5	$9,569.39
Other Accounts	5	$1,014.08	0	$0.00
Pier[25]
Registered Investment Companies	8	$15,552.44	0	$0.00
Other Pooled Investment Vehicles	30	$18,337.29	2	$3,764.80
Other Accounts	35	$67,166.37	1	$275.83
Rennison[26]
Registered Investment Companies	17	$13,543.98	0	$0.00
Pooled Investment Vehicles	8	$1,655.56	3	$678.96

	Total Number of Accounts	Total Assets of All Accounts (in $millions)	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee (in $millions)
Other Accounts	1	$380.87	0	$0.00
Schneider[27]
Registered Investment Companies	17	$44,518.07	0	$0.00
Pooled Investment Vehicles	11	$26,459.83	0	$0.00
Other Accounts	34	$24,052.99	2	$948.03
Sharenow[28]
Registered Investment Companies	5	$12,114.97	0	$0.00
Pooled Investment Vehicles	17	$11,901.37	2	$3,042.98
Other Accounts	7	$950.28	1	$63.41
Vivas[29]
Registered Investment Companies	0	$0.00	0	$0.00
Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	0	$0.00	0	$0.00
Wittkop[30]
Registered Investment Companies	6	$21,596.46	0	$0.00
Pooled Investment Vehicles	0	$0.00	0	$0.00
Other Accounts	12	$4,168.22	0	$0.00
1
Mr. Agrawal co-manages the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund ($1,100.8 million) and the PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund ($742.0 million).
2
Mr. Arora co-manages the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund ($93.2 million) and the PIMCO Multisector Bond Active Exchange-Traded Fund ($63.0 million).
3
Mr. Bodereau co-manages the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund ($93.2 million).
4
Mr. Braun co-manages the PIMCO Active Bond Exchange-Traded Fund ($3,478.8 million) and the PIMCO Enhanced Low Duration Active Exchange-Traded Fund ($1,041.8 million).
5
Mr. Brons co-manages the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund ($150.8 million).
6
Ms. Bui co-manages the PIMCO Senior Loan Active Exchange-Traded Fund ($165.6 million).
7
Mr. Chiaverini co-manages the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund ($150.8 million) and the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund ($9,257.7 million).
8
Mr. Christine co-manages the PIMCO Short Term Municipal Bond Active Exchange-Traded Fund ($525.4 million), the PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund ($981.0 million) and the PIMCO Municipal Income Opportunities Active Exchange-Traded Fund ($68.6 million).
9
Mr. Crowley co-manages the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Trade Fund ($947.7 million).
10
Mr. Devarajan co-manages the PIMCO Multisector Bond Active Exchange-Trade Fund ($63.0 million).
11
Mr. DeWitt co-manages the PIMCO Commodity Strategy Active Exchange-Trade Fund ($198.7 million).
12
Mr. Dora co-manages the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund ($1,100.8 million), the PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund ($833.4 million), the PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund ($670.3 million), the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund ($947.7 million), the PIMCO Broad U.S. TIPS Index Exchange-Traded Fund ($131.4 million), the PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund ($742.0 million), the PIMCO Senior Loan Active Exchange-Traded Fund ($165.6 million) and the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund ($93.2 million).

13
Mr. Dorsten co-manages the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund ($947.7 million), the PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund ($833.4 million), the PIMCO Broad U.S. TIPS Index Exchange-Traded Fund ($131.4 million), the PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund ($670.3 million), the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund ($1,100.8 million) and the PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund ($742.0 million).
14
Mr. Duko co-manages the PIMCO Senior Loan Active Exchange-Traded Fund ($165.6 million) and the PIMCO Multisector Bond Active Exchange-Traded Fund ($63.0 million).
15
Mr. Forgash co-manages the PIMCO Senior Loan Active Exchange-Traded Fund ($165.6 million).
16
Mr. Hagedorn co-manages the PIMCO Commodity Strategy Active Exchange-Trade Fund ($198.7 million).
17
Mr. Hammer co-manages the PIMCO Short Term Municipal Bond Active Exchange-Traded Fund ($525.4 million), the PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund ($981.0 million) and the PIMCO Municipal Income Opportunities Active Exchange-Traded Fund ($68.6 million).
18
Mr. He co-manages the PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund ($833.4 million), the PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund ($670.3 million) and the PIMCO Broad U.S. TIPS Index Exchange-Traded Fund ($131.4 million).
19
Mr. Hyman co-manages the PIMCO Active Bond Exchange-Traded Fund ($3,478.8 million).
20
Mr. Ivascyn co-manages the PIMCO Multisector Bond Active Exchange-Traded Fund ($63.0 million).
21
Mr. Loriferne co-manages the PIMCO Preferred and Capital Securities Active Exchange-Traded Fund ($93.2 million).
22
Mr. Martinez co-manages the PIMCO Ultra Short Government Active Exchange-Traded Fund ($13.0 million).
23
Mr. Miles co-manages the PIMCO Ultra Short Government Active Exchange-Traded Fund ($13.0 million).
24
Mr. Murata co-manages the PIMCO Multisector Bond Active Exchange-Traded Fund ($63.0 million).
25
Ms. Pier co-manages the PIMCO Enhanced Low Duration Active Exchange-Traded Fund ($1,041.8 million).
26
Mr. Rennison co-manages the PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund ($947.7 million), the PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund ($833.4 million), the PIMCO Broad U.S. TIPS Index Exchange-Traded Fund ($131.4 million), the PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund ($670.3 million), the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund ($1,100.8 million) and the PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund ($742.0 million).
27
Mr. Schneider co-manages the PIMCO Active Bond Exchange-Traded Fund ($3,478.8 million), the PIMCO Commodity Strategy Active Exchange-Traded Fund ($198.7 million], the PIMCO Enhanced Low Duration Active Exchange-Traded Fund ($1,041.8 million), the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund ($150.8 million), the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund ($9,257.7 million) and the PIMCO Ultra Short Government Active Exchange-Traded Fund ($13.0 million). Mr. Schneider also manages the PIMCO Prime Limited Maturity Active Exchange-Traded Fund, which had commenced operations as of October 30, 2023.
28
Mr. Sharenow co-manages the PIMCO Commodity Strategy Active Exchange-Trade Fund ($198.7 million).
29
Effective January 11, 2023, Mr. Vivas co-manages the PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund ($1,100.8 million).
30
Mr. Wittkop co-manages the PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund ($150.8 million), the PIMCO Enhanced Short Maturity Active Exchange-Traded Fund ($9,257.7 million), the PIMCO Commodity Strategy Active Exchange-Traded Fund ($198.7 million) and the PIMCO Ultra Short Government Active Exchange-Traded Fund ($13.0 million).
Conflicts of Interest
From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information (“MNPI”) about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds. Investors should be aware that investments made by a Fund and the results achieved by a Fund at any given time are not expected to be the same as those made by other funds for which PIMCO acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a Fund. This may be attributable to a wide variety of factors, including, but not limited to, the use of a different strategy or portfolio management team, when a particular fund commenced operations or the size of a particular fund, in each case as compared to other similar funds. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Funds or accounts in which a Fund invests. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the investing account and/or PIMCO but detrimental to the underlying account. Such conflicts of interest could similarly in theory give rise to incentives for PIMCO to, among other things, vote proxies or purchase or redeem shares of the underlying account, or take other actions with respect to the underlying account, in a manner beneficial to the underlying account and/or PIMCO and that may or may not be detrimental to the investing account. For example, even if there is a fee waiver or reimbursement in place relating to a Fund’s investment in an underlying account, or relating to an investing account’s investment in a Fund, this will not necessarily eliminate all conflicts of interest, as PIMCO could nevertheless have a financial incentive to favor investments in PIMCO-affiliated funds and managers (for example, to increase the assets under management of PIMCO or a fund, product or line of business, or otherwise provide support to, certain funds, products or lines of business), which could also impact the manner in which certain transaction fees are set. Conversely, PIMCO’s duties to the Funds, as well as regulatory or other limitations applicable to the Funds, may affect the courses of action available to PIMCO-advised accounts (including certain Funds) that invest in the Funds in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments. To the extent portfolio managers of a Fund or other PIMCO-sponsored account acting as investing account come into possession of MNPI regarding a Fund that is a current or potential underlying account in connection with their official duties (including potentially serving as portfolio manager of one or more such underlying accounts), portfolio managers of the Fund (or other PIMCO-sponsored account) acting as investing account may not base trading decisions for such investing accounts on MNPI relating to any Fund acting as underlying account.
Because PIMCO is affiliated with Allianz SE, a large multi-national financial institution (together with its affiliates, “Allianz”), conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO (each, a “Client,” and collectively, the “Clients”). In addition, because certain Clients are affiliates of PIMCO or have investors who are affiliates or employees of PIMCO, PIMCO may have incentives to resolve conflicts of interest in favor of these Clients over other Clients.
Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of a portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.
Cross Trades. A potential conflict of interest may arise in instances where a Fund buys an instrument from a Client or sells an instrument to a Client (each, a “cross trade”). Such conflicts of interest may arise, among other reasons, as a result of PIMCO representing the interests of both the buying party and the selling party in the cross trade or because the price at which the instrument is bought or sold through a cross trade may not be as favorable as the price that might have been obtained had the trade been executed in the open market. PIMCO effects cross trades when appropriate pursuant to procedures adopted under applicable rules and SEC guidance. Among other things, such procedures require that the cross trade is consistent with the respective investment policies and investment restrictions of both parties and is in the best interests of both the buying and selling accounts.
Investment Opportunities. A potential conflict of interest may arise as a result of a portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for one or more Clients, including Clients with similar names, investment objectives and policies, and/or portfolio management teams, but may not be available in sufficient quantities for all accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Funds or other accounts may result in the Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another Client. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.
PIMCO seeks to allocate orders across eligible Client accounts with similar investment guidelines and investment styles fairly and equitably, taking into consideration relevant factors including, among others, applicable investment restrictions and guidelines, including regulatory restrictions; Client account-specific investment objectives, restrictions and other Client instructions, as applicable; risk tolerances; amounts of available cash; the need to rebalance a Client account’s portfolio (e.g., due to investor contributions and redemptions); whether the allocation would result in a Client account receiving a trivial amount or an amount below the established minimum quantity; regulatory requirements; the origin of the investment; the bases for an issuer’s allocation to PIMCO; and other Client account-specific factors. As part of PIMCO’s trade allocation process, portions of new fixed income investment opportunities are distributed among Client account categories where the relevant portfolio managers seek to participate in the investment. Those portions are then further allocated among the Client accounts within such categories pursuant to PIMCO’s trade allocation policy. Portfolio managers managing quantitative strategies and specialized accounts, such as those focused on international securities, mortgage-backed securities, bank loans, or other specialized asset classes, will likely receive an increased distribution of new fixed income investment opportunities where the investment involves a quantitative strategy or specialized asset class that matches the investment objective or focus of the Client account category. PIMCO seeks to allocate fixed income investments to Client accounts with the general purpose of maintaining consistent concentrations across similar accounts and achieving, as nearly as possible, portfolio characteristic parity among such accounts. Client accounts furthest from achieving portfolio characteristic parity typically receive priority in allocations. With respect to an order to buy or sell an equity security in the secondary market, PIMCO seeks to allocate the order across Client accounts with similar investment guidelines and investment styles fairly and equitably over time, taking into consideration the relevant factors discussed above.
Any particular allocation decision among Client accounts may be more or less advantageous to any one Client or group of Clients, and certain allocations will, to the extent consistent with PIMCO’s fiduciary obligations, deviate from a pro rata basis among Clients in order to address for example, differences in legal, tax, regulatory, risk management, concentration, exposure, Client guideline limitations and/or mandate or strategy considerations for the relevant Clients. PIMCO may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Clients, but not appropriate for other Clients, or are appropriate or suitable for, or available to, Clients but in different sizes, terms, or timing than is appropriate or suitable for other Clients. For example, some Clients have higher risk tolerances than other Clients, such as private funds, which, in turn, allows PIMCO to allocate a wider variety and/or greater percentage of certain types of investments (which may or may not outperform other types of investments) to such Clients. Further, the respective risk tolerances of different types of Clients may change over time as market conditions change. Those Clients receiving an increased allocation as a result of the effect of their respective risk tolerance may be Clients that pay higher investment management fees or that pay incentive fees. In addition, certain Client account categories focusing on certain types of investments or asset classes will be given priority in new issue distribution and allocation with respect to the investments or asset classes that are the focus of their investment mandate. PIMCO may also take into account the bases for an issuer’s allocation to PIMCO, for example, by giving priority allocations to Client accounts holding existing positions in the issuer’s debt if the issuer’s allocation to PIMCO is based on such holdings. PIMCO also may determine not to allocate to or purchase or sell for certain Clients all investments for which all Clients may be eligible. Legal, contractual, or regulatory issues and/or related expenses applicable to PIMCO or one or more Clients may result in certain Clients not receiving securities that may otherwise be appropriate for them or may result in PIMCO selling securities out of Client accounts even if it might otherwise be beneficial to continue to hold them. Additional factors that are taken into account in the distribution and allocation of investment opportunities to Client accounts include, without limitation: ability to utilize leverage and risk tolerance of the Client account; the amount of discretion and trade authority given to PIMCO by the Client; availability of other similar investment opportunities; the Client account’s investment horizon and objectives; hedging, cash and liquidity needs of the portfolio; minimum increments and lot sizes; and underlying benchmark factors. Given all of the foregoing factors, the amount, timing, structuring, or terms of an investment by a Client, including a Fund, may differ from, and performance may be lower than, investments and performance of other Clients, including those that may provide greater fees or other compensation (including performance-based fees or allocations) to PIMCO. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.
From time to time, PIMCO may take an investment position or action for one or more Clients that may be different from, or inconsistent with, an action or position taken for one or more other Clients having similar or differing investment objectives. These positions and actions may adversely impact, or in some instances may benefit, one or more affected Clients (including Clients that are PIMCO affiliates) in which PIMCO has an interest, or which pays PIMCO higher fees or a performance fee. For example, a Client may buy a security and another Client may establish a short position in that same security. The subsequent short sale may result in a decrease in the price of the security that the other Client holds. Similarly, transactions or investments by one or more Clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of another Client.
When PIMCO implements for one Client a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies of another Client, market impact, liquidity constraints or other factors could result in one or more Clients receiving less favorable trading results, the costs of implementing such portfolio decisions or strategies could be increased or such Clients could otherwise be disadvantaged. On the other hand, potential conflicts may also arise because portfolio decisions regarding a Client may benefit other Clients. For example, the sale of a long position or establishment of a short position for a Client may decrease the price of the same security sold short by (and therefore benefit) other Clients, and the purchase of a security or covering of a short position in a security for a Client may increase the price of the same security held by (and therefore benefit) other Clients.
Under certain circumstances, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment. In addition, to the extent permitted by applicable law, a Client may also engage in investment transactions that may result in other Clients being relieved of obligations, or that may cause other Clients to divest certain investments (e.g., a Client may make a loan to, or directly or indirectly acquire securities or indebtedness of, a company that uses the proceeds to refinance or reorganize its capital structure, which could result in repayment of debt held by another Client). Such Clients (or groups of Clients) may have conflicting interests and objectives in connection with such investments, including with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment and the timeframe for, and method of, exiting the investment. When making such investments, PIMCO may do so in a way that favors one Client over another Client, even if both Clients are investing in the same security at the same time. Certain Clients may invest on a “parallel” basis (i.e., proportionately in all transactions at substantially the same time and on substantially the same terms and conditions). In addition, other accounts may expect to invest in many of the same types of investments as another account. However, there may be investments in which one or more of such accounts does not invest (or invests on different terms or on a non-pro rata basis) due to factors such as legal, tax, regulatory, business, contractual or other similar considerations or due to the provisions of a Client’s governing documents. Decisions as to the allocation of investment opportunities among such Clients present numerous conflicts of interest, which may not be resolved in a manner that is favorable to a Client’s interests. To the extent an investment is not allocated pro rata among such entities, a Client could incur a disproportionate amount of income or loss related to such investment relative to such other Client.
In addition, Clients may invest alongside one another in the same underlying investments or otherwise pursuant to a substantially similar investment strategy as one or more other Clients. In such cases, certain Clients may have preferential liquidity and information rights relative to other Clients holding the same investments, with the result that such Clients will be able to withdraw/redeem their interests in underlying investments in priority to Clients who may have more limited access to information or more restrictive withdrawal/redemption rights. Clients with more limited information rights or more restrictive liquidity may therefore be adversely affected in the event of a downturn in the markets.
Further, potential conflicts may be inherent in PIMCO’s use of multiple strategies. For example, conflicts will arise in cases where different Clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more Clients may own private securities or obligations of an issuer and other Clients may own or seek to acquire private securities of the same issuer. For example, a Client may acquire a loan, loan participation or a loan assignment of a particular borrower in which one or more other Clients have an equity investment, or may invest in senior debt obligations of an issuer for one Client and junior debt obligations or equity of the same issuer for another Client.

PIMCO may also, for example, direct a Client to invest in a tranche of a structured finance vehicle, such as a CLO or CDO, where PIMCO is also, at the same or different time, directing another Client to make investments in a different tranche of the same vehicle, which tranche’s interests may be adverse to other tranches. PIMCO may also cause a Client to purchase from, or sell assets to, an entity, such as a structured finance vehicle, in which other Clients may have an interest, potentially in a manner that will have an adverse effect on the other Clients. There may also be conflicts where, for example, a Client holds certain debt or equity securities of an issuer, and that same issuer has issued other debt, equity or other instruments that are owned by other Clients or by an entity, such as a structured finance vehicle, in which other Clients have an interest.
In each of the situations described above, PIMCO may take actions with respect to the assets held by one Client that are adverse to the other Clients, for example, by foreclosing on loans, by putting an issuer into default, or by exercising rights to purchase or sell to an issuer, causing an issuer to take actions adverse to certain classes of securities, or otherwise. In negotiating the terms and conditions of any such investments, or any subsequent amendments or waivers or taking any other actions, PIMCO may find that the interests of a Client and the interests of one or more other Clients could conflict. In these situations, decisions over items such as whether to make the investment or take an action, proxy voting, corporate reorganization, how to exit an investment, or bankruptcy or similar matters (including, for example, whether to trigger an event of default or the terms of any workout) may result in conflicts of interest. Similarly, if an issuer in which a Client and one or more other Clients directly or indirectly hold different classes of securities (or other assets, instruments or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, decisions over the terms of any workout will raise conflicts of interests (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holder may be better served by a liquidation of the issuer in which it may be paid in full, whereas an equity or junior bond holder might prefer a reorganization that holds the potential to create value for the equity holders. In some cases PIMCO may refrain from taking certain actions or making certain investments on behalf of Clients in order to avoid or mitigate certain conflicts of interest or to prevent adverse regulatory or other effects on PIMCO, or may sell investments for certain Clients (in each case potentially disadvantaging the Clients on whose behalf the actions are not taken, investments not made, or investments sold). In other cases, PIMCO may not refrain from taking actions or making investments on behalf of certain Clients that have the potential to disadvantage other Clients. In addition, PIMCO may take actions or refrain from taking actions in order to mitigate legal risks to PIMCO or its affiliates or its Clients even if disadvantageous to a Client’s account. Moreover, a Client may invest in a transaction in which one or more other Clients are expected to participate, or already have made or will seek to make, an investment.
Additionally, certain conflicts may exist with respect to portfolio managers who make investment decisions on behalf of several different types of Clients. Such portfolio managers may have an incentive to allocate trades, time or resources to certain Clients, including those Clients who pay higher investment management fees or that pay incentive fees or allocations, over other Clients. These conflicts may be heightened with respect to portfolio managers who are eligible to receive a performance allocation under certain circumstances as part of their compensation.
From time to time, PIMCO personnel may come into possession of MNPI which, if disclosed, might affect an investor’s decision to buy, sell or hold a security. Should a PIMCO employee come into possession of MNPI with respect to an issuer, he or she generally will be prohibited from communicating such information to, or using such information for the benefit of, Clients, which could limit the ability of Clients to buy, sell or hold certain investments, thereby limiting the investment opportunities or exit strategies available to Clients. In addition, holdings in the securities or other instruments of an issuer by PIMCO or its affiliates may affect the ability of a Client to make certain acquisitions of or enter into certain transactions with such issuer. PIMCO has no obligation or responsibility to disclose such information to, or use such information for the benefit of, any person (including Clients).
PIMCO maintains one or more restricted lists of companies whose securities are subject to certain trading prohibitions due to PIMCO’s business activities. PIMCO may restrict trading in an issuer’s securities if the issuer is on a restricted list or if PIMCO has MNPI about that issuer. In some situations, PIMCO may restrict Clients from trading in a particular issuer’s securities in order to allow PIMCO to receive MNPI on behalf of other Clients. A Client may be unable to buy or sell certain securities until the restriction is lifted, which could disadvantage the Client. PIMCO may also be restricted from making (or divesting of) investments in respect of some Clients but not others. In some cases PIMCO may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice relating to certain securities if a security is restricted due to MNPI or if PIMCO is seeking to limit receipt of MNPI.

PIMCO may conduct litigation or engage in other legal actions on behalf of one or more Clients. In such cases, Clients may be required to bear certain fees, costs, expenses and liabilities associated with the litigation. Other Clients that are or were investors in, or otherwise involved with, the subject investments may or may not (depending on the circumstances) be parties to such litigation actions, with the result that certain Clients may participate in litigation actions in which not all Clients with similar investments may participate, and such non-participating Clients may benefit from the results of such litigation actions without bearing or otherwise being subject to the associated fees, costs, expenses and liabilities. PIMCO, for example, typically does not pursue legal claims on behalf of its separate accounts. Furthermore, in certain situations, litigation or other legal actions pursued by PIMCO on behalf of a Client may be brought against or be otherwise adverse to a portfolio company or other investment held by a Client.
The foregoing is not a complete list of conflicts to which PIMCO or Clients may be subject. PIMCO seeks to review conflicts on a case-by-case basis as they arise. Any review will take into consideration the interests of the relevant Clients, the circumstances giving rise to the conflict, applicable PIMCO policies and procedures, and applicable laws. Clients (and investors in the Funds) should be aware that conflicts will not necessarily be resolved in favor of their interests and may in fact be resolved in a manner adverse to their interests. PIMCO will attempt to resolve such matters fairly, but even so, matters may be resolved in favor of other Clients which pay PIMCO higher fees or performance fees or in which PIMCO or its affiliates have a significant proprietary interest. There can be no assurance that any actual or potential conflicts of interest will not result in a particular Client or group of Clients receiving less favorable investment terms in or returns from certain investments than if such conflicts of interest did not exist.
Conflicts like those described above may also occur between Clients, on the one hand, and PIMCO or its affiliates, on the other. These conflicts will not always be resolved in favor of the Client. In addition, because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described above may occur between clients of PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to PIMCO’s Clients. In many cases PIMCO will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect Client performance. In addition, certain regulatory or internal restrictions may prohibit PIMCO from using certain brokers or investing in certain companies (even if such companies are not affiliated with Allianz) because of the applicability of certain laws and regulations or internal Allianz policies applicable to PIMCO, Allianz SE or their affiliates. An account’s willingness to negotiate terms or take actions with respect to an investment may also be, directly or indirectly, constrained or otherwise impacted to the extent Allianz SE, PIMCO, and/or their affiliates, directors, partners, managers, members, officers or personnel are also invested therein or otherwise have a connection to the subject investment (e.g., serving as a trustee or board member thereof).
Certain service providers to the Funds are expected to be owned by or otherwise related to or affiliated with a Client, and in certain cases, such service providers are expected to be, or are owned by, employed by, or otherwise related to, PIMCO, Allianz SE, their affiliates and/or their respective employees, consultants and other personnel. PIMCO may, in its sole discretion, determine to provide, or engage or recommend an affiliate of PIMCO to provide, certain services to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular fund and applicable law, PIMCO or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, PIMCO faces a conflict of interest when selecting or recommending service providers for the Funds. Fees paid to an unaffiliated service provider will be determined in PIMCO’s commercially reasonable discretion, taking into account the relevant facts and circumstances, and consistent with PIMCO’s responsibilities. Although PIMCO has adopted various policies and procedures intended to mitigate or otherwise manage conflicts of interest with respect to affiliated service providers, there can be no guarantee that such policies and procedures (which may be modified or terminated at any time in PIMCO’s sole discretion) will be successful.
Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Portfolio Manager Compensation
PIMCO’s and its affiliates’ approach to compensation seeks to provide professionals with a compensation process that is driven by values of collaboration, openness, responsibility and excellence.
Generally, compensation packages consist of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for clients, among other factors. A portfolio manager’s compensation is not based solely on the performance of the Funds or any other account managed by that portfolio manager:
Base Salary –  Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.
Variable Compensation –  In addition to a base salary, portfolio managers have a variable component of their compensation, which is based on a combination of individual and company performance and includes both qualitative and quantitative factors. The following non-exhaustive list of qualitative and quantitative factors is considered when determining total compensation for portfolio managers:
●
Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund(s)) and relative to applicable industry peer groups and;
●
Amount and nature of assets managed by the portfolio manager.
The variable compensation component of an employee’s compensation may include a deferred component. The deferred portion will generally be subject to vesting and may appreciate or depreciate based on the performance of PIMCO and/or its affiliates. PIMCO’s Long-Term Incentive Plan provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period.
Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.
Securities Ownership
To the best of the Trust’s knowledge, the table below shows the dollar range of shares of the Funds beneficially owned as of June 30, 2023 (unless otherwise indicated), by each portfolio manager of the Funds.
Portfolio Manager	Funds Managed by Portfolio Manager[1]	Dollar Range of Shares Owned
Agrawal	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	None
	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	None
Arora	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	$10,001 - $50,000
	PIMCO Multisector Bond Active Exchange-Traded Fund	$10,001 - $50,000
Bodereau	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	None

Portfolio Manager	Funds Managed by Portfolio Manager[1]	Dollar Range of Shares Owned
Braun	PIMCO Active Bond Exchange-Traded Fund	Over $1,000,000
	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	None
Brons	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	None
Bui	PIMCO Senior Loan Active Exchange-Traded Fund	None
Chiaverini	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	$10,001 - $50,000
	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	None
Christine	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	None
	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	None
	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	None
Crowley	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	None
Devarajan	PIMCO Multisector Bond Active Exchange-Traded Fund	None
DeWitt	PIMCO Commodity Strategy Active Exchange-Traded Fund	$1 - $10,000
Dora	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	None
	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	None
	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	None
	PIMCO Senior Loan Active Exchange-Traded Fund	None
	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	$10,001 - $50,000

Portfolio Manager	Funds Managed by Portfolio Manager[1]	Dollar Range of Shares Owned
Dorsten	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	None
	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	None
	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	None
Duko	PIMCO Senior Loan Active Exchange-Traded Fund	None
	PIMCO Multisector Bond Active Exchange-Traded Fund	None
Forgash	PIMCO Senior Loan Active Exchange-Traded Fund	$50,001 - $100,000
Hagedorn	PIMCO Commodity Strategy Active Exchange-Traded Fund	$10,001 - $50,000
Hammer	PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	None
	PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	None
	PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	None
He	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	None
Hyman	PIMCO Active Bond Exchange-Traded Fund	None
Ivascyn	PIMCO Multisector Bond Active Exchange-Traded Fund	$100,001 - $500,000
Loriferne	PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	$10,001 - $50,000
Martinez	PIMCO Ultra Short Government Active Exchange-Traded Fund	None
Miles	PIMCO Ultra Short Government Active Exchange-Traded Fund	$10,001 - $50,000
Murata	PIMCO Multisector Bond Active Exchange-Traded Fund	None

Portfolio Manager	Funds Managed by Portfolio Manager[1]	Dollar Range of Shares Owned
Pier	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	None
	PIMCO Multisector Bond Active Exchange-Traded Fund	$1 - $10,000
Rennison	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	None
	PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	None
	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$1-$10,000
	PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	None
Schneider	PIMCO Active Bond Exchange-Traded Fund	None
	PIMCO Commodity Strategy Active Exchange-Traded Fund	None
	PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Over $1,000,000
	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Over $1,000,000
	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	None
	PIMCO Ultra Short Government Active Exchange-Traded Fund	None
Sharenow	PIMCO Commodity Strategy Active Exchange-Traded Fund	$100,001 - $500,000
Vivas	PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	None
Wittkop	PIMCO Commodity Strategy Active Exchange-Traded Fund	None
	PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	None
	PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	None
	PIMCO Ultra Short Government Active Exchange-Traded Fund	None
1
The following Fund has not commenced operations as of June 30, 2023: The PIMCO Prime Limited Maturity Active Exchange-Traded Fund will be managed as of it's respective inception date by Jerome Schneider.

Creations and Redemptions
The Trust issues and sells shares of the Funds only in Creation Units on a continuous basis through the Distributor (as defined below), without a sales load, at the NAV next determined after receipt of an order in proper form as described in the Participant Agreement (as defined below), on any Business Day (as defined below). The following table sets forth the number of shares of a Fund that constitute a Creation Unit for such Fund:
Fund	Creation Unit Size
PIMCO Prime Limited Maturity Active Exchange-Traded Fund	90,000
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	70,000
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	50,000
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
PIMCO Multisector Bond Active Exchange-Traded Fund	40,000
PIMCO Commodity Strategy Active Exchange-Traded Fund	25,000
PIMCO Active Bond Exchange-Traded Fund	20,000
PIMCO Enhanced Low Duration Active Exchange-Traded Fund
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
PIMCO Senior Loan Active Exchange-Traded Fund
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund
PIMCO Ultra Short Government Active Exchange-Traded Fund
In its discretion, PIMCO reserves the right to increase or decrease the number of a Fund’s shares that constitute a Creation Unit. The Board reserves the right to declare a split or a consolidation in the number of shares outstanding of a Fund, and to make a corresponding change in the number of shares constituting a Creation Unit, in the event that the per share price in the secondary market rises (or declines) to an amount that falls outside the range deemed desirable by the Board. Notwithstanding the foregoing, a Fund may sell or redeem shares in less than Creation Unit quantities on the day of consummation of a reorganization, merger, conversion or liquidation, and is not limited to transactions with Authorized Participants under these circumstances.
A “Business Day” with respect to the Funds is each day the New York Stock Exchange (“NYSE”) is open, which excludes weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Orders from Authorized Participants to create or redeem Creation Units will only be accepted on a Business Day.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess creation and redemption transactions that were initially processed at a NAV other than a Fund’s official closing NAV (as each may be subsequently adjusted), and to recover amounts from (or distribute amounts to) Authorized Participants based on the official closing NAV. The Trust reserves the right to advance the time by which creation and redemption orders must be received for same business day credit as otherwise permitted by the SEC.
Distributor
PIMCO Investments LLC (the “Distributor”) serves as the principal underwriter of the Trust’s shares pursuant to a distribution contract (“Distribution Contract”) with the Trust, which is subject to annual approval by the Board of Trustees. The Distributor is a wholly-owned subsidiary of PIMCO and an indirect subsidiary of Allianz Asset Management. The Distributor does not participate in the distribution of non-PIMCO managed products. Furthermore, representatives of the Distributor may also be employees or associated persons of PIMCO. Because of these affiliations with PIMCO, the interests of the Distributor may conflict with the interests of Fund shareholders. Additionally, certain representatives of the Distributor (“Account Managers”) may receive differing levels of compensation from the sale of various PIMCO products, which may create further conflicts of interest. Levels of compensation for Account Managers do not vary by share class within a PIMCO product, regardless of class differences relating to distribution-related fees, for sales at approved financial firms. Levels of compensation for Account Managers do not vary across products eligible for commissions that fall into a strategy bucket described below (i.e., Equity, Short Term, etc., other than certain PIMCO Variable Insurance Trust (“PVIT”) and PIMCO Equity Series VIT (“PESVIT”) sales). Account Managers are eligible to receive compensation, ascending generally by product type, with respect to sales of the following: PVIT and PESVIT Funds, Short Term Strategies, Select Strategies, and Equity Strategies (each as defined, from time to time, by the Distributor). For certain Account Managers, compensation payable on PVIT and PESVIT Funds equals compensation payable on Short Term Strategies, while, for others, compensation payable on Select Strategies may equal compensation payable on Equity Strategies in certain instances (based on overall Select Strategy sales levels, which vary based on volume). Additionally, Account Managers may receive commissions from the sale of PIMCO closed-end funds and discretionary special bonuses from the sale of certain products such as PIMCO exchange-traded funds, which may offer higher or lower sales-related compensation than the product types noted above. Account Managers eligible for such variable compensation may have a particular incentive to promote, recommend, or solicit the sale of particular Funds over other Funds or products, or other products over Funds of the Trust, which may give rise to a conflict of interest. Where such compensation is based on sales performance, the relevant metric is gross sales (with certain adjustments, including for certain redemptions), which may give the Account Manager a financial interest to market, recommend, or solicit a sale or holding (i.e., refraining from redeeming), if applicable, of certain products. Additionally, from time to time Account Managers may receive discretionary compensation based on sales and/or job performance. Where discretionary compensation is based on job performance, the Distributor uses metrics which are generally indicative of the Account Manager’s success in the areas of, among others, financial professional satisfaction and Account Manager product knowledge, responsiveness, and/or effectiveness. Under policies applicable to all Account Managers, no Account Manager is permitted to promote, recommend, or solicit the sale of one product over another solely because that product will provide higher revenue or compensation to PIMCO, the Distributor, or to the Account Manager.
The Distributor, located at 1633 Broadway, New York, NY 10019, is a broker-dealer registered with the SEC and is a member of FINRA. All account inquiries should be mailed to the Trust’s Transfer Agent, and should not be mailed to the Distributor.
The Distribution Contract is terminable with respect to a Fund without penalty, at any time, by such Fund by not more than 60 days’ nor less than 30 days’ written notice to the Distributor, or by the Distributor upon not more than 60 days’ nor less than 30 days’ written notice to the Trust. The Distributor distributes Creation Units for the Funds and does not maintain a secondary market in shares of the Funds. The Distributor is not obligated to sell any specific amount of Trust shares.
Following the expiration of the two-year period commencing with the effectiveness of the Distribution Contract, the Distribution Contract will continue in effect with respect to each Fund for successive one-year periods, provided that each such continuance is specifically approved: (i) by the vote of a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the Distribution Contract, the Investment Management Agreement or the Distribution and/or Servicing Plans (if any) described below; and (ii) by the vote of a majority of the entire Board of Trustees cast in person at a meeting called for that purpose. If the Distribution Contract is terminated (or not renewed) with respect to one or more Funds, it may continue in effect with respect to any Fund as to which it has not been terminated (or has been renewed).
Continuous Offering
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Funds on an ongoing basis, at any point a “distribution,” as such term is used in the 1933 Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the 1933 Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units, after placing an order with the Distributor, breaks the Creation Units down into constituent shares, and sells such shares directly to customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the 1933 Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the 1933 Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Funds are reminded that, pursuant to Rule 153 under the 1933 Act, a prospectus delivery obligation under Section 5(b)(2) of the 1933 Act owed to an exchange member in connection with a sale on the Listing Exchange is satisfied by the fact that the prospectus is available at the Listing Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.
Fund Deposit
The consideration for purchase of Creation Units may consist of: (i) Deposit Securities and the Cash Component, or, alternatively; (ii) the Cash Deposit. Together, the Deposit Securities and Cash Component or, alternatively, the Cash Deposit, constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of a Fund.
In the event a Fund requires Deposit Securities in consideration for purchasing a Creation Unit, the portfolio of securities comprising the Deposit Securities may be different than the portfolio of securities such Fund will deliver upon redemption of Fund shares.
In the event a Fund requires Deposit Securities and a Cash Component in consideration for purchasing a Creation Unit, the function of the Cash Component is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Component would be an amount equal to the difference between the NAV of the shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the value of the Deposit Securities, as determined by the Trust on the prior Business Day. If the Cash Component is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Component. If the Cash Component is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Component. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, which shall be the sole responsibility of the Authorized Participant. The Cash Component may also include a “Dividend Equivalent Payment,” which enables each Fund to make a complete distribution of dividends on the next dividend payment date, and is an amount equal, on a per Creation Unit basis, to the dividends on all the securities held by the Fund with ex-dividend dates within the accumulation period for such distribution (the “Accumulation Period”), net of expenses and liabilities for such period, as if all of the securities had been held by the Fund for the entire Accumulation Period. The Accumulation Period begins on the ex-dividend date for each Fund and ends on the next ex-dividend date.
PIMCO, through the National Securities Clearing Corporation (“NSCC”), makes available on each Business Day, prior to the opening of business (subject to amendments) on the Listing Exchange (currently 9:30 a.m., Eastern time), the identity and the required number of each Deposit Security and the amount of the Cash Component (or Cash Deposit) to be included in the current Fund Deposit (based on information from the end of the previous Business Day).
The Deposit Securities and Cash Component (or Cash Deposit) are subject to any adjustments, as described below, in order to effect purchases of Creation Units of a particular Fund until such time as the next-announced composition of the Deposit Securities and Cash Component (or Cash Deposit) is made available.
The identity and amount of the Deposit Securities and Cash Component (or Cash Deposit) changes pursuant to the changes in the composition of a Fund’s portfolio and as rebalancing adjustments are reflected from time to time by PIMCO with a view to the investment objective of that Fund. With respect to the Index Funds, the composition of the

Deposit Securities and the amount of the Cash Component (or Cash Deposit) may also change in response to adjustments to the weighting or composition of the component securities of an Index Fund’s Underlying Index.
The Trust may require the substitution of an amount of cash (a “cash-in-lieu” amount), or the substitution of a security, to replace any Deposit Security of a Fund that is a non-deliverable instrument. The amount of cash, or the value of the substituted security, contributed will be equivalent to the value of the instrument listed as a Deposit Security, as determined by the Trust. The Trust reserves the right to permit or require the substitution of a “cash-in-lieu” amount, or the substitution of a security, to be added to replace any Deposit Security. The Trust may permit a “cash-in-lieu” amount, or the substitution of a security, for any reason at the Trust’s sole discretion but is not required to do so. With respect to Index Funds, the adjustments to the proportions of Deposit Securities described above will reflect changes known to PIMCO, on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from stock splits and other corporate actions.
Procedures for Creating Creation Units
To be eligible to place orders with the Transfer Agent (defined below) and to create a Creation Unit of a Fund, an entity must be: (i) a “Participating Party,” i.e. a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”), a clearing agency that is registered with the SEC; or (ii) a DTC Participant, and must have executed an agreement with the Distributor (and accepted by the Transfer Agent), with respect to creations and redemptions of Creation Units (“Participant Agreement”) (discussed below). A Participating Party or DTC Participant who has executed a Participant Agreement is referred to as an “Authorized Participant.” All shares of the Funds, however created, will be entered on the records of DTC in the name of its nominee for the account of a DTC Participant.
Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all standard orders to create Creation Units of a Fund must be received by the Transfer Agent no later than the closing time of the regular trading session of the Listing Exchange (“Closing Time”) (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed for creation of Creation Units to be effected based on the NAV of shares of such Fund as next determined after receipt of an order in proper form. Orders requesting a change in the Deposit Securities and the amount of the Cash Component (or Cash Deposit) as disseminated through NSCC for that Business Day (collectively, “Non-Standard Orders”), generally must be received by the Transfer Agent, with respect to all Funds other than PIMCO Commodity Strategy Active Exchange-Traded Fund, no later than 3:30 p.m., Eastern time and with respect to PIMCO Commodity Strategy Active Exchange-Traded Fund, no later than 10:00 a.m., Eastern time. On days when the Listing Exchange closes earlier than normal (such as the day before a holiday), standard orders to create Creation Units must be placed by the earlier closing time and Non-Standard Orders to create Creation Units generally must be received no later than one (1) hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Non-Standard Orders until 4:00 p.m., Eastern time, or until the market close (in the event the Listing Exchange closes early). The date on which an order to create Creation Units (or an order to redeem Creation Units, as discussed below) is placed is referred to as the “Transmittal Date.” Orders must be transmitted by an Authorized Participant through the Transfer Agent’s electronic order system or by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.
All investor orders to create Creation Units shall be placed with an Authorized Participant in the form required by such Authorized Participant. In addition, an Authorized Participant may request that an investor make certain representations or enter into agreements with respect to an order (e.g., to provide for payments of cash). Investors should be aware that their particular broker may not have executed a Participant Agreement and, therefore, orders to create Creation Units of a Fund will have to be placed by the investor’s broker through an Authorized Participant. In such cases, there may be additional charges to such investor. A limited number of broker-dealers are expected to execute a Participant Agreement and only a small number of such Authorized Participants are expected to have international capabilities.
Creation Units may be created in advance of the receipt by a Fund of all or a portion of the Fund Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Fund Deposit and will be required to post collateral with the Fund consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Fund may use such collateral to buy the missing portion(s) of the Fund Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Fund of purchasing such missing portion(s) and the value of such collateral. The Fund will have no liability for any such shortfall. The Fund will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Transfer Agent and deposited into the Trust.
Orders for Creation Units that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.
Orders to create Creation Units of a Fund may be placed through the Clearing Process utilizing procedures applicable to funds holding U.S. investments (“Domestic Funds”) (see “Placement of Creation Orders Using Clearing Process”) or outside the Clearing Process utilizing the procedures applicable to either Domestic Funds or funds holding non-U.S. investments (“Global Funds”) (see “Placement of Creation Orders Outside Clearing Process—Domestic Funds” and “Placement of Creation Orders Outside Clearing Process—Global Funds”). In the event that a Fund includes both U.S. and non-U.S. investments, the time for submitting orders is as stated in the “Placement of Creation Orders Outside Clearing Process—Global Funds” and “Placement of Redemption Orders Outside Clearing Process—Global Funds” sections below.
Placement of Creation Orders Using Clearing Process
Generally, the “Settlement Date” for the Funds is either the next or the second (2nd) Business Day after the Transmittal Date (“T”), as specified by the Fund from time to time, unless the Fund and Authorized Participant agree to a different Settlement Date. Effective May 28, 2024, the typical Settlement Date for each Fund will be T+1, unless the Fund and Authorized Participant agree to a different Settlement Date.
The Participant Agreement authorizes the Transfer Agent to transmit to NSCC on behalf of the Participating Party such trade instructions as are necessary to effect the Participating Party’s creation order. Pursuant to such trade instructions from the Transfer Agent to NSCC, the Participating Party agrees to transfer the requisite Deposit Securities (or contracts to purchase such Deposit Securities that are expected to be delivered in a “regular way” manner by the Settlement Date) and the Cash Component to the Trust, together with such additional information as may be required by the Transfer Agent and the Distributor as set forth in the Participant Agreement. An order to create Creation Units of the Funds through the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cutoff Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed. All orders are subject to acceptance by the Distributor.
Placement of Creation Orders Outside Clearing Process—Domestic Funds
Fund Deposits created outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of Deposit Securities and the Cash Component. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the applicable Fund by no later than 1:00 p.m., Eastern time, on the Settlement Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered Deposit Securities, will be determined by the Trust, whose determination shall be final and binding. For Fund Deposits consisting of cash, the amount of cash must be transferred directly to the Custodian (defined below) through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 10:00 a.m., Eastern time, on the Settlement Date. An order to create Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than the Order Cutoff Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Transfer Agent does not receive both the requisite Deposit Securities and the Cash Component at least one (1) Business Day prior to the

Settlement Date, such order will be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit, as newly constituted to reflect the then current NAV of the applicable Fund. The delivery of Creation Units so created generally will occur no later than the applicable Settlement Date following the day on which the purchase order is deemed received by the Transfer Agent.
Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. See “Creation Transaction Fee” section below.
Placement of Creation Orders Outside Clearing Process—Global Funds
The Transfer Agent will inform the Distributor, PIMCO and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian. For each Fund, the Custodian will cause the sub-custodian of such Fund to maintain an account into which the Deposit Securities (or the cash value of all or part of such securities, in the case of a permitted or required cash purchase or “cash-in-lieu” amount) will be delivered. Deposit Securities must be delivered to an account maintained at the applicable local custodian. The Trust must also receive, on or before the contractual settlement date, immediately available or same day funds estimated by the Custodian to be sufficient to pay the Cash Component next determined after receipt in proper form of the purchase order, together with the creation transaction fee described below.
Once the Transfer Agent has accepted a creation order, the Transfer Agent will confirm the issuance of a Creation Unit of a Fund, at such NAV as will have been calculated after receipt in proper form of such order. The Transfer Agent will then transmit a confirmation of acceptance of such order.
Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities and the payment of the Cash Component and applicable transaction fee have been completed. When the sub-custodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant sub-custodian, the Distributor and PIMCO will be notified of such delivery and the Transfer Agent will issue and cause the delivery of the Creation Units.
Acceptance of Creation Orders
The Trust and the Distributor reserve the right to reject or revoke acceptance of a creation order transmitted to it in respect of a Fund, including, but not limited to, if (i) the order is not in proper form; (ii) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of such Fund; (iii) the Fund Deposit delivered is not as disseminated through the facilities of the NSCC for that date by PIMCO, as described above; (iv) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (v) the value of Creation Units to be created exceeds a purchase authorization limit afforded to the Authorized Participant by the Trust and the Authorized Participant has not deposited an amount in excess of such purchase authorization with the Custodian prior to 3:00 p.m. Eastern time, on the Transmittal Date; or (vi) in the event that circumstances outside the control of the Trust, the Transfer Agent, the Distributor or PIMCO make it, for all practical purposes, impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, facsimile and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, PIMCO, the Distributor, DTC, the Clearing Process, Federal Reserve, the Transfer Agent or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. Neither the Trust, Transfer Agent, Distributor nor PIMCO are under any duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.
All questions as to the number of shares of Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered and the amount and form of the Cash Component or Cash Deposit, as applicable, shall be determined by the Trust, and the Trust’s determination shall be final and binding.

Creation Transaction Fee
A purchase transaction fee may be imposed for the transfer and other transaction costs associated with the issuance of Creation Units of shares. An Authorized Participant submitting a creation order may be assessed a variable charge on its order up to a maximum amount as indicated in the table below. Authorized Participants will bear the costs of transferring Fund Deposits to the Trust. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged fees for such services. The table below sets forth the standard and variable creation transaction fees for the Funds. However, the Custodian may increase the standard creation transaction fee for administration and settlement of Non-Standard Orders requiring additional administrative processing by the Custodian.
Funds	Standard Creation Transaction Fee*	Maximum Variable Charge for Creations**
All Funds	$500	3.00%
*
Applicable to in-kind purchases only.
**
As a percentage of the net asset value per Creation Unit purchased, inclusive of the standard creation transaction fee (if imposed).
The standard creation transaction fee applies to any Creation Unit purchase that includes in-kind securities and is a fixed amount. The variable creation transaction fee may be imposed up to the maximum amount indicated in the table above. Actual transaction costs may vary depending on the time of day a purchase order is received or the nature of the securities to be purchased. PIMCO may adjust the Transaction Fee to ensure that a Fund collects the extra expenses associated with brokerage commissions and other expenses incurred by the Fund to acquire a Deposit Security not part of the Fund Deposit from the Authorized Participant.
Each Fund reserves the right to not impose a standard or variable creation transaction fee or to vary the amount of the variable creation transaction fee imposed, up to the maximum amount listed above, depending on the materiality of the Fund’s actual transaction costs incurred in purchasing securities with the cash received (in the case of a variable creation transaction fee) or where PIMCO believes that not imposing the standard or variable creation transaction fee or varying the variable creation transaction fee would be in a Fund’s and the Fund’s shareholders’ best interests. Considerations relevant to this determination include secondary market trading, Fund strategy, efficient rebalancing of the Index Funds in connection with an Underlying Index rebalancing and any other considerations PIMCO deems relevant to its determination of a Fund’s and the Fund’s shareholders’ best interests. To the extent a creation transaction fee is not charged, certain costs may be borne by the Fund.
Alternatively, in lieu of charging variable cash creation transaction fees, Authorized Participants may instead bear transfer and other transaction costs. For example, when a Fund purchases (or sells) securities and other instruments in connection with a cash creation/redemption and does not assess a variable cash creation/redemption transaction fee, the Authorized Participant generally will bear any associated transfer and other transaction costs, for the relevant securities and other instruments.
Redemption of Creation Units
Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Funds will not redeem shares in amounts less than Creation Units (except each Fund may redeem shares in amounts less than a Creation Unit on the day of consummation of a reorganization, merger, conversion or liquidation). Beneficial owners must accumulate enough shares to constitute a Creation Unit in order to have such shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Authorized Participants should expect to incur brokerage and other costs in connection with assembling a sufficient number of shares to constitute a redeemable Creation Unit. All redemptions are subject to the procedures contained in the applicable Participant Agreement.
With respect to a Fund, PIMCO, through the NSCC, makes available immediately prior to the opening of business on the Listing Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of each Fund’s securities and/or an amount of cash that will be delivered in exchange for a redemption request received in proper form

(as described below) on that day. A Fund’s securities received on redemption (“Fund Securities”) may include, with respect to an Index Fund, securities in different proportions than securities of the Underlying Index or may include securities not currently represented in the Underlying Index. Fund Securities received on redemption may not be identical to Deposit Securities that are used for the creation of Creation Units.
Unless cash-only redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit will generally consist of Fund Securities – as announced on the Business Day of the request for a redemption order received in proper form – plus cash in an amount equal to the difference between the NAV of the shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a redemption transaction fee, if applicable. Notwithstanding the foregoing, the Trust will substitute a “cash-in-lieu” amount, or another security, to replace any Fund Security that is a non-deliverable instrument. The Trust may also substitute Fund Securities to be received on redemption for cash in the event the Fund Securities are no longer available for transfer as of the redemption settlement date. The Trust may permit a “cash-in-lieu” amount, or the substitution of a security, for any other reason at the Trust’s sole discretion, but is not required to do so. The amount of cash, or the value of the substituted security, paid out in such cases will be equivalent to the value of the instrument listed as a Fund Security, as determined by the Trust. In the event that the Fund Securities have a value greater than the NAV of the shares, a compensating cash payment equal to the difference is required to be made by an Authorized Participant.
Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws, and each Fund reserves the right to redeem Creation Units for cash, or to substitute securities, to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemption or could not do so without first registering the Fund Securities under such laws. An Authorized Participant, or a beneficial owner of shares for which it is acting, subject to a legal restriction with respect to a particular Fund Security included in the redemption of a Creation Unit, may be paid an equivalent amount of cash or securities. This would specifically prohibit delivery of Fund Securities that, in reliance upon Rule 144A under the 1933 Act are not registered, to a redeeming beneficial owner of shares that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the 1933 Act. The Authorized Participant may request the redeeming beneficial owner of the shares to complete an order form or to enter into agreements with respect to such matters as compensating cash or securities payment.
The right of redemption may be suspended or the date of payment postponed with respect to a Fund: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal by the Fund of securities it owns or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC.
With respect to the Global Funds, foreign (non-U.S.) securities will settle in accordance with the normal rules of settlement of such securities in the applicable foreign (non-U.S.) market. Accordingly, the Settlement Date for certain foreign (non-U.S.) securities included in the Fund Securities for the Global Funds may be up to fifteen (15) days after the Transmittal Date for redemptions.
Redemption Transaction Fee
A redemption transaction fee may be imposed to offset transfer and other transaction costs. An Authorized Participant submitting a redemption order may be assessed a variable charge on its order up to a maximum amount as indicated in the table below. Authorized Participants will bear the costs of transferring Fund Securities or cash from the Trust to their account or on their order. Investors who use the services of an Authorized Participant, broker or other such intermediary may be charged fees for such services. A DTC Participant may be required to pay a higher transaction fee than would have been charged had the redemption been effected through the NSCC Clearing Process. The table below sets forth the standard and variable redemption transaction fees for the Funds. However, the Custodian may increase the standard redemption transaction fee for administration and settlement of Non-Standard Orders requiring additional administrative processing by the Custodian.
Funds	Standard Redemption Transaction Fee*	Maximum Variable Charge for Redemptions**
All Funds	$500	2.00%

*
Applicable to in-kind redemptions only.
**
As a percentage of the net asset value per Creation Unit redeemed, inclusive of the standard redemption transaction fee (if imposed).
The standard redemption transaction fee applies to any Creation Unit redemption that includes in-kind securities and is a fixed amount. The variable redemption transaction fee may be imposed up to the maximum amount indicated in the table above. Actual transaction costs may vary depending on the time of day a redemption order is received or the nature of the securities to be sold. PIMCO may adjust the transaction fee to ensure that a Fund collects the extra expenses associated with brokerage commissions and other expenses incurred by the Fund to acquire a Deposit Security not part of the Fund Deposit from the Authorized Participant.
Each Fund reserves the right to not impose a standard or variable redemption transaction fee or to vary the amount of the variable redemption transaction fee imposed, up to the maximum amount listed above, depending on the materiality of the Fund’s actual transaction costs incurred in selling securities to raise the cash amount redeemed (in the case of a variable redemption transaction fee) or where PIMCO believes that not imposing the standard or variable redemption transaction fee or varying the variable redemption transaction fee would be in a Fund’s and the Fund’s shareholders’ best interests. Considerations relevant to this determination include secondary market trading, Fund strategy, efficient rebalancing of the Index Funds in connection with an Underlying Index rebalancing and any other considerations PIMCO deems relevant to its determination of a Fund’s and the Fund’s shareholders’ best interests. To the extent a redemption transaction fee is not charged, certain costs may be borne by the Fund.
Alternatively, in lieu of charging variable cash creation transaction fees, Authorized Participants may instead bear transfer and other transaction costs. For example, when a Fund purchases (or sells) securities and other instruments in connection with a cash creation/redemption and does not assess a variable cash creation/redemption transaction fee, the Authorized Participant generally will bear any associated transfer and other transaction costs, for the relevant securities and other instruments.
Placement of Redemption Orders Using Clearing Process
Orders to redeem Creation Units of a Fund through the Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement. An order to redeem Creation Units of a Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of a Fund using the Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time will be deemed received on the next Business Day immediately following the Transmittal Date. Orders requesting a change in the Fund Securities as disseminated through NSCC for that Business Day, a substitution of a “cash-in-lieu” amount or an all-cash payment generally must be received, with respect to all Funds other than PIMCO Commodity Strategy Active Exchange-Traded Fund, no later than 3:30 p.m. Eastern time and with respect to PIMCO Commodity Strategy Active Exchange-Traded Fund, no later than 10:00 a.m., Eastern time. On days when the Listing Exchange closes earlier than normal (such as the day before a holiday), orders to redeem Creation Units must be placed by the earlier closing time and cash redemption orders generally must be received by the Transfer Agent no later than one (1) hour prior to the earlier closing time. Notwithstanding the foregoing, the Trust may, but is not required to, permit Non-Standard Orders or all-cash payments until 4:00 p.m., Eastern time, or until the market close (in the event the Listing Exchange closes early). The requisite Fund Securities (or contracts to purchase such Fund Securities which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the applicable Settlement Date following the date on which such request for redemption is deemed received.
An Authorized Participant submitting a redemption request is deemed to represent to the Trust that it (or its client) (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Fund shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Fund shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such Fund shares to the Trust. The Trust reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from an Authorized Participant in connection with higher levels of redemption activity and/or a short interest in a Fund. If the Trust determines, based on information available to the Trust when a redemption request is submitted by an Authorized Participant, that: (i) the short interest of the Fund in the marketplace is greater than or equal to 100%; and (ii) the orders in the aggregate from all Authorized Participants redeeming Fund shares on a Business Day represent 25% or more of the outstanding shares of the Fund, such Authorized Participant will be required to verify to the Trust the accuracy of its representations that are deemed to have been made by submitting a request for redemption. If, after receiving notice of the verification requirement, the Authorized Participant does not sufficiently verify the accuracy of its representations, as determined by the Trust, that are deemed to have been made by submitting a request for redemption in accordance with this requirement, its redemption request will be considered not to have been received in proper form and may be rejected by the Trust.
In the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Transfer Agent, on behalf of a Fund, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral having a value (marked-to-market daily) at least equal to 115% of the value of the missing shares. The current procedures for collateralization of missing shares require, among other things, that any collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Transfer Agent and marked-to-market daily, and that the fees of the Transfer Agent in respect of the delivery, maintenance and redelivery of the collateral shall be payable by the Authorized Participant. The Trust is permitted, on behalf of the Funds, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time without notice to the Authorized Participant and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.
The calculation of the value of the Fund Securities and/or Cash Redemption Amount to be delivered upon redemption will be made by the Transfer Agent according to the NAV calculation set forth under “Net Asset Value” below, computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant by the specified time on the Transmittal Date, and the requisite number of shares of the applicable Fund are delivered to the Transfer Agent prior to 1:00 p.m. Eastern time on the Settlement Date, then the value of the Fund Securities and the Cash Redemption Amount to be delivered will be determined by the Transfer Agent on such Transmittal Date. A redemption order must be submitted in proper form. If the requisite number of shares of the applicable Fund are not delivered by 1:00 p.m. Eastern time on the Settlement Date, such Fund will not release the Fund Securities for delivery unless collateral is posted in the amount of 115% of the missing shares (marked-to-market daily).
Placement of Redemption Orders Outside Clearing Process—Domestic Funds
Orders to redeem Creation Units of a Fund outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of a Fund to be effected outside the Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of a Fund outside the Clearing Process is deemed received by the Transfer Agent on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m. Eastern time on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of shares of Creation Units specified in such order, which delivery must be made through DTC to the Transfer Agent no later than 1:00 p.m., Eastern time, on the Settlement Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed.
After the Transfer Agent has deemed an order for redemption outside the Clearing Process received, the Transfer Agent will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities), which are expected to be delivered by the applicable Settlement Date and the cash redemption payment to the redeeming Beneficial Owner by the applicable Settlement Date following the Transmittal Date on which such redemption order is deemed received by the Transfer Agent. Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process. See “Redemption Transaction Fee” section above.

Placement of Redemption Orders Outside Clearing Process—Global Funds
Redemption orders for Creation Units of a Global Fund will not be made through the DTC system. Redemptions of shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and a Fund (whether or not it otherwise permits or requires cash redemptions) reserves the right to redeem Creation Units for cash.
In connection with taking delivery of shares for Fund Securities upon redemption of Creation Units, a redeeming shareholder or entity acting on behalf of a redeeming shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. If neither the redeeming shareholder nor the entity acting on behalf of a redeeming shareholder has appropriate arrangements to take delivery of the Fund Securities in the applicable foreign jurisdiction and it is not possible to make other such arrangements, or if it is not possible to effect deliveries of the Fund Securities in such jurisdictions, the Trust may, in its discretion, exercise its right to redeem such shares in cash, and the redeeming shareholder will be required to receive its redemption proceeds in cash.
Regular Foreign Holidays. The Global Funds generally intend to effect deliveries of Creation Units and Fund Securities consistent with the Settlement Date described above. In connection with redemptions, the Global Funds may effect deliveries of certain Fund Securities on a basis other than the ordinary Settlement Date in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Global Funds to effect in-kind redemptions by the ordinary Settlement Date following receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of certain Fund Securities (as applicable), there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle, with respect to the affected Fund Securities, may be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Global Funds from delivering certain Fund Securities within normal settlement periods. The securities delivery cycles currently practicable for transferring Fund Securities to redeeming Authorized Participants, coupled with foreign market holiday schedules, will require a delivery process longer than seven (7) calendar days for the Global Funds, in certain circumstances. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. The timing of settlement may also be affected by the proclamation of new holidays, the treatment by market participants of certain days as “informal holidays” (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices. Because the portfolio securities of the Global Funds may trade on days that the Listing Exchange is closed or on days that are not Business Days for the Funds, Authorized Participants may not be able to redeem their shares of a Fund, or to purchase and sell shares of a Fund on the Listing Exchange, on days when the NAV of the Fund could be significantly affected by events in the relevant non-U.S. markets.
Distribution and Servicing (12b-1) Plan
The Trust has adopted a Distribution and Servicing (12b-1) Plan (the “12b-1 Plan”) with respect to shares of the Funds to permit the implementation of the Funds’ method of distribution. However, no 12b-1 Plan fee is currently charged to the Funds, and there are no plans in place to impose a 12b-1 Plan fee.
Under the terms of the 12b-1 Plan, the Trust is permitted to compensate, out of a Fund’s assets, in amounts up to an annual rate of 0.25% of the average daily net assets of a Fund’s shares, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the shares and/or the provision of certain shareholder services to its customers that invest in shares of such Fund. Such services may include, but are not limited to, the following: marketing and promotional services including advertising; providing facilities to answer questions from prospective investors about the Funds; receiving and answering correspondence or responding to shareholder inquiries, including requests for prospectuses and statements of additional information; preparing, printing and delivering prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of shares; and assisting investors in completing application forms and selecting account options.

Fees paid pursuant to the 12b-1 Plan may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute “service fees” for purposes of applicable rules of the FINRA. The 12b-1 Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.
The 12b-1 Plan provides that it may not be amended to materially increase the costs which shareholders may bear under the 12b-1 Plan without the approval of a majority of the outstanding voting securities of such Fund and by vote of a majority of both: (i) the Trustees of the Trust; and (ii) those Trustees who are not “interested persons” of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or any agreements related to it (the “Disinterested Trustees”), cast in person at a meeting called for the purpose of voting on the 12b-1 Plan and any related amendments. The 12b-1 Plan provides that it may not take effect until approved by vote of a majority of both: (i) the Trustees of the Trust; and (ii) the Disinterested Trustees defined above.
Following the expiration of the one-year period commencing with the effectiveness of the 12b-1 Plan, the 12b-1 Plan shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Disinterested Trustees defined above. The 12b-1 Plan provides that any person authorized to direct the disposition of monies paid or payable pursuant to the 12b-1 Plan or any related agreement shall provide to the Trustees, and the Board of Trustees shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.
Rules of the FINRA limit the amount of distribution fees that may be paid by management investment companies. “Service fees,” defined to mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to the 12b-1 Plan will qualify as “service fees” and therefore will not be limited by FINRA rules which limit distribution fees. However, service fees are limited by FINRA rules that limit service fees to 0.25% of a Fund’s average annual net assets.
In addition, the Distributor, PIMCO and their affiliates also may make payments out of their own resources, at no cost to the Funds, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of shares of the Funds. The payments described in this section may be significant to the payors and the payees.
Additional Information About the Shares
Financial Intermediary Compensation.
Revenue Sharing/Marketing Support. The Distributor or PIMCO (for purposes of this subsection only, collectively, “PIMCO”) makes payments and provides other incentives to financial firms as compensation for services such as providing the Funds with “shelf space,” or a higher profile for the financial firms’ financial professionals and their customers, placing the Funds on the financial firms’ preferred or recommended fund list or otherwise identifying the Funds as being part of a complex to be accorded a higher degree of marketing support than complexes whose distributor or investment adviser is not making such payments, granting PIMCO access to the financial firms’ financial professionals (including through the firms’ intranet websites or other proprietary communications systems and channels) in order to promote the Funds, promotions in communications with financial firms’ customers such as in the firms’ internet websites or in customer newsletters, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. The actual services provided, and the payments made for such services, vary from firm to firm. These payments may be significant to the financial firms.
A number of factors are considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a Fund and/or all of the Funds and/or other funds sponsored by PIMCO together, during a specified period of time. PIMCO also makes payments to one or more financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the Funds and the quality of the financial firm’s relationship with PIMCO and/or its affiliates. The Distributor also makes payments to one or more financial firms based on the levels of the advisory fees to the Funds.
The additional payments described above are made from PIMCO’s (or its affiliates’) own assets (and sometimes, therefore referred to as “revenue sharing”) pursuant to agreements with financial firms and do not change the price paid by investors for the purchase of a Fund’s shares or the amount a Fund will receive as proceeds from such sales. These payments may be made to financial firms (as selected by PIMCO) that have sold significant amounts of shares of the Funds or other PIMCO-sponsored funds. In certain cases, the payments described above may be subject to minimum payment levels or vary based on the management fee or total expense ratio of the relevant Fund(s).
Model Portfolios. Payments for revenue sharing, in certain circumstances, may also be made to financial firms in connection with the distribution of model portfolios developed by PIMCO, such as through inclusion of such model portfolios on a financial firm’s platform, as well as in connection with the marketing and sale of, and/or product training regarding such model portfolios, or servicing of accounts tracking such model portfolios. Such payments may be flat fee payments for “platform support” as defined below, or other payments in the form of a flat fee or a per position fee, or may relate to the amount of assets a financial firm’s clients have invested in the Funds, the management fee, the total expense ratio (not including interest expense), or sales of the Funds in such PIMCO-developed models. Some financial firms also provide related data regarding transactions in specific model portfolios, Funds and investment strategies to PIMCO in exchange for a fee.
Ticket Charges. In addition to the payments described above, PIMCO makes payments to financial firms in connection with certain transaction fees (also referred to as “ticket charges”) incurred by the financial firms.
Event Support; Other Non-Cash Compensation; Charitable Contributions. In addition to the payments described above, PIMCO pays and/or reimburses, at its own expense, financial firms’ sponsorship and/or attendance at conferences, elite performer gatherings, seminars or informational meetings (which may include events held through video technology, to the extent permitted by applicable regulation) (“event support”), provides financial firms or their personnel with occasional tickets to events or other entertainment (which, in some instances, is held virtually), meals and small gifts and pays or provides reimbursement for reasonable travel and lodging expenses for attendees of PIMCO educational events (“other non-cash compensation”), and makes charitable contributions to valid charitable organizations at the request of financial firms (“charitable contributions”) to the extent permitted by applicable law, rules and regulations.
Visits; Training; Education. In addition to the payments described above, wholesale representatives and employees of PIMCO or its affiliates visit financial firms on a regular basis to educate financial professionals and other personnel about the Funds and to encourage the sale or recommendation of Fund shares to their clients. PIMCO may also provide (or compensate consultants or other third parties to provide) other relevant training and education to a financial firm’s financial professionals and other personnel.
Platform Support; Consultant Services. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies, which may be used for their platform development, maintenance, improvement and/or the availability of services including, but not limited to, platform education and communications, relationship management support, development to support new or changing products, eligibility for inclusion on sample fund line-ups, trading or order taking platforms and related infrastructure/technology and/or legal, risk management and regulatory compliance infrastructure in support of investment-related products, programs and services (collectively, “platform support”). Such payments may relate to the amount of assets a financial firm’s clients have invested in the Funds or other PIMCO-advised funds. In certain instances, platform support payments are made for the purpose of supporting services provided by a financial firm’s servicing of shareholder accounts, including, but not limited to, handling toll-free telephone inquiries, processing shareholder communications, and providing information to shareholders on their investments. Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates. Although platform support payments are not primarily intended to compensate financial firms for distribution of Fund shares or to encourage the sale of Fund shares, these payments may provide an additional incentive to certain financial firms to actively promote the sale of Fund shares and retain positions in the Funds in anticipation of increasing or retaining platform support payments. Some platform support arrangements also may entitle the Distributor or PIMCO to ancillary benefits such as reduced fees to attend a financial firm’s event or conference or elimination of one-time setup fees, such as CUSIP charges that financial firms otherwise may charge. In addition, PIMCO may pay investment consultants or their affiliated companies for certain services including technology, operations, tax, or audit consulting services and may pay such firms for PIMCO’s attendance at investment forums sponsored by such firms (collectively, “consultant services”).

Data. PIMCO also may make payments or reimbursements to financial firms or their affiliated companies for various studies, surveys, industry data, research and information about, and contact information for, particular financial professionals who have sold, or may in the future sell, shares of the Funds or other PIMCO-advised funds (i.e., “data”). Such payments may relate to the amount of assets a financial firm’s clients have invested in the Funds or other PIMCO-advised funds.
Payments. Payments for items including event support, platform support, data and consultant services (but not including certain account services, discussed below), as well as revenue sharing, are, in certain circumstances, bundled and allocated among these categories in PIMCO’s discretion. The financial firms receiving such bundled payments may characterize or allocate the payments differently from PIMCO’s internal allocation. In addition, payments made by PIMCO to a financial firm and allocated by PIMCO to a particular category of services can in some cases result in benefits related to, or enhance the eligibility of PIMCO or a Fund to receive, services provided by the financial firm that may be characterized or allocated to one or more other categories of services.
As of September 1, 2023, PIMCO anticipates that the firms that will receive the additional payments for marketing support, shelf space or other services as described above include:

BNY Mellon
Carson Wealth Management
Envestment Asset Management, Inc.
Fidelity Brokerage Services, LLC
Fidelity Investments Institutional Operations Company, LLC
Interactive Brokers LLC
Morgan Stanley Smith Barney LLC
National Financial Services, LLC
Orion Portfolio Solutions, LLC
Pershing LLC
Raymond James & Associates, Inc.
Raymond James Financial Services, Inc.
Riskalyze, Inc.
SMArtX Advisory Solutions, LLC
UBS Financial Services, Inc.
PIMCO expects that additional firms may be added to this list from time to time or may receive one-time payments without anticipation of receiving future additional payments.
Subject to applicable law, PIMCO and its affiliates may also provide investment advisory services to financial firms and their affiliates and may execute brokerage transactions on behalf of the Funds with such financial firms’ affiliates. These financial firms or their affiliates may, in the ordinary course of their financial firm business, recommend that their clients utilize PIMCO’s investment advisory services or invest in the Funds or in other products sponsored or distributed by PIMCO or its affiliates.
If investment advisers, distributors or affiliated persons of funds make payments and provide other incentives in differing amounts, financial firms and their financial professionals may have financial incentives for recommending a particular fund over other funds. You should review carefully any disclosure by the financial firm or plan recordkeepers as to its compensation.
No dividend reinvestment service is provided by the Trust. Financial firms may make available the DTC book-entry Dividend Reinvestment Service for use by beneficial owners of Fund shares for reinvestment of their dividend distributions. Beneficial owners should contact their financial firm to determine the availability and costs of the service and the details of participation therein. Financial firms may require beneficial owners to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and net capital gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

Request for Multiple Copies of Shareholder Documents
To reduce expenses, it is intended that only one copy of a Fund’s Prospectus and each annual and semi-annual report or notice of availability, when available, will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please contact the financial intermediary through which you hold your shares.
Portfolio Transactions And Brokerage
Investment Decisions and Portfolio Transactions
Investment decisions for the Trust and for the other investment advisory clients of PIMCO are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Trust). Some securities considered for investments by the Funds also may be appropriate for other clients served by PIMCO. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time, including accounts in which PIMCO, its officers or employees may have a financial interest. If a purchase or sale of securities consistent with the investment policies of a Fund and one or more of these clients served by PIMCO is considered at or about the same time, transactions in such securities will be allocated among the Fund and other clients pursuant to PIMCO’s trade allocation policy that is designed to ensure that all accounts, including the Funds, are treated fairly, equitably, and in a non-preferential manner, such that allocations are not based upon fee structure or portfolio manager preference.
Where applicable, PIMCO considers relevant ESG factors in its investment research process with the goal of enhancing risk-adjusted returns. Integrating relevant factors into the evaluation process does not mean that ESG related information is the sole or primary consideration for an investment decision. PIMCO’s portfolio managers and analyst teams consider a variety of factors including the materiality of those factors to make investment decisions. Where material, ESG factors can be important considerations when evaluating long-term investment opportunities and risks for asset classes, where applicable. The materiality of ESG considerations to investment decisions typically varies across asset classes, strategies, products and valuations.
PIMCO may acquire on behalf of its clients (including the Trust) securities or other financial instruments providing exposure to different aspects of the capital and debt structure of an issuer, including without limitation those that relate to senior and junior/subordinate obligations of such issuer. In certain circumstances, the interests of those clients exposed to one portion of the issuer’s capital and debt structure may diverge from those clients exposed to a different portion of the issuer’s capital and debt structure. PIMCO may advise some clients or take actions for them in their best interests with respect to their exposures to an issuer’s capital and debt structure that may diverge from the interests of other clients with different exposures to the same issuer’s capital and debt structure. PIMCO may aggregate orders for the Funds with simultaneous transactions entered into on behalf of other clients of PIMCO when, in PIMCO’s reasonable judgment, aggregation may result in an overall economic benefit to the Funds and other clients in terms of pricing, brokerage commissions or other expenses. When feasible, PIMCO allocates trades prior to execution.
When pre-execution allocation is not feasible, PIMCO promptly allocates trades following established and objective procedures. Allocations generally are made at or about the time of execution and before the end of the trading day. As a result, one account may receive a price for a particular transaction that is different from the price received by another account for a similar transaction on the same day. In general, trades are allocated among portfolio managers on a pro rata basis (to the extent a portfolio manager decides to participate fully in the trade), for further allocation by each portfolio manager among that manager’s eligible accounts. In allocating trades among accounts, portfolio managers generally consider a number of factors, including, but not limited to, each account’s deviation (in terms of risk exposure and/or performance characteristics) from a relevant model portfolio, each account’s investment objectives, restrictions and guidelines, its risk exposure, its available cash, and its existing holdings of similar securities. Once trades are allocated, they may be reallocated only in unusual circumstances due to recognition of specific account restrictions.
In some cases, PIMCO may sell a security on behalf of a client, including the Funds, to a broker-dealer that thereafter may be purchased for the accounts of one or more of PIMCO’s other clients, including the Funds, from that or another broker-dealer. PIMCO has adopted procedures it believes are reasonably designed to obtain the best execution for the transactions by each account.
Brokerage and Research Services
There is generally no stated commission in the case of fixed income securities, which are often traded in the OTC markets, but the price paid by the Trust usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States.
PIMCO places all orders for the purchase and sale of portfolio securities, options and futures contracts for the relevant Fund and buys and sells such securities, options and futures for the Trust through a substantial number of brokers and dealers. In so doing, PIMCO uses its best efforts to obtain for the Trust the best execution available. In seeking best execution, PIMCO, having in mind the Trust’s best interests, considers all factors it deems relevant, including, by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker-dealer involved and the quality of service rendered by the broker-dealer in other transactions. Changes in the aggregate amount of brokerage commissions paid by a Fund from year-to-year may be attributable to changes in the asset size of the Fund, the volume of portfolio transactions effected by the Fund, the types of instruments in which the Fund invests, or the rates negotiated by PIMCO on behalf of the Funds. Although a Fund may use financial firms that sell Fund shares to effect transactions for the Fund’s portfolio, neither the Fund nor PIMCO will consider the sale of Fund shares as a factor when choosing financial firms to effect those transactions.
PIMCO places orders for the purchase and sale of portfolio investments for the Funds’ accounts with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities for the account of the Funds, PIMCO will seek the best execution of the Funds’ orders. In doing so, a Fund may pay higher commission rates than the lowest available when PIMCO believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. Although the Trust may use broker-dealers that sell Fund shares to effect the Trust’s portfolio transactions, the Trust and PIMCO will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.
It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, PIMCO may receive research services from many broker-dealers with which PIMCO places the Trust’s portfolio transactions. These services, which in some cases also may be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Such information may be provided in the form of meetings with analysts, telephone contacts and written materials. Some of these services are of value to PIMCO in advising various of its clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Trust. The management fee paid by the Trust would not be reduced in the event that PIMCO and its affiliates received such services. Although PIMCO considers the research products and services it receives from broker-dealers to be supplemental to its own internal research, PIMCO would likely incur additional costs if it had to generate these research products and services through its own efforts or if it paid for these products or services itself.
As permitted by Section 28(e) of the 1934 Act, PIMCO may cause the Trust to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to PIMCO an amount of disclosed commission or spread (sometimes called “soft dollars”) for effecting a securities transaction for the Trust in excess of the commission or spread which another broker-dealer would have charged for effecting that transaction, if PIMCO determines in good faith that the commission is reasonable given the brokerage and/or research services provided by the broker-dealer. PIMCO is typically in a position to make this necessary determination in connection with transactions in equity securities and in other circumstances where there is sufficient transparency to objectively determine the transaction price and commission (e.g., where the commission and transaction price are fully and separately disclosed on the confirmation and the transaction is reported under conditions that provide independent and objective verification of the transaction price), which generally is not the case with transactions in fixed income securities. Accordingly, the provision of brokerage and research services is not typically considered with respect to transactions by the Trust when trading in fixed income securities, although PIMCO may receive research or research-related credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Fund.
In selecting broker-dealers that provide research or brokerage services that are paid for with soft dollars, potential conflicts of interest may arise between PIMCO and the Trust because PIMCO does not produce or pay for these research or brokerage services, but rather uses brokerage commissions generated by Fund transactions to pay for them. In addition, PIMCO may have an incentive to select a broker-dealer based upon the broker-dealer’s research or brokerage services instead of the broker-dealer’s ability to achieve best execution.
As noted above, PIMCO may purchase new issues of securities for the Trust in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide PIMCO with research in addition to selling the securities (at the fixed public offering price) to the Trust or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Trust, other PIMCO clients, and PIMCO without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, FINRA has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.
PIMCO may place orders for the purchase and sale of portfolio securities with a broker-dealer that is affiliated to PIMCO where, in PIMCO’s judgment, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.
Pursuant to applicable sections under the 1940 Act, a broker-dealer that is an affiliate of PIMCO may receive and retain compensation for effecting portfolio transactions for a Fund if the commissions paid to such an affiliated broker-dealer by a Fund do not exceed one per centum of the purchase or sale price of such securities.
Since the securities in which the Funds invest consist primarily of fixed income securities, which are generally not subject to stated brokerage commissions, as described above, their investments in securities subject to stated commissions generally constitute a small percentage of the aggregate dollar amount of their transactions.
SEC rules further require that commissions paid to such an affiliated broker-dealer, or PIMCO by a Fund on exchange transactions not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts that are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” The Funds did not pay any commissions to affiliated brokers during the fiscal years ended June 30, 2022, 2021 and 2020.
Brokerage Commissions Paid
For the fiscal years ended June 30, 2023, 2022 and 2021 (except as otherwise noted below), the following amounts of brokerage commissions were paid by each operational Fund:
Fund(1)	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$3,076	$7,198	$5,536
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	None	None	None
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	None	None	None
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	None	None	None
PIMCO Active Bond Exchange-Traded Fund	26,583	27,453	13,601
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	None	None	None
PIMCO Commodity Strategy Active Exchange-Traded Fund	10,437	None	None

Fund(1)	Year Ended 06/30/23	Year Ended 06/30/22	Year Ended 06/30/21
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	72,001	62,492	44,476
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	199	None	None
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	22,269	None	None
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	267	1,983	None
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,456	2,549	2,604
PIMCO Multisector Bond Active Exchange-Traded Fund	None	None	None
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	316	493	None
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	729	None	None
PIMCO Senior Loan Active Exchange-Traded Fund	269	None	None
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	None	None	None
PIMCO Ultra Short Government Active Exchange-Traded Fund	None	None	None
(1)
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund commenced operations on September 8, 2021. PIMCO Senior Loan Active Exchange-Traded Fund commenced operations on June 8, 2022. PIMCO Preferred and Capital Securities Active Exchange-Traded Fund commenced operations on January 18, 2023. PIMCO Commodity Strategy Active Exchange-Traded Fund commenced operations on May 9, 2023. PIMCO Ultra Short Government Active Exchange-Traded Fund and PIMCO Multisector Bond Active Exchange-Traded Fund each commenced operations on June 21, 2023.
Holdings of Securities of the Trust’s Regular Brokers and Dealers
The following table indicates the value of each operational Fund’s aggregate holdings, in thousands, of the securities of its regular brokers or dealers for the fiscal year ended June 30, 2023.
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	BNP Paribas Securities Corp.	$146,900
	State Street Bank & Trust Co.	7,458
	Citigroup Global Markets, Inc	3,056
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	State Street Bank & Trust Co.	$624
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	State Street Bank & Trust Co.	$721
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	State Street Bank & Trust Co.	$3,674
PIMCO Active Bond Exchange-Traded Fund	BofA Securities, Inc.	$91,819
	JPMorgan Securities Inc.	81,600
	Morgan Stanley	58,519
	Citigroup Global Markets, Inc	38,703
	Goldman Sachs + CO LLC	37,395
	Credit Suisse AG – New York Branch	36,354
	Deutsche Bank AG	23,003
	Barclays Bank	15,227
	Nomura International PLC	15,158
	BNP Paribas SA	11,681
	State Street Bank & Trust Co.	1,359
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	State Street Bank & Trust Co.	$106
PIMCO Commodity Strategy Active Exchange-Traded Fund	BNP Paribas Securities Corp	$172,276
	Goldman Sachs & Co.	2,392
	Deutsche Bank Securitie	2,029
	BofA Securities, Inc.	1,788
	JPMorgan Chase & Co.	1,177

	Barclays, Inc.	1,075
	RBC Capital Markets Corp.	151
	Morgan Stanley & Co.	75
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	Goldman Sachs & Co.	$14,248
	JPMorgan Chase & Co.	10,685
	Barclays, Inc.	10,560
	Citigroup Global Markets, Inc	9,413
	Deutsche Bank Securitie	8,887
	Morgan Stanley & Co.	6,439
	BofA Securities, Inc.	5,427
	BNP Paribas Securities Corp	4,585
	State Street Bank & Trust Co	2,436
	Nomura Securities International Inc.	1,894
	Credit Suisse (USA), Inc.	996
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	BNP Paribas SA	$6,800
	RBC Capital Markets, LLC	3,170
	Deutsche Bank AG	2,435
	Goldman Sachs + CO LLC	2,308
	JPMorgan Securities Inc.	1,547
	Morgan Stanley	1,414
	Nomura International PLC	1,326
	Barclays Bank	975
	BofA Securities, Inc.	200
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	BNP Paribas Securities Corp	$463,995
	Deutsche Bank Securities, Inc.	170,668
	RBC Capital Markets Corp.	161,189
	Morgan Stanley & Co., Inc.	148,000
	JPMorgan Chase & Co.	116,556
	Citigroup Global Markets, Inc	110,586
	BofA Securities, Inc.	105,185
	Nomura Securities International Inc.	95,474
	Goldman Sachs & Co.	94,777
	Credit Suisse (USA), Inc.	84,031
	Barclays, Inc.	74,864
	State Street Bank & Trust Co	1,837
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	State Street Bank & Trust Co.	$621
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	BofA Securities, Inc.	$17,216
	JPMorgan Securities Inc.	14,713
	Morgan Stanley	11,293
	Citigroup Global Markets, Inc	10,668
	Goldman Sachs + CO LLC	10,134
	Barclays Bank	3,956
	Deutsche Bank AG	3,797
	Nomura International PLC	3,371
	BNP Paribas SA	2,694
	State Street Bank & Trust Co.	2,584
	Credit Suisse AG – New York Branch	310

	RBC Capital Markets, LLC	47
PIMCO Multisector Bond Active Exchange-Traded Fund	BofA Securities, Inc.	$17,004
	JPMorgan Chase & Co.	987
	Goldman Sachs & Co	595
	Credit Suisse (USA), Inc.	238
	Morgan Stanley & Co., Inc	216
	Barclays, Inc.	94
	Citigroup Global Markets, Inc	58
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	BNP Paribas Securities Corp	$4,400
PIMCO Preferred and Capital Securities Active Exchange-Traded Fund	BofA Securities, Inc.	$4,701
	Citigroup Global Markets, Inc	3,767
	Goldman Sachs & Co	3,744
	BNP Paribas Securities Corp	2,740
	JPMorgan Chase & Co.	2,710
	Morgan Stanley & Co., Inc	2,123
	Barclays, Inc.	1,792
	Deutsche Bank Securities, Inc.	1,041
	Credit Suisse (USA), Inc.	32
PIMCO Senior Loan Active Exchange-Traded Fund	BNP Paribas Securities Corp	$13,000
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	State Street Bank & Trust Co.	$621
PIMCO Ultra Short Government Active Exchange-Traded Fund	Nomura Securities International Inc.	$11,300
Portfolio Turnover
A change in the securities held by a Fund is known as “portfolio turnover.” PIMCO manages the Funds without regard generally to restrictions on portfolio turnover. See “Taxation” below. Trading in equity securities involves the payment of brokerage commissions, which are transaction costs paid by a Fund. Trading in fixed income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. High portfolio turnover (e.g., greater than 100%) involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which generally would be taxed at ordinary income tax rates when distributed to shareholders).
The portfolio turnover rate of a Fund is calculated by dividing: (a) the lesser of purchases or sales of portfolio securities for the particular fiscal year by; (b) the monthly average of the value of the portfolio securities owned by a Fund during the particular fiscal year. In calculating the rate of portfolio turnover, there is excluded from both (a) and (b) all securities, including options, whose maturities or expiration dates at the time of acquisition were one year or less and any short sales that a Fund does not intend to maintain for more than one year. Proceeds from short sales and assets used to cover short positions undertaken are included in the amounts of securities sold and purchased, respectively, during the year. Portfolio turnover rates for each Fund that was operational as of the Trust’s most recent fiscal year end are provided in the applicable Prospectuses under the caption “Financial Highlights.”
The Investing Funds indirectly bears the expenses associated with the portfolio turnover of the Underlying PIMCO Funds, which may have fairly high portfolio turnover rates (i.e., in excess of 100%). Shareholders in the Investing Funds also bear expenses directly or indirectly through sales of securities held by the Investing Funds and the Underlying PIMCO Funds, which result in realization of taxable capital gains. To the extent such gains relate to securities held for one year or less, such gains will be short-term taxable gains which generally would be taxed at ordinary income tax rates when distributed to shareholders.
The PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund, and PIMCO Municipal Income Opportunities Active Exchange-Traded Fund, each experienced a decreased portfolio turnover rate compared to its prior year. Each Fund’s trading activity decreased during the period ended June 30, 2023, when purchase or sales of Fund shares as compared to the prior period ended June 30, 2022.
Disclosure of Portfolio Holdings
Policies and Procedures Generally. The Trust has adopted portfolio holdings disclosure policies and procedures to govern the disclosure of the securities holdings of the Funds (the “Disclosure Policy”). The Disclosure Policy is designed to protect the confidentiality of the Funds’ non-public portfolio holdings information, to prevent the selective disclosure of such information, and to ensure compliance by PIMCO and the Funds with the federal securities laws, including the 1940 Act and the rules promulgated thereunder and general principles of fiduciary duty.
Monitoring and Oversight.  The Trust’s Chief Compliance Officer (“CCO”) is responsible for ensuring that PIMCO has adopted and implemented policies and procedures reasonably designed to ensure compliance with the Disclosure Policy and, to the extent the CCO considers necessary, the CCO shall monitor PIMCO’s compliance with its policies and procedures.
Any exceptions to the Disclosure Policy may be made only if approved by the CCO upon determining that the exception is in the best interests of the Fund. The CCO must report any exceptions made to the Disclosure Policy to the Trust’s Board of Trustees at its next regularly scheduled meeting.
Quarterly Disclosure.  The Funds will publicly disclose the complete schedule of each Fund’s holdings, as reported on a fiscal quarter-end basis, by making the information publicly available in a manner consistent with requirements established by the SEC. You may view a Fund’s complete schedule of portfolio holdings for the most recently completed quarter online at http://www.pimco.com, or obtain a copy of the schedule by calling PIMCO at 1-866-746-2606. This information will be available no earlier than the day on which it is transmitted to shareholders in the Funds’ annual and semi-annual reports, or filed with and made publicly available by with the SEC on Form N-PORT, which will occur on or about the sixtieth day after a fiscal quarter’s end.
The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov.
Defaulted/Distressed Securities.  PIMCO may, in its discretion, publicly disclose portfolio holdings information at any time with respect to securities held by the Funds that are in default, distressed, or experiencing a negative credit event. Any such disclosure will be broadly disseminated via PIMCO’s website at http://www.pimco.com or by similar means.
Daily Disclosure.  On each Business Day, before commencement of trading in shares on a national securities exchange (as defined by Section 2(a)(26) of the 1940 Act), PIMCO will disclose on its website the identities and quantities of each Fund’s portfolio holdings.
Confidential Dissemination of Portfolio Holdings Information.  No disclosure of non-public portfolio holdings information may be made to any third party except as set forth in the Disclosure Policy. This prohibition does not apply to information sharing with (i) the Funds’ service providers, such as the Funds’ investment adviser, sub-advisers (if any), distributor, custodian, transfer agent, administrator, sub-administrator (if any), accountant, counsel, securities class action claims services administrator, financial printer, proxy voting agent, lender, intraday NAV calculation agent; (ii) portfolio managers of PIMCO-sponsored funds of funds; (iii) PIMCO affiliates, service providers to PIMCO or service providers to PIMCO affiliates who may perform services or assist PIMCO in the performance of services for or on behalf of a Fund; (iv) and other select third party service providers (collectively, the “Service Providers”), who generally need access to such information in the performance of their contractual duties and responsibilities. Such Service Providers are subject to duties of confidentiality, including a duty not to trade on non-public information, imposed by law and/or contract.

Each Fund or PIMCO may, to the extent permitted under applicable law, distribute non-public portfolio holdings information, to (i) certain third parties that have a legitimate business purpose in receiving such information, including, but not limited to, fund analysts and rating and ranking organizations, pricing information vendors, analytical service providers, banks or other third parties providing financing to a Fund, certain platform providers, investment management trade associations and potential Service Providers, or (ii) a redeeming shareholder effecting a redemption-in-kind from one of the Funds as may be permitted by PIMCO from time to time; provided, however, that any recipient of non-public portfolio holdings information pursuant to this paragraph shall be subject to a confidentiality agreement meeting the requirements of the Disclosure Policy.
The distribution of non-public portfolio holdings information pursuant to the foregoing paragraph must be authorized by an officer of the Trust after determining the requested disclosure is in the best interests of the Fund and its shareholders and after consulting with and receiving approval from PIMCO’s legal department. The Disclosure Policy does not require a delay between the date of the information and the date on which the information is disclosed; however, any recipient of non-public information will be subject to a confidentiality agreement that contains, at a minimum, provisions specifying that: (1) the Funds’ non-public information provided is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds or for an agreed-upon legitimate business purpose and, in particular, that such information may not be traded upon; (2) except to the extent contemplated by the Disclosure Policy, the recipient of the non-public information agrees to limit access to the information to its employees, advisors, representatives, and agents who are subject to a duty to keep and treat such information as confidential; and (3) upon written request from the Funds or PIMCO, the recipient of the non-public information shall promptly return or destroy the information, except as otherwise required by applicable law or such recipient’s record retention policies and procedures. Neither the Funds nor PIMCO may receive compensation or consideration in connection with the distribution of non-public portfolio holdings information.
A Fund or PIMCO may also, to the extent permitted under applicable law, confirm the absence of one or more particular portfolio holdings to third parties that have a legitimate business purpose in receiving such information, to the extent such information relates to compliance by a Fund with a legal or regulatory requirement. Disclosure of such information does not constitute disclosure of portfolio holdings information under the Disclosure Policy.
Non-Specific Information.  Under the Disclosure Policy, the Funds or PIMCO may distribute non-specific information about the Funds and/or summary information about the Funds at any time. Such information will not identify any specific portfolio holding, but may reflect, among other things, the quality or character of a Fund’s holdings.
Model Portfolios and Indexes.  Certain Funds (the “Index-Replicating Funds”) may obtain exposure to one or more proprietary model portfolios or market capitalization indexes by investing primarily in swaps or other derivatives based on such model portfolio(s) or index(es). Certain disclosures regarding the composition of the model portfolio(s) or index(es) are not considered “portfolio holdings information” for purposes of the Disclosure Policy. In particular, the Index-Replicating Funds may publicly disclose the ten largest holdings of the model portfolio or index as of the last calendar day of each month, but not earlier than the tenth business day of the subsequent month.
Required Disclosures.  No provision of the Disclosure Policy is intended to restrict or prevent the disclosure of portfolio holdings information as may be required by applicable state or federal law, which are requested by governmental authorities or in connection with litigation involving a Fund’s current or past portfolio holdings.
Large Trade Notifications
A Fund or its agent may from time to time receive notice that a current or prospective Authorized Participant will place an order for the purchase or redemption of a large number of Creation Units. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order will not be placed or processed until the following Business Day, as applicable. This practice provides for a closer correlation between the time Authorized Participants place purchase or redemption orders and the time a Fund enters into portfolio transactions based on those orders, and permits the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemptions. On the other hand, the current or prospective Authorized Participant may not ultimately place or process the order. In this case, a Fund may be required to borrow assets to settle the portfolio transactions entered into in anticipation of that order, and would therefore incur borrowing costs. The Funds may also suffer investment losses on those portfolio transactions. Conversely, the Funds would benefit from any earnings and investment gains resulting from such portfolio transactions.

Net Asset Value
Net asset value is determined as indicated under “How Net Asset Value Is Determined” in the Prospectuses. Net asset value will be determined on each Business Day. On any Business Day when the NYSE closes trading early, the Funds may close trading early and determine net asset value as of an earlier time.
For exchange-traded securities, market value also may be determined on the basis of the exchange’s Official Closing Price or Settlement instead of the last reported sales prices.
Certain exchange-traded equity options may be valued using evaluations from Pricing Sources. Fixed income securities, including those to be purchased under firm commitment agreements, are normally valued on the basis of quotes obtained from brokers and dealers or prices provided by Pricing Sources, which may take into account appropriate factors such as, without limitation, institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
Taxation
The following summarizes certain additional federal income tax considerations generally affecting the Funds and their shareholders. The discussion is for general information only and does not purport to consider all aspects of U.S. federal income taxation that might be relevant to beneficial owners of shares of the Funds. The discussion is based upon current provisions of the Internal Revenue Code, existing regulations promulgated thereunder, and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive. The discussion applies only to beneficial owners of Fund shares in whose hands such shares are capital assets within the meaning of Section 1221 of the Internal Revenue Code, and may not apply to certain types of beneficial owners of shares (such as insurance companies, tax-exempt organizations, and broker-dealers) who may be subject to special rules. Persons who may be subject to tax in more than one country should consult the provisions of any applicable tax treaty to determine the potential tax consequences to them. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership and disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. The discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.
Each Fund intends to qualify annually and either has elected or will elect to be treated as a regulated investment company under the Internal Revenue Code. To qualify for tax treatment as a regulated investment company, each Fund generally must, among other things, (i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income Test”); (ii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of certain controlled issuers in the same or similar trades or businesses, or the securities of one or more “qualified publicly traded partnerships”; and (iii) distribute in each taxable year dividends of an amount at least equal to the sum of (a) 90% of its investment company taxable income (which includes dividends, interest and net short-term capital gains in excess of any net long-term capital losses), and (b) 90% of its tax exempt interest, net of expenses allocable thereto. The Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Test only if such gains are directly related to investing in securities. To date, such regulations have not been issued.
If a Fund failed to qualify as a regulated investment company accorded special tax treatment in any taxable year, a Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders and reduced rates of taxation on qualified dividend income in the case of individuals. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.
As described in the applicable Prospectus, the PIMCO Commodity Strategy Active Exchange-Traded Fund may gain exposure to the commodities markets through investments in commodity-linked derivative instruments. On December 16, 2005, the IRS issued Revenue Ruling 2006-01 which held that income derived from commodity index-linked swaps would not be qualifying income. As such, the Fund’s ability to utilize commodity index-linked swaps as part of its investment strategy is limited to a maximum of 10 percent of its gross income.
A subsequent revenue ruling, Revenue Ruling 2006-31, clarified the holding of Revenue Ruling 2006-01 by providing that income from alternative investment instruments (such as certain commodity index-linked notes) that create commodity exposure may be considered qualifying income under the Internal Revenue Code. The IRS has also issued private letter rulings in which the IRS specifically concluded that income from certain commodity index-linked notes is qualifying income (collectively, the “Notes Rulings”). The Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Subsidiary (as discussed below). The IRS issued a revenue procedure which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. In connection with the issuance of this revenue procedure, the IRS has revoked the Notes Rulings.
As discussed in “Investment Objectives and Policies—Investments in the Wholly-Owned Subsidiary,” the Fund intends to invest a portion of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”), which will be classified as a corporation for U.S. federal income tax purposes. The IRS has also issued private rulings in which the IRS specifically concluded that income derived from investment in a subsidiary will also be qualifying income. The IRS issued final regulations that treat a Fund’s income inclusion with respect to its Subsidiary as qualifying income under the Qualifying Income Test if there is a distribution out of the earnings and profits of the Subsidiary that are attributable to such income inclusion or if the includable income was derived with respect to the Fund’s business of investing in stocks, securities or currencies. The Subsidiary may pay such a distribution to the Fund at any time. There can be no assurance that the IRS will not change its position with respect to some or all of these issues or that future legislation or court decisions will not adversely impact the tax treatment of a Fund’s commodity-linked investments. If the IRS were to determine that income derived from investments in the Subsidiary does not constitute qualifying income and if such positions were upheld or if future legislation or court decisions were to adversely affect the tax treatment of Fund investments, the PIMCO Commodity Strategy Active Exchange-Traded Fund might cease to qualify as a regulated investment company and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategies. If the PIMCO Commodity Strategy Active Exchange-Traded Fund did not qualify as a regulated investment company for any taxable year, its taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such event, in order to re-qualify for taxation as a regulated investment company, the PIMCO Commodity Strategy Active Exchange-Traded Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.
Foreign corporations, such as the Subsidiary, will generally not be subject to U.S. federal income taxation unless they are deemed to be engaged in a U.S. trade or business. It is expected that the Subsidiary will conduct its activities in a manner so as to meet the requirements of a safe harbor in Section 864(b)(2) of the Internal Revenue Code under which the Subsidiary may engage in trading in stocks or securities or certain commodities without being deemed to be engaged in a U.S. trade or business. However, if certain of the Subsidiary’s activities were determined not to be of the type described in the safe harbor (which is not expected), then the activities of such Subsidiary may constitute a U.S. trade or business, or would be subject to tax as such.
In general, foreign corporations, such as the Subsidiary, that do not conduct a U.S. trade or business are nonetheless subject to tax at a flat rate of 30 percent (or lower tax treaty rate), generally payable through withholding, on the gross amount of certain U.S.-source income that is not effectively connected with a U.S. trade or business. There is presently no tax treaty in force between the U.S. and the Cayman Islands that would reduce this rate of withholding tax. It is not expected that the Subsidiary will derive income subject to such withholding tax.

The Subsidiary will be treated as a controlled foreign corporation (“CFC”). The PIMCO Commodity Strategy Active Exchange-Traded Fund will be treated as a “U.S. shareholder” of the Subsidiary, As a result, the Fund will be required to include in gross income for U.S. federal income tax purposes all of its Subsidiary’s “subpart F income,” whether or not such income is distributed by the Subsidiary. It is expected that all of the Subsidiary's income and realized gains and mark-to-market gains will be “subpart F income.” The Fund’s recognition of its Subsidiary’s “subpart F income” will increase the Fund’s tax basis in its Subsidiary. Distributions by the Subsidiary to the Fund will be tax-free, to the extent of its previously undistributed “subpart F income,” and will correspondingly reduce the Fund’s tax basis in its Subsidiary. “Subpart F income” is generally treated by the Fund as ordinary income, regardless of the character of the Subsidiary’s underlying income or gains. If a net loss is realized by a Subsidiary, such loss is not generally available to offset the income earned by such Subsidiary’s parent Fund, and such loss cannot be carried forward to offset taxable income of the parent Fund or the Subsidiary in future periods.
As a regulated investment company, a Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years) reported by the Fund as capital gain dividends, if any, that it distributes as dividends to its shareholders on a timely basis. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Fund on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax. Unless an applicable exception applies, to avoid the tax, a Fund must distribute during each calendar year to its shareholders of an amount at least equal to the sum of (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year, (2) at least 98.2% of its capital gains in excess of its capital losses (and adjusted for certain ordinary losses) generally for the twelve-month period ending on October 31, and (3) all ordinary income and capital gains for previous years that were not distributed during such years and on which the Fund paid no U.S. federal income tax. However, each Fund reserves the right to retain a portion of its earnings and be subject to excise tax on such earnings. A distribution will be treated as paid on December 31 of the year if it is declared by a Fund in October, November, or December of that year to shareholders of record on a date in such a month and paid by the Fund during January of the following calendar year. Such distributions will be taxable to shareholders (other than those not subject to federal income tax) in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. To avoid application of the excise tax, the Fund intends, to the extent necessary, to make its distributions in accordance with the calendar year distribution requirement.
Distributions
All dividends and distributions of a Fund, other than exempt-interest dividends discussed below, whether received in shares or cash, generally are taxable and generally must be reported on each shareholder’s federal income tax return. Dividends paid out of a Fund’s investment company taxable income will be taxable to a U.S. shareholder as ordinary income. Distributions received by tax-exempt shareholders will not be subject to federal income tax to the extent permitted under the applicable tax exemption.
Although all or a portion of the dividends paid by a regulated investment company may qualify for the deduction for dividends received by certain U.S. corporations and/or the reduced tax rate on “qualified dividend income” for individuals and other non-corporate taxpayers, it is not expected that any such portion of the dividends paid by the Fund would be significant. Distributions of net capital gains, if any, reported as capital gain dividends, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund’s shares and are not eligible for the dividends received deduction. Any distributions that are not from the Fund’s investment company taxable income or net realized capital gains may be characterized as a return of capital to shareholders or, in some cases, as capital gain. The tax treatment of dividends and distributions paid by the Funds will be the same whether a shareholder reinvests them in additional shares or elects to receive them in cash. The maximum individual rate applicable to “qualified dividend income” and long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts). Any Fund’s participation in a securities lending transaction may affect the amount, timing, and character of distributions derived from such transaction to shareholders. In this case, amounts derived by a Fund in place of dividends earned on a security during the period that such security was not directly held by the Fund may not give rise to qualified dividend income or the deduction for dividends received by certain corporations.

In taxable years when a Fund distributes amounts in excess of its earnings and profits, such distributions may be treated in part as a return of capital. A return of capital is not taxable to a shareholder and has the effect of reducing the shareholder’s basis in the shares.
Investors considering buying Fund shares just prior to a dividend or capital gain distribution should be aware that the forthcoming dividend or distribution will effectively be a return of part of their investment in the Fund but that such dividend or distribution may nevertheless be taxable to them.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Internal Revenue Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
The Investing Funds will not be able to offset gains realized by one Underlying PIMCO Fund in which the Investing Funds invests against losses realized by another Underlying PIMCO Fund in which the Investing Funds invests. Redemptions of shares in an Underlying PIMCO Fund could also result in a gain and/or income to the Investing Funds. The Investing Funds’ use of the fund-of-funds structure could therefore affect the amount, timing and character of distributions to shareholders. Redemptions of shares in an Underlying PIMCO Fund could also cause additional distributable investment company taxable income or net capital gains to shareholders.
Dividends paid to shareholders of the PIMCO Short Term Municipal Bond Active Exchange-Traded Fund, PIMCO Municipal Income Opportunities Active Exchange-Traded Fund and PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund that are derived from Municipal Bond interest are expected to be reported as exempt-interest dividends that are generally excluded from gross income for U.S. federal income tax purposes. However, there can be no assurance that the Tax-Exempt Municipal Funds will satisfy the requirements to pay dividends eligible to be reported as “exempt-interest dividends” with respect to a particular taxable year. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of these Funds is not deductible to the extent it is deemed related to the Fund’s distributions of exempt-interest dividends. Certain exempt-interest dividends may increase alternative minimum taxable income for purposes of determining a shareholder’s liability for the alternative minimum tax. Tax-exempt distributions received from these Funds are taken into account in determining, and may increase, the portion of social security and certain railroad retirement benefits that may be subject to federal income tax. Further, entities or persons who are “substantial users” (or persons related to “substantial users”) of facilities financed by industrial development or private activity bonds should consult their tax advisers before purchasing shares of these Funds. “Substantial user” is defined in applicable Treasury regulations to include a “non-exempt person” who regularly uses in its trade or business a part of a facility financed from the proceeds of industrial development bonds, and the same definition should apply in the case of private activity bonds.
The tax treatment of income, gains and losses attributable to foreign currencies (and derivatives on such currencies), and various other special tax rules applicable to certain financial transactions and instruments could affect the amount, timing and character of a Fund’s distributions. In some cases, these tax rules could also result in a retroactive change in the tax character of prior distributions and may also possibly cause all, or a portion, of prior distributions to be reclassified as returns of capital for tax purposes.
Sales of Shares
Upon the disposition of shares of a Fund (whether by redemption, sale or exchange), a shareholder may realize a gain or loss. Such gain or loss will be capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term or short-term generally depending upon the shareholder’s holding period for the shares. Any loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of capital gain dividends received by the shareholder with respect to such shares. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. If a Fund redeems a shareholder in-kind rather than in cash, the shareholder would realize the same gain or loss as if the shareholder had been redeemed in cash. Further, the shareholder’s basis in the securities received in the in-kind redemption would be the securities’ fair market value on the date of the in-kind redemption. Certain redemptions by a shareholder may be treated for tax purposes as dividends.
The Internal Revenue Code requires reporting of adjusted cost basis information for covered securities, which generally include shares of a regulated investment company acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their financial intermediaries with respect to reporting of cost basis and available elections for their accounts.
Potential Pass-Through of Tax Credits
If a Fund invests in Build America Bonds, created by the American Recovery and Reinvestment Act of 2009, as amended, or any other qualified tax credit bonds, the investment will result in taxable income to such Fund. The applicable Fund may elect to pass through to shareholders the applicable interest income and available tax credits, in which case shareholders will be required to report both the interest income and tax credits as taxable income. Shareholders may be able to claim the tax credits on their federal tax returns against their income tax, including alternative minimum tax, liability. However, such tax credits are generally not refundable. There is no assurance that a Fund will elect to pass through any such income and credits.
Backup Withholding
A Fund may be required to withhold up to 24% of all taxable distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Internal Revenue Code generally are exempt from such backup withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal tax liability.
Options, Futures, Forward Contracts, and Swap Agreements
Some of the options, futures contracts, forward contracts, and swap agreements used by the Funds may be considered “section 1256 contracts.” Any gains or losses on section 1256 contracts are generally considered 60% long-term and 40% short-term capital gains or losses (“60/40”) although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, section 1256 contracts held by a Fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed in the Internal Revenue Code) are “marked-to-market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss.
Generally, the hedging transactions and certain other transactions in options, futures and forward contracts undertaken by a Fund, may result in “straddles” for U.S. federal income tax purposes. In some cases, the straddle rules also could apply in connection with swap agreements. The straddle rules may affect the amount, timing and character of gains (or losses) realized by a Fund. In addition, losses realized by a Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the Fund’s taxable income for the taxable year in which such losses are realized. Because only a few regulations implementing the straddle rules have been promulgated, the tax consequences of transactions in options, futures, forward contracts, and swap agreements to a Fund are not entirely clear. The transactions may increase the amount of short-term capital gain realized by a Fund which generally would be taxed as ordinary income when distributed to shareholders.
A Fund may make one or more of the elections available under the Internal Revenue Code which are applicable to straddles. If a Fund makes any of the elections, the amount, character and timing of the recognition of gains or losses from the affected straddle positions will be determined under rules that vary according to the election(s) made. The rules applicable under certain of the elections operate to accelerate the recognition of gains or losses from the affected straddle positions.
Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders, and which generally will be taxed to shareholders either as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not engage in such hedging transactions.
Rules governing the tax aspects of swap agreements are in a developing stage and are not entirely clear in certain respects. Accordingly, while the Funds intend to account for such transactions in a manner they deem to be appropriate, the IRS might not accept such treatment. If it did not, the status of a Fund as a regulated investment company might be affected. The Trust intends to monitor developments in this area.
Certain requirements that must be met under the Internal Revenue Code in order for a Fund to qualify as a regulated investment company, including the qualifying income and diversification requirements applicable to a Fund’s assets may limit the extent to which a Fund will be able to engage in transactions in options, futures contracts, forward contracts, and swap agreements.
In addition, the use of swaps or other derivatives could adversely affect the character (capital gain vs. ordinary income) of the income recognized by the Funds for federal income tax purposes, as well as the amount and timing of such recognition, as compared to a direct investment in underlying securities, and could result in a Fund’s recognition of income prior to the receipt of any corresponding cash. As a result of the use of swaps and derivatives, a larger portion of a Fund’s distributions may be treated as ordinary income than would have been the case if the Fund did not enter into such swaps or derivatives. The tax treatment of swap agreements and other derivatives may also be affected by future legislation or Treasury Regulations and/or guidance issued by the IRS that could affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions made by a Fund.
Short Sales
The PIMCO Active Bond Exchange-Traded Fund, PIMCO Commodity Strategy Active Exchange-Traded Fund, PIMCO Enhanced Low Duration Active Exchange-Traded Fund, PIMCO Preferred and Capital Securities Active Exchange-Traded Fund and PIMCO Senior Loan Active Exchange-Traded Fund may make short sales of securities. In general, gain or loss on a short sale is recognized when a Fund closes the short sale by delivering the borrowed securities to the lender, not when the borrowed securities are sold. Short sales may increase the amount of short-term capital gain realized by a Fund, which generally would be taxed as ordinary income when distributed to shareholders. In addition, these rules may terminate the holding period of “substantially identical property” held by these Funds. Moreover, a loss recognized by a Fund on a short sale will be treated as a long-term capital loss if, on the date of the short sale, “substantially identical property” has been held by the Fund for more than one year. A Fund generally will not be permitted to deduct payments made to reimburse a lender of securities for dividends paid on borrowed securities if the short sale is closed on or before the 45th day after the Fund enters into the short sale. Short sales also may be subject to the “Constructive Sales” rules, discussed below.
Foreign Currency Transactions
Under the Internal Revenue Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain other instruments or contracts, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the instrument, security or contract and the date of disposition also are treated as ordinary gain or loss. These foreign currency gains and losses, referred to under the Internal Revenue Code as “section 988” gains or losses, may increase or decrease the amount of a Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. A Fund’s foreign currency losses are generally treated as realized losses for reporting purposes but may decrease a fund’s taxable income and may cause a Fund’s distributions to shareholders to be reported as returns of capital for income tax purposes.

Foreign Taxation
Income and gains recognized by the Funds from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. In addition, PIMCO intends to manage the Funds with the intention of minimizing foreign taxation in cases where it is deemed prudent to do so. If more than 50% of the value of a Fund's total assets at the close of their taxable year consists of securities of foreign corporations or foreign governments or at the close of each quarter, shares of other regulated investment companies, such Fund will be eligible to elect to “pass-through” to the Fund's shareholders the amount of foreign income and similar taxes paid by the Fund. If this election is made, a shareholder subject to tax generally will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and the shareholder may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it (subject to limitations) as a foreign tax credit against his or her U.S. federal income tax liability. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified after the close of the Fund’s taxable year whether any foreign income or related foreign taxes paid by the Fund will “pass-through” for that taxable year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to such shareholder’s total foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders of the Fund. With respect to such Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. Furthermore, any amounts received by a Fund in place of dividends earned and any related withholding taxes incurred on a security while such security was subject to a securities loan, respectively, will not qualify as foreign income and will not qualify as a foreign tax paid by such Fund and, therefore, will not be able to be passed through to shareholders even if the Fund satisfies the requirements described above. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund. Various other limitations, including a minimum holding period requirement, apply to limit the credit and/or deduction for foreign taxes for purposes of regular federal tax and/or alternative minimum tax.
Original Issue Discount and Market Discount
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities may be treated as a dividend for federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by a Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of such income.

A Fund generally will be required to distribute dividends to shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Fund. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Fund.
Uncertain Tax Consequences
A Fund may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for a Fund. U.S. federal income tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Funds to the extent necessary in order to seek to ensure that they distribute sufficient income that they do not become subject to U.S. federal income or excise tax.
Constructive Sales
Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions. If a Fund enters into certain transactions in property while holding substantially identical property, a Fund would be treated as if it had sold and immediately repurchased the property and would be subject to tax on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Internal Revenue Code.
Tax-Exempt Shareholders
Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements, 401(k)s, and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (“UBTI”). Under current law, a Fund generally serves to block UBTI from being realized by their tax-exempt shareholders. However, notwithstanding the foregoing, tax-exempt shareholders could realize UBTI by virtue of their investment in a Fund, where, for example, (i) the Fund invests in REITs that hold residual interests in REMICs; or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Internal Revenue Code.
Charitable remainder trusts are subject to special rules and should consult their tax advisors. There are no restrictions preventing a Fund from holding investments in REITs that hold residual interests in REMICs, and a Fund may do so. The IRS has issued guidance with respect to these issues and prospective shareholders, especially charitable remainder trusts, are strongly encouraged to consult with their tax advisors regarding these issues.
IRAs and Other Retirement Plans
If you invest in a Fund through an IRA or other retirement plan, you should consult with your own tax adviser on the applicable rules for such IRA or retirement plan with respect to plan qualification requirements, limits on contributions and distributions, and required distributions from IRAs and retirement plans. As an example, there could be tax penalties on distributions from an IRA or other retirement plan prior to age 59 1/2. Certain minimum distribution requirements may also apply to IRAs or other retirement plans that, among other things, require you to begin receiving distributions by April 1 of the year following the calendar year in which you reach age 72. Failure to follow these requirements and other applicable requirements may result in significant additional taxes and penalties. It is your responsibility to ensure that you comply with these and other requirements.
Non-U.S. Shareholders
Withholding of Income Tax on Dividends: Under U.S. federal tax law, dividends paid on shares beneficially held by a person who is a “foreign person” within the meaning of the Internal Revenue Code, are, in general, subject to withholding of U.S. federal income tax at a rate of 30% of the gross dividend, which may, in some cases, be reduced by an applicable tax treaty. However, if the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will generally be subject to U.S. federal net income taxation at regular income tax rates. Distributions of long-term net realized capital gains generally will not be subject to withholding of U.S. federal income tax.
A Fund is generally able to report certain distributions to non-U.S. shareholders as being derived from certain net interest income or net short-term capital gains and such reported distributions are generally not subject to U.S. tax withholding. However, distributions that are derived from other sources, such as dividends on corporate stock, foreign currency gains, foreign source interest, and ordinary income from swaps or investments in PFICs, would still be subject to U.S. tax withholding when distributed to non-U.S. shareholders. Moreover, in the case of Fund shares held through an intermediary, the intermediary may have withheld amounts even if a Fund reported all or a portion of a distribution as exempt from U.S. tax withholding. Affected non-U.S. shareholders should contact their intermediaries regarding the application of these rules to their accounts. There can be no assurance as to the amount of distributions that would not be subject to U.S. tax withholding when paid to non-U.S. shareholders.
The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or are deemed noncompliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.
Income Tax on Sale of a Fund’s Shares: Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of such shares unless (i) the shares in question are effectively connected with a permanent establishment in the United States of the beneficial holder and such gain is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.
State and Local Tax: A beneficial holder of shares who is a foreign person may be subject to state and local tax in addition to the federal tax on income referred above.
Estate and Gift Taxes: Upon the death of a beneficial holder of shares who is a foreign person, such shares will be deemed to be property situated within the United States and may be subject to U.S. federal estate tax. If at the time of death the deceased holder is a resident of a foreign country and not a citizen or resident of the United States, such tax will be imposed at graduated rates from 18% to 40% on the total value (less allowable deductions and allowable credits) of the decedent’s property situated within the United States. In general, there is no gift tax on gifts of shares by a beneficial holder who is a foreign person.
The availability of reduced U.S. taxation pursuant to any applicable treaties depends upon compliance with established procedures for claiming the benefits thereof and may further, in some circumstances, depend upon making a satisfactory demonstration to U.S. tax authorities that a foreign investor qualifies as a foreign person under U.S. domestic tax law and such treaties.
Other Taxation
Distributions also may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Under the laws of various states, distributions of investment company taxable income generally are taxable to shareholders even though all or a substantial portion of such distributions may be derived from interest on certain federal obligations which, if the interest were received directly by a resident of such state, would be exempt from such state’s income tax (“qualifying federal obligations”). However, some states may exempt all or a portion of such distributions from income tax to the extent the shareholder is able to establish that the distribution is derived from qualifying federal obligations. Moreover, for state income tax purposes, interest on some federal obligations generally is not exempt from taxation, whether received directly by a shareholder or through distributions of investment company taxable income (for example, interest on FNMA Certificates and GNMA Certificates). Each Fund will provide information annually to shareholders indicating the amount and percentage of the Fund’s dividend distribution that is attributable to interest on federal obligations, and will indicate to the extent possible from what types of federal obligations such dividends are derived. Shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund.
Other Information
Capitalization
The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional series (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional series will not alter the rights of the Trust’s shareholders. When issued, shares are fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that Fund.
Under Delaware law, shareholders are not personally liable for the obligations of the Trust. In addition, the Trust Instrument disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Trust or the Trustees. The Trust Instrument also provides for indemnification out of Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. However, there is no certainty that the limited liability of shareholders of a Delaware statutory trust will be recognized in every state. Even in such a circumstance, the risk of a shareholder incurring financial loss on account of shareholder liability would be limited to circumstances in which the contractual disclaimer against shareholder liability is inoperative or the Trust itself is unable to meet its obligations, and thus should be considered remote.
Voting Rights
Under the Trust Instrument, the Trust is not required to hold annual meetings of Trust shareholders to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Trust Instrument. In this regard, the Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board of Trustees if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. In addition, the Trust Instrument provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee at any shareholder meeting. The Trustees are required to call a meeting of shareholders if requested in writing to do so by the holders of not less than ten percent of the outstanding shares of the Trust. The Trust’s shares do not have cumulative voting rights, so that a holder of more than 50% of the outstanding shares may elect the entire Board of Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. To avoid potential conflicts of interest, to the extent a Fund owns shares of an affiliated money market or short-term bond fund as discussed above, such Fund will vote such shares in proportion to the votes of all other shareholders of the respective money market or short-term bond fund.
Pursuant to the terms of the Participant Agreement, an Authorized Participant, to the extent that it is a beneficial owner of Fund shares, will irrevocably appoint the Distributor as its attorney and proxy with full authorization and power to vote (or abstain from voting) its beneficially owned Fund shares. The Distributor intends to vote (or abstain from voting) the Authorized Participant’s beneficially owned Fund shares in the same proportion as the votes (or abstentions) of all other shareholders of such Fund on any matter submitted to the vote of shareholders of such Fund.
Shares entitle their holders to one vote per share (with proportionate voting for fractional shares). As used in the Prospectuses or this Statement of Additional Information, the phrase “vote of a majority of the outstanding shares” of a Fund (or the Trust) means the vote of the lesser of: (1) 67% of the shares of the Fund (or the Trust) present at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (2) more than 50% of the outstanding shares of the Fund (or the Trust).
The Trust or a Fund may be terminated by a majority vote of the Board of Trustees or the affirmative vote of a supermajority of the holders of the Trust or such Fund entitled to vote on termination. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Trust’s organizational documents provide that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. In the event of a termination of the Trust or a Fund, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust may make redemptions in-kind, for cash or for a combination of cash or securities.
Control Persons and Principal Holders of Securities
Although the Trust does not have information concerning the beneficial ownership of shares nominally held by DTC, the name and percentage ownership of each DTC participant that owned of record 5% or more of the outstanding shares of a Fund, as of October 5, 2023, is set forth below.
PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,909,261.00	22.64%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER,PLAZA 2 JERSEY CITY, NJ 07311	786,520.00	6.12%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,662,488.00	20.72%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	1,088,697.00	8.47%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	AMERICAN ENTERPRISE INVESTMENT SERVICES INC. 2723 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS, MN. 55474	688,661.00	5.25%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	969,137.00	7.39%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,422,652.00	26.09%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER,PLAZA 2 JERSEY CITY, NJ 07311	2,095,933.00	15.98%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,047,826.00	7.99%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	935,447.00	7.13%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,018,690.00	16.66%

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	CITIGROUP GLOBAL MARKETS 390 GREENWICH STREET, 3RD FLOOR NEW YORK, NY 10013	912,621.00	7.53%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	INTERACTIVE BROKERS TWO PICKWICK PLAZA GREENWICH, CT 06830	1,351,743.00	11.15%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,210,125.00	18.24%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	739,517.00	6.10%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,024,236.00	15.79%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	920,573.00	7.18%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	1,717,764.00	13.40%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER,PLAZA 2 JERSEY CITY, NJ 07311	814,280.00	6.35%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,354,496.00	10.57%
PIMCO Active Bond Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	17,113,592.00	41.93%
PIMCO Active Bond Exchange-Traded Fund	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2,732,222.00	6.69%
PIMCO Active Bond Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER,PLAZA 2 JERSEY CITY, NJ 07311	2,911,226.00	7.13%
PIMCO Active Bond Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	4,942,913.00	12.11%

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO Active Bond Exchange-Traded Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	2,936,368.00	7.20%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	478,511.00	21.95%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	153,284.00	7.03%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER,PLAZA 2 JERSEY CITY, NJ 07311	192,060.00	8.81%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	273,554.00	12.55%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	146,798.00	6.73%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST. PETERSBURG, FL 33733-2749	253,118.00	11.61%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	135,372.00	6.21%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,510,282.00	43.45%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	765,803.00	7.38%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER,PLAZA 2 JERSEY CITY, NJ 07311	745,969.00	7.19%
PIMCO Enhanced Low Duration Active Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,898,230.00	18.29%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	BANK OF NEW YORK MELLON ONE WALL STREET NEW YORK, NEW YORK 10286	362,727.00	22.12%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	532,760.00	32.49%

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER,PLAZA 2 JERSEY CITY, NJ 07311	168,343.00	10.26%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	162,105.00	9.88%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	95,747.00	5.84%
PIMCO Enhanced Short Maturity Active ESG Exchange-Traded Fund	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST. PETERSBURG, FL 33733-2749	135,386.00	8.26%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	24,263,949.00	24.27%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	JP MORGAN SECURITIES CORP. 383 MADISON AVENUE NEW YORK, NY 10179	5,745,742.00	5.75%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER,PLAZA 2 JERSEY CITY, NJ 07311	12,837,972.00	12.84%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	14,340,163.00	14.34%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	6,168,191.00	6.17%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	6,700,269.00	33.02%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	2,287,089.00	11.27%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER,PLAZA 2 JERSEY CITY, NJ 07311	1,465,319.00	7.22%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	2,709,906.00	13.36%

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	FIRST CLEARING LLC 2801 MARKET ST SAINT LOUIS, MO 63103-2523	1,222,415.00	6.02%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	3,129,381.00	32.67%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	CITIBANK, N.A./S.D. INDEVAL INSTITUCION PARA EL DEPOSITO DE VALORES 111 WALL STREET, NEW YORK, NY 10003	525,932.00	5.49%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	598,305.00	6.25%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	1,969,975.00	20.56%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	596,420.00	6.23%
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	1,173,927.00	64.50%
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	208,783.00	11.47%
PIMCO Municipal Income Opportunities Active Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	195,571.00	10.75%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	4,416,634.00	40.30%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	LPL FINANCIAL 9785 TOWNE CENTRE DRIVE SAN DIEGO CA 92121-1968	560,550.00	5.11%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	MERRILL LYNCH PROFESSIONAL CLEARING CORP. 222 BROADWAY NEW YORK, NY 10038	1,756,799.00	16.03%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER,PLAZA 2 JERSEY CITY, NJ 07311	874,338.00	7.98%

PORTFOLIO NAME	REGISTRATION	SHARES BENEFICIALLY OWNED	PERCENTAGE OF OUTSTANDING SHARES OF CLASS OWNED
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	1,312,638.00	11.98%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	780,210.00	7.12%
PIMCO Ultra Short Government Active Exchange-Traded Fund	CHARLES SCHWAB & CO INC 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	180,964.00	43.09%
PIMCO Ultra Short Government Active Exchange-Traded Fund	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY ST, ONE WORLD FINANCIAL CENTER NEW YORK NY 10281-1003	56,581.00	13.47%
PIMCO Ultra Short Government Active Exchange-Traded Fund	PERSHING LLC 1 PERSHING PLZ JERSEY CITY, NJ 07399-000	105,357.00	25.09%
Code of Ethics
The Trust, PIMCO and the Distributor each has adopted a Code of Ethics pursuant to the requirements of the 1940 Act and the Advisers Act. These Codes of Ethics permit personnel, subject to the Codes of Ethics, to invest in securities, including securities that may be purchased or held by a Fund, and such personnel do, from time to time, invest in securities held by the Funds.
Securities Depository for Shares of the Funds
Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC, a limited-purpose trust company, was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities’ certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of a Fund held by each DTC Participant.

The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of a Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Disclaimers
Neither the Trust, the Index Funds, PIMCO nor the Distributor guarantees the accuracy or the completeness of the ICE BofA Indexes or any data included therein and neither the Trust, the Index Funds, PIMCO nor the Distributor shall have liability for any errors, omissions or interruptions therein.
The Trust, the Index Funds, PIMCO and the Distributor make no warranty, express or implied, to the owners of shares of the Index Funds or to any other person or entity, as to results to be obtained by the Index Funds from the use of the ICE BofA Indexes or any data included therein. The Trust, the Index Funds, PIMCO and the Distributor make no express or implied warranties and expressly disclaim all warranties of merchantability or fitness for a particular purpose or use with respect to the ICE BofA Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Trust, the Index Funds, PIMCO or the Distributor have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
The Index Funds are not issued, sponsored, endorsed or promoted by ICE BofA, any affiliate of ICE BofA or any other party involved in, or related to, making or compiling the ICE BofA Indexes. The ICE BofA Indexes are the exclusive property of ICE BofA and/or its affiliates. “ICE BofA” and “ICE BofA Long US Treasury Principal STRIPS Index,” “ICE BofA US Inflation-Linked Treasury Index,” “ICE BofA 1-5 Year US Inflation-Linked Treasury Index,” “ICE BofA 15+ Year US Inflation-Linked Treasury Index,” “ICE BofA 0-5 Year US High Yield Constrained Index” and “ICE BofA US Corporate Index” (collectively, the “ICE BofA Indexes”) are reprinted with permission. © Copyright 2017 Merrill Lynch, Pierce, Fenner & Smith Incorporated. The ICE BofA Indexes are service marks of ICE BofA and/or its affiliates and have been licensed for use for certain purposes by PIMCO on behalf of the Index Funds. Neither ICE BofA, any affiliate of ICE BofA nor any other party involved in, or related to, making or compiling the ICE BofA Indexes makes any representation or warranty, express or implied, to the shareholders of the Index Funds or any member of the public regarding the advisability of investing in securities generally or in the Index Funds particularly or the ability of the ICE BofA Indexes to track the corresponding market performance. ICE BofA is the licensor of certain trademarks, trade names and service marks of ICE BofA and/or its affiliates and of the ICE BofA Indexes, which are determined, composed and calculated by ICE BofA and/or its affiliates without regard to PIMCO, the Index Funds or the shareholders of the Index Funds. Neither ICE BofA, any affiliate of ICE BofA nor any other party involved in, or related to, making or compiling the ICE BofA Indexes has any obligation to take the needs of PIMCO, the Index Funds or the shareholders of the Index Funds into consideration in determining, composing or calculating the ICE BofA Indexes. None of ICE BofA or any of its affiliates has the obligation to continue to provide the ICE BofA Indexes to PIMCO or the Index Funds beyond the applicable license term. Neither ICE BofA, any affiliate of ICE BofA nor any other party involved in, or related to, making or compiling the ICE BofA Indexes is responsible for or has participated in the determination of the timing, pricing, or quantities of the Index Funds to be issued or in the determination or calculation of the equation by which the Index Funds are to be redeemable. Neither ICE BofA, any affiliate of ICE BofA nor any other party involved in, or related to, making or compiling the ICE BofA Indexes has any obligation or liability in connection with the administration, marketing or trading of the Index Funds. ICE BofA and its affiliates do not provide investment advice to PIMCO or the Index Funds and are not responsible for the performance of the Index Funds.
NEITHER ICE BOFA, ANY AFFILIATE OF ICE BOFA NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE BOFA INDEXES WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE ICE BOFA INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER ICE BOFA, ANY AFFILIATE OF ICE BOFA NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE BOFA INDEXES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY PIMCO, THE INDEX FUNDS, SHAREHOLDERS OF THE INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE ICE BOFA INDEXES OR ANY DATA INCLUDED THEREIN. NEITHER ICE BOFA, ANY AFFILIATE OF ICE BOFA NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE BOFA INDEXES MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE ICE BOFA INDEXES OR ANY DATA INCLUDED THEREIN AND/OR PROVIDED THEREWITH. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ICE BOFA, ANY AFFILIATE OF ICE BOFA OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE ICE BOFA INDEXES HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN ICE BOFA AND PIMCO.
No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any ICE BofA trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting ICE BofA to determine whether ICE BofA’s permission is required. Under no circumstances may any person or entity claim any affiliation with ICE BofA without the written permission of ICE BofA.
Custodian and Transfer Agent
State Street Bank & Trust Co., State Street Financial Center, One Lincoln Street, Boston, MA 02111, serves as custodian for assets of the Funds and transfer agent for the shares of the Funds. State Street Bank & Trust Co. also serves as custodian for assets of the Subsidiary.
Securities Lending Agent
Securities Finance Trust Company (“Securities Lending Agent”) serves as the securities lending agent for the Funds. The Securities Lending Agent administers the Funds’ securities lending program, providing services to the Funds that include: marketing the Funds’ available securities for securities lending purposes, soliciting bids from potential borrowers of Fund securities, making recommendations regarding lending opportunities, entering into participant agreements with borrowers, monitoring the daily value of the loaned securities and directing the delivery of additional collateral, negotiating rebates to be paid to borrowers, and investing cash collateral received in connection with loaned securities in accordance with specific instructions provided by the Funds. For each Fund that engaged in securities lending during the fiscal year ended June 30, 2023, the table below sets forth the income from, and fees and compensation paid in connection with, such Fund’s securities lending activities for the Fund’s most recent fiscal year.

Fees and/or Compensation for Securities Lending Activities and Related Services:
Fund	Gross Income from Securities Lending Activities	Fees Paid to Securities Lending Agent from a Revenue Split	Rebates Paid to Borrowers	Aggregate Fees/ Compensation for Securities Lending Activities	Net Income from Securities Lending Activities
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$1,257,200.06	$54,986.03	$707,339.76	$762,325.79	$494,874.27
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	$56,045.18	$2,048.43	$35,560.90	$37,609.33	$18,435.85
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	$92,865.34	$3,091.12	$61,954.11	$65,045.23	$27,820.11
During the Funds’ most recent fiscal year, the Funds did not pay separate cash collateral management fees, administrative fees, fees for indemnification, or other fees relating to the Funds’ securities lending activities that are not reflected above.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 1100 Walnut Street, Suite 1300, Kansas City, Missouri 64106-2197, serves as the independent registered public accounting firm for the Funds. PricewaterhouseCoopers LLP provides audit services, tax assistance and consultation in connection with review of SEC and IRS filings.
Legal Counsel
Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006-1110, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as legal counsel to the Trust.
Registration Statement
This Statement of Additional Information and the applicable Prospectuses do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.
Statements contained herein and in the applicable Prospectuses as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.
Financial Statements
Audited financial statements for the Trust, as of June 30, 2023, including the notes thereto, and the reports of PricewaterhouseCoopers LLP thereon, are incorporated herein by reference from the Trust’s June 30, 2023 Annual Report.
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